                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                          (AMENDMENT NO.             )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 'SS'240.14a-11(c) or 'SS'240.14a-12

                        SUBURBAN PROPANE PARTNERS, L.P.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

________________________________________________________________________________
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ______________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

           _____________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

     (5)  Total fee paid:

           _____________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     ___________________________________________________________________________
     (2)  Form, Schedule or Registration Statement No.:

     ___________________________________________________________________________
     (3)  Filing Party:

     ___________________________________________________________________________
     (4)  Date Filed:

     ___________________________________________________________________________

  Preliminary Copy -- As filed with the Securities and Exchange Commission on
                               December 23, 1998

   [LETTERHEAD OF MARK A. ALEXANDER, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF
                                   SUBURBAN]

                                                                          , 1999

Dear Suburban Common Unitholder:

     I strongly encourage you to review the information on the proposed recapitalization of Suburban that is described in the accompanying Proxy Statement and that your Board of Supervisors unanimously recommends that you vote FOR.

     Since the summer of 1997, Millennium, the General Partner's parent company, has been actively exploring alternatives to maximize the value of its investment in Suburban, including a sale of the General Partner's interests. Unlike most of our competitors, Suburban has always been managed under the direction of its Board of Supervisors, rather than its General Partner. The sale of the General Partner's interests would not, therefore, directly change the day-to-day management of Suburban. However, your Board has been concerned that a sale would give a disproportionate share of any future increases in Suburban's value to a third party, rather than the Common Unitholders.

     During this same period, management embarked on an extensive restructuring program to improve Suburban's operating results. A key goal of the restructuring has been to position Suburban for long-term, profitable growth.
As you know from our recent announcements, our continuing restructuring efforts have started to bear fruit. During last year's heating season, which was the warmest on record, Suburban nonetheless significantly increased its cash flow from operations, earnings and cash on hand. Certainly, we cannot predict the weather, and there is still much work to be done. But it is clear to your Board that Suburban is in a substantially stronger position as a result of its restructuring efforts, regardless of weather.

     Suburban's improvement in cash flow and liquidity prompted your Board to consider how best to capture the benefits of these efforts for you, the Common Unitholders. Ultimately, your Board was able to capitalize on Millennium's recently announced plan to sell all its interests in Suburban. The recapitalization described in the Proxy Statement, which your Board unanimously recommends that you vote FOR, will, in the Board's judgment, greatly simplify and improve Suburban's capitalization, substantially increase the Common Unitholders' ownership and better position us for growth.

     Both your management and your Board are excited about the opportunities that lie ahead after completion of the recapitalization. Please read this Proxy Statement carefully and do not hesitate to call the numbers listed in the Proxy Statement if you need any additional information or assistance.

     Above all, please VOTE. Suburban is your company, and your voice should be heard.

                                          Very truly yours,
                                          Mark A. Alexander
                                          President and Chief Executive Officer

PRELIMINARY COPY -- AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 23, 1998

                                     [LOGO]
                        SUBURBAN PROPANE PARTNERS, L.P.
                               ONE SUBURBAN PLAZA
                               240 ROUTE 10 WEST
                            WHIPPANY, NJ 07981-0206

                                                              , 1999

            RECAPITALIZATION PROPOSED -- YOUR VOTE IS VERY IMPORTANT

Dear Suburban Common Unitholder:

     This Proxy Statement provides you with detailed information about the proposed recapitalization of your partnership, Suburban Propane Partners, L.P. The recapitalization, announced on November 30, 1998, cannot be completed without your vote. We have scheduled a special meeting of common unitholders to
be held on                , 1999 at      a.m., E.S.T., at
                         . This letter gives notice of the meeting.

     Your Board of Supervisors has unanimously approved the proposed recapitalization upon the unanimous recommendation of your Elected Supervisors, acting as a Special Committee, and recommends that common unitholders vote FOR the recapitalization. The Special Committee's recommendation was based, in part, upon the opinion of its financial advisor, Rothschild Inc., that the recapitalization is fair, from a financial point of view, to the public common unitholders (that is, common unitholders other than Suburban's management).

     The recapitalization includes:

           Redemption. Suburban will redeem all subordinated units and additional limited partner units owned by its general partner.

           Substitution of a New General Partner. A new entity owned by approximately 45 members of Suburban's senior and mid-level management will purchase all general partner interests and become the new general partner of Suburban.

           Amendment of the Partnership Agreement. Suburban's partnership agreement will be amended to permit and effect the recapitalization.

           Termination and Replacement of the Distribution Support Agreement. The distribution support provided by the general partner will be terminated and replaced with a liquidity arrangement provided by Suburban.

     Your Board believes the recapitalization will enhance Suburban's ability to provide increased cash distributions to common unitholders and simplify Suburban's capital structure. If it is completed:

           The common unitholders' ownership of Suburban will increase from approximately 74% to 98%.

           The common unitholders will participate in all distributions of available cash and will no longer have to wait until the subordinated units have received the minimum quarterly distribution of $0.50 per unit and the additional limited partner units have been redeemed for $22 million before receiving any distributions above the minimum quarterly distribution (assuming sufficient available cash to make excess distributions).

           The new general partner's share of additional distributions above the minimum quarterly distribution will be significantly reduced from current levels.

           Your Elected Supervisors will constitute a majority of the Board of Supervisors and management's interests will be further aligned with the public common unitholders.

     YOU ALSO SHOULD CAREFULLY READ 'RISK FACTORS' BEGINNING ON PAGE 15 OF THIS PROXY STATEMENT, WHICH DISCUSSES CERTAIN IMPORTANT MATTERS THAT YOU SHOULD CAREFULLY CONSIDER IN EVALUATING THE RECAPITALIZATION

AND CASTING YOUR VOTE. AMONG OTHER THINGS, SUBURBAN WILL INCUR UP TO APPROXIMATELY $76 MILLION OF NEW DEBT IN ORDER TO PAY THE REDEMPTION PRICE AND TRANSACTION COSTS.

     As we explain in this Proxy Statement, in addition to the affirmative vote of the holders a majority of the outstanding public common units, completion of the recapitalization is subject to a number of other conditions. We cannot predict with certainty when we will complete the recapitalization, but we hope
to complete it in the      quarter of Suburban's current fiscal year.

     Whether or not you plan to attend the special meeting, please take the time to vote by completing and mailing the enclosed proxy card according to the instructions contained in this Proxy Statement. If you sign, date and mail your proxy card without indicating how you want to vote, your proxy will be counted as a vote in favor of the recapitalization. If you fail to return your card, the effect will be a vote against the recapitalization unless you vote in person.

     WE ENCOURAGE YOU TO READ THIS PROXY STATEMENT CAREFULLY. IF YOU HAVE ANY QUESTIONS OR NEED ANY HELP IN VOTING, YOU MAY CALL INNISFREE M&A INCORPORATED, SUBURBAN'S PROXY SOLICITOR, AT 1-877-750-5837 (TOLL-FREE).

                                      Very truly yours,

                                      John Hoyt Stookey
                                      Chairman of the Board of Supervisors

Proxy Statement dated        , 1999 and first mailed to common unitholders on
     , 1999.

                DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

     This Proxy Statement contains forward-looking statements about the financial condition and results of operations of Suburban assuming the recapitalization is completed, including statements about Suburban's post-recapitalization debt levels, cash flows and earnings per unit and the restructuring charges expected to be incurred to complete the recapitalization. The recapitalization and Suburban's business are subject to certain risks and uncertainties that could cause actual results of Suburban's operations to differ materially from those discussed in these and other forward-looking statements, including, among other things:

           the impact of the new debt to be incurred to redeem the subordinated units and additional limited partner units and pay transaction costs;

           the impact of the replacement of the distribution support arrangement with alternative support from Suburban;

           the impact of weather conditions on the demand for propane;

           the impact of fluctuations in the unit cost of propane;

           Suburban's ability to compete with other suppliers of propane and other energy sources;

           Suburban's ability to retain customers;

           the impact of energy efficiency and technology advances on the demand for propane;

           the ability of management to continue to control expenses;

           the impact of regulatory developments; and

           the impact of legal proceedings.

     We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this Proxy Statement might not occur.

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
                               TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                              ----
DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS............................................................     i
QUESTIONS AND ANSWERS ABOUT THE RECAPITALIZATION...........................................................     1
PROXY STATEMENT SUMMARY....................................................................................     4
     The Recapitalization..................................................................................     4
     Current Ownership and Ownership Following the Recapitalization........................................     5
     Recommendations of the Special Committee and Board of Supervisors and Opinion of Financial Advisor....     6
     Risk Factors..........................................................................................     6
     Interests of Certain Persons in the Recapitalization..................................................     7
     Federal Income Tax Consequences.......................................................................     7
     The Meeting; Required Vote............................................................................     7
     The Transaction Agreements............................................................................     7
     Conditions to Consummation of the Recapitalization....................................................     7
     Termination of the Recapitalization Agreement.........................................................     8
     Amendment of the Partnership Agreements...............................................................     8
     The New Credit Facility...............................................................................     9
     Description of Common Units and Other Partnership Interests Following the Recapitalization............    10
     Capitalization........................................................................................    12
     Summary Historical and Pro Forma Financial and Operating Data.........................................    13
RISK FACTORS...............................................................................................    15
     Risks Relating to the Recapitalization................................................................    15
          Suburban's Indebtedness Will Increase Materially.................................................    15
          The General Partner's Distribution Support Agreement Will Be Terminated and Replaced with a
          Liquidity Arrangement Provided by Suburban.......................................................    15
          Neither the Minimum Quarterly Distribution nor Increased Distributions per Common Unit Are
          Assured..........................................................................................    16
          Suburban Has Utilized the Distribution Support Agreement and Suspended Distributions on the
          Subordinated Units...............................................................................    16
          The Common Unitholders Will No Longer Be Entitled to Approve Issuances of Equity Securities
          Senior to the Common Units.......................................................................    16
          Interests of Certain Persons in the Recapitalization.............................................    16
     Risks Relating to Suburban's Business that Could Reduce Available Cash from Operating Surplus.........    17
          Weather Conditions Affect the Demand for Propane.................................................    17
          Price Volatility of Propane Supply Costs.........................................................    17
          Competition; Ability to Retain Customers.........................................................    17
          Energy Efficiency and Technology Advances May Affect Demand......................................    18
          Regulatory Changes...............................................................................    18
          Legal Proceedings................................................................................    19
THE MEETING................................................................................................    20
     Date, Time and Place..................................................................................    20
     Purpose...............................................................................................    20
     Record Date...........................................................................................    20
     Quorum; Vote Required.................................................................................    20
     Recommendations of the Special Committee and the Board of Supervisors.................................    20
     Proxies and Revocability of Proxies...................................................................    20
     Cost of Solicitation of Proxies.......................................................................    21
THE RECAPITALIZATION.......................................................................................    22
     Background............................................................................................    22
     Reasons for the Recapitalization; Recommendations of the Special Committee and Board of Supervisors...    27
     Opinion of the Special Committee's Financial Advisor..................................................    29

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

                                                                                                              PAGE
                                                                                                              ----
     Interests of Certain Persons in the Recapitalization..................................................    34
          Acceleration of Restricted Units.................................................................    34
          Employment Agreement with Mark A. Alexander......................................................    35
          Successor General Partner Ownership..............................................................    36
          Millennium and the General Partner...............................................................    36
          Compensation of the Special Committee............................................................    36
          United States Federal Income Tax Consequences to Suburban and to Common Unitholders..............    36
THE SUCCESSOR GENERAL PARTNER..............................................................................    39
PRICE RANGE OF COMMON UNITS AND DISTRIBUTIONS..............................................................    39
THE TRANSACTION AGREEMENTS.................................................................................    40
     The Recapitalization Agreement........................................................................    40
          The Recapitalization.............................................................................    40
          Representations and Warranties...................................................................    40
          Covenants........................................................................................    41
          Conditions to Consummation of the Recapitalization...............................................    42
          Termination......................................................................................    42
          Termination Fees and Expense Reimbursements......................................................    43
          Extension Fee....................................................................................    43
          Amendment........................................................................................    43
          Termination of the Distribution Support Agreement................................................    44
     The GP Interest Purchase Agreement....................................................................    44
          The GP Interest Purchase.........................................................................    44
          Representations and Warranties...................................................................    44
          Additional Agreements............................................................................    44
          Conditions to Consummation of the GP Interest Purchase...........................................    45
          Termination......................................................................................    45
SUMMARY OF AMENDMENTS TO THE PARTNERSHIP AGREEMENTS........................................................    46
     Introduction; Required Vote by Unitholders............................................................    46
     Summary of Amendments to the Partnership Agreement....................................................    46
     Summary of Amendments to the Operating Partnership Agreement..........................................    48
     Conforming Changes....................................................................................    48
FINANCING OF THE TRANSACTIONS..............................................................................    48
     Financing Arrangements of the Operating Partnership for the Recapitalization..........................    48
     Financing Arrangements of the Successor General Partner for the GP Interest
       Purchase............................................................................................    49
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS............................................    50
     Unaudited Pro Forma Condensed Consolidated Balance Sheet..............................................    51
     Unaudited Pro Forma Condensed Consolidated Statement of Operations....................................    52
     Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements..............................    53
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS......................    54
     General...............................................................................................    54
     Selected Quarterly Financial Data.....................................................................    55
     Results of Operations.................................................................................    55
     Risk Management.......................................................................................    57
     Liquidity and Capital Resources.......................................................................    57
     Readiness for Year 2000...............................................................................    59
MANAGEMENT OF SUBURBAN FOLLOWING THE RECAPITALIZATION......................................................    61
     Partnership Management................................................................................    61
     Changes to Board of Supervisors.......................................................................    61
     Members of the Board of Supervisors and Executive Officers of Suburban................................    61
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.............................................    63

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

                                                                                                              PAGE
                                                                                                              ----
CASH DISTRIBUTION POLICY...................................................................................    64
     General...............................................................................................    64
          Available Cash...................................................................................    64
          Operating Surplus and Capital Surplus............................................................    64
     Distributions from Operating Surplus..................................................................    64
     Distributions from Capital Surplus....................................................................    65
     Adjustment of Minimum Quarterly Distribution and Target Distribution Level............................    65
     Distributions of Cash Upon Liquidation................................................................    66
     Cash Available for Distribution.......................................................................    66
     Distribution Support..................................................................................    67
DESCRIPTION OF THE AMENDED PARTNERSHIP AGREEMENTS..........................................................    67
     Organization and Duration.............................................................................    67
     Purpose...............................................................................................    67
     Power of Attorney.....................................................................................    68
     Management............................................................................................    68
          Board of Supervisors.............................................................................    68
          Officers.........................................................................................    69
     Meetings; Voting......................................................................................    69
     Limited Liability.....................................................................................    70
     Status as Limited Partner or Assignee.................................................................    71
     Non-citizen Assignees; Redemption.....................................................................    71
     Merger, Sale or Other Disposition of Assets...........................................................    71
     Issuance of Additional Securities.....................................................................    71
     Transfer of General Partner Interests and Incentive Distribution Rights...............................    72
     Conversion of Incentive Distribution Rights...........................................................    72
     Withdrawal or Removal of the Successor General Partner................................................    73
     Amendment of Amended Partnership Agreement............................................................    74
     Limited Call Right....................................................................................    76
     Termination and Dissolution...........................................................................    76
     Liquidation and Distribution of Proceeds..............................................................    76
     Indemnification.......................................................................................    77
     Books and Reports.....................................................................................    77
     Right to Inspect Partnership Books and Records........................................................    78
     Registration Rights...................................................................................    78
FUTURE UNITHOLDER PROPOSALS................................................................................    79
WHERE YOU CAN FIND MORE INFORMATION........................................................................    79
INDEX OF DEFINED TERMS.....................................................................................    80

                                    ANNEXES

ANNEX A   -- Recapitalization Agreement.................................................................   A-1

ANNEX B   -- GP Interest Purchase Agreement.............................................................   B-1


ANNEX C   -- Form of Second Amended and Restated Agreement of Limited Partnership marked to indicate the
            changes from the partnership agreement currently in effect..................................   C-1


ANNEX D   -- Opinion of Rothschild......................................................................   D-1


                             QUESTIONS AND ANSWERS
                           ABOUT THE RECAPITALIZATION

Q:         WHAT IS THE PROPOSED RECAPITALIZATION?
A:         Suburban Propane Partners, L.P. ('Suburban') is proposing a recapitalization (the 'Recapitalization') that includes:
                 Redeeming all outstanding subordinated units and additional limited partner units from Suburban Propane
                 GP, Inc. (the 'General Partner') for $69 million.
                 Replacing the General Partner with a new general partner of Suburban and of Suburban Propane, L.P. (the
                 'Operating Partnership' and, together with Suburban, the 'Partnerships') which is owned by management.
                 Amending the partnership agreements of the Partnerships to permit and effect the Recapitalization and to reduce the new general partner's percentage of additional distributions above the minimum quarterly distribution.
                 Terminating the distribution support provided by the General Partner and its parent and replacing it with a liquidity arrangement provided by Suburban.
Q:         WHAT ARE THE REASONS FOR THE RECAPITALIZATION?
A:         The Recapitalization is being proposed primarily to enhance Suburban's ability to provide increased cash distributions to common unitholders and to simplify Suburban's capital structure. The Special Committee believes that the Recapitalization will not only end any uncertainty arising from Millennium Chemicals'
           announced intention to sell its interests in Suburban but also create greater value for the public common unitholders than a transaction involving the sale of these interests to an unrelated party. See pages
           through   of this Proxy Statement.
Q:         WHAT ARE POTENTIAL BENEFITS TO COMMON UNITHOLDERS?
A:         The Recapitalization is designed to offer the following potential benefits to common unitholders:
                 The common unitholders' ownership will increase from approximately 74% to 98%.
                 Common unitholders will participate in all distributions of available cash and will no longer have to wait until the subordinated unitholders have received their minimum quarterly distribution of $0.50 per unit or wait until the additional limited partner units have been redeemed for $22 million before receiving any distributions above the common unitholders' minimum quarterly distribution (assuming sufficient available cash to make excess distributions).
                 The new general partner's percentage of additional distributions above the minimum quarterly distribution (that is, its incentive distribution rights) will be significantly reduced from current levels.
                 Suburban's capital structure will be simplified.
                 Your Elected Supervisors will constitute a majority of the Board of Supervisors.
                 Management's interests will be further aligned with the public common unitholders.
Q:         WHAT ARE POTENTIAL DISADVANTAGES AND RISKS TO COMMON UNITHOLDERS?
A:         The following are certain potential disadvantages and risks of the Recapitalization (see page   of this Proxy
           Statement):
                 Suburban will incur indebtedness in an amount up to approximately $76 million to fund the redemption of the subordinated units and additional limited partner units and the expenses of the Recapitalization.
                 This (1) will increase the debt service required to be paid before cash distributions can be made to common unitholders, (2) could make Suburban more vulnerable to changes in general economic conditions and industry changes and (3) could limit Suburban's operating flexibility.

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

                 The distribution support agreement, which is scheduled to expire on March 31, 2001, will be terminated and replaced with a liquidity arrangement provided by Suburban for the same period. This will eliminate the outside support of the General Partner and its parent for the minimum quarterly distribution.

Q:         WHAT OTHER EFFECTS WILL THE RECAPITALIZATION HAVE ON MY COMMON UNITS?

A:         Except for the amendments to the partnership agreements to permit and effect the Recapitalization, the legal rights of common unitholders will not change. Following the Recapitalization, the common units will continue to trade on the New York Stock Exchange.

Q:         WHAT IS THE SPECIAL COMMITTEE?

A:         The special committee ('Special Committee') consists of the three members of Suburban's Board of Supervisors who were elected to the Board of Supervisors by the common unitholders and subordinated unitholders. These elected supervisors were appointed by the Board of Supervisors as a special committee to evaluate and make a recommendation on the Recapitalization on behalf of the public common unitholders (common unitholders other than Suburban's management). The Special Committee based its recommendation to the Board of Supervisors to approve the Recapitalization on the fairness opinion of Rothschild Inc. and certain other factors. See page of this Proxy Statement.

Q:         WHAT IS THE RECOMMENDATION OF THE BOARD OF SUPERVISORS?

A:         Based on the unanimous recommendation of the Special Committee, the Board of Supervisors unanimously recommends that common unitholders vote FOR the Recapitalization.

Q:         WHAT VOTE IS REQUIRED TO APPROVE THE RECAPITALIZATION?

A:         The vote of the holders of at least a majority of the outstanding common units, including the holders of at least a majority of the outstanding common units held by persons other than Suburban's management, and the vote of the holders of at least a majority of the outstanding subordinated units entitled to vote, each voting as a separate class, are required to approve the Recapitalization. The General Partner owns all of the outstanding subordinated units and has agreed to vote all of the subordinated units in favor of the
           Recapitalization.

Q:         WHO WILL BE THE NEW GENERAL PARTNER?

A:         The new general partner of Suburban will be Suburban Energy Services Group LLC, a new entity owned by approximately 45 members of Suburban's senior and mid-level management (the 'Successor General Partner').
           Following the Recapitalization, however, the Board of Supervisors will continue to have all responsibility for
           the management of Suburban's business. See page   of this Proxy Statement.

Q:         WHO WILL SERVE ON THE BOARD OF SUPERVISORS AFTER THE RECAPITALIZATION?

A:         The size of the Board of Supervisors will be reduced from seven members to five members by eliminating the class of management supervisors, which means that the three supervisors elected by the common unitholders will hold a majority of the Board's seats. The elected supervisors will continue to be John Hoyt Stookey, Harold R.
           Logan, Jr. and Dudley C. Mecum. The supervisors to be appointed by the Successor General Partner will be Mark
           A. Alexander and Michael J. Dunn, Jr. (who currently serve as Suburban's management supervisors).

Q:         HOW WILL THE RECAPITALIZATION BE FUNDED?

A:         The redemption price for the subordinated units and the additional limited partner units and the costs and expenses of the Recapitalization will be funded from borrowings under a new senior secured revolving credit facility to be entered into by the Operating Partnership (which will replace the existing credit facility) and
           from other available cash resources. See page   of this Proxy Statement.

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

Q:         WHEN WILL THE RECAPITALIZATION BE COMPLETED?
A:         Completion of the Recapitalization is subject to a number of conditions. We cannot predict with certainty if
           or when the Recapitalization will be completed, but we hope to complete it in the      quarter of the current
           fiscal year.
Q:         WHAT IF THE RECAPITALIZATION IS NOT COMPLETED?
A:         If the public common unitholders do not approve the Recapitalization or if the other conditions to completing the Recapitalization are not satisfied or waived, the capital structure of Suburban will not change.
Q:         WHEN IS THE SPECIAL MEETING?
A:         The special meeting will be held on                ,             , 1999 at    a.m., E.S.T., at
                          . See page    of this Proxy Statement.
Q:         WHAT DO I NEED TO DO RIGHT NOW?
A:         Please take the time to vote by completing and mailing the enclosed proxy card according to the instructions contained in this Proxy Statement, whether or not you plan to attend the special meeting. If you sign, date and mail your proxy card without indicating how you want to vote, your proxy will be counted as a vote in favor of the Recapitalization. If you fail to return your card, the effect will be a vote against the
           Recapitalization unless you vote in person.
Q:         DO I SEND IN MY COMMON UNIT CERTIFICATES?
A:         No. Your common unit certificates will not be changed.
Q:         HOW CAN I GET HELP IN VOTING?
A:         If you have any questions or need any help in voting, you may call Innisfree M&A Incorporated, Suburban's proxy solicitor, at its toll-free number: 1-877-750-5837.
Q:         WHERE CAN I FIND MORE INFORMATION ABOUT SUBURBAN?
A:         From various sources described under 'Where You Can Find More Information' on page    of this Proxy Statement.

                            PROXY STATEMENT SUMMARY

     This summary highlights selected information from this Proxy Statement and may not include all of the information that is important to you. To understand the Recapitalization fully and for a more complete description of the terms of the Recapitalization, you should carefully read this entire document and the documents to which you are referred. Except as the context otherwise requires, references to or descriptions of operations of Suburban include the operations of the Operating Partnership and any other subsidiary operating partnership or corporation and Suburban's predecessor, Suburban Propane. See 'Where You Can
Find More Information' on page   and 'Disclosure Regarding Forward-Looking
Statements' on page   . On page   you will find an index of defined terms used
in this Proxy Statement.

THE RECAPITALIZATION (see page   )

     The Recapitalization consists of:

      Redemption. Suburban will redeem all 7,163,750 outstanding subordinated units (the 'Subordinated Units') and all 220,000 outstanding additional limited partner units ('APUs'), all of which are owned by the General Partner, for $69 million.

      Substitution of a New General Partner. The General Partner will sell its 2% general partner interests in Suburban and the Operating Partnership (the 'GP Interests') and its rights to receive more than 2% of cash distributions if distributions exceed certain specified levels (the 'Incentive Distribution Rights') to the Successor General Partner for $6 million to be paid by the Successor General Partner (the 'GP Interest Purchase'). The Successor General Partner will assume the rights and duties of the General Partner under the partnership agreements of the Partnerships and will be substituted for the General Partner as the new general partner of the Partnerships.

      Amendment of the Partnership Agreements. The partnership agreements of the Partnerships will be amended to permit and effect the Recapitalization. They will also be amended to reduce the Incentive Distribution Rights and to provide the Board of Supervisors with the right to convert the reduced Incentive Distribution Rights into common units ('Common Units') after the fifth anniversary of the closing of the Recapitalization (the 'Closing').

      Termination and Replacement of the Distribution Support Agreement. The Distribution Support Agreement dated as of March 5, 1996 among the General Partner, Millennium America Inc. and Suburban (the 'Distribution Support Agreement') will be terminated and replaced with a liquidity arrangement provided by Suburban.

CURRENT OWNERSHIP AND OWNERSHIP FOLLOWING THE RECAPITALIZATION

     Set forth below are charts showing the current ownership and the post-Recapitalization ownership of the Partnerships.


              (Chart displaying current ownership of the Partnerships)





        (Chart displaying post-Recapitalization ownership of the Partnerships)

RECOMMENDATIONS OF THE SPECIAL COMMITTEE AND BOARD OF SUPERVISORS AND OPINION OF
FINANCIAL ADVISOR (see pages   and   )

     The Board of Supervisors consists of two management supervisors, two supervisors appointed by the General Partner and three supervisors who have no affiliation with the General Partner or management and who were elected to the Board of Supervisors (the 'Elected Supervisors') by the holders of Common Units (the 'Common Unitholders') and Subordinated Units. Because the supervisors who were appointed by the General Partner and the management supervisors have interests in the Recapitalization that are different from, or may conflict with, the interests of the Common Unitholders other than the General Partner, the Successor General Partner or any of their affiliates (the 'Public Common Unitholders'), the Elected Supervisors were appointed as the Special Committee to evaluate and make a recommendation to the Board of Supervisors with respect to the Recapitalization on behalf of the Public Common Unitholders. The Special Committee was represented by independent legal counsel.

     Rothschild Inc. ('Rothschild') served as independent financial advisor to the Special Committee in connection with the Recapitalization and was engaged to deliver its opinion to the Special Committee as to whether the terms of the Recapitalization are fair, from a financial point of view, to the Public Common Unitholders, and to update such opinion as of the date of this Proxy Statement. Rothschild delivered its opinion to the Special Committee that the Recapitalization is fair, from a financial point of view, to the Public Common Unitholders, in connection with the Special Committee's recommendation to the Board of Supervisors to approve the Recapitalization. The Rothschild opinion is attached as Annex D to this Proxy Statement. Common Unitholders are urged to read the opinion of Rothschild in its entirety for descriptions of the procedures followed, matters considered and limitations on the reviews undertaken in rendering the opinion.

     After considering the advice of its independent legal counsel and based upon the Rothschild opinion and the other factors described below in this Proxy Statement, the Special Committee unanimously recommended approval of the Recapitalization to the Board of Supervisors. Based on such recommendation, the Board of Supervisors unanimously approved the Recapitalization and recommends that Common Unitholders vote FOR the Recapitalization. See 'The Recapitalization -- Background' and ' -- Reasons for the Recapitalization; Recommendations of the Special Committee and Board of Supervisors.'

RISK FACTORS (see page   )

     We refer you to 'Risk Factors' on page   , which discusses certain
important matters that you should carefully consider in evaluating the Recapitalization and casting your vote, including:

      The Operating Partnership's indebtedness and interest costs will increase materially in order to redeem the Subordinated Units and APUs.

      The Distribution Support Agreement will be terminated and replaced with a liquidity arrangement provided by Suburban. Suburban used the Distribution Support Agreement in fiscal 1997 to cover $22 million of the minimum quarterly distribution on the Common Units.

      Neither the minimum quarterly distribution nor increased distributions per Common Unit are assured.

      Suburban did not generate sufficient cash flow to pay the minimum quarterly distribution on the Subordinated Units in fiscal 1997 and has not paid distributions on the Subordinated Units since November 1996.

      Certain members of the Board of Supervisors and certain officers of the Operating Partnership have interests in the Recapitalization that are different from, or may conflict with, the interests of Public Common Unitholders.

      The Common Unitholders will no longer be entitled to approve the issuance of additional limited partner interests that are senior to the Common Units.

      Suburban faces certain risks in its business operations, including (1) weather conditions, (2) price volatility of propane supply costs, (3) competition, (4) energy efficiency and technology advances, (5) regulatory changes and (6) legal proceedings.

INTERESTS OF CERTAIN PERSONS IN THE RECAPITALIZATION (see page   )

     You should be aware that certain executive officers of Suburban and certain members of the Board of Supervisors have interests in the Recapitalization that are different from, or may conflict with, the interests of the Public Common Unitholders. Mark A. Alexander and Michael J. Dunn, Jr., members of senior management and the management supervisors, own equity interests in the Successor General Partner and hold restricted units under the 1996 Restricted Unit Plan of Suburban which, by their terms, will be converted into Common Units upon completion of the Recapitalization. Two members of the Board of Supervisors appointed by the General Partner are executive officers of Millennium Chemicals Inc. In addition, each of the Elected Supervisors holds Restricted Units which, by their terms, will be converted into Common Units upon completion of the Recapitalization. See 'The Recapitalization -- Interests of Certain Persons in the Recapitalization' and 'The Successor General Partner.'

FEDERAL INCOME TAX CONSEQUENCES (see page   )

     In general, the Recapitalization is not expected to result in taxable income or loss to the Common Unitholders. See 'The Recapitalization -- United States Federal Income Tax Consequences to Suburban and to Common Unitholders.'

THE MEETING; REQUIRED VOTE (see page   )

     The special meeting of Common Unitholders to vote on the Recapitalization
will be held on             ,           , 1999 at      a.m., E.S.T., at
               (the 'Meeting'). The affirmative vote of the holders of at least a majority of the outstanding Common Units, including the holders of at least a majority of the outstanding Public Common Units, and the affirmative vote of the holders of at least a majority of the outstanding Subordinated Units entitled to vote, each voting as a separate class, are required to approve the Recapitalization. The General Partner owns all of the outstanding Subordinated Units and has agreed to vote all of the Subordinated Units in favor of the Recapitalization.

THE TRANSACTION AGREEMENTS (see page   )

     The Recapitalization Agreement dated as of November 27, 1998 by and among the Partnerships, the General Partner, Millennium and the Successor General Partner (the 'Recapitalization Agreement') is the legal document that governs the Recapitalization. The Purchase Agreement dated as of November 27, 1998 by and among the General Partner, Millennium Petrochemicals Inc., the sole stockholder of the General Partner ('Millennium'), and the Successor General Partner (the 'GP Interest Purchase Agreement') is the legal document that governs the GP Interest Purchase. The Recapitalization Agreement and the GP Interest Purchase Agreement are attached to this Proxy Statement as Annexes A and B, respectively, and we encourage you to read them carefully.

CONDITIONS TO CONSUMMATION OF THE RECAPITALIZATION (see page   )

     In order for the Recapitalization to occur, the following conditions, in addition to the required votes of unitholders, must be satisfied or waived:

      The holders of at least a majority of the outstanding principal amount of the 7.54% Senior Notes due June 30, 2011 of the Operating Partnership (the 'Senior Notes') must consent to certain transactions included in the Recapitalization.

      The Operating Partnership must have sufficient funds available to pay the redemption price and expenses of the Recapitalization from borrowings under its new $150 million secured revolving credit facility or from other available cash resources.

      The GP Interest Purchase must occur concurrently with the consummation of the Recapitalization and the Successor General Partner must obtain sufficient financing for the GP Interest Purchase.

      The opinion of Rothschild must not be withdrawn. (This is a condition of the Partnerships only.)

      The Special Committee must not withdraw its recommendation to the Board of Supervisors to approve the Recapitalization at any time prior to mailing this Proxy Statement. (This is a condition of the Partnerships only.)

TERMINATION OF THE RECAPITALIZATION AGREEMENT (see page   )

     The Recapitalization Agreement may be terminated at any time prior to the
Closing:

          (1) by written consent of the parties;

          (2) by any of the parties if the Closing does not occur on or before May 15, 1999, unless extended under certain circumstances by the Elected Supervisors to June 15, 1999 upon payment by Suburban to Millennium of a $1 million extension fee, or unless otherwise extended by written consent of the parties;

          (3) by Suburban or the Successor General Partner at any time prior to the mailing of the Proxy Statement if the Special Committee withdraws its recommendation to the Board of Supervisors to approve the Recapitalization (subject to the payment by Suburban to Millennium of a $2 million termination fee);

          (4) by Millennium or the General Partner at any time prior to the Meeting if the Special Committee withdraws its recommendation to approve the Recapitalization (in which case Suburban must pay certain out-of-pocket expenses of Millennium and the General Partner);

          (5) by Millennium or the General Partner at any time prior to the mailing of the Proxy Statement if Millennium, the General Partner or any of their affiliates is concurrently entering into a definitive written agreement for a transaction that is more favorable to Millennium and the General Partner than the Recapitalization (subject to the payment by Millennium to Suburban of a $3 million termination fee);

          (6) by any of the parties if any governmental entity permanently prohibits the Recapitalization; or

          (7) by any of the parties if any of the other parties materially breaches its agreements under the Recapitalization Agreement or any other agreement entered into in connection with the Recapitalization or any representation or warranty fails to be true and correct for 30 days without cure after notice of breach and such breach or failure would reasonably be expected to have a material adverse effect on the party invoking its termination right or would materially impair the Recapitalization.

Upon termination of the Recapitalization Agreement, the GP Interest Purchase Agreement may be terminated by either party.

AMENDMENT OF THE PARTNERSHIP AGREEMENTS (see page   )

     In order to consummate the Recapitalization, certain amendments must be made to the Partnership Agreements. If approved, the Partnership Agreements will be amended to, among other things:

      Permit the redemption of all outstanding Subordinated Units and APUs.

      Limit the distributions to the Successor General Partner, including as holder of the Incentive Distribution Rights, to 15% of all distributions above $0.55 per unit per quarter.

      Provide the Board of Supervisors the option, exercisable after five years from the Closing, to cause all the Incentive Distribution Rights to be converted into a number of Common Units having a value equal to the fair market value of the Incentive Distribution Rights.

      Terminate the Distribution Support Agreement and replace it with a liquidity arrangement provided by Suburban.

      Eliminate the Successor General Partner's obligation to maintain a 2% ownership interest in the Partnership and the Operating Partnership if Suburban issues additional limited partner interests in the future and redesignate the GP Interests in Suburban as 452,663 general partner units.

      Reduce the size of the Board of Supervisors from seven to five members by eliminating the two positions currently held by the management supervisors, which means that the Board will consist of three Elected Supervisors and two supervisors appointed by the Successor General Partner.

      By redeeming the Subordinated Units, require only the approval of Common Unitholders for certain matters including a merger or consolidation involving Suburban, the sale of substantially all the assets of Suburban, the transfer of the general partner interest, the withdrawal or removal of the Successor General Partner and certain amendments to the Amended Partnership Agreement.

     See 'Summary of Amendments to the Partnership Agreements,' 'Description of the Amended Partnership Agreements' and the Amended Partnership Agreement (Annex C to this Proxy Statement).

THE NEW CREDIT FACILITY (see page   )

     The redemption price for the Subordinated Units and APUs and the expenses of the Partnerships in connection with the Recapitalization will be funded from the proceeds of up to approximately $76 million of borrowings under a new $150 million secured revolving credit facility to be entered into by the Operating Partnership and from other available cash resources. The new credit facility will replace the Operating Partnership's existing credit facility.

DESCRIPTION OF COMMON UNITS AND OTHER PARTNERSHIP INTERESTS FOLLOWING THE
RECAPITALIZATION (see pages   ,   and   )

Units to be Outstanding
  After the Recapitalization..............  22,294,207 Common Units, representing a 98% limited partner interest, and 452,663 General Partner Units, representing a 2% general partner interest.
Distributions of Available Cash...........  Suburban will continue to distribute all of its Available Cash within
                                            45 days after the end of each fiscal quarter to Common Unitholders and to the Successor General Partner. Available Cash for any quarter will continue to consist, generally, of all cash on hand at the end of such quarter, as adjusted for reserves. The complete definition of
                                            Available Cash is set forth in the Amended Partnership Agreement. The
                                            Board of Supervisors has broad discretion in making cash
                                            disbursements and establishing reserves, thereby affecting the amount of Available Cash that will be distributed in any quarter.
Priority of Distributions.................  In general, Available Cash will be distributed based on the following priorities:
                                              First, 98% to the Common Units and 2% to the Successor General
                                              Partner, until each Common Unit has received the minimum quarterly distribution of $0.50 per unit (the 'Minimum Quarterly
                                              Distribution'), any arrearages on the Minimum Quarterly
                                              Distribution from prior quarters and the target distribution of
                                              $0.55 per unit (the 'Target Distribution').
                                              Thereafter, 85% to the Common Units and 15% to the Successor
                                              General Partner.
                                            After the fiscal quarter ending on or about March 31, 2001, the priorities will be the same, except that the Common Units will no longer be entitled to arrearages.
Expected Distributions to Common
  Unitholders and Successor General
  Partner.................................  Suburban intends, to the extent there is sufficient Available Cash from operating surplus, to distribute to each Common Unitholder the
                                            Minimum Quarterly Distribution of $0.50 per Common Unit per quarter
                                            ($2.00 per Common Unit per year), plus proportionate distributions to the Successor General Partner.
Liquidity Arrangement.....................  To enhance Suburban's ability to distribute the Minimum Quarterly
                                            Distribution through the quarter ending March 31, 2001, at the
                                            Closing, Suburban will establish a $21.6 million liquidity arrangement consisting of committed availability under the working capital line of Suburban's new credit facility. The liquidity arrangement will be reduced to $11 million for the quarter beginning on or about January 1, 2001 and will automatically terminate at the end of the fiscal quarter ending on or about March 31, 2001. The liquidity arrangement will be drawn upon (once drawn upon, it will not be required to be replenished) if the amount of Available Cash from operating surplus is insufficient to distribute the Minimum
                                            Quarterly Distribution in any quarter. The liquidity arrangement will replace the Distribution Support Agreement, which will be terminated at the Closing.

Conversion of Incentive Distribution
  Rights..................................  At any time after the fifth anniversary of the date of the Closing, the Board of Supervisors (with the approval of a majority of the
                                            Elected Supervisors) will have the option to cause all, but not less than all, of the Incentive Distribution Rights to be converted into that number of Common Units equal in value to the fair market value of the Incentive Distribution Rights. The fair market value will be determined by agreement of the Board of Supervisors and the holders of such rights or, failing that, by an independent investment banking firm.
Suburban's Ability to Issue Additional
  Units...................................  Suburban may issue securities that are senior to the Common Units and up to 9,375,000 Common Units without a vote of the Common
                                            Unitholders. Suburban may not issue more than 9,375,000 Common Units prior to the record date for the quarter ending on or about March 31,
                                            2001 without the approval of the holders of a majority of the outstanding Common Units, unless the Common Units are issued in certain accretive acquisitions or to repay certain indebtedness.
Limited Call Right........................  If, at any time, less than 20% of the issued and outstanding Common
                                            Units are held by persons other than the Successor General Partner and its affiliates, the Successor General Partner will continue to have the right to purchase all of the remaining Common Units at a price equal to the then current market price of the Common Units. See
                                            'Description of the Amended Partnership Agreements -- Limited Call
                                            Right.'
Limited Voting Rights.....................  Common Unitholders will continue to have only limited voting rights on matters affecting Suburban's business. See 'Description of the
                                            Amended Partnership Agreements -- Meetings; Voting.'
Removal and Withdrawal of the General
  Partner.................................  Subject to certain conditions, the Successor General Partner may be removed by the vote of the holders of at least a majority of the outstanding Common Units. A meeting of Common Unitholders to effect such removal, however, may be called only by the Board of Supervisors or by the holders of 20% or more of the outstanding Common Units. The
                                            Successor General Partner will agree not to voluntarily withdraw as general partner of Suburban and the Operating Partnership prior to
                                            September 30, 2006, subject to limited exceptions, without obtaining the approval of the holders of at least a majority of the outstanding
                                            Common Units.
Transfer Restrictions.....................  All purchasers of Common Units who wish to become Common Unitholders of record will continue to be required to deliver an executed transfer application (which may be obtained from Suburban's transfer agent) before the transfer of such Common Units will be registered and before cash distributions and federal income tax allocations will be made to the transferee.
Listing...................................  The Common Units will continue to be listed on the New York Stock
                                            Exchange under the symbol 'SPH.'

CAPITALIZATION

     The following table sets forth the historical capitalization of Suburban as of September 26, 1998 and as adjusted to give pro forma effect to the Recapitalization as if it had occurred on September 26, 1998. The table should be read in conjunction with the Unaudited Pro Forma Condensed Consolidated Financial Statements of Suburban and 'Management's Discussion and Analysis of Financial Condition and Results of Operations' included elsewhere in this Proxy Statement and Suburban's consolidated financial statements and notes thereto incorporated by reference in this Proxy Statement from Suburban's Annual Report on Form 10-K for the year ended September 26, 1998.

                                                                                      SEPTEMBER 26, 1998
                                                                           -----------------------------------------
                                                                                           PRO FORMA
                                                                           HISTORICAL    ADJUSTMENTS(a)    PRO FORMA
                                                                           ----------    --------------    ---------
                                                                                    (DOLLARS IN THOUSANDS)

Liabilities:
     Long-term debt.....................................................    $ 427,897       $ 76,000       $503,897
                                                                           ----------    --------------    ---------
Partners' Capital:
     Common Unitholders.................................................       84,847          2,147         74,234
                                                                                               1,940
                                                                                             (14,700)
     Subordinated Unitholder............................................       49,147        (49,147)             0
     General Partner....................................................       24,488        (22,300)         2,188
     Unearned compensation..............................................      (10,682)        10,682              0
                                                                           ----------    --------------    ---------
          Total partners' capital.......................................      147,800        (71,378)        76,422
                                                                           ----------    --------------    ---------
          Total capitalization..........................................    $ 575,697       $  4,622       $580,319
                                                                           ----------    --------------    ---------
                                                                           ----------    --------------    ---------

------------

 (a) See 'Unaudited Pro Forma Condensed Consolidated Financial Statements' included elsewhere in this Proxy Statement for a discussion of the pro forma adjustments.

SUMMARY HISTORICAL AND PRO FORMA FINANCIAL AND OPERATING DATA

     The following table presents summary condensed consolidated historical and pro forma financial and operating data (which are unaudited) of Suburban and its predecessor company (prior to Suburban's initial public offering on March 4, 1996) and pro forma financial and operating data for Suburban after giving effect to the Recapitalization. The summary condensed consolidated historical data are derived from the audited consolidated financial statements of Suburban and its predecessor company and should be read in conjunction with 'Management's Discussion and Analysis of Financial Condition and Results of Operations' included elsewhere in this Proxy Statement and 'Selected Historical and Pro Forma Financial Data' and the financial statements of Suburban and the notes thereto incorporated in this Proxy Statement by reference from Suburban's Annual Report on Form 10-K for the year ended September 26, 1998. Suburban's summary pro forma financial data after giving effect to the Recapitalization are derived from the Unaudited Pro Forma Condensed Consolidated Financial Statements of Suburban included elsewhere in this Proxy Statement and should be read in conjunction therewith. The dollar and volume amounts in the table below, except per unit data, are in thousands.

                                                       SUBURBAN(a)                                     PREDECESSOR COMPANY
                              --------------------------------------------------------------    ---------------------------------
                                                                                    MARCH 5,
                              PRO FORMA                               PRO FORMA       1996      OCT. 1,
                                 YEAR         YEAR         YEAR          YEAR       THROUGH       1995           YEAR ENDED
                                ENDED         ENDED        ENDED        ENDED        SEPT.      THROUGH     ---------------------
                              SEPT. 26,     SEPT. 26,    SEPT. 27,    SEPT. 28,       28,       MARCH 4,    SEPT. 30,    OCT. 1,
                               1998(b)        1998         1997        1996(c)        1996        1996        1995         1994
                              ----------    ---------    ---------    ----------    --------    --------    ---------    --------
STATEMENT OF OPERATIONS DATA
    Revenues................   $667,287     $ 667,287    $771,131      $707,946    $323,947    $383,999     $633,620     $677,767
    Gross Profit............    340,847       340,847     334,336       330,254     150,746     179,508      314,724      347,227
    Depreciation and
      Amortization..........     37,931        36,531      37,307        35,862      21,046      14,816       34,055       34,300
    Restructuring Charge....     --            --           6,911         2,340       2,340       --           --           --
    Operating Income
      (Loss)................     68,040        68,814      47,763        58,332      (3,464)     61,796       55,544       75,490
    Interest Expense, Net...     37,964(d)     30,614      33,979        31,197      17,171       --           --           --
    Provision for Income
      Taxes.................         35            35         190           250         147      28,147       25,299       33,644
    Net Income (Loss).......     30,041        38,165      13,594        26,885     (20,782)     33,649       30,245       41,846
    Net Income (Loss) per
      Unit(e)...............   $   1.32     $    1.30    $   0.46      $   0.92     $ (0.71)
BALANCE SHEET DATA
  (END OF PERIOD)
    Cash and Cash
      Equivalents...........   $ 57,441     $  59,819    $ 19,336      $ 18,931     $18,931                 $    136     $    298
    Current Assets..........    130,403       132,781     104,361       120,692     120,692                   78,846       88,566
    Total Assets............    734,187       729,565     745,634       776,651     776,651                  705,686      724,280
    Current Liabilities.....     91,550        91,550      96,701       101,826     101,826                   69,872       74,555
    Long-term Debt..........    503,897       427,897     427,970       428,229     428,229                    --           --
    Other Long-term
      Liabilities...........     62,318        62,318      79,724        81,917      81,917                   77,579       90,173
    Predecessor Equity......                                                                                 558,235      559,552
    Partners'
      Capital-General
      Partner...............      2,188        24,488      12,830         3,567       3,286
    Partners'
      Capital-Limited
      Partners..............     76,422       123,312     128,409       174,790     161,393
STATEMENT OF CASH FLOWS
  DATA
    Cash Provided by (used
      in)
    Operating Activities....   $ 62,723     $  70,073    $ 58,848      $ 59,196     $62,961     $(3,765)    $ 53,717     $ 77,067
    Investing Activities....      2,900         2,900     (20,709)      (52,414)    (30,449)    (21,965)     (22,317)     (16,126)
    Financing Activities....    (33,953)      (32,490)    (37,734)       12,013     (13,786)     25,799      (31,562)     (68,093)
OTHER DATA
    EBITDA(f)...............   $105,971     $ 105,345    $ 85,070      $ 94,194     $17,582     $76,612     $ 89,599     $109,790
    Capital Expenditures(g):
      Maintenance and
        growth..............     12,617        12,617      24,888        25,885      16,089       9,796       21,359       17,839
      Acquisitions..........      4,041         4,041       1,880        28,529      15,357      13,172        5,817        1,448
    Retail Propane Gallons
      Sold..................    529,796       529,796     540,799       566,900     257,029     309,871      527,269      568,809

 (a) Suburban acquired the propane business and assets of the predecessor company on March 5, 1996. There are no material differences in the book basis of assets and liabilities between Suburban and the predecessor company.

 (b) Reflects pro forma financial and operating data giving effect to the Recapitalization. For a description of the assumptions used in preparing Suburban's pro forma financial and operating data, see 'Unaudited Pro Forma Condensed Consolidated Financial Statements' included elsewhere in this Proxy Statement.

 (c) The pro forma financial and operating data for the year ended September 28, 1996 was derived from the historical statement of operations of the predecessor company for the period October 1, 1995 through March 4, 1996 and the consolidated statement of operations of Suburban from March 5, 1996 to September 28, 1996. The pro forma financial and operating data was prepared to reflect the effects of Suburban's formation as if it had been completed in its entirety as of the beginning of the period presented. Significant pro forma adjustments reflected in the financial and operating information include the following:

        (1) For the year ended September 28, 1996, an adjustment to interest expense to reflect the interest expense associated with the $425 million of Senior Notes and the costs associated with the existing credit facility.

        (2) For the year ended September 28, 1996, the elimination of the provision for income taxes, as income taxes will be borne by the partners and not Suburban, except for corporate income taxes related to the service company.

        (3) Suburban's management estimates that the incremental costs of operating as a stand-alone entity during the year ended September 28, 1996 would have approximated the management fee paid to an affiliate of Millennium. These incremental costs are estimated to be $1,290 for the year ended September 28, 1996.

 (d) Reflects additional interest expense resulting from $76 million in proposed borrowings (at an assumed interest rate of 7.75% per annum) under the New Credit Facility to fund the redemption of the Subordinated Units and APUs and the expenses of the Recapitalization and incremental interest costs related to the Senior Notes.

 (e) Net income (loss) per unit is computed by dividing the limited partners' interest in net income (loss) by the number of units outstanding. Pro forma Net income per Unit for the year ended September 26, 1998 reflects an increase over the actual results for the year ended September 26, 1998 resulting from the redemption of 7,163,750 Subordinated Units and accelerated vesting of 731,707 Restricted Units.

 (f) EBITDA (Earnings before interest, taxes, depreciation and amortization) should not be considered as an alternative to net income (as an indicator of operating performance) or as an alternative to cash flow (as a measure of liquidity or ability to service debt obligations) and is not in accordance with or superior to generally accepted accounting principles but provides additional information for evaluating Suburban's ability to pay the minimum quarterly distribution.

 (g) Suburban's capital expenditures fall generally into three categories: (i) maintenance expenditures, which include expenditures for repair and replacement of property, plant and equipment; (ii) growth capital expenditures, which include new propane tanks and other equipment to facilitate expansion of Suburban's customer base and operating capacity; and (iii) acquisition capital expenditures, which include expenditures related to the acquisition of retail propane operations and a portion of the purchase price allocated to intangibles associated with such acquired businesses.

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                                  RISK FACTORS

     The following risk factors should be considered carefully in addition to the other information contained or incorporated by reference in this Proxy Statement in evaluating the Recapitalization and casting your vote. In connection with the forward-looking statements which appear in this Proxy Statement, Common Unitholders should carefully review the factors discussed or referred to below. Also see 'Disclosure Regarding Forward-Looking Statements.'

RISKS RELATING TO THE RECAPITALIZATION

SUBURBAN'S INDEBTEDNESS WILL INCREASE MATERIALLY

     At the Closing, the Operating Partnership will borrow up to approximately $76 million under the New Credit Facility (which facility will replace the Operating Partnership's existing credit facility) in order to finance the $69 million redemption price (the 'Redemption Price') for the Subordinated Units and APUs and the expenses of the Recapitalization. As a result, Suburban will be significantly leveraged, with total pro forma long-term indebtedness at September 26, 1998 of $504 million, representing 86% of total capitalization, compared with actual total long-term indebtedness at September 26, 1998 of $428 million, representing 74% of total capitalization. Suburban's pro forma interest expense for the fiscal year ended September 26, 1998 would have been $38 million, compared with actual interest expense for such year of $30.6 million. The increased interest expense will increase the risk that there will be insufficient cash to pay the Minimum Quarterly Distribution. Furthermore, Suburban's increased leverage may (i) make Suburban's results of operations more susceptible to adverse economic or operating conditions, which in the past have affected significant portions of the propane industry, (ii) adversely affect the ability of Suburban to finance its future operations and capital needs and
(iii) limit Suburban's ability to pursue acquisitions and other business opportunities. For a description of the New Credit Facility and the financing arrangements of the Successor General Partner for the GP Interest Purchase, including related agreements of Suburban, see 'Financing of the Transactions.' Also see ' -- Interests of Certain Persons in the Recapitalization.'

THE GENERAL PARTNER'S DISTRIBUTION SUPPORT AGREEMENT WILL BE TERMINATED AND REPLACED WITH A LIQUIDITY ARRANGEMENT PROVIDED BY SUBURBAN

     At the Closing, the Distribution Support Agreement with the General Partner and its parent will be terminated and replaced with a liquidity arrangement that requires Suburban to maintain $21.6 million of committed availability under the working capital line of the New Credit Facility (the 'Liquidity Arrangement'). The Liquidity Arrangement will be available to support the Minimum Quarterly Distribution through the fiscal quarter ending on or about March 31, 2001 (the same period as the Distribution Support Agreement). The Liquidity Arrangement will be reduced to $11 million as of the fiscal quarter beginning on or about January 1, 2001. The Distribution Support Agreement provides that, if the amount of Available Cash from Operating Surplus with respect to any quarter through the quarter ending March 31, 2001 is less than the amount necessary to distribute the Minimum Quarterly Distribution on all outstanding Common Units, plus proportionate distributions on the GP Interests, then the General Partner will contribute cash (in exchange for APUs) to support Suburban's ability to make the Minimum Quarterly Distribution with respect to such quarter up to a maximum amount of $43.6 million. The current support obligation of the General Partner and Millennium under the Distribution Support Agreement is $21.6 million. The General Partner's obligation under the Distribution Support Agreement is unconditionally guaranteed by a parent company of Millennium. As a result of Suburban's lower than anticipated earnings for fiscal 1997 and the costs incurred in connection with operational restructuring efforts, the General Partner and Millennium contributed $22 million to Suburban in exchange for 220,000 APUs to support Suburban's payment of the Minimum Quarterly Distribution for the fiscal quarters ended June 28, 1997 and September 27, 1997. These APUs are being redeemed pursuant to the Recapitalization.

     The Distribution Support Agreement commits the resources of a third party to make capital contributions in exchange for APUs to support the Minimum Quarterly Distribution. Suburban is not obligated to redeem the APUs and the APUs do not bear interest, although the APUs must be

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redeemed before Suburban can make distributions on the Common Units above the
Minimum Quarterly Distribution.

     Borrowing availability committed to the Liquidity Arrangement will not be available for working capital needs or other purposes. In addition, the ability of Suburban to borrow under the Liquidity Arrangement in order to pay the Minimum Quarterly Distribution will be dependent on whether Suburban is in compliance at such time with the covenants and other provisions of the New Credit Facility.

NEITHER THE MINIMUM QUARTERLY DISTRIBUTION NOR INCREASED DISTRIBUTIONS PER COMMON UNIT ARE ASSURED

     The Board of Supervisors has structured the Recapitalization based on its belief that it will enhance Suburban's ability to provide increased cash distributions to the Common Unitholders. This belief is based on certain assumptions concerning Suburban's future operations, including assumptions that normal weather conditions will prevail in Suburban's operating areas, that Suburban's operating margins will remain constant and that market and overall economic conditions will not change substantially. If these assumptions, which are largely beyond the control of Suburban, are not realized, there may not be sufficient cash available to increase the distributions on the Common Units or even to pay the Minimum Quarterly Distribution. See ' -- Risks Relating to Suburban's Business that Could Reduce Available Cash from Operating Surplus.'

SUBURBAN HAS UTILIZED THE DISTRIBUTION SUPPORT AGREEMENT AND SUSPENDED DISTRIBUTIONS ON THE SUBORDINATED UNITS

     As a result of lower than anticipated distributable cash for fiscal 1997 and the costs associated with operational restructuring efforts, the General Partner and Millennium contributed $22.0 million to Suburban in exchange for 220,000 APUs to enable Suburban to pay the Minimum Quarterly Distribution on the Common Units for the fiscal quarters ended June 28, 1997 and September 27, 1997. In addition, because Suburban generated less distributable cash than expected during fiscal 1997 and because the Board of Supervisors unanimously determined it was prudent to reserve some cash that otherwise would have been available to be distributed on the Subordinated Units in fiscal 1998, Suburban has not made a distribution on the Subordinated Units since November 1996.

THE COMMON UNITHOLDERS WILL NO LONGER BE ENTITLED TO APPROVE ISSUANCES OF EQUITY SECURITIES SENIOR TO THE COMMON UNITS

     Under Suburban's limited partnership agreement as it will be amended in the Recapitalization (the 'Amended Partnership Agreement'), the Common Unitholders will no longer have the ability to approve the issuance of partnership equity securities senior to the Common Units. The Common Units currently are entitled to such approval rights until the Subordinated Units convert into Common Units, which generally could not occur prior to the fiscal quarter ending on or about March 31, 2002.

INTERESTS OF CERTAIN PERSONS IN THE RECAPITALIZATION

     Certain executive officers of Suburban and certain members of the Board of Supervisors have interests in the Recapitalization that are different from, or may conflict with, the interests of the Public Common Unitholders. Mark A. Alexander and Michael J. Dunn, Jr., members of senior management and management supervisors, own equity interests in the Successor General Partner and hold Restricted Units under Suburban's Restricted Unit Plan which, by their terms, will be converted into vested and issuable Common Units upon the completion of the Recapitalization. Two members of the Board of Supervisors appointed by the General Partner are executive officers of Millennium Chemicals Inc. In addition, each of the Elected Supervisors holds Restricted Units which, by their terms, will be converted into vested and issuable Common Units upon completion of the Recapitalization. See 'The Recapitalization -- Interests of Certain Persons in the Recapitalization.' Further, Suburban has agreed to purchase the $6 million note issued by the Successor General Partner to Mellon in connection with the financing for the GP Interest Purchase upon the occurrence and continuance of an event of default

                                       16
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under such note. Suburban has agreed to commit availability under the New Credit
Facility to purchase the note in such a circumstance. See 'Financing of the Transactions -- Financing Arrangements of the Successor General Partner for the GP Interest Purchase.'

RISKS RELATING TO SUBURBAN'S BUSINESS THAT COULD REDUCE AVAILABLE CASH FROM OPERATING SURPLUS

WEATHER CONDITIONS AFFECT THE DEMAND FOR PROPANE

     Weather conditions have a significant impact on the demand for propane for both heating and agricultural purposes. Because a substantial portion of Suburban's propane is used in the heating-sensitive residential and commercial markets, weather conditions have a particularly significant effect on the financial performance of Suburban. The volume of propane sold is at its highest during the six-month peak heating season of October through March and is directly affected by the severity of the winter weather. Historically, approximately two-thirds of Suburban's retail propane volume is sold during the peak heating season.

     In addition, actual weather conditions can vary substantially from year to year, significantly affecting Suburban's financial performance. For example, the El Nino weather phenomenon impacted weather conditions during fiscal 1998. Temperatures during fiscal 1998 were 4% warmer than normal and 4% warmer than fiscal 1997 as reported by the National Oceanic and Atmospheric Administration ('NOAA'). Temperatures during January and February of the fiscal 1998 heating season were the warmest on record according to the NOAA, which began keeping records over 100 years ago. In fiscal 1998, Suburban's revenues were 13.5% lower than in fiscal 1997 principally due to lower propane prices (because of lower propane costs) and, to a lesser extent, due to the warmer than normal temperatures. Furthermore, variations in weather in one or more regions in which Suburban operates can significantly affect the total volume of propane sold by Suburban and, consequently, Suburban's results of operations. Variations in the weather in the Northeast, where Suburban has a greater concentration of higher margin residential accounts, generally have a greater impact on Suburban's operations than variations in the weather in other markets. Suburban's ability to pay the Minimum Quarterly Distribution is substantially dependent on the Available Cash generated by the Operating Partnership, which is affected by weather conditions. As a result, there can be no assurance that the weather conditions in any quarter or year will not have a material adverse effect on Suburban's operations or that Suburban's Available Cash will be sufficient to make the Minimum Quarterly Distribution.

PRICE VOLATILITY OF PROPANE SUPPLY COSTS

     The retail propane business is a 'margin-based' business in which gross profits depend on the excess of sales prices over the propane supply costs. Propane is a commodity, and, as such, its unit price is subject to volatile changes in response to changes in supply or other market conditions over which Suburban has no control. Consequently, the unit price of propane purchased by Suburban, as well as other propane suppliers, can change rapidly over a short period of time. In general, product supply contracts permit suppliers to charge posted prices at the time of delivery or the current prices established at major storage points such as Mont Belvieu, Texas and Conway, Kansas. As rapid increases in the wholesale cost of propane may not be immediately passed on to customers, such increases could reduce margins. Consequently, Suburban's profitability is sensitive to changes in wholesale propane prices. Suburban engages in transactions to hedge product costs from time to time in an attempt to reduce cost volatility, although to date such activities have not been significant. There can be no assurances that future volatility in propane supply costs will not have a material adverse effect on Suburban's gross profits, income and cash flow or Suburban's Available Cash required to make the Minimum Quarterly Distribution.

COMPETITION; ABILITY TO RETAIN CUSTOMERS

     The retail propane industry is mature and highly competitive. Suburban expects the overall demand for propane to remain relatively constant over the next several years, with year-to-year industry volumes being affected primarily by weather patterns. Therefore, Suburban's ability to grow within the industry is dependent on its ability to acquire other retail distributors, open new district locations, add

                                       17
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new customers and retain existing customers. Suburban competes with other distributors of propane, including a number of large national and regional firms and several thousand small independent firms. Generally, warmer-than-normal weather further intensifies competition. Suburban believes that its ability to compete effectively depends on the reliability of its service, its responsiveness to customers and its ability to maintain competitive retail prices.

     Propane also competes with other sources of energy, some of which are less costly for equivalent energy value. Electricity is a major competitor of propane, but propane generally enjoys a competitive price advantage over electricity. In addition, propane competes with natural gas, which is a significantly less expensive source of energy than propane. As a result, except for certain industrial and commercial applications, propane is generally not economically competitive with natural gas in areas where natural gas pipelines already exist. The gradual expansion of the nation's natural gas distribution systems has resulted in the availability of natural gas in many areas that previously depended upon propane. To a lesser extent, Suburban also competes with fuel oil. In the future, Suburban may compete with other alternative energy sources as they are developed.

ENERGY EFFICIENCY AND TECHNOLOGY ADVANCES MAY AFFECT DEMAND

     The national trend toward increased conservation and technological advances, including installation of improved insulation and the development of more efficient furnaces and other heating devices, has adversely affected the demand for propane by retail customers. Future technological advances in heating, conservation and energy generation may affect Suburban's financial condition and results of operations.

REGULATORY CHANGES

     Suburban is subject to various federal, state and local environmental, health and safety laws and regulations. Generally, these laws impose limitations on the discharge of pollutants and establish standards for the handling of solid and hazardous wastes. Suburban's compliance with or liabilities under environmental, health and safety laws and regulations, including the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA), have not historically had a material adverse effect on Suburban. Future developments, such as stricter environmental, health or safety laws and regulations thereunder could, however, affect Suburban's operations and to the extent that there are any environmental liabilities unknown to Suburban or environmental, health or safety laws or regulations are made more stringent, there can be no assurance that Suburban's results of operations will not be materially and adversely affected.

     The Research and Special Programs Administration ('RSPA') of the U.S. Department of Transportation has recently promulgated Final Rule HM-225 (the 'RSPA Final Rule'). The RSPA Final Rule, which became effective on August 16, 1997, contains a statement that a pre-existing RSPA regulation (Hazardous Materials Regulation 177.834(i)) requires operators of cargo tank vehicles to maintain an 'unobstructed view' of the vehicle itself when making deliveries to customer tanks. This new interpretation espoused by RSPA would require either two operators being in attendance during most customer deliveries or one attendant remaining at a mid-point between the cargo tank vehicle and the customer tank, a practice that the propane industry, including Suburban, considers to be unsafe. Suburban and four other major propane marketers have filed suit in the U.S. District Court for the Western District of Missouri challenging the RSPA Final Rule on the basis that it was promulgated in an arbitrary and capricious manner and in violation of the Administrative Procedure Act. In March 1998, the plaintiffs obtained a preliminary injunction staying and postponing the effective date of the RSPA Final Rule as it applies to any enforcement of RSPA's interpretation of Hazardous Materials Regulation 177.834(I). The National Propane Gas Association, the industry's trade association, has also filed a suit challenging the RSPA Final Rule in the U.S. District Court for the Northern District of Texas. In July 1998, RSPA announced the establishment of an advisory committee for a negotiated rule-making proceeding regarding the matters addressed in the RSPA Final Rule. Suburban cannot yet predict the outcome of the judicial and negotiated rulemaking proceedings; however, if the RSPA Final Rule were upheld as enacted, Suburban's operations would be adversely affected.

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LEGAL PROCEEDINGS

     Suburban's operations are subject to all operating hazards and risks normally incidental to handling, storing and delivering combustible liquids such as propane. As a result, Suburban has been, and is likely to continue to be, a defendant in various legal proceedings and litigation arising in the ordinary course of business. Suburban is self-insured for general and product, workers' compensation and automobile liabilities up to predetermined amounts above which third party insurance applies. Suburban believes that the self-insured retentions and coverage it maintains are reasonable and prudent. Although any litigation is inherently uncertain, based on past experience, the information currently available to it, the availability of insurance coverage and the amount of its self-insurance reserves for known and unasserted self-insurance claims (which was approximately $21.4 million at September 26, 1998), Suburban does not believe that these pending or threatened litigation matters will have a material adverse effect on its results of operations or its financial condition. However, there can be no assurance that such insurance will be adequate to protect Suburban from all material expenses related to potential future claims for personal and property damage or that such levels of insurance will be available in the future at economical prices.

                                       19
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                                  THE MEETING

DATE, TIME AND PLACE

     The Meeting will be held on           ,           , 1999 at   a.m., E.S.T.,
at           .

PURPOSE

     At the Meeting, the Common Unitholders will be asked to consider and vote upon the Recapitalization.

RECORD DATE

     The Board of Supervisors has fixed the close of business on           ,
1999 as the record date (the 'Record Date') for determining the Common Unitholders entitled to notice of and to vote at the Meeting. At the close of
business on the Record Date, there were   Common Units outstanding and entitled
to vote at the Meeting, held by approximately   holders of record.

QUORUM; VOTE REQUIRED

     The limited partnership agreement of Suburban as currently in effect (the 'Partnership Agreement') provides that the presence at the Meeting, either in person or by proxy, of the holders of at least a majority of the outstanding Common Units is necessary to constitute a quorum at the Meeting. The Partnership Agreement also provides that, in the absence of a quorum, the Meeting may be adjourned from time to time by the affirmative vote of holders of at least a majority of the outstanding Common Units represented either in person or by proxy.

     The Recapitalization Agreement requires the affirmative vote of the holders of at least a majority of the outstanding Common Units held by persons other than the General Partner, the Successor General Partner or any of their affiliates (the 'Public Common Units') for the approval of the Recapitalization. In addition, the Partnership Agreement requires the affirmative vote of the holders of at least a majority of the outstanding Common Units and the holders of at least a majority of the outstanding Subordinated Units entitled to vote, each voting as a separate class, for the approval of the Recapitalization. The General Partner owns all of the outstanding Subordinated Units and pursuant to the Recapitalization Agreement has agreed to vote such Subordinated Units in favor of the Recapitalization.

RECOMMENDATIONS OF THE SPECIAL COMMITTEE AND THE BOARD OF SUPERVISORS

     The Special Committee believes that the Recapitalization is fair to, and in the best interests of, the Public Common Unitholders and, for the reasons described in this Proxy Statement and based, in part, on the opinion of Rothschild, has unanimously recommended approval of the Recapitalization to the Board of Supervisors. Based on such recommendation, the Board of Supervisors unanimously recommends that Common Unitholders vote FOR approval of the Recapitalization. See 'The Recapitalization -- Background' and ' -- Reasons for the Recapitalization; Recommendations of the Special Committee and Board of Supervisors.'

PROXIES AND REVOCABILITY OF PROXIES

     A proxy card for voting at the Meeting is enclosed with this Proxy Statement, which is being mailed to all holders of Common Units as of the Record Date. All Common Units represented at the Meeting by properly executed proxies received prior to or at the Meeting and not revoked, will be voted in accordance with the instructions contained in such proxies. An executed proxy that does not indicate how Common Units are to be voted will be voted FOR the Recapitalization. Unless the arrangement between a beneficial owner and a broker or other nominee holder provides otherwise, brokers and other nominee holders of Common Units will not have discretionary authorization to vote Common Units on any of the matters to be voted thereon in the absence of instructions from the beneficial owners of such Common Units. Beneficial owners are therefore urged to provide instructions to such

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brokers or other nominees concerning how they wish their Common Units to be voted. Abstentions and broker non-votes are each included in the determination of the number of Common Units present for quorum purposes. Abstentions and broker non-votes will in effect be votes against the Recapitalization because approval thereof requires the affirmative vote of the holders of at least a majority of the outstanding Common Units and the holders of at least a majority of the outstanding Public Common Units.

     The Board of Supervisors is not currently aware of any business to be acted upon at the Meeting other than approval of the Recapitalization. If, however, other matters are properly brought before the Meeting, or any adjournments or postponements thereof, the persons appointed as proxies will have discretion to vote or act thereon according to their best judgment. Such adjournments may be for the purpose of soliciting additional proxies. Suburban does not currently intend to seek an adjournment of the Meeting.

     The execution of a proxy will not affect a Common Unitholder's right to attend the Meeting and vote in person. A Common Unitholder who has given a proxy may revoke it at any time before its use by (a) delivering an executed written notice of revocation to the Secretary of Suburban, (b) executing and submitting a later-dated proxy or (c) attending the Meeting and voting in person. Attendance at the Meeting will not in itself constitute the revocation of a proxy.

     It is the policy of Suburban to keep confidential proxy cards, ballots and voting tabulations that identify individual stockholders, except where disclosure is mandated by law and in other limited circumstances.

COST OF SOLICITATION OF PROXIES

     Suburban will bear all costs relating to the solicitation of proxies from the Common Unitholders and will reimburse banks, brokerage houses, custodians, nominees, fiduciaries and other persons holding Common Units in their names or in the names of their nominees for their reasonable expenses in forwarding proxy material to beneficial owners of Common Units. Suburban has engaged Innisfree M&A Incorporated, a professional proxy solicitation firm (the 'Solicitation Agent'), to solicit proxies on behalf of Suburban. Suburban will pay the Solicitation Agent a fee of $20,000, plus expenses, for its services. In addition, certain officers, directors and regular employees of the Partnerships may, without additional compensation, solicit proxies by facsimile, telegraph, mail, telephone and personal interview. Common Unitholders are urged to send in their proxies without delay.

     COMMON UNITHOLDERS SHOULD NOT SEND ANY UNIT CERTIFICATES WITH THEIR PROXY CARDS. IF YOU HAVE ANY QUESTIONS OR NEED ANY HELP IN VOTING, YOU MAY CALL INNISFREE M&A INCORPORATED, SUBURBAN'S PROXY SOLICITOR, AT 1-877-750-5837 (TOLL-FREE).

                                       21
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                              THE RECAPITALIZATION

BACKGROUND

     In August 1997, Millennium advised Mark A. Alexander, President and Chief Executive Officer of Suburban, that Millennium had retained a financial advisor to explore alternatives to maximize the value of Millennium's interests in Suburban. On August 21, 1997, representatives of Suburban's management met with Millennium's financial advisor to review a draft information memorandum containing publicly available information about Suburban's business that had been prepared by Millennium's financial advisor.

     Following the August 21, 1997 meeting, the Elected Supervisors and Suburban's management concluded that they needed legal and financial advice to assist them in evaluating the impact on Suburban and the Common Unitholders of any proposal developed by Millennium's financial advisor. On September 30, 1997, Suburban retained Baker & Botts, L.L.P. to provide advice regarding the fiduciary duties of the supervisors and other legal matters that might arise in connection with a possible transaction. As of October 17, 1997, Suburban retained Rothschild to render financial advice regarding one or more transaction proposals.

     In October 1997, Millennium and Millennium's financial advisor advised Suburban's management that a nationwide propane marketer ('Propane Company A') was interested in acquiring the stock of the General Partner (thereby indirectly acquiring the GP Interests, Incentive Distribution Rights, Subordinated Units and APUs) and merging Propane Company A's operating partnership with the Operating Partnership. The merged partnership would be owned jointly by Suburban and Propane Company A and managed by the general partner of Propane Company A. Propane Company A stated that the stock of the General Partner had an indicative value in the range of $75 million.

     At a meeting of the Board of Supervisors on October 29, 1997, George H. Hempstead, III, a supervisor appointed by the General Partner and an executive officer of Millennium Chemicals Inc., briefed the Board regarding the status of Millennium's preliminary discussions with Propane Company A. Rothschild then discussed various potential alternative transactions to Propane Company A's proposal. The Board concluded that it would be appropriate for Suburban's representatives to explore the Propane Company A proposal with Millennium and Millennium's financial advisor and also pursue other transaction alternatives that might be beneficial to the Common Unitholders.

     On September 3, 1997, Millennium made a capital contribution of $10,000,000 to Suburban in exchange for 100,000 APUs.

     On November 12, 1997, Millennium made a capital contribution of $12,000,000 to Suburban in exchange for 120,000 APUs.

     On November 14, 1997, Mr. Alexander and representatives of Rothschild met with representatives of Millennium and Millennium's financial advisor to explore Propane Company A's proposal. Mr. Alexander and Rothschild identified several significant disadvantages to the Common Unitholders: (a) the proposed transaction was, in effect, a transfer of management control from the Board of Supervisors (three members of which were elected by the Common Unitholders) to Propane Company A without any apparent premium being paid to the Common Unitholders; (b) the proposal appeared to be based on forecasts of operating performance of Propane Company A that could not be verified; and (c) potential conflicts of interest between the Common Unitholders and Propane Company A's general partner did not appear to be adequately addressed.

     On November 20, 1997, the Elected Supervisors held a special telephonic meeting at which Rothschild reported to the Elected Supervisors regarding the meeting on November 14, 1997 and other potential transactions involving a sale of the General Partner's interests. The Elected Supervisors concluded that Propane Company A's proposal was more advantageous to Propane Company A than to the Common Unitholders. In light of their perception that Millennium was seriously interested in pursuing a sale of its interests in Suburban, the Elected Supervisors directed Suburban's management and Rothschild to continue to review alternatives to the Propane Company A proposal.

                                       22
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     On January 13, 1998, members of management and representatives of
Rothschild and Baker & Botts, L.L.P. met with representatives of the general partner of another nationwide propane marketer ('Propane Company B') and its counsel to discuss various structures for a possible business combination between Suburban and Propane Company B. On January 29, 1998, Mr. Alexander made a presentation to the Board of Supervisors regarding a potential business combination with Propane Company B and stated that he would continue to analyze the combination. At the meeting, John E. Lushefski, a supervisor appointed by the General Partner who is an executive officer of Millennium Chemicals Inc., updated the Board on matters relating to the General Partner interests and the status of the continuing efforts of Millennium's financial advisor to sell the General Partner's interests. Although Suburban and Propane Company B continued to discuss a possible business combination, they were unable to agree on a proposal.

     In February 1998, Suburban was contacted on behalf of the general partner of a third nationwide propane marketer ('Propane Company C') regarding Suburban's possible interest in acquiring that general partner's interests in Propane Company C. After initial discussions and preliminary business due diligence, they were unable to agree on a proposal.

     During the next several months, Rothschild and members of management continued to explore possible alternative transactions and engaged in discussions with various energy companies. None of these discussions led to a transaction proposal.

     In February 1998, Suburban was contacted by an investment firm (the 'Investment Firm') regarding a possible purchase of the General Partner's interests. After an initial meeting, Suburban referred the Investment Firm to Millennium.

     On April 28, 1998, Mr. Alexander, Michael J. Dunn, Jr., Senior Vice President of Suburban, and Anthony M. Simonowicz, Vice President and Chief Financial Officer of Suburban, met with representatives of the Investment Firm. Mr. Alexander provided the Investment Firm with publicly available information regarding the Partnerships.

     On May 21, 1998, representatives of Millennium met with Millennium's financial advisor to discuss the Investment Firm's proposal.

     On May 28, 1998, Millennium signed a letter of intent (the 'Letter of Intent') to sell the General Partner's interests to the Investment Firm for $70 million and the assumption of Millennium's approximately $22 million of remaining support obligations under the Distribution Support Agreement. The Letter of Intent contained confidentiality provisions and gave the Investment Firm an exclusive negotiating period through July 27, 1998. Shortly thereafter, the Investment Firm began a formal and extensive due diligence review of Suburban's business which lasted several months. Millennium and the Investment Firm also began to negotiate transaction documents.

     On June 25, 1998, the Elected Supervisors met with representatives of Baker & Botts, L.L.P and Kevin T. McIver, Vice President, General Counsel and Secretary of Suburban. Baker & Botts, L.L.P. advised the Elected Supervisors of their fiduciary duties and other legal matters in connection with a possible transaction between Millennium and the Investment Firm. Following this meeting, the Elected Supervisors met separately with the chief executive officer of the Investment Firm to evaluate the Investment Firm's goals and objectives in investing in Suburban. At the conclusion of this separate meeting, the Elected Supervisors determined that it was in the best interests of Suburban and the Common Unitholders to cooperate with the Investment Firm and Millennium regarding a possible sale of the General Partner's interests. The Elected Supervisors based their determination, in part, on the Investment Firm's agreement with Suburban's strategy to grow through acquisitions and the Investment Firm's demonstrated commitment to having the Board of Supervisors continue to control Suburban's business.

     On July 20, 1998, two of the Elected Supervisors conducted a special telephonic meeting to review potential conflict of interest issues arising from the Investment Firm's request that certain members of senior management participate as investors in an entity formed by the Investment Firm to purchase the General Partner's interests. Representatives of Baker & Botts, L.L.P. and Mr. McIver participated in this meeting. The Elected Supervisors concluded that it would be preferable to limit any investments by

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senior management. It was agreed that John Hoyt Stookey, Chairman of the Board of Supervisors, would discuss this matter further with the chief executive officer of the Investment Firm.

     By July 27, 1998, the end of the exclusive period under the Letter of Intent, the Investment Firm and Millennium had not reached agreement. Millennium then agreed to extend the exclusive negotiation period under the Letter of Intent until August 28, 1998.

     During August 1998, Suburban had informal discussions with one of its lenders regarding the lender's interest in extending further credit to Suburban, with the proceeds to be used for repurchasing all or part of the General Partner's interests in the event that Millennium and the Investment Firm did not reach agreement. These discussions were motivated, in part, by Suburban's increasing cash flow due to its operational restructuring efforts.

     On August 28, 1998, the extension of the exclusive negotiation period between Millennium and the Investment Firm expired and was not extended again. Millennium continued discussions with the Investment Firm, but also advised the Investment Firm that it would entertain other transaction proposals.

     On September 10, 1998, representatives of the general partner of Propane Company B met again with Mr. Alexander regarding Propane Company B's interest in discussing a possible proposal for a business combination. Between September 10, 1998 and October 22, 1998, Suburban, representatives of Rothschild and the general partner of Propane Company B engaged in informal discussions regarding a possible business combination, but none of these discussions led to a proposal.

     On September 11, 1998, after preliminary discussions with Rothschild, the investment banking subsidiary of a major financial institution (the 'Financial Services Company') proposed to purchase the General Partner's interests for $70 million and the assumption of Millennium's approximately $22 million of remaining support obligations under the Distribution Support Agreement. On September 15, 1998, Suburban entered into a confidentiality agreement with the Financial Services Company, and Messrs. Alexander, Dunn and Simonowicz met with representatives of the Financial Services Company to disclose business information regarding Suburban.

     On September 17, 1998, the Financial Services Company increased its proposed purchase price to $75 million and Millennium entered into an exclusivity agreement with the Financial Services Company extending through October 15, 1998. Thereafter, representatives of the Financial Services Company began due diligence activities which continued for the next three weeks.

     In the course of such due diligence, the Financial Services Company expressed to Suburban an interest in a transaction whereby, after it purchased the General Partner's interests, it would tender the Subordinated Units and the APUs to Suburban for redemption and management would invest in the acquiror of the General Partner's interests. Suburban indicated an interest in jointly developing a transaction with the Financial Services Company that might involve a redemption.

     On September 30, 1998, the Elected Supervisors conducted a special telephonic meeting that was also attended by Rothschild, representatives of Baker & Botts, L.L.P. and Messrs. Alexander, Dunn, Simonowicz and McIver. Mr. Simonowicz and Rothschild reviewed Suburban's financial performance over the past three years, emphasizing the continued improvement in operating cash flow and liquidity. Rothschild analyzed the Investment Firm and Financial Services Company proposals. Rothschild then compared these proposals to a possible recapitalization of Suburban that would include the redemption of the Subordinated Units and APUs and the purchase of the GP Interests and Incentive Distribution Rights by Suburban's management. In the course of reviewing the proposals of the past year, and in light of the continuing improvement in operating cash flow and liquidity, the Elected Supervisors recognized that a recapitalization proposal that had the added benefit of having management acquire the General Partner's interests, might create greater value for the Common Unitholders than the third party proposals reviewed during the past year. The Elected Supervisors concluded that the concept of a recapitalization had merit and instructed Rothschild to develop a definitive proposal.

     Mr. Alexander and Rothschild then contacted Millennium to discuss a recapitalization proposal. Millennium advised them that its exclusivity agreement with the Financial Services Company prevented Millennium from discussing a recapitalization proposal. On October 1, 1998, after Millennium received written consent from the Financial Services Company to discuss alternative transactions with (and only

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with) representatives of Suburban, Mr. Alexander and Rothschild met with
Millennium to discuss a recapitalization proposal.

     Subsequently, the Financial Services Company indicated to Suburban and Millennium that, due to market conditions, it no longer believed that it could raise the financing to complete its proposed purchase of the General Partner's interests.

     On October 21, 1998, the Elected Supervisors conducted a special telephonic meeting to consider valuation issues related to the purchase of the GP Interests and Incentive Distribution Rights by senior management of Suburban discussed as part of the recapitalization proposal raised at the Elected Supervisor's meeting on September 30, 1998. Rothschild, Mr. Alexander and Mr. McIver participated in the special meeting. The Elected Supervisors expressed their position that, as part of any recapitalization proposal, the percentage interest of the Incentive Distribution Rights should be significantly reduced as a way to increase value for the Common Unitholders, but that such percentage should not be reduced to a level that was so low that it would have the effect of removing the incentive for management to promote the growth of Suburban. Rothschild was requested to develop a specific proposal in this regard.

     On October 22, 1998, the Board of Supervisors held a special telephonic meeting and approved the appointment of the Elected Supervisors as the Special Committee for the purpose of evaluating and making a recommendation on a possible recapitalization involving management as raised at the meeting of the Elected Supervisors on September 30, 1998. Mr. Hempstead, the only Millennium representative attending the meeting, abstained from voting on the appointment of the Special Committee. Rothschild presented an analysis of various potential revisions of the general partner structure and Incentive Distribution Rights and recommended several significant changes to the current general partner rights in response to the Special Committee's request to develop a recapitalization proposal that would:

      Increase Common Unitholder value while preserving some level of management incentive.

      Allow the Board to convert the Incentive Distribution Rights to Common Units so as to further align management's interests with the Public Common Unitholders.

      Restrict the use of general partner distributions so as to create greater incentive for management to promote Suburban's growth.

     On October 26, 1998, the Special Committee met to discuss the recapitalization proposal and recent operations. Representatives of Rothschild, Weil, Gotshal and Manges LLP, counsel to Suburban, Baker & Botts, L.L.P. and Messrs. Alexander, Dunn, Simonowicz and McIver also attended the meeting. (Harold R. Logan, Jr., a member of the Special Committee, and a representative of Baker & Botts, L.L.P. participated by conference telephone). At this meeting, the Special Committee voted to retain Rothschild as its financial advisor and also voted to retain Baker & Botts, L.L.P., which had been providing advice to the Elected Supervisors, as its legal advisor. Mr. Simonowicz presented a review of performance and outlook which indicated Suburban's continued operational improvement over prior periods.

     Mr. Alexander then outlined the recapitalization proposal as follows:

      The 7,163,750 Subordinated Units and 220,000 APUs currently owned by the General Partner would be redeemed by Suburban. The redemption price would be funded from borrowings by the Operating Partnership of approximately $70 million. The redemption would increase Common Unitholder ownership from 74% to 98%.

      The Distribution Support Agreement would be terminated and Suburban would establish a liquidity arrangement to enhance Suburban's ability to pay the Minimum Quarterly Distribution.

      A limited liability company to be formed by senior management would purchase the GP Interests and the Incentive Distribution Rights for approximately $5 million with proceeds of a loan from a banking or other financial institution.

      The Partnership Agreement would be amended to permit the proposed recapitalization.

      Approvals of the Common Unitholders, the holders of the Subordinated Units and the holders of at least a majority in principal amount of the Senior Notes would be required.

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     Mr. Alexander concluded by recommending the recapitalization proposal as the best option, in his view, for the Common Unitholders compared with previous alternative proposals.

     Rothschild then outlined the terms of a possible restructuring of the Incentive Distribution Rights and possible limitations on the GP Interests along the lines suggested by the Elected Supervisors as follows:

          The Incentive Distribution Rights would be limited to a total of 13% in excess of the base distribution of 2% on the GP Interests of incremental Available Cash for all distributions above $2.20 per Common Unit per year, a significant reduction from current levels.

          Suburban would have the option, at any time after the fifth anniversary of the closing of the proposed recapitalization, to acquire the Incentive Distribution Rights at their fair market value. This option would be exercisable at the discretion of the Board of Supervisors.

          Certain distributions to the new general partner would be available to Suburban to support distributions to the Common Unitholders until March 31, 2001 and thereafter would be used solely to pay down the debt incurred by the new general partner to acquire the GP Interests until such debt was paid in full.

     Rothschild and management of Suburban were instructed to continue refining the recapitalization proposal, negotiating definitive agreements with Millennium and arranging financing in order to present a definitive set of proposals to the Board of Supervisors.

     On October 27, 1998, Millennium Chemicals Inc. publicly announced that it intended to hold its investment in Suburban as a discontinued operation and that it had adopted a plan to dispose of its investment.

     On October 30, 1998, The Bank of New York and Suburban entered into a commitment letter which would enable Suburban to finance the Redemption.

     On November 5, 1998, the Special Committee held a special telephonic meeting at which various issues were discussed with a representative of Baker & Botts, L.L.P., including the fiduciary duties of the Special Committee, the terms of the engagement letter with Rothschild, the effect of the recapitalization proposal on the composition of the Board of Supervisors, the changes to the Partnership Agreement that would result from the recapitalization proposal, certain issues raised in the negotiations with Millennium on the Recapitalization Agreement and the desirability of amending Mark Alexander's Employment Agreement so that a sale of the General Partners' interests as contemplated by the Recapitalization would not constitute a change of control that would entitle Mr. Alexander to severance payments if he voluntarily terminates his employment.

     On November 20, 1998, the Special Committee met with its legal and financial advisors to consider the Recapitalization. Management of Suburban was present to give a further review of Suburban's operating performance and to report on the status of negotiations with Millennium and any remaining negotiating issues, as well as the status of various proposals received by management to finance the purchase of the General Partner's interests. Rothschild then delivered a written presentation concerning the financial effects of the Recapitalization, after which the Special Committee entered into an extensive discussion of the financial aspects of the Recapitalization with Rothschild. Rothschild then delivered its oral opinion (subsequently confirmed in writing) that the Recapitalization is fair, from a financial point of view, to the Public Common Unitholders. The Special Committee then met separately with legal counsel to further discuss the legal aspects of the Recapitalization. The Special Committee informed management of its position on the remaining negotiating issues with Millennium and instructed management to finalize negotiations with Millennium on these issues. Pending the resolution of these issues, the Special Committee deferred voting on the recommendation of the Recapitalization and scheduled a telephonic meeting for the morning of November 21, 1998 to receive management's report on the outcome of its negotiations with Millennium.

     On November 21, 1998, the Special Committee held a telephonic meeting at which management reported on the outcome of its negotiations with Millennium. Finding that all open issues had been resolved satisfactorily to Suburban and the Common Unitholders, and after further discussion and based on the advice of its advisors and Rothschild's opinion, the Special Committee unanimously

                                       26
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determined that the Recapitalization is fair to, and in the best interests of, the Public Common Unitholders and unanimously voted to recommend that the Board of Supervisors approve the Recapitalization and recommend the Recapitalization to the Common Unitholders.

     On November 21, 1998, immediately following the vote of the Special Committee to recommend approval of the Recapitalization to the Board of Supervisors, the Board of Supervisors held a telephonic meeting at which the Special Committee informed the Board of Supervisors of its determination and recommendation that the Board of Supervisors approve the Recapitalization and recommend the Recapitalization to the Common Unitholders. Based on such recommendations, the Board of Supervisors unanimously determined that the Recapitalization is fair to, and in the best interests of, the Public Common Unitholders and unanimously voted to approve the Recapitalization and to recommend that the Common Unitholders vote for the Recapitalization at the Meeting. The Board of Supervisors then approved drafts of the Recapitalization Agreement and GP Interest Purchase Agreement and authorized the officers of Suburban to execute and deliver such agreements substantially in the forms approved at the meeting.

     Over the course of the next few days, definitive documents for the Recapitalization were finalized by counsel for Suburban, Millennium and the Special Committee and, after the close of business on November 27, 1998, Millennium, the General Partner, Suburban and the Successor General Partner executed the Recapitalization Agreement and Millennium, the General Partner and the Successor General Partner executed the GP Interest Purchase Agreement. On November 30, 1998, Suburban and Millennium each publicly announced the Recapitalization.

     On December 3, 1998, Mr. Alexander, Mr. Dunn, Mr. Simonowicz and Robert M. Plante, Treasurer of Suburban, made a series of presentations about the Recapitalization to various analysts that follow Suburban's business and the propane industry generally. On the same day, Suburban filed a Current Report on Form 8-K with the SEC concerning these presentations, which report is incorporated by reference in this Proxy Statement.

     On December 18, 1998, the Special Committee and A.G. Edwards & Sons, Inc. ('A.G. Edwards') entered into an engagement letter pursuant to which A.G. Edwards was engaged to deliver a second opinion regarding the fairness of the Recapitalization, from a financial point of view, to the Public Common Unitholders. A.G. Edwards will be paid $200,000 for delivering its opinion to the Special Committee and will be paid an additional $100,000 for updating its opinion on the date Suburban mails this Proxy Statement to the Common Unitholders. A.G. Edwards began its work on December 14, 1998.

REASONS FOR THE RECAPITALIZATION; RECOMMENDATIONS OF THE SPECIAL COMMITTEE AND BOARD OF SUPERVISORS

     At the special meeting held on November 20, 1998, the Special Committee received presentations concerning, and reviewed the terms of, the Recapitalization with members of management and its legal counsel and financial advisors. At the special meeting held on November 21, 1998, the Special Committee unanimously determined that the Recapitalization is fair to, and in the best interests of, the Public Common Unitholders and recommended that the Board of Supervisors approve the Recapitalization and recommend the Recapitalization to the Common Unitholders. Following the Special Committee meeting on November 21, 1998, based on the recommendation of the Special Committee, the Board of Supervisors unanimously determined that the Recapitalization is fair to, and in the best interests of, the Public Common Unitholders and approved the Recapitalization. Accordingly, the Special Committee and the Board of Supervisors unanimously recommend that the Common Unitholders vote FOR the Recapitalization at the Meeting. See ' -- Background of the Recapitalization,' ' -- Opinion of the Special Committee's Financial Advisor' and ' -- Interests of Certain Persons in the Recapitalization.'

     During the course of its deliberations at the November 20 and 21 special meetings, the Special Committee, with the assistance of management and its legal and financial advisors, considered a number of factors, including the following potential advantages of the Recapitalization to Common Unitholders:

           The Common Unitholders would participate in all distributions of Available Cash from Operating Surplus, receiving 98% of all distributions up to $0.55 per unit per quarter and

                                       27
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           85% of all distributions in excess of that amount. The benefits of any increased cash flow from internal growth or acquisitions would therefore accrue immediately and primarily to the Common Unitholders, instead of to the Subordinated Units and the APUs (which would have had to be redeemed for $22 million before the Common Unitholders would be entitled to distributions above the Minimum Quarterly Distribution). The amount needed to pay the Minimum Quarterly Distribution on the Subordinated Units (including the proportionate distribution on the GP Interests) for a full year would be approximately $14.6 million, compared with the estimated additional interest expense on the indebtedness to finance the Redemption of approximately $7.4 million.

           Distributions to the General Partner (including as the holder of the Incentive Distribution Rights) would be limited to 15% of all Available Cash from Operating Surplus distributed over $0.55 per Common Unit per quarter. Currently, the General Partner is also entitled to 25% of all distributions over $0.633 per Common Unit in any quarter and 50% of any distributions over $0.822 per Common Unit in any quarter.

           Management's economic interest in Suburban would be increased by reason of its ownership through the Successor General Partner of the 2% general partner interest and the Incentive Distribution Rights, which would further align the interests of management and the Common Unitholders and provide further incentives to management to enhance the long-term prospects of Suburban.

           The Board of Supervisors (with the approval of a majority of the Elected Supervisors) would have the option to cause all, but not less than all, of the Incentive Distribution Rights to be converted into Common Units having a value equal to the fair market value of the Incentive Distribution Rights.

           Suburban would establish the $21.6 million Liquidity Arrangement to replace the Distribution Support Agreement.

           As a result of the elimination of the class of management supervisors on the Board, the three Elected Supervisors would constitute a majority of the Board of Supervisors.

           Matters that previously required the approval both of the holders of a majority of the Common Units and of the holders of a majority of the Subordinated Units, voting separately, would now require only the approval of the holders of a majority of the Common Units.

           The right of the Common Unitholders to accrue arrearages with respect to the Minimum Quarterly Distribution before payments on Incentive Distribution Rights would continue through the fiscal quarter ending on or about March 31, 2001.

     During the course of its deliberations, the Special Committee also considered the following potential disadvantages of the Recapitalization (also see 'Risk Factors' on page 15):

           The Recapitalization would increase Suburban's indebtedness by up to approximately $76 million. The increased interest expense would reduce the amount of cash available for distribution of the Minimum Quarterly Distribution to the Common Unitholders and the additional leverage could adversely affect Suburban's results of operations, its ability to finance its future operations and capital needs and its ability to pursue acquisitions and other business opportunities.

           The Liquidity Arrangement would not offer all the benefits of the Distribution Support Agreement, which enabled Suburban to require a third party to make a capital contribution to cover certain shortfalls in the payment of the Minimum Quarterly Distribution, without any obligation to repay such capital contribution or pay interest thereon (although such capital contribution would have to be repaid in full prior to making any distributions to Common Unitholders over the Minimum Quarterly Distribution).

           As a result of the accelerated vesting of the Restricted Units held by management and other employees, the interests of the existing Common Unitholders would be subject to minimal dilution.

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     The Special Committee also considered the following factors:

           The oral and written presentations of Rothschild and Rothschild's opinion that the Recapitalization is fair, from a financial point of view, to the Public Common Unitholders, as well as Rothschild's reputation and qualifications.

           The financial condition, results of operations, business and prospects of Suburban, including recent improvements due to Suburban's operational restructuring.

           The cash flow projections of Suburban.

           The payment history on the Common Units and Subordinated Units and the capital contributions made pursuant to the Distribution Support Agreement.

           The stated intention of Millennium to sell the GP Interests, Incentive Distribution Rights, Subordinated Units and APUs.

           The terms of the Recapitalization Agreement, the GP Interest Purchase Agreement, the Amended Partnership Agreements and the New Credit Facility.

           The conditions to the consummation of the Recapitalization, including the approval of the holders of at least a majority of the outstanding Public Common Units.

           The background that resulted in the development of the structure of the Recapitalization.

           The conflicts of interest in structuring the Recapitalization.

           The consequences of maintaining the Subordinated Units and APUs outstanding and continuing to have the general partner owned by Millennium.

           The ability of the Elected Supervisors to terminate the Recapitalization Agreement at any time between the signing of the agreement and the date of the Proxy Statement upon the payment to Millennium of $2 million.

     The foregoing discussion of information and factors considered and given weight by the Special Committee is not intended to be exhaustive. In view of the wide variety of factors considered in connection with its evaluation of the Recapitalization, the Special Committee did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors considered in reaching their determination. In addition, individual members of the Special Committee may have given different weights to different factors.

     BASED ON THE RECOMMENDATION OF THE SPECIAL COMMITTEE, THE BOARD OF SUPERVISORS UNANIMOUSLY RECOMMENDS THAT THE COMMON UNITHOLDERS VOTE FOR THE RECAPITALIZATION.

OPINION OF THE SPECIAL COMMITTEE'S FINANCIAL ADVISOR

OPINION OF ROTHSCHILD

     Rothschild was retained by the Special Committee to act as its financial advisor in connection with the Recapitalization. At the November 20, 1998 meeting of the Special Committee, Rothschild rendered to the Special Committee its oral opinion (which opinion was subsequently delivered to the Special Committee in written form dated as of November 20, 1998) to the effect that, as of the date of such opinion and based on the matters set forth therein, the Recapitalization was fair, from a financial point of view, to the Public Common Unitholders (the 'Original Rothschild Opinion'). Rothschild will update the Original Rothschild Opinion by delivery of its written opinion to the Special Committee, dated the date of this Proxy Statement (the 'Updated Rothschild Opinion').

     Rothschild has consented to the inclusion of the Original Rothschild Opinion in this Proxy Statement.

     THE FULL TEXT OF THE ORIGINAL ROTHSCHILD OPINION, DATED THE DATE OF THIS PROXY STATEMENT, WHICH SETS FORTH THE ASSUMPTIONS MADE, PROCEDURES FOLLOWED, MATTERS CONSIDERED AND LIMITS ON THE REVIEW UNDERTAKEN, IS ATTACHED AS ANNEX D TO THIS PROXY STATEMENT AND IS INCORPORATED IN THIS PROXY STATEMENT BY REFERENCE. THE DESCRIPTION OF THE ORIGINAL ROTHSCHILD OPINION SET FORTH HEREIN IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ORIGINAL ROTHSCHILD OPINION ATTACHED AS ANNEX D. COMMON

                                       29
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UNITHOLDERS ARE URGED TO READ THE ORIGINAL ROTHSCHILD OPINION IN ITS ENTIRETY.
THE UPDATED ROTHSCHILD OPINION WILL BE ATTACHED TO THIS PROXY STATEMENT AT THE TIME IT IS MAILED TO COMMON UNITHOLDERS.

     Rothschild's opinion was provided solely for the information and assistance of the Special Committee in connection with its consideration of the Recapitalization and does not constitute a recommendation to any Public Common Unitholder as to how such Public Common Unitholder should vote at the Meeting.

     Rothschild is a nationally recognized investment banking firm. The Special Committee selected Rothschild because of the firm's reputation and experience in investment banking in general and because of its familiarity with, and prior work for, Suburban. Rothschild, as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers, acquisitions, recapitalizations and similar transactions.

     In connection with rendering its opinions, Rothschild, among other things:
(i) reviewed certain publicly available financial and other data with respect to Suburban and the Operating Partnership, including (a) the consolidated financial statements of Suburban for the fiscal years ended September 28, 1996 and September 27, 1997, the nine-month periods ended June 28, 1997 and June 27, 1998 and, for purposes of the Updated Rothschild Opinion, the fiscal year ended September 26, 1998 and (b) a draft and, for purposes of the Updated Rothschild Opinion, the filed form of Suburban's Annual Report on Form 10-K for the fiscal year ended September 26, 1998 and certain other financial and operating data relating to Suburban made available to Rothschild from published sources and from the internal records of Suburban; (ii) reviewed the most recent drafts and, for purposes of the Updated Rothschild Opinion, the forms attached to this Proxy Statement of the Recapitalization Agreement, the GP Interest Purchase Agreement and the Amended Partnership Agreements and the agreement terminating the Distribution Support Agreement; (iii) reviewed current and historical market prices and trading volumes of the Common Units, the payment history of distributions on the Common Units and the Subordinated Units and the capitalization and financial condition of Suburban; (iv) compared Suburban, from a financial point of view, with certain other publicly traded partnerships in the propane industry; (v) considered the financial terms, to the extent publicly available, of selected recent transactions in the propane industry; (vi) reviewed and discussed with the Elected Supervisors and management of Suburban certain information of a business and financial nature regarding Suburban furnished to Rothschild by Suburban, including financial forecasts and related assumptions of Suburban; (vii) reviewed and discussed with Suburban's management historical and forecasted capital expenditure requirements for both maintenance and other operational purposes; (viii) reviewed and discussed with Suburban's management the terms of a proposed credit facility to fund the redemption of Subordinated Units and APUs and pay expenses of the Recapitalization and, for purposes of the Updated Rothschild Opinion, the definitive documentation for the New Credit Facility; (ix) reviewed and discussed with Suburban's management proposed arrangements for the purchase of the GP Interests by the Successor General Partner and, for purposes of the Updated Rothschild Opinion, financing documents for the GP Interest Purchase; (x) made inquiries regarding and discussed the Recapitalization with respective counsel to the Special Committee and Suburban; (xi) performed pro forma capitalization analyses and used five-year financial projections prepared by management for fiscal years 1999 through 2003, in order to compute pro forma potential distributions and pro forma unit coverage and compared this to the status quo case; and (xii) performed such other analyses and examinations and considered such other financial, economic and market criteria as Rothschild deemed relevant and appropriate.

     In connection with its review, Rothschild relied upon and assumed, without independent verification, the accuracy and completeness of all information utilized, reviewed or considered by Rothschild. With respect to financial projections for Suburban provided to Rothschild, Rothschild assumed that such projections were reasonably prepared on bases reflecting the best available estimates and judgments of Suburban's management at the time of preparation as to the future financial performance of Suburban. Rothschild also assumed that there had not occurred any material change in Suburban since the dates on which Suburban's most recent financial statements were made available to Rothschild. For the purpose of the November 20, 1998 Special Committee meeting, Rothschild analyzed and contrasted two cases. First, a Management Case based on Partnership operating projections for 1999 to 2003, as presented by management at the October 26, 1998 meeting of the Board of Supervisors.

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Projections for 2004 to 2008 were derived using a 3% EBITDA growth rate and 3%
maintenance capital expenditure growth. Second, a Rothschild Base Case based on management's downside projections for 1999 to 2003, as presented at the October 26, 1998 meeting of the Board of Supervisors. 2004 to 2008 projections for the Rothschild Base Case were derived by using a 3% EBITDA growth rate and 3% maintenance capital expenditure growth. The Rothschild Base Case projections for EBITDA were lower than the Management Case projections for fiscal years 1999, 2000, 2001, 2002, and 2003 by 10.0%, 9.6%, 9.2%, 8.8%, and 8.4%, respectively.

     The Special Committee did not, however, engage Rothschild to, and therefore Rothschild did not, verify the accuracy or completeness of any such information. Rothschild has relied upon the assurances of the management of Suburban that management is not aware of any facts that would make such information inaccurate or misleading. Rothschild did not conduct a physical inspection of the properties or facilities of Suburban nor did it make or obtain any independent evaluation or appraisals of any such properties or facilities or assets and liabilities. The Updated Rothschild Opinion will be based on economic, monetary, market and other conditions as in effect on, and the information made available to Rothschild as of, the date of this Proxy Statement. Rothschild further assumed that the Recapitalization would be consummated substantially in accordance with the terms described in the Recapitalization Agreement and GP Interest Purchase Agreement without waiver of any of the conditions or obligations thereunder.

     The following is a summary of the material analyses performed by Rothschild in arriving at the Original Rothschild Opinion, dated as of November 20, 1998.

     Pro Forma Financial Analysis. Rothschild analyzed the impact of the Recapitalization on Suburban's (i) capitalization, (ii) distributable cash flow ('DCF') (EBITDA less interest expense, maintenance capital expenditures and cash taxes), (iii) potential Common Unit distribution and potential Common Unit distribution per unit, (iv) potential General Partner distribution, (v) selected coverage ratios including (a) EBITDA less capital expenditures divided by net interest and Common Unit distribution, (b) DCF divided by Common Unit distribution and General Partner distribution, (c) DCF per unit and (d) DCF per unit divided by the annualized Minimum Quarterly Distribution, and (vi) selected credit ratios including (a) debt divided by EBITDA and (b) EBITDA divided by net interest.

     The pro forma impact of the Recapitalization was analyzed based on 1998 preliminary results for Suburban, 1998 preliminary results adjusted for non-recurring items ('Adjusted 1998') and two ten-year projection periods (Management Case and Rothschild Base Case). Rothschild also assumed that the annualized Minimum Quarterly Distribution was increased from $2.00 per Common Unit to $2.05 per Common Unit as part of the Recapitalization.

     Forecast potential Common Unit distribution, potential Common Unit distribution per unit and potential General Partner distribution were analyzed before and after debt paydown/reserve. All other forecast analyses were performed only after debt paydown/reserve, that is, available cash (DCF less the annualized Minimum Quarterly Distribution) in each year would first be used to paydown/reserve in an amount equal to the greater of (i) any debt outstanding that was incurred in connection with the Recapitalization or (ii) $5 million.

     Under this scenario, Common Units outstanding would increase by approximately 617,000 Common Units, from 21.6 million Common Units to 22.2 million Common Units, as a result of the conversion of Restricted Units into Common Units. The 7.2 million Subordinated Units would be redeemed. There would be a corresponding decrease in the General Partner unit equivalent as a result of the redemption of the Subordinated Units. Total units outstanding (excluding the General Partner unit equivalent) would be reduced from 28.7 million units to
22.2 million units. Debt outstanding would increase by approximately $75 million from $425 million to $500 million. Average net debt outstanding would increase from $395 million to $470 million.

     Under this scenario, 1998 and Adjusted 1998 DCF would decrease from $58.1 million to $51.1 million and from $53.4 million to $46.4 million, respectively. 1998 and Adjusted 1998 EBITDA less capital expenditures divided by net interest and Common Unit distribution would decrease from 1.19x to 1.06x and 1.12x to 1.00x, respectively. 1998 and Adjusted 1998 DCF divided by Common Unit

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
distribution and General Partner distribution would decrease from 1.32x to 1.10x and 1.21x to 1.00x, respectively. 1998 and Adjusted 1998 DCF/All Units would increase from $1.98 to $2.26 (13.9% accretion) and from $1.82 to $2.05 (12.6%
accretion), respectively. 1998 and Adjusted 1998 DCF per unit divided by the annualized Minimum Quarterly Distribution would increase from 0.99x to 1.10x and 0.91x to 1.00x, respectively. 1998 and Adjusted 1998 net debt divided by EBITDA would increase from 3.68x to 4.38x and from 3.85x to 4.58x, respectively. 1998 and Adjusted 1998 EBITDA divided by net interest would decrease from 3.51x to 2.85x and from 3.35x to 2.73x, respectively.

     Under the Management Case, forecasted DCF for 1999 and 2000 would decrease from $63.3 million to $56.7 million and from $65.4 million to $59.8 million, respectively. Forecast 1999 and 2000 potential Common Unit distributions would increase from $43.1 million to $45.5 million ($54.2 million before debt paydown/reserve) and from $43.1 million to $46.6 million ($56.1 million before debt paydown/reserve), respectively. Forecast 1999 and 2000 potential Common Unit distributions per unit would increase from $2.00 to $2.05 ($2.44 before debt paydown/reserve) and from $2.00 to $2.10 ($2.53 before debt paydown/reserve), respectively. Forecast 1999 and 2000 potential General Partner distributions would decrease from $1.2 million to $0.9 million ($2.1 million before debt paydown/reserve) and from $1.2 million to $1.0 million ($2.3 million before debt paydown/reserve), respectively. Forecast 1999 and 2000 adjusted EBITDA less capital expenditures divided by net interest and Common Unit distribution would decrease from 1.26x to 1.13x and 1.29x to 1.16x, respectively. Forecast 1999 and 2000 DCF divided by Common Unit distribution and General Partner distribution would decrease from 1.44x to 1.22x and 1.49x to 1.29x, respectively. Forecast 1999 and 2000 DCF/All Units would increase from $2.16 to $2.51 (16.0% accretion) and from $2.23 to $2.64 (18.3% accretion), respectively. Forecast 1999 and 2000 DCF per unit divided by the annualized Minimum Quarterly Distribution would increase from 1.08x to 1.22x and 1.12x to 1.29x, respectively. Forecast 1999 and 2000 net debt divided by EBITDA would increase from 3.61x to 4.20x and from 3.44x to 3.90x, respectively. Forecast 1999 and 2000 adjusted EBITDA divided by net interest would decrease from 3.53x to 2.99x and from 3.70x to 3.21x, respectively.

     Under the Rothschild Base Case, forecasted DCF for 1999 and 2000 would decrease from $52.4 million to $45.3 million and from $54.5 million to $47.5 million, respectively. Forecast 1999 and 2000 potential Common Unit distributions would increase from $43.1 million to $45.5 million ($45.5 million before debt paydown/reserve) and from $43.1 million to $45.5 million ($46.5 million before debt paydown/reserve), respectively. Forecast 1999 and 2000 potential Common Unit distributions per unit would increase from $2.00 to $2.05 ($2.05 before debt paydown/reserve) and from $2.00 to $2.05 ($2.10 before debt paydown/reserve), respectively. Forecast 1999 and 2000 potential General Partner distributions would decrease from $1.0 million to $0.9 million ($0.9 million before debt paydown/reserve) and from $1.1 million to $0.9 million ($0.9 million before debt paydown/reserve), respectively. Forecast 1999 and 2000 adjusted EBITDA less capital expenditures divided by net interest and Common Unit distribution would decrease from 1.11x to 0.99x and 1.14x to 1.02x, respectively. Forecast 1999 and 2000 DCF divided by Common Unit distribution and General Partner distribution would decrease from 1.19x to 0.98x and 1.24x to 1.02x, respectively. Forecast 1999 and 2000 DCF/All Units would increase from $1.79 to $2.00 (12.2% accretion) and from $1.86 to $2.10 (13.0% accretion), respectively. Forecast 1999 and 2000 DCF per unit divided by the annualized Minimum Quarterly Distribution would increase from 0.89x to 0.98x and 0.93x to 1.02x, respectively. Forecast 1999 and 2000 net debt divided by EBITDA would increase from 4.01x to 4.77x and from 3.81x to 4.52x, respectively. Forecast 1999 and 2000 adjusted EBITDA divided by net interest would decrease from 3.18x to 2.66x and from 3.35x to 2.81x, respectively.

     Analysis of Selected Publicly Traded Companies. Rothschild used publicly available information to compare selected financial and market trading information to Suburban pro forma for the Recapitalization and to a group of selected retail propane distributors, all of which are also master limited partnerships (the 'Suburban Comparable Group'). The retail propane distributors in the Suburban Comparable Group were selected by Rothschild based on the similarity of their businesses to that of Suburban. The Suburban Comparable Group was comprised of: AmeriGas Partners, L.P., Cornerstone Propane Partners, L.P., Ferrellgas Partners, L.P., Heritage Propane Partners, L.P., National Propane Partners, L.P., and Star Gas Partners, L.P. No partnership used in Rothschild's analyses is identical to Suburban. Rothschild's analyses involve complex considerations and judgments concerning

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differences in the potential financial and operating characteristics of the
Suburban Comparable Group and other factors regarding the trading values of each partnership included in the Suburban Comparable Group. The financial information reviewed included, among other things: (i) market capitalization (equity market value (Common Units plus Subordinated Units and implied General Partner units multiplied by the market price of the Common Units) plus the book value of debt plus minority interest less cash) to latest twelve months ('LTM') EBITDA and forecasted 1998 and 1999 EBITDA based on currently available research estimates;
(ii) LTM, forecasted 1998 and 1999 EBITDA less capital expenditures divided by net interest and Common Unit distribution; (iii) LTM forecast 1998 and 1999 DCF/Common Unit distribution and General Partner distribution; (iv) LTM 1998 and 1999 DCF per unit divided by the annualized Minimum Quarterly Distribution; (v) net debt divided by LTM EBITDA; (vi) LTM EBITDA divided by LTM net interest; and
(vii) net debt divided by market capitalization.

     Rothschild compared the market capitalization to LTM EBITDA, forecast 1998 and forecast 1999 EBITDA of Suburban of 9.2x, 9.2x and 8.6x, to Suburban pro forma for the Recapitalization of 8.7x, 8.7x and 8.2x and to the mean of the Suburban Comparable Group of 11.8x, 11.1x and 9.8x. Rothschild compared LTM, forecast 1998 and 1999 EBITDA less capital expenditures divided by net interest and Common Unit distribution of Suburban of 1.1x, 1.1x and 1.3x, to Suburban pro forma for the Recapitalization of 1.0x, 1.0x and 1.1x and to the mean of the Suburban Comparable Group of 1.0x, 1.2x and 1.4x. Rothschild compared LTM, forecast 1998 and 1999 DCF divided by Common Unit distribution of Suburban of 1.2x, 1.2x and 1.4x, to Suburban pro forma for the Recapitalization of 1.0x, 1.0x and 1.2x and to the mean of the Suburban Comparable Group of 1.1x, 1.4x and 1.8x. Rothschild compared LTM, forecast 1998 and 1999 DCF per unit divided by the annualized Minimum Quarterly Distribution of Suburban of 0.9x, 0.9x and 1.1x, to Suburban pro forma for the Recapitalization of 1.0x, 1.0x and 1.2x and to the mean of the Suburban Comparable Group of 0.6x, 0.8x and 1.0x. Rothschild compared net debt divided by LTM EBITDA of Suburban of 3.8x, to Suburban pro forma for the Recapitalization of 4.6x, and to the mean of the Suburban Comparable Group of 5.2x. Rothschild compared LTM EBITDA divided by LTM net interest expense of Suburban of 3.4x, to Suburban pro forma for the Recapitalization of 2.7x, and to the mean of the Suburban Comparable Group of 2.4x. Rothschild compared net debt divided by market capitalization of Suburban of 41.8%, to Suburban pro forma for the Recapitalization of 52.6%, and to the mean of the Suburban Comparable Group of 43.9%.

     Present Value of Subordinated Units/APUs. A $69 million purchase price and $6 million of expenses (a total of $75 million) for the Subordinated Units implies a per unit price of $10.47. On November 17, 1998, Suburban's Common Units traded at $18.75 per unit. The implied discount to the trading value of the Public Common Units would be approximately 44.2%. Including the redemption of the APUs, the implied price per Common Unit would be $7.40 (a 60.5% discount).

     Rothschild analyzed the present value of the projected Subordinated Unit distributions and the APU repayments under both the Management Case and the Rothschild Base Case. Using a 15% discount rate, the present value of the total payments under the Management Case is $137.1 million and under the Rothschild Base Case is $118.9 million.

     Present Value of General Partner Interest. Rothschild analyzed the present value of the projected General Partner distributions under both the Management Case and the Rothschild Base Case. Using a 15% discount rate, the present value of the total distributions under the Management Case is $23.4 million and under the Rothschild Base Case is $14.6 million. This includes distributions arising from the incentive distributions above the 2% general partner interest up to 15%. The analysis did not consider the possible impact of the ability of the Board of Supervisors to cause the conversion of the Incentive Distribution Rights into Common Units after the fifth anniversary of the date of the Closing which may substantially reduce the present value of the GP Interests, and did not consider the risks to management arising out of their deferral of distributions on the Restricted Units.

     The summary set forth above describes the material analyses that Rothschild performed and presented to the Special Committee on November 20, 1998, and does not purport to be a complete description of such analyses. The preparation of a fairness opinion is a complex process involving various subjective determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances, and, therefore, such an opinion is not readily susceptible to a partial analysis or summary description.

     Accordingly, notwithstanding the separate factors summarized above, Rothschild believes that its analyses must be considered in their entirety and that selecting portions of its analyses and factors considered by it, without considering all analyses and factors, or attempting to ascribe relative weights to some or all such analyses and factors, could create an incomplete view of the evaluation process underlying Rothschild's opinions.

     In its analyses, Rothschild relied upon numerous assumptions made by Suburban with respect to industry performance, general business and economic conditions, and other matters, many of which are beyond the control of Suburban. Analyses based upon forecasts of future results are not necessarily indicative of actual values, which may be significantly more or less favorable than that suggested by such analyses. No company used as a comparison in the analyses is identical to Suburban and no transaction used as a comparison is identical to the Recapitalization. Additionally, estimates of the value of businesses do not purport to be appraisals or necessarily to reflect the prices at which businesses actually may be sold. Because such estimates are inherently subject to uncertainty, none of the Special Committee, Board of Supervisors, Rothschild or Suburban, or any other person assumes responsibility for the accuracy of such estimates. Rothschild's analyses were prepared solely for purposes of the Original Rothschild Opinion and the Updated Rothschild Opinion and do not purport to be appraisals or necessarily to reflect the prices at which Common Units actually may be sold.

     Under the terms of the engagement letter dated November 20, 1998, pursuant to which the Special Committee engaged Rothschild to deliver the Original Rothschild Opinion and Updated Rothschild Opinion, Rothschild will receive a fee of (i) $200,000 in connection with the Original Rothschild Opinion, which fee became payable upon issuance of the Original Rothschild Opinion and (ii) $200,000 in connection with the Updated Rothschild Opinion. In addition, Suburban has agreed to reimburse Rothschild for all reasonable documented out-of-pocket expenses incurred in connection with its engagement and to indemnify Rothschild and certain related persons against certain liabilities in connection with its engagement, including certain liabilities under the federal securities laws.

     Rothschild has previously acted as financial advisor to Suburban, Millennium Chemicals Inc. (which is the General Partner's parent company) and certain of their former affiliated entities (the 'Former Affiliated Entities'). Pursuant to the terms of the engagement letter dated October 17, 1997 between Rothschild and Suburban, Suburban paid $600,000 to Rothschild for financial advisory services rendered previously to Suburban, including certain preliminary advice rendered to Suburban in connection with the Recapitalization. Rothschild also has received customary compensation for financial advisory services rendered previously to the Former Affiliated Entities. Rothschild has neither received nor is owed any fee from Millennium Chemicals Inc. or its affiliates for financial advisory services. Although it anticipates that it may render such services to Millennium Chemicals Inc. and its affiliates in the future, Rothschild is not currently providing any such services to such persons pursuant to any agreement in effect or contemplated. Rothschild has advised Suburban that, in the ordinary course of its business, Rothschild may, subject to certain restrictions, actively trade the equity securities of Suburban and/or Millennium Chemicals Inc. for its own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

INTERESTS OF CERTAIN PERSONS IN THE RECAPITALIZATION

     Certain officers and directors of Suburban have interests in the Recapitalization that are different from, or may conflict with, the interests of the Public Common Unitholders generally, as described below.

ACCELERATION OF RESTRICTED UNITS

     Suburban has granted certain rights to receive restricted Common Units ('Restricted Units') to certain senior executives under the 1996 Restricted Unit Plan of Suburban (the 'Restricted Unit Plan'). The substitution of the Successor General Partner as the general partner in Suburban will result in a 'change of control' under the terms of the Restricted Unit Plan and the Restricted Units granted

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
thereunder will vest and be converted to Common Units for no consideration to the plan participants upon completion of the Recapitalization. The approximately 45 members of senior and mid-level management who will be members of the Successor General Partner hold Restricted Units that will vest and be converted to Common Units upon completion of the Recapitalization. Substantially all of such persons, however, have elected to defer receipt of their converted Common Units and certain distributions on these Common Units. See 'The Successor General Partner.' The Elected Supervisors also hold Restricted Units that will vest and be converted into Common Units upon completion of the Recapitalization. The Elected Supervisors received the Restricted Units in connection with Suburban's initial public offering as part of their compensation for serving on the Board of Supervisors.

     The following table sets forth information with respect to the Restricted Units that will vest and be converted into Common Units as a result of the Recapitalization (based on Restricted Units outstanding as of December 17, 1998) for (i) each of the members of the Board of Supervisors holding Restricted Units and (ii) the chief executive officer and each of the four other most highly compensated executive officers. No other executive officers of Suburban hold Restricted Units.

                                                                                        NUMBER OF
                                                                                        RESTRICTED
                                                                                     UNITS CONVERTED
                                                                 CURRENT NUMBER OF      TO COMMON         CURRENT VALUE
                           NAME(1)                              RESTRICTED UNITS     UNITS AT CLOSING      OF UNITS(2)
-------------------------------------------------------------   -----------------    ----------------    ---------------

Mark A. Alexander............................................        243,902              243,902        $     4,304,870
Michael J. Dunn, Jr. ........................................         48,780               48,780                860,967
Anthony M. Simonowicz........................................         48,780               48,780                860,967
Michael M. Keating...........................................         29,268               29,268                516,580
Kevin T. McIver..............................................         29,268               29,268                516,580
Edward J. Grabowiecki........................................         19,512               19,512                344,387
John Hoyt Stookey............................................         14,634               14,634                258,290
Harold R. Logan, Jr..........................................         14,634               14,634                258,290
Dudley C. Mecum..............................................         14,634               14,634                258,290
                                                                -----------------    ----------------    ---------------
     Total...................................................        463,412              463,412        $     8,179,221
                                                                -----------------    ----------------    ---------------
                                                                -----------------    ----------------    ---------------

------------

(1) Except for Messrs. Stookey, Logan, and Mecum, who will not be members of the Successor General Partner, all the other listed persons, in connection with their ownership of the Successor General Partner, have elected to defer receipt of their Restricted Units that will vest and be converted into Common Units at the Closing and certain distributions on such Common Units. See 'The Successor General Partner.'

(2) Represents the current 'fair market value' of restricted units based upon the average of the high and low sales prices per Common Unit of $17.65 as reported on the New York Stock Exchange composite tape on December 15, 1998. Final value will be determined based on the 'fair market value' per unit on the date of the Closing which means the average of the high and low sales prices per Common Unit on such date as reported on the New York Stock Exchange composite tape.

EMPLOYMENT AGREEMENT WITH MARK A. ALEXANDER

     The substitution of the Successor General Partner as the general partner in the Partnerships will result in a 'change of control' under the terms of Mr. Alexander's Employment Agreement with the Operating Partnership. As a result, upon completion of the Recapitalization, Mr. Alexander would be entitled to a change of control payment in excess of three times his annual base salary and his target bonus compensation if he voluntarily terminated employment between the six-month and twelve-month anniversary of the Recapitalization. On December 18, 1998, Mr. Alexander and the Operating Partnership entered into a letter agreement under which Mr. Alexander waived his right to receive this change of control payment solely in connection with the Recapitalization. Mr. Alexander also agreed in this letter agreement that upon completion of the Recapitalization, a sale or transfer of the Successor

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
General Partner after the Recapitalization would not constitute a change of control under his Employment Agreement.

SUCCESSOR GENERAL PARTNER OWNERSHIP

     The Successor General Partner, which will purchase the GP Interests and the Incentive Distribution Rights from the General Partner, is a newly formed limited liability company owned by members of Suburban's current management group and other key employees. As a result, the owners of the Successor General Partner will become indirect beneficial owners of the GP Interests and the Incentive Distribution Rights. See 'The Successor General Partner.'

MILLENNIUM AND THE GENERAL PARTNER

     Suburban, the General Partner and Millennium developed and structured the Recapitalization, which includes the redemption of the Subordinated Units and APUs, all of which are owned by the General Partner. In addition, the General Partner appointed two members of the Board of Supervisors who voted to approve the Recapitalization (which vote by the Board of Supervisors was unanimous based on the unanimous recommendation of the Special Committee).

COMPENSATION OF THE SPECIAL COMMITTEE

     The members of the Special Committee will not receive any additional compensation for serving on the Special Committee. Mr. Logan and Mr. Mecum receive $1,000 for each board and committee (including the Special Committee) meeting attended. See ' -- Acceleration of Restricted Units' above for a discussion of the vesting of the Elected Supervisors' Restricted Units as a result of the Recapitalization.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES TO SUBURBAN AND TO COMMON UNITHOLDERS

     The following discussion summarizes certain federal income tax consequences of the implementation of the Recapitalization to Suburban and the Common Unitholders.

     The following summary is based on the Internal Revenue Code of 1986, as amended (the 'Tax Code'), Treasury regulations promulgated and proposed thereunder, judicial decisions and published administrative rules and pronouncements of the Internal Revenue Service (the 'Service') as in effect on the date hereof. Changes in such rules or new interpretations thereof may have retroactive effect and could significantly affect the federal income tax consequences described below.

     The federal income tax consequences of the Recapitalization are complex and are subject to significant uncertainties. Suburban has not requested a ruling from the Service or an opinion of counsel with respect to any of the tax aspects of the Recapitalization, other than an opinion from Baker & Botts, L.L.P. required under the Partnership Agreement in connection with the GP Interest Purchase to the effect that Suburban will continue to be classified for federal tax purposes as a partnership. Thus, no assurance can be given as to the interpretation that the Service will adopt. In addition, this summary does not address foreign, state or local tax consequences of the Recapitalization, nor does it purport to address the federal income tax consequences of the Recapitalization to special classes of taxpayers (such as foreign taxpayers, members of management or other taxpayers, who acquired their units in compensatory transactions, broker-dealers, banks, mutual funds, insurance companies, financial institutions, small business investment companies, regulated investment companies, tax-exempt organizations, and investors in pass-through entities). This summary addresses only the federal income tax consequences to Common Unitholders whose interests in Suburban have been held
(i) as capital assets and (ii) for more than one year.

     ACCORDINGLY, THE FOLLOWING SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT A SUBSTITUTE FOR CAREFUL TAX PLANNING AND ADVICE BASED UPON THE INDIVIDUAL CIRCUMSTANCES PERTAINING TO EACH COMMON UNITHOLDER. ALL COMMON UNITHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS FOR THE FEDERAL, STATE, LOCAL AND OTHER TAX CONSEQUENCES APPLICABLE UNDER THE RECAPITALIZATION.

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     1. Nonrecognition to Common Unitholders. The Public Common Unitholders do
not participate in the Recapitalization (other than to vote on its approval) and, therefore, with the possible exception discussed in paragraph 5 below, should not recognize income, gain or loss as a result of the Recapitalization.

     2. Transaction Costs. Suburban expects to use approximately $7 million to pay transaction costs of the Recapitalization, all or a significant portion of which will be capitalized and will not result in current deduction.

     3. Special Distribution. As described in the Recapitalization Agreement, the Operating Partnership shall make the Special Distribution to Suburban at the Closing. In general, the Tax Code provides for nonrecognition of gain or loss upon a distribution of property or money. An exception to this rule applies when a partner receives a distribution of money in excess of its basis in its partnership interest ('outside basis'). In the event the Special Distribution were to exceed Suburban's outside basis in its Operating Partnership interest, Suburban would recognize gain in the amount of such excess, which gain would be allocated to the Common Unitholders in accordance with the Partnership Agreement. The General Partner, however, does not anticipate that the Special Distribution will exceed Suburban's outside basis. Accordingly, subject to paragraph 5 below, the General Partner does not anticipate that Suburban will recognize income or gain as a result of the Recapitalization.

     4. Basis Adjustment. In general, the Tax Code provides that a partnership, if it has a special election in effect (which both Suburban and Operating Partnership have in effect), must adjust the basis of its assets following a distribution if the distributee has recognized gain or loss. In such event, the basis adjustment is assigned to the partnership's capital assets and certain other business assets. It is anticipated that the General Partner will recognize gain, but not loss, as a result of the Redemption, which would result in a positive (i.e., favorable) basis adjustment.

          a. Suburban's Interest in the Operating Partnership. At the Closing, Suburban will redeem all 7,163,750 outstanding Subordinated Units and all 220,000 outstanding APUs (all of which are owned by the General Partner), together with any additional APUs that may be purchased by the General Partner pursuant to the Distribution Support Agreement prior to the Closing, for the Redemption Price. If the Redemption results in recognition of gain to the General Partner, Suburban will have a positive adjustment to the basis of its interest in the Operating Partnership (and any other capital assets or certain business assets that it owns) in the amount of such gain. If the Redemption results in a loss, the basis adjustment would be negative (i.e., unfavorable).

          b. The Operating Partnership's Assets. The Service's published position is that an upper-tier partnership's adjustment to the basis of its interest in a lower-tier partnership will filter down as an adjustment to the upper-tier partnership's share of the lower-tier partnership's capital assets and certain business assets (provided that the lower-tier partnership also has the special election in effect). Therefore, the basis adjustment to Suburban's interest in the Operating Partnership will similarly adjust Suburban's share of the Operating Partnership's capital assets and certain business assets.

     5. Recognition of Ordinary Income. The Tax Code provides for a partner's recognition of ordinary income upon certain 'disproportionate' distributions. If a partner's share of unrealized receivables (including certain depreciation recapture items) or substantially appreciated inventory ('hot assets') changes as a result of the distribution, such partner is deemed to have engaged in a taxable exchange with the partnership with respect to such unrealized receivables or substantially appreciated inventory items.

     As a result of the Special Distribution, the Service may argue that Suburban's share of the Operating Partnership's hot assets may change. However, Suburban intends to take the position that such a change does not occur. Although Suburban believes this to be a sound and supportable position, there can be no assurance that Suburban would prevail if challenged. If Suburban were successfully challenged by the Service, Suburban would have ordinary income, some portion of which might arguably be allocated to Common Unitholders. Similarly, as a result of the Redemption, the General Partner's share of Suburban's hot assets may change. In such event, the General Partner would have ordinary income upon the part of the distribution which is deemed to be a taxable exchange. As a result of these ordinary income inclusions, the basis of the portion of the assets acquired in the exchange by the Operating Partnership or Suburban, as the case may be, will be adjusted to equal fair market value, resulting in greater depreciation deductions for the Common Unitholders where fair market value exceeds the pre-existing basis of the hot assets.

     6. Borrowing -- Allocation of Interest Deduction. As described in the Recapitalization Agreement, the Operating Partnership will enter into the New Credit Facility to fund the Redemption Price, which will result in the allocation of interest deductions to Suburban and Common Unitholders.

     7. Redemption Discount. The Redemption Price is less than the General Partner's capital account in Suburban relating to the Subordinated Units and APUs immediately prior to the Redemption. The General Partner intends to take the position that such discount reflects the current fair market value of the Subordinated Units and the APUs, and, accordingly, that upon the Redemption, the General Partner was allocated a book loss equal to such discount. Such a position would preclude any argument that the discount represents a taxable gain to the Common Unitholders. There can be no assurance that the Service would agree with such position.

                         THE SUCCESSOR GENERAL PARTNER

     The new general partner will be Suburban Energy Services Group LLC, a newly formed Delaware limited liability company owned by approximately 45 members of senior and mid-level management of the Operating Partnership. Mark A. Alexander, Michael J. Dunn, Jr., Anthony M. Simonowicz, Michael M. Keating and Kevin T. McIver, executive officers of the Operating Partnership, will own approximately
a    %,    %,    %,    % and    % member interest, respectively, in the
Successor General Partner. As members of the Successor General Partner, such individuals will have an indirect ownership interest in the GP Interests and the Incentive Distribution Rights after the Recapitalization. The persons who will be members of the Successor General Partner hold Restricted Units that will vest and be converted into Common Units upon completion of the Recapitalization. Substantially all of such persons (including all of the persons named above), however, have elected to defer receipt of these converted Common Units and certain distributions on such units. It was the intention of the Board of Supervisors, in approving the Recapitalization, to require the Successor General Partner and management to defer receipt of significant income until such time as Suburban generated excess cash from operations sufficient to retire the debt incurred by the Operating Partnership in connection with the Recapitalization. Receipt of the Common Units will be deferred by such persons until the date on which the GP Note issued by the Successor General Partner to its lender with respect to the financing to purchase the GP Interests and Incentive Distribution Rights is repaid in full (other than by way of a refinancing or refunding). Receipt of distributions on these converted Common Units in the aggregate amount of approximately $930,000 per year will be deferred by such persons through the fiscal quarter ending on or about March 31, 2001. Any distributions received after such time must be contributed to the Successor General Partner and applied by the Successor General Partner to repay the GP Note until repaid in full (other than by way of a refinancing or refunding). The address of the Successor General Partner is One Suburban Plaza, 240 Route 10 West, Whippany, NJ 07981-0206. For a description of certain agreements of Suburban in connection with the Successor General Partner's financing arrangements for the GP Interest Purchase, see 'Financing of the Transactions -- Financing Arrangements of the Successor General Partner for the GP Interest Purchase.'

                 PRICE RANGE OF COMMON UNITS AND DISTRIBUTIONS

     The Common Units of Suburban are listed and traded on the New York Stock Exchange under the symbol 'SPH.' The following table sets forth for the periods indicated the reported high and low sales prices per Common Unit as reported on the New York Stock Exchange composite tape and the cash distributions declared per Common Unit. Also see 'Cash Distribution Policy.'

                                                                                                 CASH
                                                                                             DISTRIBUTIONS
                                                                          HIGH      LOW        DECLARED
                                                                         ------    ------    -------------

1997 FISCAL YEAR
     First Quarter....................................................   $21.88    $18.75        $0.50
     Second Quarter...................................................    20.63     17.75         0.50
     Third Quarter....................................................    18.75     17.00         0.50
     Fourth Quarter...................................................    20.19     18.06         0.50

1998 FISCAL YEAR
     First Quarter....................................................   $20.56    $15.38        $0.50
     Second Quarter...................................................    20.00     17.50         0.50
     Third Quarter....................................................    19.50     18.00         0.50
     Fourth Quarter...................................................    20.00     17.56         0.50

1999 FISCAL YEAR
     First Quarter (through December 21, 1998)........................   $19.94    $17.13       --

     On                , 1999, the most recent practicable date prior to the
printing of this Proxy Statement, the closing price per Common Unit on the New
York Stock Exchange composite tape was $            .

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
     Suburban will continue to make quarterly distributions to its partners in an aggregate amount equal to its Available Cash for such quarter. Available Cash generally means all cash on hand at the end of the fiscal quarter plus all additional cash on hand as a result of working capital borrowings subsequent to the end of such quarter less cash reserves established by the Board of Supervisors in its reasonable discretion for future cash requirements. See 'Cash Distribution Policy.'

     Suburban has paid all Minimum Quarterly Distributions on the Common Units (plus proportionate distributions on the GP Interests) required under the Partnership Agreement. Since November 1996, no distributions have been paid on the Subordinated Units.

     Suburban is a publicly traded limited partnership which is not subject to federal income tax. Instead, holders of Common Units are required to report their allocable share of Suburban's earnings or loss, regardless of whether Suburban makes distributions.

                           THE TRANSACTION AGREEMENTS

THE RECAPITALIZATION AGREEMENT

     THE DESCRIPTION OF THE RECAPITALIZATION AGREEMENT SET FORTH BELOW IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE COMPLETE TEXT OF THE RECAPITALIZATION AGREEMENT, A COPY OF WHICH IS ATTACHED AS ANNEX A TO THIS PROXY STATEMENT.

THE RECAPITALIZATION

     Article II of the Recapitalization Agreement sets forth the transactions that will occur at the Closing to effect the Recapitalization.

     Amendment of the Partnership Agreements. At the Closing, the Amended Partnership Agreement and the Amended Operating Partnership Agreement will be entered into by the parties thereto. Other than as a departing partner thereunder, the General Partner will not have any obligation or liability under the Amended Partnership Agreement or the Amended Operating Partnership Agreement.

     Redemption. At the Closing, Suburban will redeem all 7,163,750 outstanding Subordinated Units and all 220,000 outstanding APUs (all of which are owned by the General Partner) (the 'Redemption') for $69 million. The Redemption Price will be reduced dollar-for-dollar for any distributions on the Subordinated Units or the APUs pursuant to the Partnership Agreement prior to the Closing and shall be increased dollar-for-dollar for any contributions to Suburban that the General Partner or Millennium America Inc. may be obligated to make in exchange for additional APUs required to be purchased pursuant to the Distribution Support Agreement prior to the Closing (which additional APUs also will be redeemed at the Closing).

     Payment of Special Distribution by Operating Partnership. Pursuant to the Amended Operating Partnership Agreement, the Operating Partnership will make a special distribution to Suburban at the Closing, as limited partner of the Operating Partnership, or shall make a loan to Suburban, out of the proceeds of the New Credit Facility and other available cash resources, in an amount sufficient for Suburban to pay the Redemption Price and transaction expenses of the Partnerships not paid by the Operating Partnership (the 'Special Distribution').

     Admission of Successor General Partner to Partnerships; GP Interest Purchase. At the Closing, immediately prior to the consummation of the GP Interest Purchase, the Successor General Partner will be admitted as a general partner of Suburban and of the Operating Partnership in accordance with the terms of the Amended Partnership Agreements and will assume the rights and duties of the General Partner thereunder. Immediately thereafter, the General Partner and the Successor General Partner will consummate the GP Interest Purchase upon the terms and conditions set forth in the GP Interest Purchase Agreement.

     Termination of Distribution Support Agreement. At the Closing, the parties to the Distribution Support Agreement will enter into a letter terminating the Distribution Support Agreement and the rights and obligations of the parties under the Distribution Support Agreement.

REPRESENTATIONS AND WARRANTIES

     Each of the parties has made certain customary representations and warranties as to themselves and their subsidiaries with respect to, among other things: partnership or corporate organization, standing and power; power and authority to enter into and consummate the Recapitalization; absence of conflicts with organizational documents, certain material agreements or laws or orders; no government consents or approvals; absence of brokers' fees (other than financial advisors); absence of litigation challenging the Recapitalization; and accuracy and completeness of the Proxy Statement. In addition, (i) each of the Partnerships made certain representations and warranties with respect to its capitalization, absence of voting arrangements, the commitment letter for the New Credit Facility and the Rothschild opinion;
(ii) each of Millennium and the General Partner made certain representations and warranties with respect to ownership of the Subordinated Units and the APUs; and
(iii) the Successor General Partner made certain representations and warranties with respect to the contemplated ownership of the Successor General Partner.

     Each of the representations and warranties will survive the Closing for a period of one year, other than the representations and warranties with respect to the accuracy and completeness of the Proxy Statement, which will survive the Closing for a period of three years, and the representations and warranties by Millennium and the General Partner with respect to the ownership of the Subordinated Units and the APUs, which will survive the Closing indefinitely.

COVENANTS

     No Sale, Solicitation or Pledge. The Recapitalization Agreement provides that until the earlier of the Closing or the termination of the Recapitalization Agreement, Millennium and the General Partner will (i) keep the Subordinated Units and the APUs registered in the General Partner's name and will not sell, lease, transfer, pledge, create any lien on, or otherwise encumber or dispose of any portion of the Subordinated Units and the APUs or the Assets and (ii) will not merge, consolidate or enter into any similar transaction with any other person (each of the transactions referred to in (i) or (ii) above, an 'Acquisition Proposal'). The Recapitalization Agreement further provides that until the earlier of the Closing or the termination of the Recapitalization Agreement, neither Millennium, the General Partner, nor any of their respective affiliates, directors, officers, employees, agents or other representatives (including legal and financial advisors) will directly or indirectly solicit, initiate or encourage the submission of any Acquisition Proposal or take any other action to facilitate any Acquisition Proposal.

     The foregoing prohibitions shall not prohibit the General Partner's Board of Directors from furnishing information to, or entering into discussions or negotiations prior to the mailing of the Proxy Statement with, any person that makes an unsolicited bona fide written Acquisition Proposal for cash that, if subject to a financing condition, is accompanied by a commitment letter from a reputable bank or other financial institution containing conditions no less favorable to the borrower than those set forth in the commitment letter for the New Credit Facility, provided that the General Partner's Board of Directors determines in good faith that such Acquisition Proposal, if accepted, would be reasonably likely to be consummated and would be financially superior to the Recapitalization (a 'Superior Proposal') and, provided further, that prior to taking such action, the General Partner provides reasonable notice of such Superior Proposal to the Elected Supervisors and the Successor General Partner and receives from such bona fide offeror an executed confidentiality agreement in reasonably customary form containing terms at least as stringent as those contained in any confidentiality agreement between the General Partner and any person which made an Acquisition Proposal in 1998.

     Voting of Subordinated Units. The Recapitalization Agreement provides that Millennium and the General Partner will vote all Subordinated Units entitled to vote in favor of the Recapitalization.

     Other Covenants. The Recapitalization Agreement also contains customary covenants, including covenants relating to: the convening of the Meeting; the preparation, filing with the Securities and Exchange Commission (the 'SEC') and clearance by the SEC of the Proxy Statement; the recommendation by the Board of Supervisors in the Proxy Statement for the approval of the Recapitalization, subject to their fiduciary duties; the parties' obligations to use their commercially reasonable efforts to consummate the Recapitalization and not take any actions that would reasonably be expected to result in any of the representations and warranties set forth in the Recapitalization Agreement becoming untrue in any material respect or any of the conditions of the other parties to the consummation of the transactions contemplated by the Recapitalization Agreement not being satisfied; cooperation with respect to necessary filings; and updating information contained in the Proxy Statement.

CONDITIONS TO CONSUMMATION OF THE RECAPITALIZATION

     The obligations of each party to the Recapitalization Agreement are subject to the satisfaction or waiver (by the party entitled to the benefits thereof) at or prior to the Closing of the following conditions: (i) approval of the Recapitalization by a Unit Majority (as defined in the Recapitalization Agreement) and at least a majority of the holders of Public Common Units; (ii) approval of the Note Majority (as defined in the Recapitalization Agreement) of the New Credit Facility and the Amended Partnership Agreements and any other transactions related to the Recapitalization requiring such approval; (iii) amendment of the agreement governing the Senior Notes (the 'Senior Note Agreement') to permit and effect the Recapitalization; (iv) all filings, consents, approvals, permits and authorizations provided in the Recapitalization Agreement shall have been made or obtained and shall be in full force and effect; (v) no temporary restraining order, preliminary or permanent injunction or other similar order or decree of any governmental entity shall be in effect, pending or threatened that would impair in any material respect the consummation of the Recapitalization or impose any material requirements on Suburban or the Operating Partnership or cause any of the parties or their respective affiliates to owe material damages to any third party; (vi) the Operating Partnership shall have paid to Suburban the Special Distribution; (vii) the GP Interest Purchase shall be consummated concurrently with the Closing; (viii) the Amended Partnership Agreements shall have been executed and delivered by the parties thereto; (ix) the termination of the Distribution Support Agreement shall have been executed and delivered by the parties thereto; (x) Baker & Botts, L.L.P. shall have delivered to Suburban, the Operating Partnership, the General Partner and the Successor General Partner an opinion to the effect that the sale of the GP Interests would not result in the loss of limited liability of any limited partner or cause Suburban to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes; (xi) the supervisors appointed by the General Partner shall have tendered their resignations from the Board of Supervisors; (xii) the representations and warranties of each of the other parties contained in the Recapitalization Agreement shall be true and correct in all material respects on the date of the Recapitalization Agreement and the Closing, except to the extent such representations and warranties speak as of a specified date; (xiii) each of the other parties shall have performed in all material respects all of its obligations under the Recapitalization Agreement; (xiv) the parties shall have received officers' certificates from the other parties to the effect set forth in clauses (xii) and (xiii) above; and (xv) the receipt of partnership or corporate resolutions and, if required, resolutions of stockholders or members, from the other parties authorizing the Recapitalization.

     The obligations of Suburban and the Operating Partnership under the Recapitalization Agreement are further subject to the satisfaction or waiver at or prior to the Closing of the following additional conditions: (i) receipt of borrowings under the New Credit Facility in an amount sufficient to pay the Redemption Price; (ii) receipt from the General Partner of the certificates representing the Subordinated Units and the APUs; (iii) Rothschild shall not have withdrawn its opinion; and (iv) the Special Committee shall not have withdrawn its recommendation to the Board of Supervisors to approve the Recapitalization at any time prior to the mailing of the Proxy Statement.

     The obligations of Millennium and the General Partner to the Recapitalization Agreement are further subject to the receipt of the Redemption Price at the Closing.

TERMINATION

     The Recapitalization Agreement may be terminated and abandoned at any time prior to the Closing: (i) by written consent of the parties; (ii) by any of the parties if the Closing shall have not occurred on or before May 15, 1999, unless extended by the Elected Supervisors and payment of an extension fee by Suburban to Millennium or otherwise extended by written consent of the parties; (iii) if the Special Committee shall have withdrawn its recommendation to the Board of Supervisors to approve the Recapitalization and subject to the payment of a termination fee, by Suburban or the Successor General Partner at any time prior to the mailing of the Proxy Statement and by Millennium or the General Partner at any time prior to the Meeting; (iv) if Millennium, the General Partner or any of their affiliates is concurrently entering into a definitive written agreement for a Superior Proposal and subject to the payment of a termination fee, by Millennium or the General Partner at any time prior to the mailing of the Proxy Statement; (v) by any of the parties if any governmental entity shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Recapitalization and such order, decree, ruling or other action shall have become final and nonappealable; or (vi) by any of the parties if any of the other parties materially breaches its agreements and covenants under the Recapitalization Agreement or any other agreement entered into in connection with the Recapitalization or any representation or warranty shall fail to be true and correct and such breach or failure shall continue for 30 days without cure after notice thereof and such breach or failure would reasonably be expected to have a material adverse effect on the party invoking its termination right or would materially impair the Recapitalization.

     The right to terminate the Recapitalization Agreement under the foregoing termination provisions will not be available to any party (i) which is in material breach of its obligations under the Recapitalization Agreement or (ii) whose failure to fulfill its obligations under the Recapitalization Agreement has been the cause of, or resulted in, the failure to satisfy any of the conditions to the consummation of the Closing (and such right to terminate also shall not be available to either Suburban or the Operating Partnership, if the other, or to the General Partner or Millennium, if the other, is in such breach or if such other's failure to fulfill its obligations under the Recapitalization Agreement has been the cause of, or resulted in, the failure to satisfy any of the conditions to the consummation of the Closing).

TERMINATION FEES AND EXPENSE REIMBURSEMENTS

     Termination Fee and Expense Reimbursements Payable by Suburban. The Recapitalization Agreement requires Suburban to pay $2 million to Millennium upon (and as a condition to) the termination of the Recapitalization Agreement by Suburban or the Successor General Partner pursuant to clause (iii) of the first paragraph under ' -- Termination' above. Suburban must pay all of the out-of-pocket expenses of Millennium and the General Partner relating to the preparation, negotiation, execution and delivery by Millennium and the General Partner of the Recapitalization Agreement and the documents to be delivered pursuant thereto upon (and as a condition to) the termination of the Recapitalization Agreement by Millennium or the General Partner pursuant to clause (iii) of the first paragraph under ' -- Termination' above.

     Termination Fee Payable by Millennium or the General Partner. The Recapitalization Agreement requires Millennium or the General Partner to pay $3 million to Suburban upon (and as a condition to) the termination of the Recapitalization Agreement by Millennium or the General Partner pursuant to clause (iv) of the first paragraph under ' -- Termination' above.

EXTENSION FEE

     If the Elected Supervisors wish to extend the automatic termination date of the Recapitalization Agreement for the purpose of allowing either (i) an extension beyond such date of the solicitation period under the Proxy Statement with respect to the vote of the Common Unitholders at the Meeting or (ii) a resolicitation of the vote of the Common Unitholders, then the Elected Supervisors have the right to extend such date until the close of business on June 15, 1999 by written notice to Millennium and the General Partner given prior to the close of business on May 15, 1999 and by payment by or on behalf of Suburban to Millennium of an extension fee of $1 million in cash concurrently with the giving of such notice.

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
AMENDMENT

     Subject to the approval of a majority of the Elected Supervisors, the Recapitalization Agreement may be amended by written agreement of all the parties at any time prior to or after the approval of the Recapitalization Agreement by a Unit Majority and by the holders of at least a majority of the Public Common Units, but after any such approval, no amendment may be made without the approval of a Unit Majority and the holders of at least a majority of the Public Common Units if such approvals are required by law or by the Partnership Agreement or if such amendment shall materially and adversely affect the rights of the holders of Common Units.

TERMINATION OF THE DISTRIBUTION SUPPORT AGREEMENT

     At the Closing, the parties to the Distribution Support Agreement will enter into a termination agreement to terminate the Distribution Support Agreement as of the Closing. The Distribution Support Agreement will be replaced with the Liquidity Arrangement. See 'Cash Distribution Policy.'

THE GP INTEREST PURCHASE AGREEMENT

     THE DESCRIPTION OF THE GP INTEREST PURCHASE AGREEMENT SET FORTH BELOW IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE COMPLETE TEXT OF THE GP INTEREST PURCHASE AGREEMENT, A COPY OF WHICH IS ATTACHED AS ANNEX B TO THIS PROXY STATEMENT.

THE GP INTEREST PURCHASE

     At the Closing, the General Partner will sell its entire GP Interests and its Incentive Distribution Rights to the Successor General Partner for a total price of $6 million to be paid by the Successor General Partner. The Successor General Partner will assume and, following the Closing, will be solely liable for, all liabilities of the General Partner as general partner under the Partnership Agreements and applicable law, excluding any liabilities arising out of the General Partner's breach or default as a general partner under the Partnership Agreements at or prior to Closing, and will be bound by the provisions of the Amended Partnership Agreements.

REPRESENTATIONS AND WARRANTIES

     Each of the parties has made certain customary representations and warranties with respect to, among other things: corporate organization, standing and power; power and authority to enter into and consummate the GP Interest Purchase; no government consents or approvals; absence of conflicts with organizational documents, certain material agreements or laws or orders; and absence of brokers' fees. In addition, (i) each of Millennium and the General Partner made certain representations and warranties with respect to ownership of the General Partner, ownership of and title to the GP Interests and Incentive Distribution Rights (the 'Assets'), creations of liens on the Assets, absence of conflicts with the Partnership Agreements and certain other agreements with the Partnerships, financial statements, absence of litigation relating to the Assets, and transactions with affiliates; and (ii) the Successor General Partner has made certain representations and warranties with respect to its business purpose and formation.

     Each of the representations and warranties will survive the Closing for a period of one year, other than the representations and warranties with respect to the General Partner's title to the Assets, which will survive the Closing indefinitely.

ADDITIONAL AGREEMENTS

     The GP Interest Purchase Agreement sets forth certain additional customary agreements of the parties, including agreements relating to the access to information; the parties' obligations to use their commercially reasonable efforts and to cooperate to consummate the GP Interest Purchase and make any necessary filings; mutual notification of certain matters; further assurances; public announcements; the obligation of Millennium and the General Partner to delete 'Suburban Propane' from their respective names and the names of their affiliates; the obligations of each party to bear its own expenses

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
in connection with the GP Interest Purchase Agreement; and the allocation of all Partnership and Operating Partnership income taxes accrued prior to the Closing to Millennium and the General Partner and all Partnership and Operating Partnership income taxes accrued after the Closing to the Successor General Partner.

CONDITIONS TO CONSUMMATION OF THE GP INTEREST PURCHASE

     The obligations of each party under the GP Interest Purchase Agreement are conditioned upon satisfaction or waiver (by the party entitled to the benefits thereof) at or prior to the Closing of the following conditions: (i) any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have expired or been terminated; (ii) no temporary restraining order, preliminary or permanent injunction or other similar order or decree of any governmental entity shall be in effect, pending or threatened that would impair in any material respect the consummation of the GP Interest Purchase or impose any material requirements on Suburban or the Operating Partnership or cause any of the parties or their respective affiliates to owe material damages to any third party; (iii) no statute, rule, or regulation by any governmental entity shall be in effect prohibiting the GP Interest Purchase;
(iv) the representations and warranties of each of the other parties contained in the GP Interest Purchase Agreement shall be true and correct in all material respects on the date of the GP Interest Purchase Agreement and the Closing; (v) each of the other parties shall have performed in all material respects all of its covenants and agreements under the GP Interest Purchase Agreement; and
(viii) the Recapitalization Agreement shall be in full force and effect, all of the respective conditions precedent to the obligations of each of the parties thereunder shall have been or will be concurrently satisfied or waived and the Recapitalization shall occur concurrently with the GP Interest Purchase. In addition, the obligations of the Successor General Partner are subject to the satisfaction or waiver prior to the Closing of the following additional conditions: (i) no statute, rule, or regulation by any governmental authority shall be in effect which materially changes the tax status of the Partnerships;
(ii) no changes in the Assets or business of the Partnerships since the date of the GP Interest Purchase Agreement which would have a material adverse effect on the Assets or business; (iii) the delivery of instruments of assignment and title; and (iv) the receipt of financing in an amount sufficient to pay the purchase price for the Assets.

TERMINATION

     The GP Interest Purchase Agreement may be terminated at any time prior to the Closing: (i) by consent of the parties; (ii) by any of the parties if the Closing shall have not been consummated on or before May 15, 1999, unless the failure to consummate the Closing by such date shall be due to the willful failure of the party seeking to terminate the GP Interest Purchase Agreement to fulfill its obligations; (iii) by any of the parties if any court or governmental entity shall have issued a statute, rule, regulation, order, decree or injunction or taken any other action permanently restraining, enjoining or otherwise prohibiting the GP Interest Purchase and such statute, rule, regulation, order, decree or injunction or other action shall have become final and nonappealable; or (iv) by any of the parties if the Recapitalization Agreement is terminated by its terms.

              SUMMARY OF AMENDMENTS TO THE PARTNERSHIP AGREEMENTS

     SET FORTH BELOW IS A SUMMARY OF THE PROPOSED AMENDMENTS TO THE PARTNERSHIP AGREEMENT AND THE OPERATING PARTNERSHIP AGREEMENT (TOGETHER, THE 'PARTNERSHIP AGREEMENTS'). THE FOLLOWING DISCUSSION OF THE AMENDMENTS AND THE RESULTING AMENDED PARTNERSHIP AGREEMENTS IS A SUMMARY OF THE MATERIAL AMENDMENTS BEING PROPOSED AS PART OF THE AMENDED PARTNERSHIP AGREEMENTS. FOR A MORE COMPLETE UNDERSTANDING OF THE AMENDMENTS, SEE THE AMENDED PARTNERSHIP AGREEMENT ATTACHED TO THIS PROXY STATEMENT AS ANNEX C, WHICH SHOWS THE PORTIONS OF THE PARTNERSHIP AGREEMENT THAT WILL BE DELETED OR CHANGED IF THE RECAPITALIZATION IS COMPLETED.

INTRODUCTION; REQUIRED VOTE BY UNITHOLDERS

     Pursuant to the Partnership Agreement, the Board of Supervisors proposes the adoption of the amendments to the Partnership Agreement and the Operating Partnership Agreement described in this Proxy Statement. If the Recapitalization is approved by the holders of at least a majority of the outstanding Common Units, including the holders of at least a majority of the outstanding Public Common Units, the proposed amendments to the Partnership Agreements will become effective.

SUMMARY OF AMENDMENTS TO THE PARTNERSHIP AGREEMENT

     Redemption of Subordinated Units and APUs. The proposed amendments will permit the redemption of the Subordinated Units and APUs, which is currently prohibited by the Partnership Agreement. The Redemption will have the following effects on the legal rights of the Common Unitholders:

      As a result of the elimination of the Subordinated Units and the APUs, the Common Unitholders will participate in all distributions of Available Cash from Operating Surplus. Under the Partnership Agreement as currently in effect, once the Minimum Quarterly Distribution has been paid on the Common Units (including any arrearages), the Common Units are not entitled to any further distributions until the Subordinated Units have received the Minimum Quarterly Distribution and all outstanding APUs have been redeemed. Under the Amended Partnership Agreement, the Common Unitholders will receive 98% of all distributions up to the Target Distribution and 85% of all distributions in excess of the Target Distribution. See 'Cash Distribution Policy -- Distributions from Operating Surplus.'

      Under the Partnership Agreement as currently in effect, Suburban may not issue partnership interests that are prior or senior to the Common Units so long as any Subordinated Units are outstanding, without the approval of the holders of at least a majority of the outstanding Common Units and the holders of at least a majority of the outstanding Subordinated Units entitled to vote. After the Recapitalization, the Common Unitholders will have no ability under the Amended Partnership Agreement to approve or disapprove the issuance of such prior or senior partnership interests.

      Under the Partnership Agreement as currently in effect, certain matters, including the merger or consolidation of Suburban with another person, the sale of substantially all the assets of Suburban, the transfer by the General Partner of its general partner interest, the withdrawal or removal of the General Partner and certain amendments to the Partnership Agreement, require the approval of a Unit Majority. Therefore, there may be matters favored by the holders of a majority of the outstanding Common Units that are not adopted because the holders of a majority of the Subordinated Units do not approve them. As a result of the elimination of the Subordinated Units, these matters will now require only the approval of at least a majority of the outstanding Common Units.

     Reduction of Incentive Distributions. Currently, the General Partner, including as holder of the Incentive Distribution Rights, is entitled to 15% of all Available Cash from Operating Surplus distributed over $0.55 per unit in any quarter, 25% of all Available Cash from Operating Surplus distributed over $0.633 per unit in any quarter and 50% of all Available Cash from Operating Surplus distributed over $0.822 per unit in any quarter. The proposed amendments will limit the distributions on the Incentive Distribution Rights to 15% of all Available Cash from Operating Surplus distributed over $0.55 per unit per quarter.

     Conversion of Incentive Distribution Rights. The proposed amendments will provide that at any time after the fifth anniversary of the Closing, the Board of Supervisors (with the approval of a majority of the Elected Supervisors) will have the option to cause all, but not less than all, of the Incentive Distribution Rights to be converted into that number of Common Units having a value equal to the fair market value of the Incentive Distribution Rights as agreed to by the Board of Supervisors and the holders of such rights or, failing that, as determined by an independent investment banking firm. See 'Description of the Amended Partnership Agreements -- Conversion of Incentive Distribution Rights.'

     Termination of Distribution Support Agreement; New Liquidity Arrangement. At the Closing, the proposed amendments will provide that the Distribution Support Agreement will be terminated and the General Partner and Millennium will be released from all of their obligations thereunder with respect to Suburban. Under that agreement, the General Partner and Millennium were obligated through March 31, 2001 to contribute cash to Suburban, up to an aggregate maximum of $43.6 million, in exchange for APUs if the amount of Available Cash from Operating Surplus was insufficient to pay the Minimum Quarterly Distribution on all Common Units with respect to any quarter. The General Partner and Millennium have contributed $22.0 million to date in exchange for APUs, leaving their current potential obligation under the Distribution Support Agreement at $21.6 million. To replace the Distribution Support Agreement, Suburban will establish the $21.6 million Liquidity Arrangement at the Closing. See 'Cash Distribution Policy -- Liquidity Arrangement.'

     Redesignation of General Partner Interests. The General Partner will contribute all but a .01% general partner interest in the Operating Partnership to Suburban (which interest will then be converted to a limited partner interest) in exchange for an increased general partner interest in Suburban, with the result that the General Partner will have, at the Closing, a 1.99% general partner interest in Suburban and a .01% general partner interest in the Operating Partnership. The 1.99% general partner interest in Suburban will be redesignated as 452,663 general partner units ('General Partner Units').

     Deletion of the Provision Regarding the Net Worth of the General Partner. The proposed amendments will delete the prohibition against the General Partner from taking any action that would cause its net worth, independent of its interest in Suburban and the Operating Partnership, to be less than $28.0 million. The primary purpose of the net worth requirement was to ensure that Suburban would be treated as a partnership and not as an association taxable as a corporation for federal income tax purposes. Counsel has advised Suburban that the failure of the General Partner to maintain a specific net worth will not result in Suburban being treated as an association taxable as a corporation for federal income tax purposes under current regulations under the Tax Code.

     General Partner Capital Contribution Requirement. The proposed amendments will relieve the General Partner of its obligation to make contributions of capital to Suburban upon the issuance of additional units in order to maintain a fixed percentage general partner interest in Suburban. The General Partner will retain its preemptive right to maintain its existing ownership interest. If the General Partner does not make a contribution of capital upon the issuance of additional units, its claim on distributions of Available Cash will be proportionately reduced.

     Changes in Board of Supervisors. The Board of Supervisors currently has seven members, consisting of three Elected Supervisors elected by the Common Unitholders and Subordinated Unitholders at a Tri-Annual Meeting held every three years commencing in 1997, two Appointed Supervisors appointed by the General Partner in its sole discretion and two Management Supervisors appointed by a majority of the Elected Supervisors and Appointed Supervisors voting as a single class. The proposed amendments will reduce the size of the Board of Supervisors to five members by eliminating the position of Management Supervisors. As a result, the Elected Supervisors, who may not be employees, officers or directors of the General Partner, Suburban or any of its subsidiaries or any affiliate of the General Partner or Suburban, will constitute a majority of the Board of Supervisors.

SUMMARY OF AMENDMENTS TO THE OPERATING PARTNERSHIP AGREEMENT

     Under the Partnership Agreement neither the General Partner nor the Board of Supervisors may consent to any amendment to the Operating Partnership's limited partnership agreement as currently in effect (the 'Operating Partnership Agreement') that would have a material adverse effect on Suburban as a partner of the Operating Partnership or cause Suburban to elect a successor general partner to the Operating Partnership without the approval of the holders of at least a majority of the outstanding Common Units and the holders of at least a majority of the outstanding Subordinated Units entitled to vote.

     The General Partner and the Board of Supervisors consents to and proposes that the Common Unitholders approve (i) the election of Suburban Energy Services Group LLC as successor general partner to the Operating Partnership, (ii) the deletion of the prohibition against the General Partner from taking any action that would cause its net worth to be less than $28 million and (iii) such other amendments to the Operating Partnership Agreement that the Board of Supervisors deems necessary in connection with the consummation of the Recapitalization.

CONFORMING CHANGES

     Certain additional changes will be required to conform the Partnership Agreement and the Operating Partnership Agreement to the foregoing amendments and to facilitate the consummation of the Recapitalization. It is the good faith opinion of the Board of Supervisors that such conforming changes do not adversely affect the unitholders in any material respect, and thus pursuant to the Partnership Agreement, as currently in effect, the Board of Supervisors may make any or all conforming changes without the consent of the holders of Common Units.

                         FINANCING OF THE TRANSACTIONS

FINANCING ARRANGEMENTS OF THE OPERATING PARTNERSHIP FOR THE RECAPITALIZATION

     The Operating Partnership has entered into a commitment letter, dated October 30, 1998, with The Bank of New York ('BONY') and BNY Capital Markets, Inc. pursuant to which BONY has agreed to provide a credit facility of up to $150 million (the 'New Credit Facility') to the Operating Partnership. Proceeds of borrowings under the New Credit Facility may be used (i) to make a distribution to Suburban to enable Suburban to redeem all outstanding Subordinated Units and APUs, (ii) to pay transaction expenses related to the Recapitalization, (iii) to refinance the indebtedness outstanding under the Operating Partnership's existing credit facility (the 'Existing Credit Facility'), (iv) for permitted acquisitions, and (v) for working capital and other general corporate purposes. The New Credit Facility will be secured by certain domestic assets of the Operating Partnership and its subsidiaries (which security will be shared pari passu with the holders of the Senior Notes and with Mellon Bank, N.A. ('Mellon'), to secure Mellon's put right to the Operating Partnership as discussed below under ' -- Financing Arrangements of the Successor General Partner for the GP Interest Purchase') and will be guaranteed by Suburban and all direct and indirect subsidiaries of the Operating Partnership.

     The New Credit Facility will have a term of five years from the date of closing, subject to a reduction in term if principal payments on the Senior Notes are not extended beyond the five-year term. Borrowings under the New Credit Facility will bear interest, at the Operating Partnership's option, at either the alternate base rate of BONY, or LIBOR, in each case plus a margin based on the leverage ratio of the Operating Partnership. The Operating Partnership will pay a commitment fee on the unused portion of the New Credit Facility that will also be based on the leverage ratio of the Operating Partnership. At the closing, the Operating Partnership expects that the margin will be 1.25% for alternate base rate borrowings and 2.25% for LIBOR borrowings, and that the commitment fee will be 0.50%.

     The New Credit Facility will contain representations and warranties, covenants and events of default customary for a facility of the same size, type and purpose. The Operating Partnership expects that the covenants (including financial covenants) and events of default will be substantially similar to those contained in the Existing Credit Facility, subject to modifications relating to the redemption.

FINANCING ARRANGEMENTS OF THE SUCCESSOR GENERAL PARTNER FOR THE GP INTEREST PURCHASE

     The Successor General Partner has received a commitment letter, dated as of December 22, 1998 from Mellon pursuant to which Mellon has agreed to lend the Successor General Partner $6 million to purchase the GP Interests and the Incentive Distribution Rights (the 'GP Loan'). The GP Loan will be secured by a pledge of the GP Interests.

     The GP Loan will have a term of five years from the date of the Closing. The GP Loan will bear interest at a rate equal to LIBOR plus 2%. The Successor General Partner will pay a fee to Mellon in an amount equal to 0.50% of the amount of the GP Loan, payable at the Closing.

     Upon the occurrence and continuance of an event of default under the GP Loan (a 'GP Default'), Mellon will have the right to cause the Operating Partnership to purchase the note evidencing the GP Loan (the 'GP Note'). The Operating Partnership's obligation to purchase the GP Note will be secured on a pari passu basis with the Operating Partnership's obligations under the Senior Notes and the New Credit Facility. The Operating Partnership has agreed to maintain borrowing availability under the New Credit Facility sufficient to enable it to repurchase the GP Note in these circumstances. The GP Note will also cross-default to the obligations of the Operating Partnership under the Senior Notes and the New Credit Facility. Upon a GP Default, the Operating Partnership also will have the right to purchase the GP Note from Mellon.

     In consideration of the Operating Partnership agreeing to purchase the GP Note from Mellon, the members of the Successor General Partner will enter into an agreement with the Operating Partnership in which such members will agree that if Mellon requires the Operating Partnership to purchase the GP Note, the GP Interests and the Common Units for which receipt has been deferred by the members of the Successor General Partner in connection with the Recapitalization, will be forfeited.

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

     The following Unaudited Pro Forma Condensed Consolidated Financial Statements are presented as if the Recapitalization had been consummated at September 26, 1998 in the case of the Unaudited Pro Forma Condensed Consolidated Balance Sheet, and as of September 28, 1997 in the case of the Unaudited Pro Forma Condensed Consolidated Statement of Operations. The unaudited pro forma adjustments are based on currently available information and certain estimates and assumptions and, therefore, the actual results may differ from the unaudited pro forma results. Management of Suburban nevertheless believes that the assumptions provide a reasonable basis for presenting the significant effects of the Recapitalization and that the unaudited pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma information.

     The historical information at and for the fiscal year ended September 26, 1998 was derived from audited consolidated financial statements of Suburban contained in Suburban's Annual Report on Form 10-K for the year ended September 26, 1998 incorporated by reference in this Proxy Statement.

                        SUBURBAN PROPANE PARTNERS, L.P.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 26, 1998

                                                                                         PRO FORMA
                                                                          HISTORICAL    ADJUSTMENTS       PRO FORMA
                                                                          ----------    -----------       ---------
                                                                                   (DOLLARS IN THOUSANDS)

                                ASSETS
Current assets:
     Cash and cash equivalents.........................................    $  59,819      $76,000(A)
                                                                                          (69,000)(B)
                                                                                           (9,378)(C)     $ 57,441
     Accounts receivable, less allowance
       for doubtful accounts of $2,382.................................       39,134                        39,134
     Inventories.......................................................       29,962                        29,962
     Prepaid expenses and other current assets.........................        3,866                         3,866
                                                                          ----------    -----------       ---------
          Total current assets.........................................      132,781       (2,378)         130,403
Property, plant and equipment, net.....................................      343,828                       343,828
Net prepaid pension cost...............................................       34,556                        34,556
Goodwill and other intangible assets, net..............................      214,782        7,000(C)       221,782
Other assets...........................................................        3,618                         3,618
                                                                          ----------    -----------       ---------
          Total assets.................................................    $ 729,565      $ 4,622         $734,187
                                                                          ----------    -----------       ---------
                                                                          ----------    -----------       ---------
                   LIABILITIES AND PARTNERS' CAPITAL
Current liabilities:
     Accounts payable..................................................    $  31,315                      $ 31,315
     Accrued insurance.................................................        4,830                         4,830
     Accrued employment and benefit costs..............................       20,926                        20,926
     Customer deposits and advances....................................       16,241                        16,241
     Accrued interest..................................................        8,198                         8,198
     Other current liabilities.........................................       10,040                        10,040
                                                                          ----------                      ---------
          Total current liabilities....................................       91,550                        91,550
Long-term debt.........................................................      427,897       76,000(A)       503,897
Postretirement benefits obligation.....................................       35,980                        35,980
Accrued insurance......................................................       16,574                        16,574
Other liabilities......................................................        9,764                         9,764
                                                                          ----------    -----------       ---------
          Total liabilities............................................      581,765       76,000          657,765
Partners' capital:
     Common Unitholders................................................       84,847        2,147(B)
                                                                                            1,940(D)
                                                                                          (14,700)(D)       74,234
     Subordinated Unitholder...........................................       49,147      (49,147)(B)            0
     General Partner...................................................       24,488      (22,000)(B)
                                                                                             (300)(D)        2,188
     Unearned compensation.............................................      (10,682)      10,682(D)             0
                                                                          ----------    -----------       ---------
          Total partners' capital......................................      147,800      (71,378)          76,422
                                                                          ----------    -----------       ---------
          Total liabilities and partners' capital......................    $ 729,565      $ 4,622         $734,187
                                                                          ----------    -----------       ---------
                                                                          ----------    -----------       ---------

  See notes to unaudited pro forma condensed consolidated financial statements

                        SUBURBAN PROPANE PARTNERS, L.P.
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                        (YEAR ENDED SEPTEMBER 26, 1998)

                                                                                          PRO FORMA
                                                                          HISTORICAL     ADJUSTMENTS     PRO FORMA
                                                                          ----------     -----------     ---------
                                                                           (DOLLARS IN THOUSANDS, EXCEPT PER UNIT
                                                                                          AMOUNTS)

Revenues
     Propane............................................................   $ 598,599                     $598,599
     Other..............................................................      68,688                       68,688
                                                                          ----------                     ---------
                                                                             667,287                      667,287
Costs and Expenses
     Cost of sales......................................................     326,440                      326,440
     Operating..........................................................     202,946                      202,946
     Depreciation and amortization......................................      36,531       $ 1,400(E)      37,931
     Selling, general and administrative expenses.......................      37,646          (626)(F)     37,020
     Gain on sale of investment in Dixie Pipeline Co....................      (5,090)                      (5,090)
                                                                          ----------     -----------     ---------
                                                                             598,473           774        599,247
Income from operations..................................................      68,814                       68,040
Interest expense, net...................................................      30,614         7,350(G)      37,964
                                                                          ----------     -----------     ---------
Income before provision for income taxes................................      38,200        (8,124)        30,076
Provision for income taxes..............................................          35                           35
                                                                          ----------     -----------     ---------
     Net income.........................................................   $  38,165       $(8,124)      $ 30,041
                                                                          ----------     -----------     ---------
                                                                          ----------     -----------     ---------
General Partner's interest in net income................................   $     763                     $    601
                                                                          ----------                     ---------
                                                                          ----------                     ---------
Limited Partners' interest in net income................................   $  37,402                     $ 29,440
                                                                          ----------                     ---------
Basic and diluted net income per Unit...................................   $    1.30                     $   1.32
                                                                          ----------                     ---------
Weighted average number of Units outstanding............................      28,726                       22,294
                                                                          ----------                     ---------
                                                                          ----------                     ---------

  See notes to unaudited pro forma condensed consolidated financial statements

              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

     The Unaudited Pro Forma Condensed Consolidated Balance Sheet and the Unaudited Pro Forma Condensed Consolidated Statement of Operations are presented as if the Recapitalization had been effective at and for the year ended September 26, 1998.

     In connection with the transactions, Suburban anticipates non-recurring charges of approximately $15 million of which $12.6 million relates to accelerated vesting of Restricted Units under the Restricted Unit Plan and $2.4 million relates to other transactional costs. Due to the non-recurring nature of such costs, the amount is excluded from the Unaudited Pro Forma Condensed Consolidated Statement of Operations.

(A) Reflects long term borrowing under the New Credit Facility to fund the Redemption Price and Recapitalization expenses. Borrowings under the New Credit Facility will bear interest at a rate based upon either LIBOR plus a margin, BONY's prime rate or the Federal Funds rate plus 1/2 of 1%. The New Credit Facility, although a revolving facility, expires five years from the date of Closing (earlier under certain circumstances).

(B) Reflects payments to the General Partner for the redemption of outstanding Subordinated Units and APUs.

(C) Reflects estimated fees and expenses, including loan placement fees, investment banking fees, proxy solicitation fees and Noteholder expenses associated with the Recapitalization. $7 million of these fees and expenses will be deferred and amortized over the term of the New Credit Facility.

(D) Reflects compensation expense recognized upon accelerated vesting of Restricted Units pursuant to the change of control provisions of the Restricted Unit Plan and reflects the issuance of an additional 109,896 Units under the Restricted Unit Plan.

(E) Reflects amortization of Recapitalization fees and expenses over the term of the New Credit Facility.

(F) Reflects elimination of previously recorded compensation expense under the Restricted Unit Plan.

(G) Reflects additional interest expense at an assumed rate of 7.75% associated with borrowings related to the Recapitalization under the New Credit Facility and incremental interests costs related to the amended Senior Note Agreement.

   MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                                   OPERATIONS

     The following is a discussion of the historical and pro forma financial condition and results of operations of Suburban and its predecessor company. The discussion should be read in conjunction with the historical and pro forma consolidated financial statements and notes thereto included in Suburban's Annual Report on Form 10-K for the year ended September 26, 1998. Since the Operating Partnership and subsidiaries account for substantially all of the assets, revenues and earnings of Suburban, a separate discussion of Suburban's results of operations from other sources is not presented.

GENERAL

     Suburban is engaged in the retail, wholesale marketing and trading of propane and related sales of appliances and services. Suburban believes it is the third largest retail marketer of propane in the United States, serving more than 700,000 active residential, commercial, industrial and agricultural customers from more than 340 customer service centers in over 40 states. Suburban's annual retail propane sales volume were approximately 530 million, 541 million and 567 million gallons during the fiscal years ended September 26, 1998, September 27, 1997 and September 28, 1996, respectively.

     The retail propane business of Suburban consists principally of transporting propane purchased on the contract and spot markets, primarily from major oil companies, to its retail distribution outlets and then to storage tanks located on the customers' premises. In the residential and commercial markets, propane is primarily used for space heating, water heating, clothes drying and cooking purposes. Industrial customers primarily use propane as a motor fuel burned in internal combustion engines that power over-the-road vehicles, forklifts and stationary engines, to fire furnaces, as a cutting gas and in other process applications. In the agricultural market, propane is primarily used for tobacco curing, crop drying, poultry brooding and weed control. In its wholesale operations, Suburban sells propane principally to large industrial end-users and other propane distributors.

     Product Costs. The retail propane business is a 'margin-based' business where the level of profitability is largely dependent on the difference between retail sales prices and product cost. The unit cost of propane is subject to volatile changes as a result of product supply or other market conditions. Propane unit cost changes can occur rapidly over a short period of time and can impact retail margins. There is no assurance that Suburban will be able to pass on product cost increases fully, particularly when product costs increase rapidly.

     Seasonality. The retail propane distribution business is seasonal because of propane's primary use for heating in residential and commercial buildings. Historically, approximately two-thirds of Suburban's retail propane volume is sold during the six-month peak heating season of October through March. Consequently, sales and operating profits are concentrated in Suburban's first and second fiscal quarters. Cash flows from operations, therefore, are greatest during the second and third fiscal quarters when customers pay for propane purchased during the winter heating season. To the extent necessary, Suburban will reserve cash from the second and third quarters for distribution to Unitholders in the first and fourth fiscal quarters.

     Weather. Weather conditions have a significant impact on the demand for propane for both heating and agricultural purposes. Many customers of Suburban rely heavily on propane as a heating fuel. Accordingly, the volume of propane sold is directly affected by the severity of the winter weather which can vary substantially from year to year.

SELECTED QUARTERLY FINANCIAL DATA
(in thousands)

     Due to the seasonality of the retail propane business, first and second quarter revenues, gross profit and earnings are consistently greater than the comparable third and fourth quarter results. The following presents Suburban's selected quarterly financial data for the two years ended September 26, 1998.

Fiscal year ended September 26, 1998 (unaudited) (in thousands)

                                                                                                                FISCAL
                                        FIRST QUARTER    SECOND QUARTER    THIRD QUARTER    FOURTH QUARTER       1998
                                        -------------    --------------    -------------    --------------    ----------

Revenues.............................     $ 204,886         $230,429         $ 125,109         $106,863        $ 667,287
Gross Profit.........................        99,229          115,078            67,535           59,005          340,847
Operating Income (Loss)..............        35,025           44,757            (2,925)          (8,043)          68,814
Net Income (Loss)....................        26,901           37,011           (10,235)         (15,512)          38,165
EBITDA...............................        44,317           53,930             6,154              944          105,345
Retail Gallons Sold..................       158,278          180,139           100,735           90,644          529,796

Fiscal year ended September 27, 1997 (unaudited) (in thousands)

                                                                                                                FISCAL
                                        FIRST QUARTER    SECOND QUARTER    THIRD QUARTER    FOURTH QUARTER       1997
                                        -------------    --------------    -------------    --------------    ----------

Revenues.............................     $ 246,028         $277,631         $ 132,363         $115,109        $ 771,131
Gross Profit.........................        97,934          114,487            64,885           57,030          334,336
Operating Income (Loss)..............        25,900           39,459           (10,953)          (6,643)          47,763
Net Income (Loss)....................        17,338           30,281           (19,181)         (14,844)          13,594
EBITDA...............................        35,181           48,647            (1,611)           2,853           85,070
Retail Gallons Sold..................       158,996          183,307           102,899           95,597          540,799

RESULTS OF OPERATIONS

FISCAL YEAR 1998 COMPARED TO FISCAL YEAR 1997

     Revenues. Revenues decreased $103.8 million or 13.5% to $667.3 million in fiscal 1998 compared to $771.1 million in fiscal 1997. The decrease is primarily attributable to lower product costs which resulted in lower selling prices and, to a lesser extent, a decrease in retail gallons sold.

     Overall, higher nationwide inventories of propane, coupled with warmer than normal temperatures during the winter of fiscal 1998, resulted in a significant decrease in the cost of propane when compared to the winter of fiscal 1997. Temperatures during fiscal 1998 were 4% warmer than normal and 4% warmer than fiscal 1997, as reported by NOAA, which is attributable to the El Nino weather phenomenon. Temperatures during January and February of the fiscal 1998 heating season were the warmest on record according to the NOAA which began keeping records over 100 years ago.

     Retail gallons sold decreased 2.0% or 11.0 million gallons to 529.8 million gallons in fiscal 1998 as compared to 540.8 million gallons in the prior year. Wholesale gallons and gallons sold for hedging purposes increased 17.5% or 32.3 million gallons to 216.8 million gallons resulting from Suburban's expansion of its product procurement and price risk management activities. The decline in retail gallons sold is principally attributable to warmer temperatures principally during the winter heating season in all areas of Suburban's operations.

     Gross Profit. Gross profit increased $6.5 million or 1.9% to $340.8 million in fiscal 1998 compared to $334.3 million in the prior year. The increase principally resulted from overall higher average propane unit margins and the expansion of Suburban's product procurement and price risk management activities, including hedging transactions, partially offset by reduced volume of retail propane gallons sold.

     Operating Expenses. Operating expenses decreased $6.9 million or 3.3% to $202.9 million in fiscal year 1998 compared to $209.8 million in the prior year. The decrease is primarily attributable to the continued favorable impact of restructuring activities undertaken during 1997, principally lower payroll and benefit costs.

     Selling, General and Administrative Expenses. Selling, general and administrative expenses increased $5.0 million or 15.3% to $37.6 million in fiscal 1998 compared to $32.6 million in the prior year. The increase is primarily attributable to a $1.4 million write-off of certain impaired information systems assets, an increase in professional consulting services, primarily in the information systems area, and a $2.0 million charge related to insurance claims for which insurance coverage was denied.

     Operating Income and EBITDA. Results for the fiscal year 1998 include a $5.1 million gain from the sale of an investment in the Dixie Pipeline Co. and a $1.8 million write-off of certain impaired assets. Results for the prior year period include a restructuring charge of $6.9 million. Excluding these one-time items from both periods, operating income increased 19.7% or $10.8 million to $65.5 million compared to $54.7 million in the prior period. EBITDA, excluding the one-time items from both periods, increased 10.9% or $10.0 million to $102.0 million compared to $92.0 million in the prior period.

     The improvement in operating income and EBITDA is primarily attributable to higher overall gross profit and lower operating expenses partially offset by higher selling, general and administrative expenses. EBITDA should not be considered as an alternative to net income (as an indicator of operating performance) or as an alternative to cash flow (as a measure of liquidity on ability to service debt obligations) but provides additional information for evaluating Suburban's ability to distribute the Minimum Quarterly Distribution.

     Interest Expense. Net interest expense decreased $3.4 million to $30.6 million in fiscal 1998 compared with $34.0 million in the prior year. The decrease is attributable to higher interest income on significantly increased cash investments in fiscal 1998 resulting from higher net income, proceeds from the sale of Suburban's investment in the Dixie Pipeline Co. and, to a lesser extent, improved working capital management and lower product costs.

FISCAL YEAR 1997 COMPARED TO FISCAL YEAR 1996

     Suburban acquired the propane business and assets of Suburban's predecessor (the 'Predecessor Company') on March 5, 1996. Solely for purposes of comparing the results of operations of Suburban for the year ended September 27, 1997 with those of Suburban and the Predecessor Company for the prior year period, the statement of operations data for the year ended September 28, 1996 is comprised of the combined statements of operations of the Predecessor Company for the period October 1, 1995 to March 4, 1996 and of Suburban for the period March 5, 1996 to September 28, 1996.

     Revenues. Revenues increased $63.2 million or 8.9% to $771.1 million in fiscal 1997 compared to $707.9 million in fiscal 1996. The increase is primarily attributable to higher average retail and wholesale selling prices resulting from higher propane product costs. Retail gallons sold decreased 4.6% or 26.1 million gallons to 540.8 million gallons in fiscal 1997 compared to 566.9 million gallons in the prior year, while wholesale gallons sold decreased 2.4% or 4.5 million gallons to 184.5 million gallons compared to 189.0 million in the prior year. The decrease in gallons sold is primarily due to warmer temperatures during the winter heating season in all areas of Suburban's operations.

     Gross Profit. Gross profit increased $4.1 million or 1.2% to $334.3 million in fiscal 1997 compared to $330.3 million in the prior year. The increase principally resulted from higher average retail propane unit margins partially offset by reduced volumes of propane sold.

     Operating Expenses. Operating expenses increased $6.4 million or 3.1% to $209.8 million in fiscal year 1997 compared to $203.4 million in the prior year. The increase was due to higher payroll, bad debt and equipment and vehicle leasing costs.

     Restructuring Charges. Fiscal 1997 results reflect a restructuring charge of $6.9 million compared to a $2.3 million restructuring charge in fiscal 1996. In fiscal 1997, after evaluating certain long-term cost reduction strategies and organizational changes, Suburban reorganized its product procurement and logistics group, redesigned its fleet and maintenance, field and corporate office organizations, and identified facilities to be closed and impaired assets whose carrying amounts would not be recovered. In connection with this effort, Suburban recorded a $6.9 million restructuring charge, comprised of severance, employee benefit and facility closure costs of $5.1 million, and an impaired asset charge of $1.8 million.

     In fiscal 1996, Suburban reorganized its corporate office and terminated certain employees. As a result of this action, Suburban recorded a $2.3 million restructuring charge, comprised of severance and employee benefit costs.

     Selling, General and Administrative Expenses. Selling, general and administrative expenses, including the management fee charged to the Predecessor Company and excluding restructuring charges, increased $2.3 million or 7.5% to $32.6 million in fiscal 1997 compared to $30.3 million in the prior year. The increase was principally due to higher expenditures for professional consulting services (primarily information systems) and expansion of customer satisfaction programs.

     Operating Income and EBITDA. Operating income, excluding the restructuring charges, decreased $6.0 million or 9.9% to $54.7 million in fiscal 1997 compared to $60.7 million in the prior year. EBITDA, excluding the restructuring charges, decreased $4.5 or 4.7% to $92.0 million. The decrease is primarily attributable to higher operating, selling, general and administrative expenses partially offset by higher overall retail margins. EBITDA should not be considered as an alternative to net income (as an indicator of operating performance) or as an alternative to cash flow (as a measure of liquidity or ability to service debt obligations) but provides additional information for evaluating the Partnership's ability to pay the Minimum Quarterly Distribution.

     Interest Expense. Net interest expense increased $16.8 million to $34.0 million in fiscal 1997 compared to $17.2 million in fiscal 1996. The increase is principally due to the issuance of $425.0 million in Senior Notes in connection with Suburban's initial public offering in March 1996.

RISK MANAGEMENT

     Suburban engages in hedging transactions to reduce the effect of price volatility on its product costs and to help ensure the availability of propane during periods of short supply. Suburban is currently a party to propane futures contracts on the New York Mercantile Exchange and enters into agreements to purchase and sell propane at fixed prices in the future. These activities are monitored by management through enforcement of Suburban's Commodity Trading Policy. Hedging does not always result in increased product margins and Suburban does not consider hedging activities to be material to operations or liquidity for the years ended September 26, 1998 and September 27, 1997. For additional information, see Item 7A of Suburban's Annual Report on Form 10-K for the fiscal year ended September 26, 1998 incorporated by reference in this Proxy Statement.

LIQUIDITY AND CAPITAL RESOURCES

     Due to the seasonal nature of the propane business, cash flows from operating activities are greater during the winter and spring seasons as customers pay for propane purchased during the heating season. In fiscal 1998, net cash provided by operating activities increased $11.2 million to $70.1 million compared to $58.8 million in fiscal 1997. The increase is primarily due to an increase in net income, exclusive of non-cash items, of $11.2 million. Changes in operating assets and liabilities reflect decreases in accounts receivable of $2.3 million, inventories of $6.3 million and accounts payable of $3.5 million principally due to the lower cost of propane. These decreases were partially offset by an increase in accrued employment and benefit costs of $6.6 million reflecting higher performance-related payroll accruals and an increase in deferred credits and other non-current liabilities of $3.0 million.

     Net cash provided by investing activities was $2.9 million in fiscal 1998, reflecting $12.6 million in capital expenditures (including $6.0 million for maintenance expenditures and $6.6 million to support the growth of operations) and $4.0 million of payments for acquisitions, offset by net proceeds of $6.5 million from the sale of property, plant and equipment and $13.1 million from the sale of the investment in the Dixie Pipeline Co. Net cash used in investing activities was $20.7 million in fiscal 1997, consisting of capital expenditures of $24.9 million (including $13.3 million for maintenance expenditures and $11.6 million to support the growth of operations) and acquisition payments of $1.9 million, offset by proceeds from the sale of property and equipment of $6.1 million. The decrease in cash used for capital expenditures of $12.3 million in fiscal 1998, when compared to the prior year, is primarily due to reductions in new customer equipment purchases and new vehicle purchases, as Suburban has elected to lease new vehicles rather than purchase new vehicles.

     For fiscal year 1997, net cash provided by operating activities decreased $0.3 million or 0.6% to $58.8 million compared to $59.2 million for fiscal year 1996. Cash provided by operating activities during fiscal 1997 reflects increases in cash from accounts receivable of $23.1 million, prepaid and other current assets of $4.9 million and inventories of $11.8 million principally due to lower sales volumes and a resulting decline in propane purchases. These increases were offset by an aggregate decrease in accounts payable, accrued interest and accrued employment and benefit costs of $37.9 million and $4.3 million of cash expenditures incurred in connection with Suburban's restructuring.

     Net cash used in investing activities was $52.4 million for fiscal year 1996, reflecting $25.9 million in capital expenditures and $28.5 million of payments for acquisitions offset by net proceeds of $2.0 million from the sale of property, plant and equipment.

     In March 1996, the Operating Partnership issued $425.0 million aggregate principal amount of Senior Notes with an interest rate of 7.54%. The Senior Notes mature June 30, 2011. The Senior Note Agreement requires that the principal be paid in equal annual payments of $42.5 million starting June 30, 2002.

     Suburban has available a $25.0 million acquisition facility and a $75.0 million working capital facility. Borrowings under the Existing Credit Facility bear interest at a rate based upon either LIBOR plus a margin, First Union National Bank's prime rate or the Federal Funds rate plus 1/2 of 1%. An annual fee ranging from .20% to .25% based upon certain financial tests is payable quarterly whether or not borrowings occur. The Existing Credit Facility, which expires on September 30, 2000, are unsecured on an equal and ratable basis with the Operating Partnership's obligations under the Senior Notes. At September 26, 1998 and September 27, 1997, there were no amounts outstanding under the Existing Credit Facility.

     The Senior Note Agreement and the Existing Credit Facility contain various restrictive and affirmative covenants applicable to the Operating Partnership, include (a) maintenance of certain financial tests, (b) restrictions on the incurrence of additional indebtedness, and (c) restrictions on certain liens, investments, guarantees, loans, advances, payments, mergers, consolidations, distributions, sales of assets and other transactions. The Operating Partnership was in compliance with all covenants and terms as of September 26, 1998.

     As a result of lower than anticipated earnings for fiscal 1997 and the costs associated with the restructuring efforts, Suburban utilized $22.0 million of cash proceeds available under the Distribution Support Agreement between Suburban and the General Partner in connection with the payment of the Minimum Quarterly Distribution on the Common Units with respect to the third and fourth fiscal quarters of 1997. Suburban did not utilize proceeds available under the Distribution Support Agreement with respect to the funding of the Minimum Quarterly Distributions for fiscal 1998. The Distribution Support Agreement provides for a maximum of approximately $44.0 million in cash in return for APUs ($22.0 million of which has been utilized) to support the Suburban's Minimum Quarterly Distributions to holders of Common Units through March 31, 2001. Suburban has not made a distribution on its Subordinated Units since the first fiscal quarter of 1997 and does not intend to make a distribution to the Subordinated Unitholder prior to consummation of the proposed Recapitalization.

     Suburban will make distributions in an amount equal to all of its Available Cash approximately 45 days after the end of each fiscal quarter to holders of record on the applicable record dates. Suburban has made distributions to holders of its Common Units for each of the quarters in fiscal 1998.

     Suburban's anticipated cash requirements for fiscal 1999 include maintenance and growth capital expenditures of approximately $15.0 million for the repair and replacement of property, plant and equipment and approximately $32.0 million of interest payments on the Senior Notes. In addition, Suburban intends to pay approximately $44.0 million in Minimum Quarterly Distributions to its Common Unitholders and in distributions to its General Partner during fiscal 1999. Based on its current cash position, available Existing Credit Facility and expected cash from operating activities, Suburban expects to have sufficient funds to meet these obligations for fiscal 1999, as well as all of its current obligations and working capital needs during fiscal 1999.

     In connection with the proposed Recapitalization, the Operating Partnership has obtained a commitment letter dated October 30, 1998 from BONY providing for the New Credit Facility allowing for borrowings of up to $150.0 million. The Recapitalization will be funded by borrowings under the New Credit Facility as well as internally generated funds. Pursuant to the terms of the commitment letter, borrowings under the New Credit Facility will bear interest at a rate based upon either LIBOR plus a margin, BONY's prime rate or the Federal Funds rate plus a 1/2 of 1%. The New Credit Facility will mature upon the earlier of
(a) five years from the date of closing and (b) March 31, 2002 if on or before March 31, 2002, the Senior Notes have not been amended to provide that no principal payments are due thereunder prior to June 30, 2003. Suburban and all present and future domestic subsidiaries of the Operating Partnership will guarantee the repayment of all amounts due under the New Credit Facility; provided, however, that Suburban's service subsidiary will not be required to guarantee the New Credit Facility for so long as its EBITDA does not exceed certain levels. The New Credit Facility will be secured by certain owned and later-acquired assets of Suburban, the Operating Partnership and its subsidiary guarantors and will rank equally with the Operating Partnership's obligations under the Senior Notes.

READINESS FOR YEAR 2000

     The following disclosure is being made pursuant to the Year 2000 Readiness and Disclosure Act of 1998.

     Many information technology ('IT') and non-information technology ('non-IT') systems in use throughout the world today may not be able to properly interpret date related data from the year 1999 into the year 2000 (the 'Y2K' issue). As a result, the Y2K issue could have adverse consequences upon the operations and information processing of many companies, including the Partnership.

     In the second half of 1997, Suburban began to identify the Y2K exposure of its IT systems by focusing upon those systems and applications it considered critical to its ability to operate its business, supply propane to its customers, and accurately account for those services. The critical systems identified were the retail/sales, the human resources/payroll and the general ledger/financial accounting systems. Based upon the reasonable assurances of the software developers and vendors, Suburban believes that it has replaced the human resources/payroll and the general ledger/financial accounting systems with Y2K compliant versions. In addition, Suburban has retained the services of a third party vendor to assist in the remediation of its retail/sales system, as well as the majority of the programs supporting this system. Suburban anticipates that these critical systems will be Y2K compliant.

     Suburban has also developed and is currently implementing a comprehensive Y2K project plan to identify and address both its non-critical IT and non-IT systems that could potentially be impacted by Y2K. In conjunction with this plan and in an effort to improve its business efficiency, Suburban made the decision to replace all its computer hardware and PC-based computer software, as well as to migrate the majority of its network-based software to a server environment. According to the reasonable representations of the manufacturers, software developers and vendors, all of the newly purchased IT hardware and PC software are functionally Y2K compliant with some minor issues outstanding.

     Suburban is in the process of assessing the non-IT systems utilized by its field locations to determine the Y2K compliance of those systems. With limited exceptions which are being addressed, the safety related devices at Suburban's field locations do not incorporate electronic components and, as such, do not require Y2K remediation. Suburban does not believe that the failure of any of its non-IT systems at any field location would have a material adverse impact upon it.

     As of December 17, 1998, Suburban has incurred approximately $0.3 million to address its Y2K issues. It is currently estimated that Suburban will spend between $1.5 and $2.0 million to complete its Y2K compliance program. This figure does not include the amounts spent to upgrade and replace computer hardware and PC-based software. Suburban does not view the foregoing costs as having a material impact upon its overall financial position and has not delayed or eliminated any other scheduled computer upgrades or replacements due to the Y2K compliance project.

     In addition to testing the individual systems, Suburban anticipates conducting an overall IT system Y2K compliance test by May 1999. Suburban is developing a formal Y2K contingency plan that is to be

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
in place prior to June 30, 1999, which will be based upon its overall disaster recovery plan. At this time, Suburban anticipates that its Y2K contingency plan will be based upon manual processes and procedures.

     While propane itself is not date-dependent, the supply, transportation and consumption of propane is dependent upon third parties, beyond the control of Suburban, which may have systems potentially impacted by the Y2K issue. Suburban has contacted the vendors/suppliers identified as being significant to its business and is currently reviewing the responses it has received, if any, to evaluate whether these third parties are or will be Y2K compliant in a timely manner. Suburban believes that by obtaining these responses, it will be able to minimize any potential business interruption arising out of Y2K's impact upon these vendors/suppliers. Further, although the Y2K failure of any one customer will not have a materially adverse effect upon Suburban, if a significant percentage of either its customers and/or vendors/suppliers fail in achieving Y2K compliance, the Y2K issue may have an adverse material impact upon Suburban's operations.

     Although Suburban currently anticipates that its internal mission critical IT and non-IT systems will be Y2K compliant, it has taken steps to identify and mitigate Y2K compliance issues with its vendors/suppliers and customers and has begun to work on a Y2K contingency plan, the failure of a mission critical IT or non-IT system or the combined failure of vendors/suppliers and/or customers to achieve Y2K compliance could have a material adverse impact on Suburban's operations and financial condition.

             MANAGEMENT OF SUBURBAN FOLLOWING THE RECAPITALIZATION

PARTNERSHIP MANAGEMENT

     Following the Recapitalization, the Amended Partnership Agreement will continue to provide that all management powers over the business and affairs of Suburban are exclusively vested in its Board of Supervisors and, subject to the direction of the Board of Supervisors, the officers of Suburban. Neither the Successor General Partner nor any Common Unitholder will have any management power over the business and affairs of Suburban or actual or apparent authority to enter into contracts on behalf of, or otherwise to bind, Suburban.

CHANGES TO BOARD OF SUPERVISORS

     The Amended Partnership Agreement to be adopted in connection with the Recapitalization will provide that, immediately following the Closing, the size of the Board of Supervisors will be reduced from seven to five by eliminating the positions of the two management supervisors. As a result, if the Recapitalization is approved, there will be three Elected Supervisors and two Appointed Supervisors and the Elected Supervisors will hold a majority of seats on the Board of Supervisors. The Elected Supervisors are expected to continue to be John Hoyt Stookey, Harold R. Logan, Jr. and Dudley C. Mecum. The Appointed Supervisors are expected to be Mark A. Alexander, President and Chief Executive Officer of Suburban, and Michael J. Dunn, Jr., Senior Vice President of Suburban. Messrs. Alexander and Dunn currently serve as the two management Supervisors.

     The three Elected Supervisors will continue to serve on the Audit Committee with the authority to review, at the request of the Board of Supervisors, specific matters as to which the Board of Supervisors believes there may be a conflict of interest in order to determine if the resolution of such conflict proposed by the Board of Supervisors is fair and reasonable to the Common Unitholders. Any matters approved by the Audit Committee will be conclusively deemed to be fair and reasonable to Suburban and the Common Unitholders, approved by all partners of Suburban and not a breach by the Successor General Partner or the Board of Supervisors of any duties they may owe Suburban or the Common Unitholders. In addition, the Audit Committee will review external financial reporting of Suburban, will recommend engagement of Suburban's independent accountants and will review Suburban's procedures for internal auditing and the adequacy of Suburban's internal accounting controls.

MEMBERS OF THE BOARD OF SUPERVISORS AND EXECUTIVE OFFICERS OF SUBURBAN

     The following table sets forth certain information with respect to those persons who are expected to be members of the Board of Supervisors and executive officers of Suburban following the consummation of the Recapitalization. Executive officers are elected for one-year terms. After the Recapitalization, the Elected Supervisors will be elected by a plurality of the Common Units voting at the tri-annual meeting. The next tri-annual meeting will be held in 2000. The Appointed Supervisors will serve until they resign or are removed by the Successor General Partner.

             NAME                AGE                             POSITION WITH SUBURBAN
------------------------------   ---   ---------------------------------------------------------------------------

                                 40    President and Chief Executive Officer; Member of the Board of Supervisors
                                       (Appointed Supervisor)
Mark A. Alexander.............
                                 49    Senior Vice President; Member of the Board of Supervisors (Appointed
                                       Supervisor)
Michael J. Dunn, Jr...........
                                 48    Vice President and Chief Financial Officer
Anthony M. Simonowicz.........
                                 45    Vice President -- Human Resources and Administration
Michael M. Keating............
                                 44    Vice President, General Counsel and Secretary
Kevin T. McIver...............
                                 36    Controller and Chief Accounting Officer
Edward J. Grabowiecki.........
                                 68    Member of the Board of Supervisors (Chairman and Elected Supervisor)
John Hoyt Stookey.............
                                 54    Member of the Board of Supervisors (Elected Supervisor)
Harold R. Logan, Jr...........
                                 63    Member of the Board of Supervisors (Elected Supervisor)
Dudley C. Mecum...............

     Mr. Alexander has served as President and Chief Executive Officer and as a Management Supervisor of Suburban since October 1996. He served as Executive Vice Chairman and Chief Executive Officer of Suburban from March 1996 until September 1996. Mr. Alexander was Senior Vice President -- Corporate Development of Hanson Industries, the management division of Hanson PLC ('Hanson') in the United States, from January 1995 until March 1996, where he was responsible for mergers and acquisitions, real estate and divestitures, and was Vice President of Acquisitions from 1989 to December 1994. He was an Associate Director of Hanson from 1993 and a Director of Hanson Industries from June 1995 until March 1996. Mr. Alexander is also a director of the National Propane Gas Association.

     Mr. Dunn has served as Senior Vice President and a Management Supervisor of Suburban since July 1998. He was Vice President -- Procurement and Logistics of Suburban from March 1997 until June 1998. Prior to joining Suburban, Mr. Dunn was Vice President of Commodity Trading for the investment banking firm of Goldman, Sachs & Co. from 1981 until January 1997.

     Mr. Simonowicz has served as Vice President and Chief Financial Officer of Suburban since March 1997. He served as Vice President -- Business Development of Suburban from March 1996 to March 1997, Vice President -- Business Development of Suburban Propane from September 1995 until March 1996 and Director -- Financial Planning and Analysis of Suburban from 1991 to September 1995. Mr. Simonowicz was employed as Controller at Lifecodes Corporation (a genetic identification and research company), then a subsidiary of Quantum Chemical Corporation ('Quantum'), from 1989 to 1991.

     Mr. Keating has served as Vice President -- Human Resources and Administration of Suburban since August 1996. He served as Director of Human Resources at Hanson Industries from December 1993 until July 1996 and Director of Human Resources and Corporate Personnel at Quantum from 1989 until November 1993.

     Mr. McIver has served as Vice President, General Counsel and Secretary of Suburban since August 1996. He served as General Counsel and Secretary of Suburban from March 1996 to August 1996, General Counsel of Suburban Propane from October 1994 until March 1996 and chief counsel of Suburban Propane from 1984 until October 1994.

     Mr. Grabowiecki has served as the Controller and Chief Accounting Officer of Suburban since October 1996. He served as Director of Accounting Services of Suburban from January 1996 until September 1996. Prior to joining Suburban, Mr. Grabowiecki was a regional controller for Discovery Zone, Inc. from June 1993 until January 1996. Mr. Grabowiecki held several positions at Ernst & Young LLP from 1984 until May 1993, including Senior Manager from 1992 until May 1993.

     Mr. Stookey has served as an Elected Supervisor and Chairman of the Board of Supervisors of Suburban since March 5, 1996. He served as the non-executive Chairman and a director of Quantum from the time it was acquired by Hanson in September 1993 until October 1995 and Chairman, President and Chief Executive Officer of Quantum from 1986 until September 1993. He is also a director of United States Trust Company of New York, ACX Technologies, Inc. and Cyprus Amax Minerals Company.

     Mr. Logan has served as an Elected Supervisor of Suburban since March 5, 1996. Mr. Logan has served as Executive Vice President -- Finance, Treasurer and a director of TransMontaigne Inc. since 1995. TransMontaigne Inc. was formed to provide logistical services, i.e., pipeline, terminaling and marketing to producers and end users of refined petroleum products. He served as Senior Vice President of Finance and a director of Associated Natural Gas Corporation, an independent gatherer and marketer of natural gas, natural gas liquids and crude oil which in 1994 was acquired by Panhandle Eastern Corporation, from 1987 until 1995. Mr. Logan is also a director of Snyder Oil Corporation and Union Bankshares, Ltd.

     Mr. Mecum has served as an Elected Supervisor of Suburban since June 1996. He has been a partner of Capricorn Holdings, LLC, a sponsor of and investor in leveraged buyouts, since June 1997. He was Chairman of Mecum Associates Inc., a management consulting firm, from June 1996 until June 1997 and a partner of G.
L. Ohrstrom & Co., a sponsor of and investor in leveraged buyouts, from 1989 until June 1996. Mr. Mecum is also a director of CitiGroup Inc., Travelers P&C Corp., Lyondell

Chemical Company, Dyncorp, Vicorp Restaurants, Inc., Metris Industries, Inc. and CCC Information Systems, Inc.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information known to Suburban, as of the Record Date and as of the Closing of the Recapitalization, regarding the beneficial ownership of Common Units, Subordinated Units, and APUs by (i) each person or group of persons known by Suburban to own beneficially more than 5% thereof, (ii) each member of the Board of Supervisors, (iii) Suburban's chief executive officer and the four other most highly compensated executive officers and (iv) all members of the Board of Supervisors and executive officers as a group, excluding Thomas A. Nunan, Vice President -- Sales, who will retire on December 31, 1998.

                                                                            AS OF RECORD DATE       AS OF CLOSING
                                                                          ---------------------  -------------------
      TITLE OF CLASS                       BENEFICIAL OWNER                AMOUNT    PERCENTAGE  AMOUNT   PERCENTAGE
---------------------------  -------------------------------------------- ---------  ----------  -------  ----------

                             Mark A. Alexander (a).......................    20,000     *         20,000     *
Common Units...............
                             Michael J. Dunn, Jr. (a)....................    --        --             --    --
                             Anthony M. Simonowicz (a)...................     2,000     *          2,000     *
                             Michael M. Keating (a)......................    --        --          --       --
                             Kevin T. McIver (a).........................     1,000     *          1,000     *
                             George H. Hempstead, III (b)................    --        --          --       --
                             John E. Lushefski (b).......................    --        --          --       --
                             John Hoyt Stookey...........................    10,000     *         24,634     *
                             Harold R. Logan, Jr.........................     2,500     *         17,134     *
                             Dudley C. Mecum.............................     1,000     *         15,634     *
                             All supervisors and executive officers as a
                             group (12 persons)..........................    36,700     *         36,700     *
Subordinated Units.........  Suburban Propane GP, Inc.................... 7,163,750      100%      --       --

APUs.......................  Suburban Propane GP, Inc....................   220,000      100%      --       --

                                                                                N/A      100%      --       --
Incentive Distribution
  Rights...................  Suburban Propane GP, Inc....................

                             Suburban Energy Services Group LLC..........    --        --            N/A      100%

------------

*   Less than 1%.

 (a) Excludes the following numbers of Common Units resulting from the accelerated vesting of Restricted Units as to which such individuals have deferred receipt: Mr. Alexander, 243,902, Mr. Dunn, 48,780, Mr. Simonowicz, 48,780 and Mr. McIver, 29,268. These individuals will have the following ownership interests in Suburban Energy Services Group LLC: Mr. Alexander,
       %; Mr. Dunn,   %; Mr. Simonowicz,   %; Mr. Keating,   %; and Mr. McIver,
       %.

 (b) Excludes Subordinated Units, APUs and Incentive Distribution Rights owned as of the Record Date by Suburban Propane GP, Inc., an indirect wholly owned subsidiary of Millenium Chemicals Inc., of which Messrs. Hempstead and Lushefski are executive officers. Pursuant to the Recapitalization Agreement, Messrs. Hempstead and Lushefski will resign as supervisors effective as of the Closing.

                            CASH DISTRIBUTION POLICY

GENERAL

AVAILABLE CASH

     Suburban distributes all Available Cash within 45 days after the last day of each fiscal quarter to unitholders of record on the applicable record date. Available Cash is defined in the Amended Partnership Agreement and generally means, with respect to any quarter of Suburban, all cash on hand at the end of such quarter less the amount of cash reserves necessary or appropriate in the reasonable discretion of the Board of Supervisors to (i) provide for the proper conduct of Suburban's business, (ii) comply with applicable law or any debt instrument or other agreement of Suburban or (iii) provide funds for distributions to unitholders in respect of any one or more of the next four quarters.

OPERATING SURPLUS AND CAPITAL SURPLUS

     Distributions of Available Cash are made either from Operating Surplus or from Capital Surplus, which affects the amounts distributed to unitholders relative to the holders of Incentive Distribution Rights.

     'Operating Surplus' is defined in the Amended Partnership Agreement and generally refers to (i) the cash balance of Suburban on the date Suburban commenced operations, plus $40 million, plus all cash receipts of Suburban from its operations (including working capital borrowings but excluding cash receipts from Interim Capital Transactions), less (ii) all operating expenses of Suburban, debt service payments (including reserves therefor but not including payments required in connection with the sale of assets or any refinancing with the proceeds of new indebtedness or an equity offering), maintenance capital expenditures and reserves established for future operations of Suburban, in each case since commencement of Suburban. Any costs or expenses by the Partnerships incurred in connection with the Recapitalization will not reduce Operating Surplus.

     'Interim Capital Transactions' is also defined in the Amended Partnership Agreement and includes borrowings (other than for working capital purposes), sales of debt and equity securities and sales or other dispositions of assets for cash (other than inventory, accounts receivable and other assets, all as disposed of in the ordinary course of business).

     All Available Cash distributed by Suburban from any source will be treated as distributed from Operating Surplus until the sum of all Available Cash distributed since the commencement of Suburban equals the Operating Surplus as of the end of the quarter prior to such distribution. Any excess Available Cash (irrespective of its source) will be deemed to be from 'Capital Surplus' and distributed accordingly.

     If Available Cash from Capital Surplus is distributed in respect of each Common Unit issued March 5, 1996 (an 'Initial Common Unit') in an aggregate amount per Initial Common Unit equal to $20.50 per Common Unit (which was the initial public offering price of the Initial Common Units) (the 'Initial Unit Price'), the distinction between Operating Surplus and Capital Surplus will cease, and all distributions of Available Cash will be treated as if they were from Operating Surplus. Suburban has not made any distributions of Available Cash from Capital Surplus and does not expect to make distributions from Capital Surplus in the foreseeable future.

DISTRIBUTIONS FROM OPERATING SURPLUS

     Available Cash from Operating Surplus with respect to any quarter will be distributed 98% to the Common Unitholders and 2% to the Successor General Partner until there has been distributed the Target Distribution for such quarter. Thereafter, Available Cash from Operating Surplus will be distributed 85% to the Common Unitholders, 13% to the holders of Incentive Distribution Rights and 2% to the Successor General Partner. Following the Recapitalization, the Successor General Partner will own all of the Incentive Distribution Rights, but the Successor General Partner may transfer the Incentive Distribution Rights freely to one or more persons. Holders of Common Units will be entitled to arrearages if the full Minimum Quarterly Distribution is not paid with respect to any quarter prior to

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payment of any distributions on the Incentive Distribution Rights through the fiscal quarter ending on or about March 31, 2001.

DISTRIBUTIONS FROM CAPITAL SURPLUS

     Distributions by Suburban of Available Cash from Capital Surplus will be made 98% to the Common Units, pro rata, and 2% to the Successor General Partner, until Suburban shall have distributed, in respect of each Initial Common Unit, Available Cash from Capital Surplus in an amount per Initial Common Unit equal to the Initial Unit Price. Thereafter, all distributions from Capital Surplus will be distributed as if they were from Operating Surplus.

     As a distribution of Available Cash from Capital Surplus is made, it is treated as if it were a repayment of the Initial Unit Price. To reflect such repayment, the Minimum Quarterly Distribution and the Target Distribution will be adjusted downward by multiplying each such amount by a fraction, the numerator of which is the unrecovered portion of the Initial Unit Price immediately after giving effect to such repayment and the denominator of which is the unrecovered portion of the Initial Unit Price immediately prior to such repayment.

     When 'payback' of the Initial Unit Price has occurred, i.e., when the unrecovered portion of the Initial Unit Price is zero, then in effect the Minimum Quarterly Distribution and the Target Distribution will have been reduced to zero for subsequent quarters. Thereafter, all distributions of Available Cash from all sources will be treated as if they were from Operating Surplus. Because the Minimum Quarterly Distribution and the Target Distribution will have been reduced to zero, the holders of the Incentive Distribution Rights then will be entitled to receive 13% of all distributions of Available Cash.

     Distributions of Available Cash from Capital Surplus will not reduce the Minimum Quarterly Distribution or the Target Distribution for the quarter with respect to which they are distributed.

ADJUSTMENT OF MINIMUM QUARTERLY DISTRIBUTION AND TARGET DISTRIBUTION LEVEL

     In addition to reductions of the Minimum Quarterly Distribution and Target Distribution made upon a distribution of Available Cash from Capital Surplus, the Minimum Quarterly Distribution, the Target Distribution, the unrecovered portion of the Initial Unit Price and other amounts calculated on a per Unit basis will be proportionately adjusted upward or downward, as appropriate, in the event of any combination or subdivision of Units (whether effected by a distribution payable in Units or otherwise), but not by reason of the issuance of additional Units for cash or property. For example, in the event of a two-for-one split of the Units (assuming no prior adjustments), the Minimum Quarterly Distribution, the Target Distribution and the unrecovered portion of the Initial Unit Price would each be reduced to 50% of its initial level.

     The Minimum Quarterly Distribution and the Target Distribution may also be adjusted if legislation is enacted or if existing law is modified or interpreted by the relevant governmental authority in a manner that causes Suburban to become taxable as a corporation or otherwise subjects Suburban to taxation as an entity for federal, state or local income tax purposes. In such event, the Minimum Quarterly Distribution and the Target Distribution would be reduced to an amount equal to the product of (i) the Minimum Quarterly Distribution and the Target Distribution, respectively, multiplied by (ii) one minus the sum of (x) the maximum effective federal income tax rate to which Suburban is then subject as an entity plus (y) any increase that results from such legislation in the effective overall state and local income tax rate to which Suburban is subject as an entity for the taxable year in which such event occurs (after taking into account the benefit of any deduction allowable for federal income tax purposes with respect to the payment of state and local income taxes). For example, assuming Suburban was not previously subject to state and local income tax, if Suburban were to become taxable as an entity for federal income tax purposes and Suburban became subject to a maximum marginal federal, and effective state and local, income tax rate of 38%, then the Minimum Quarterly Distribution and the Target Distribution would each be reduced to 62% of the amount thereof immediately prior to such adjustment.

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DISTRIBUTIONS OF CASH UPON LIQUIDATION

     Following the commencement of the dissolution and liquidation of Suburban, assets will be sold or otherwise disposed of from time to time and the partners' capital account balances will be adjusted to reflect any resulting gain or loss. The proceeds of such liquidation will, first, be applied to the payment of creditors of Suburban in the order of priority provided in the Amended Partnership Agreement and by law and, thereafter, be distributed to the Unitholders in accordance with their respective capital account balances as so adjusted.

     Any net gain (or unrealized gain attributable to assets distributed in kind) will be allocated to the partners as follows:

          first, to the Successor General Partner and the holders of Common Units having negative balances in their capital accounts to the extent of and in proportion to such negative balances;

          second, 98% to the Common Unitholders, pro rata, and 2% to the Successor General Partner, pro rata, until the capital account for each Common Unit is equal to the sum of (i) the unrecovered portion of the Initial Unit Price, (ii) the amount of the Minimum Quarterly Distribution for the quarter during which liquidation of Suburban occurs and (iii) any unpaid Common Unit arrearages;

          third, 98% to the Common Unitholders, pro rata, and 2% to the Successor General Partner, pro rata, until there has been allocated under this clause third an amount per Common Unit equal to (a) the sum of the excess of the Target Distribution per Common Unit over the Minimum Quarterly Distribution per Common Unit for each quarter of Suburban's existence, less (b) the cumulative amount per Common Unit of any distributions of Available Cash from Operating Surplus in excess of the then effective Minimum Quarterly Distribution per Common Unit that were distributed 98% to the Common Unitholders, pro rata, and 2% to the Successor General Partner, pro rata, for each quarter of Suburban's existence;

          thereafter, 85% to the Common Unitholders, pro rata, 13% to the holders of Incentive Distribution Rights, pro rata, and 2% to the Successor General Partner, pro rata.

     Upon liquidation of Suburban, any loss will generally be allocated as follows: first, 98% to the Common Unitholders, in proportion to the positive balances in their respective capital accounts, and 2% to the Successor General Partner until the capital accounts of the Common Unitholders have been reduced to zero; and thereafter, 100% to the Successor General Partner.

     Interim adjustments to capital accounts will be made at the time Suburban issues additional interests in Suburban or makes distributions of property. Such adjustments will be based on the fair market value of the interests or the property distributed and any gain or loss resulting therefrom will be allocated to the unitholders in the same manner as gain or loss is allocated upon liquidation.

CASH AVAILABLE FOR DISTRIBUTION

     Suburban believes that it will generate sufficient Available Cash from Operating Surplus (including, if necessary, from working capital borrowings and the Liquidity Arrangement) for the first four-quarter period following the Closing Date to cover the full Minimum Quarterly Distribution for such four-quarter period on all then outstanding Units. Suburban's belief is based on a number of assumptions, including the assumptions that normal weather conditions will prevail in Suburban's operating areas, that Suburban's operating margins will remain constant and that market and overall economic conditions will not change substantially. Although Suburban believes its assumptions are within a range of reasonableness, whether the assumptions are realized is not, in a number of cases, within the control of Suburban and cannot be predicted with any degree of certainty and propane supply costs may be subject to volatility. For example, in any particular year or even series of years, weather may deviate substantially from the norm. In the event that Suburban's assumptions are not realized, the actual Available Cash from Operating Surplus generated by Suburban could be substantially less than that currently expected and could, therefore, be insufficient to permit Suburban to make cash distributions at the levels described above. Accordingly, no assurance can be given that distributions of the Minimum Quarterly Distribution or any other amounts will be made. Suburban does not intend to update the expression of belief set forth above.

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     The amount of Available Cash from Operating Surplus needed to distribute the Minimum Quarterly Distribution for four quarters on the Common Units and General Partner Units to be outstanding immediately after the Closing is approximately $45.5 million. After giving pro forma effect to the Recapitalization, the amount of pro forma Available Cash constituting Operating Surplus generated during the twelve months ended September 26, 1998 would have been $55.3 million.

     Suburban is required under the Amended Partnership Agreement to establish reserves for the future payment of principal and interest on the Senior Notes and the indebtedness under the New Credit Facility. There are other provisions in such agreements which will, under certain circumstances, indirectly have the affect of restricting Suburban's ability to make distributions to its partners. See 'Management's Discussion and Analysis of Financial Condition and Results of Operations -- Description of Indebtedness.'

DISTRIBUTION SUPPORT

     To further enhance Suburban's ability to distribute the Minimum Quarterly Distribution through the quarter ending March 31, 2001, Suburban will establish at the Closing the $21.6 million Liquidity Arrangement consisting of committed availability under the working capital line of the New Credit Facility. If the amount of Available Cash from Operating Surplus with respect to any quarter through the fiscal quarter ending on or about March 31, 2001 is less than the amount necessary to distribute the Minimum Quarterly Distribution on all outstanding Common Units for such quarter, then Suburban will make a drawdown from the Liquidity Arrangement in an amount equal to the lesser of (i) the shortfall of the amount necessary to distribute the Minimum Quarterly Distribution and (ii) the amount remaining in the Liquidity Arrangement. The Liquidity Arrangement will be decreased by any drawdowns and the Liquidity Arrangement will automatically decrease to $11.0 million for the fiscal quarter beginning on or about January 1, 2001. The total of all amounts drawn down pursuant to the Liquidity Arrangement may not exceed $21.6 million.

               DESCRIPTION OF THE AMENDED PARTNERSHIP AGREEMENTS

     IF THE RECAPITALIZATION IS COMPLETED, THE AMENDED PARTNERSHIP AGREEMENTS WILL BE ADOPTED AND ALL HOLDERS OF COMMON UNITS WILL BE BOUND BY THE PROVISIONS OF THE AMENDED PARTNERSHIP AGREEMENT, AS IT MAY BE FURTHER AMENDED FROM TIME TO TIME. THE DESCRIPTION OF THE AMENDED PARTNERSHIP AGREEMENT SET FORTH BELOW IS QUALIFIED BY REFERENCE TO THE COMPLETE TEXT OF THE AMENDED PARTNERSHIP AGREEMENT, A COPY OF WHICH IS ATTACHED AS ANNEX C TO THIS PROXY STATEMENT. ALSO SEE 'CASH DISTRIBUTION POLICY.'

ORGANIZATION AND DURATION

     Suburban and the Operating Partnership were organized in 1995 as Delaware limited partnerships. Suburban will dissolve on September 30, 2085, unless sooner dissolved pursuant to the terms of the Amended Partnership Agreement.

PURPOSE

     The purpose of Suburban is limited to serving as the limited partner of the Operating Partnership and engaging in any business activity that may be engaged in by the Operating Partnership or that is approved by the Board of Supervisors. The Operating Partnership Agreement as it will be amended to permit and effect the Recapitalization (the 'Amended Operating Partnership Agreement' and, together with the Amended Partnership Agreement, the 'Amended Partnership Agreements') provides that the Operating Partnership may engage in any activity approved by its board of supervisors (whose members will be appointed by the Board of Supervisors). Although the Board of Supervisors has the ability under the Amended Partnership Agreement to cause Suburban and the Operating Partnership to engage in activities other than propane marketing and related businesses, the Board of Supervisors has not done so and has no intention of doing so. The Board of Supervisors is authorized in general to perform all acts deemed necessary to carry out such purposes and to conduct the business of Suburban. The Board of Supervisors may not, without the approval of the Successor General Partner, which

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approval may be given or withheld in its sole discretion, cause Suburban to incur any indebtedness that is recourse to the Successor General Partner or any of its affiliates.

POWER OF ATTORNEY

     Each limited partner of Suburban ('Limited Partner'), and each person who acquires a Common Unit from a Common Unitholder and executes and delivers a transfer application with respect thereto, grants to the Vice Chairman and President of Suburban and, if a liquidator of Suburban has been appointed, such liquidator, a power of attorney to, among other things, execute and file certain documents required in connection with the qualification, continuance or dissolution of Suburban, or the amendment of the Amended Partnership Agreement in accordance with the terms thereof and to make consents and waivers contained in the Amended Partnership Agreement.

MANAGEMENT

BOARD OF SUPERVISORS

     Generally, the business and activities of Suburban is managed by, or under the direction of, the Board of Supervisors of Suburban. The Board of Supervisors is comprised of five supervisors. See 'Management.' The members of the Board of Supervisors consist of two Appointed Supervisors appointed by the Successor General Partner in its sole discretion and three Elected Supervisors elected by the holders of a majority of the outstanding Common Units at the Tri-Annual Meeting (with the next Tri-Annual Meeting to be held in 2000). A majority of the supervisors in office constitutes a quorum and a majority of a quorum is needed to adopt a resolution or take any other board action. In general, each member of the Board of Supervisors serves a term of three years and until his successor is duly elected and qualified. Elected Supervisors may not be employees, officers or directors of the Successor General Partner or any affiliate of the Successor General Partner.

     Holders of Common Units vote in any election of Elected Supervisors with each outstanding Common Unit having one vote; provided, however, that if at any time any person or group (including, without limitation, the Successor General Partner) beneficially owns more than 20% of the total Common Units then outstanding, such person or group may vote not more than 20% of all Common Units then outstanding in any election of Elected Supervisors. For purposes of determining the number of outstanding Common Units that have cast votes in respect of any such matter, the number of Common Units held by such persons that exceeds 20% shall not be counted. The three nominees receiving the most votes are elected as the Elected Supervisors.

     The Board of Supervisors is entitled to nominate individuals to stand for election as Elected Supervisors at a Tri-Annual Meeting. In addition, any Limited Partner or group of Limited Partners that holds beneficially 10% or more of the outstanding Common Units is entitled to nominate one or more individuals to stand for election as Elected Supervisors at a Tri-Annual Meeting by providing written notice thereof to the Board of Supervisors not more than 120 days and not less than 90 days prior to such meeting; provided, however, that in the event that the date of the Tri-Annual Meeting was not publicly announced by Suburban by mail, press release or otherwise more than 100 days prior to the date of such meeting, such notice, to be timely, must be delivered to the Board of Supervisors not later than the close of business on the tenth day following the date on which the date of the meeting is publicly announced. Such notice shall set forth (i) the name and address of the Limited Partner or Limited Partners making the nomination or nominations, (ii) the number of Common Units beneficially owned by such Limited Partner or Limited Partners, (iii) such information regarding the nominee(s) proposed by such Limited Partner or Limited Partners as would be required to be included in a proxy statement relating to the solicitation of proxies for the election of directors filed pursuant to the proxy rules of the SEC, (iv) the written consent of the nominee(s) to serve as a member of the Board of Supervisors if so elected and (v) a certification that such nominee(s) qualify as Elected Supervisors.

     The Successor General Partner may remove an Appointed Supervisor with or without Cause at any time. 'Cause' generally means a court's finding a person liable for actual fraud, gross negligence or willful or wanton misconduct in its capacity with Suburban. Any and all of the Elected Supervisors may be removed with Cause by the affirmative vote of a majority of the Elected Supervisors and with or

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without Cause, at a properly called meeting of the Limited Partners by the affirmative vote of the holders of a majority of the outstanding Common Units, provided, however, if at any time any person or group owns more than 20% of the total Common Units then outstanding, such person or group may vote not more than 20% of the total Common Units then outstanding in any such election. For purposes of determining the number of outstanding Common Units that have cast votes in respect of any such matter, the number of units held by such persons that exceeds 20% shall not be counted.

     If any Appointed Supervisor is removed, resigns or is otherwise unable to serve as a supervisor, the Successor General Partner may fill the vacancy. If any Elected Supervisor is removed, resigns or is otherwise unable to serve as a supervisor, the vacancy may be filled by a majority of the Elected Supervisors then serving (or, if no Elected Supervisors are then serving, by a majority of the supervisors then serving).

OFFICERS

     The Board of Supervisors has the authority to appoint the officers of Suburban. Suburban may have a Chairman of the Board of Supervisors or a Vice Chairman and such persons shall be officers of Suburban unless the Board of Supervisors provides otherwise. In addition, Suburban will have a President and a Secretary and may have one or more Vice Presidents, a Treasurer and one or more Assistant Secretaries and Assistant Treasurers, if appointed from time to time by the Board of Supervisors, and such other officers and agents as may from time to time appear to be necessary or advisable as shall be determined from time to time by the Board of Supervisors. See 'Management of Suburban Following the Recapitalization' for a discussion of Suburban's current officers. Each officer of Suburban has certain authority by virtue of being appointed an officer and may be further authorized from time to time by the Board of Supervisors to take any action that the Board delegates to such officer. The Successor General Partner has agreed to take any and all action necessary (at the expense of Suburban) and appropriate to effect any duly authorized actions by the Board of Supervisors or any officer of Suburban, including, without limitation, executing or filing any agreements, instruments or certificates.

MEETINGS; VOTING

     Common Unitholders or assignees who are record holders of Common Units on the record date set pursuant to the Amended Partnership Agreement will be entitled to notice of, and to vote at, meetings of Limited Partners of Suburban and to act with respect to matters as to which approvals may be solicited. With respect to voting rights attributable to Common Units that are owned by an assignee who is a record holder but who has not yet been admitted as a Limited Partner, the Successor General Partner shall be deemed to be the Limited Partner with respect thereto and shall, in exercising the voting rights in respect of such Common Units on any matter, vote such Common Units at the written direction of such record holder. Absent such direction, such Common Units will not be voted (except that, in the case of Common Units held by the Successor General Partner on behalf of non-citizen assignees, the Successor General Partner shall distribute the votes in respect of such Common Units in the same ratios as the votes of Limited Partners in respect of other Common Units are cast).

     Every three years, commencing in 1997, there will be a Tri-Annual Meeting of the Limited Partners. In addition, a special meeting of Limited Partners may be called by the Board of Supervisors or by Limited Partners owning in the aggregate at least 20% of the outstanding Common Units. Any action that is required or permitted to be taken by the Limited Partners may be taken either at a meeting of the Limited Partners or, if authorized by the Board of Supervisors, without a meeting if consents in writing setting forth the action so taken are signed by holders of such number of limited partner interests as would be necessary to authorize or take such action at a meeting of the Limited Partners. Limited Partners may vote either in person or by proxy at meetings. The holders of a majority of the outstanding Common Units represented in person or by proxy will constitute a quorum at a meeting of Common Unitholders, unless any such action by the Common Unitholders requires approval by holders of a greater percentage of such Common Units, in which case the quorum shall be such greater percentage. In the case of elections for Elected Supervisors, any person and its affiliates (including, without limitation, the Successor General Partner) that owns more than 20% of the total

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Common Units then outstanding may vote not more than 20% of the total units then outstanding in such election.

     Each record holder of a Common Unit has a vote according to his percentage interest in Suburban, although additional limited partner interests having special voting rights could be issued by Suburban. The Amended Partnership Agreement provides that Common Units held in nominee or street name account will be voted by the broker (or other nominee) pursuant to the instruction of the beneficial owner unless the arrangement between the beneficial owner and his nominee provides otherwise.

     Any notice, demand, request, report or proxy material required or permitted to be given or made to record holders of Common Units (whether or not such record holder has been admitted as a Limited Partner) under the terms of the Amended Partnership Agreement will be delivered to the record holder by Suburban or by Suburban's transfer agent at the request of Suburban.

LIMITED LIABILITY

     Assuming that a Limited Partner does not participate in the control of the business of Suburban within the meaning of the Delaware Revised Uniform Limited Partnership Act (the 'Delaware Act') and that he otherwise acts in conformity with the provisions of the Amended Partnership Agreement, his liability under the Delaware Act is limited, subject to certain possible exceptions, to the amount of capital he is obligated to contribute to Suburban in respect of his Common Units plus his share of any undistributed profits and assets of Suburban. If it were determined, however, that the right or exercise of the right by the Limited Partners as a group to elect the Elected Supervisors, to remove or replace the Successor General Partner, to approve certain amendments to the Amended Partnership Agreement or to take other action pursuant to the Amended Partnership Agreement constituted 'participation in the control' of Suburban's business for the purposes of the Delaware Act, then the Limited Partners could be held personally liable for Suburban's obligations under the laws of the State of Delaware to the same extent as the Successor General Partner with respect to persons who transact business with Suburban reasonably believing, based on the Limited Partner's conduct, that the Limited Partner is a general partner.

     Under the Delaware Act, a limited partnership may not make a distribution to a partner to the extent that at the time of the distribution, after giving effect to the distribution, all liabilities of the partnership, other than liabilities to partners on account of their partnership interests and liabilities for which the recourse of creditors is limited to specific property of the partnership, exceed the fair value of the assets of the limited partnership. For the purpose of determining the fair value of the assets of a limited partnership, the Delaware Act provides that the fair value of property subject to liability for which recourse of creditors is limited shall be included in the assets of the limited partnership only to the extent that the fair value of that property exceeds that nonrecourse liability. The Delaware Act provides that a limited partner who receives such a distribution and knew at the time of the distribution that the distribution was in violation of the Delaware Act shall be liable to the limited partnership for the amount of the distribution for three years from the date of the distribution. Under the Delaware Act, an assignee who becomes a substituted limited partner of a limited partnership is liable for the obligations of his assignor to make contributions to the partnership, except the assignee is not obligated for liabilities unknown to him at the time he became a limited partner and which could not be ascertained from the partnership agreement.

     The Operating Partnership conducts business in over 40 states. Maintenance of limited liability may require compliance with legal requirements in such jurisdictions in which the Operating Partnership conducts business, including qualifying the Operating Partnership to do business there. Limitations on the liability of limited partners for the obligations of a limited partnership have not been clearly established in many jurisdictions. If it were determined that Suburban was, by virtue of its limited partner interest in the Operating Partnership or otherwise, conducting business in any state without compliance with the applicable limited partnership statute, or that the right or exercise of the right by the Limited Partners as a group to elect the Elected Supervisors, to remove or replace the Successor General Partner, to approve certain amendments to the Amended Partnership Agreement or to take other action pursuant to the Amended Partnership Agreement constituted 'participation in the control' of Suburban's business for the purposes of the statutes of any relevant jurisdiction, then the Limited

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Partners could be held personally liable for Suburban's obligations under the law of such jurisdiction to the same extent as the Successor General Partner under certain circumstances. Suburban is operated in such manner as the Board of Supervisors deems reasonable and necessary or appropriate to preserve the limited liability of the Limited Partners.

STATUS AS LIMITED PARTNER OR ASSIGNEE

     Except as described above under ' -- Limited Liability,' the Common Units will be fully paid and Common Unitholders will not be required to make additional contributions to Suburban.

     An assignee of a Common Unit, subsequent to executing and delivering a transfer application, but pending its admission as a substituted Limited Partner in Suburban, is entitled to an interest in Suburban equivalent to that of a Limited Partner with respect to the right to share in allocations and distributions from Suburban, including liquidating distributions. The Successor General Partner will vote and exercise other powers attributable to Common Units owned by an assignee who has not become a substituted Limited Partner at the written direction of such assignee. Transferees who do not execute and deliver a transfer application will be treated neither as assignees nor as record holders of Common Units, and will not receive cash distributions, federal income tax allocations or reports furnished to record holders of Common Units.

NON-CITIZEN ASSIGNEES; REDEMPTION

     If Suburban is or becomes subject to federal, state or local laws or regulations that, in the reasonable determination of the Board of Supervisors, create a substantial risk of cancellation or forfeiture of any property in which Suburban has an interest because of the nationality, citizenship, residency or other related status of any Limited Partner or assignee, Suburban may redeem the Common Units held by such Limited Partner or assignee at their Current Market Price (as defined in the Amended Partnership Agreement). In order to avoid any such cancellation or forfeiture, the Board of Supervisors may require each Limited Partner or assignee to furnish information about his nationality, citizenship, residency or related status. If a Limited Partner or assignee fails to furnish information about such nationality, citizenship, residency or other related status within 30 days after a request for such information, such Limited Partner or assignee may be treated as a non-citizen assignee. In addition to other limitations on the rights of an assignee who is not a substituted Limited Partner, a non-citizen assignee does not have the right to direct the voting of his Common Units and may not receive distributions in kind upon liquidation of Suburban.

MERGER, SALE OR OTHER DISPOSITION OF ASSETS

     Suburban is prohibited, without the prior approval of holders of at least a majority of the outstanding Common Units, from, among other things, selling, exchanging or otherwise disposing of all or substantially all of its assets in a single transaction or a series of related transactions (including by way of merger, consolidation or other combination) or approving the sale, exchange or other disposition of all or substantially all of the assets of the Operating Partnership; provided, however, that Suburban may mortgage, pledge, hypothecate or grant a security interest in all or substantially all of Suburban's assets without such approval. Suburban may also sell all or substantially all of its assets pursuant to a foreclosure or other realization upon the foregoing encumbrances without such approval. The Common Unitholders are not entitled to dissenters' rights of appraisal under the Amended Partnership Agreement or applicable Delaware law in the event of a merger or consolidation of Suburban, a sale of substantially all of Suburban's assets or any other transaction or event.

ISSUANCE OF ADDITIONAL SECURITIES

     The Amended Partnership Agreement authorizes Suburban to issue an unlimited number of additional limited partner interests and other equity securities of Suburban for such consideration and on such terms and conditions as are established by the Board of Supervisors in its sole discretion without the approval of any Limited Partners, including securities that may have special voting rights to which the Common Units are not entitled. However, Suburban may not issue more than 9,375,000

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additional Common Units or equivalent units at any time prior to March 31, 2001 without the approval of the holders of at least a majority of the Common Units (unless the Common Units are issued in certain accretive acquisitions or to repay certain indebtedness).

     The Successor General Partner has the right, which it may from time to time assign in whole or in part to any of its affiliates, to purchase Common Units, or other equity securities of Suburban from Suburban whenever, and on the same terms that, Suburban issues such securities or rights to persons other than the Successor General Partner and its affiliates, to the extent necessary to maintain the percentage interest of the Successor General Partner and its affiliates in Suburban that existed immediately prior to each such issuance. The holders of Common Units will not have preemptive rights to acquire additional Common Units or other partnership interests that may be issued by Suburban.

TRANSFER OF GENERAL PARTNER INTERESTS AND INCENTIVE DISTRIBUTION RIGHTS

     Except for a transfer by the Successor General Partner of all, but not less than all, of its general partner interest in Suburban and the Operating Partnership to (a) an affiliate of the Successor General Partner or (b) another person in connection with the merger or consolidation of the Successor General Partner with or into another person or the transfer by the Successor General Partner of all or substantially all of its assets to another person, the Successor General Partner may not transfer all or any part of its aggregate general partner interest in Suburban and the Operating Partnership to another person prior to September 30, 2006, without the approval of the holders of at least a majority of the outstanding Common Units; provided that, in each case, such transferee assumes the rights and duties of the Successor General Partner to whose interest such transferee has succeeded, agrees to be bound by the provisions of the Amended Partnership Agreement, furnishes an opinion of counsel acceptable to the Board of Supervisors ('Opinion of Counsel') and agrees to acquire all (or the appropriate portion thereof, as applicable) of the Successor General Partner's interests in the Operating Partnership and agrees to be bound by the provisions of the Amended Operating Partnership Agreement. Notwithstanding the foregoing, the Successor General Partner may assign or pledge all or a portion of its right to receive distributions of Available Cash or liquidating distributions. The Successor General Partner shall have the right at any time to transfer its Incentive Distribution Rights to one or more persons (as an assignment of such rights or as a special limited partner interest in Suburban) subject only to any reasonable restrictions on transfer and requirements for registering the transfer of such right as may be adopted by the Board of Supervisors; provided that no such restrictions or requirements that adversely affect the holders of the Incentive Distribution Rights in any material respect may be adopted without the approval of the holders of at least a majority of the Incentive Distribution Rights. At any time, the members of the Successor General Partner may sell or transfer all or part of their interests in the Successor General Partner to an affiliate or a third party without the approval of the Common Unitholders.

CONVERSION OF INCENTIVE DISTRIBUTION RIGHTS

     At any time after the fifth anniversary of the date of the Closing, upon 30 days prior written notice, the Board of Supervisors (with the concurrence of the Elected Supervisors) will have the option to cause all, but not less than all, of the Incentive Distribution Rights to be converted into that number of Common Units having a value equal to the fair market value of the Incentive Distribution Rights. The fair market value of the Incentive Distribution Rights shall be determined by agreement between the Board of Supervisors (with the concurrence of the Elected Supervisors) and the holders of a majority of the Incentive Distribution Rights or, failing agreement within 30 days after the conversion notice has been given by the Board of Supervisors, by an independent investment banking firm or other independent expert selected by the Board of Supervisors (with the concurrence of the Elected Supervisors) and the holders of a majority of the Incentive Distribution Rights (or if no expert can be agreed upon, by an expert chosen by agreement of the experts selected by each of them). In connection with any merger, consolidation or sale of all or substantially all of the assets of Suburban or the Operating Partnership in which the Common Unitholders are entitled to receive cash, securities or other property in exchange for their Common Units, the holders of the Incentive Distribution Rights shall be entitled to receive in exchange for such rights that amount of cash, securities or other property

                                       72
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
that such holder would have been entitled to receive had the Incentive Distribution Rights been converted into Common Units immediately prior to the consummation of such transaction, where the number of Common Units issuable upon such deemed conversion shall be based on the fair market value of the Incentive Distribution Rights at the time of the deemed conversion. Fair market value for such purposes shall be determined in the same manner described above with respect to the Board of Supervisors' option to convert the Incentive Distribution Rights after the fifth anniversary of the date of the Closing.

WITHDRAWAL OR REMOVAL OF THE SUCCESSOR GENERAL PARTNER

     The Successor General Partner has agreed not to withdraw voluntarily as a general partner of the Partnership and the Operating Partnership prior to September 30, 2006 (with limited exceptions described below), without obtaining the approval of the holders of at least a majority of the outstanding Common Units and furnishing an Opinion of Counsel. On or after September 30, 2006, the Successor General Partner may withdraw as the general partner (without first obtaining approval from any Common Unitholder) by giving 90 days' written notice, and such withdrawal will not constitute a violation of the Amended Partnership Agreement. Notwithstanding the foregoing, the Successor General Partner may withdraw without Common Unitholder approval upon 90 days' notice to the Limited Partners if at least 50% of the outstanding Common Units are held or controlled by one person and its affiliates (other than the Successor General Partner and its affiliates). In addition, the Amended Partnership Agreement permits the Successor General Partner (in certain limited instances) to sell or otherwise transfer all of its general partner interests in Suburban without the approval of the Common Unitholders. See ' -- Transfer of General Partner Interests and Incentive Distributions Rights.'

     Upon the withdrawal of the Successor General Partner under any circumstances (other than as a result of a transfer by the Successor General Partner of all or a part of its general partner interest in Suburban), the holders of at least a majority of the outstanding Common Units may select a successor to such withdrawing general partner. If such a successor is not elected, or is elected but an Opinion of Counsel cannot be obtained, Suburban will be dissolved, wound up and liquidated, unless within 180 days after such withdrawal the holders of at least a majority of the outstanding Common Units agree in writing to continue the business of Suburban and to the appointment of a successor general partner. See ' -- Termination and Dissolution.'

     The Sucessor General Partner may not be removed unless such removal is approved by the vote of the holders of at least a majority of the outstanding Common Units and Suburban receives an Opinion of Counsel. Any such removal is also subject to the approval of a successor general partner by the vote of the holders of at least a majority of the outstanding Common Units. The Amended Partnership Agreement also provides that if the Successor General Partner is removed as general partner of Suburban under circumstances where Cause does not exist and Units held by the Successor General Partner and its affiliates are not voted in favor of such removal, the Successor General Partner will have the right to convert its general partner interests and all the Incentive Distribution Rights into Common Units or to receive cash in exchange for such interests.

     Withdrawal or removal of the Successor General Partner as the general partner of Suburban also constitutes withdrawal or removal, as the case may be, of the Successor General Partner as a general partner of the Operating Partnership.

     In the event of withdrawal of the general partner where such withdrawal violates the Amended Partnership Agreement, a successor general partner will have the option to purchase the general partner interest of the departing general partner (the 'Departing Partner') in Suburban and the Operating Partnership and all the Incentive Distribution Rights for a cash payment equal to the fair market value of such interests. Under all other circumstances where the Successor General Partner withdraws or is removed by the Limited Partners, the Departing Partner will have the option to require the successor general partner to purchase such general partner interest of the Departing Partner and the Incentive Distribution Rights for such amount. In each case, such fair market value will be determined by agreement between the Departing Partner and the successor general partner, or, if no agreement is reached, by an independent investment banking firm or other independent experts selected by the Departing Partner and the successor general partner (or if no expert can be agreed upon, by an expert

                                       73
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chosen by agreement of the experts selected by each of them). In addition,
Suburban will be required to reimburse the Departing Partner for all amounts due the Departing Partner, including, without limitation, all employee-related liabilities, including severance liabilities, incurred in connection with the termination of any employees employed by the Departing Partner for the benefit of Suburban.

     If the above-described option is not exercised by either the Departing Partner or the successor general partner, as applicable, the Departing Partner will have the right to convert its general partner interests in Suburban and the Operating Partnership and its Incentive Distribution Rights into Common Units equal to the fair market value of such interests as determined by an investment banking firm or other independent expert selected in the manner described in the preceding paragraph or to receive cash in exchange for such interests.

     Any successor general partner will be deemed to have irrevocably delegated to the Board of Supervisors the authority to manage, or direct the management of, Suburban to the same extent as the Successor General Partner.

AMENDMENT OF AMENDED PARTNERSHIP AGREEMENT

     Amendments to the Amended Partnership Agreement may be proposed only by or with the consent of the Board of Supervisors. In order to adopt a proposed amendment, Suburban is required to seek written approval of the holders of the number of Common Units required to approve such amendment or call a meeting of the Common Unitholders to consider and vote upon the proposed amendment, except as described below.

     Prohibited Amendments. Proposed amendments (unless otherwise specified) must be approved by holders of at least a majority of the outstanding Common Units, except that no amendment may be made that would:

          (i) enlarge the obligations of any Limited Partner, without its consent;

          (ii) enlarge the obligations of, restrict in any way any action by or rights of, or reduce in any way the amounts distributable, reimbursable or otherwise payable by Suburban to the Successor General Partner or any of its affiliates without the Successor General Partner's consent, which may be given or withheld in its sole discretion;

          (iii) change the term of Suburban;

          (iv) provide that Suburban is not dissolved upon the expiration of its term; or

          (v) give any person the right to dissolve Suburban other than the Board of Supervisors' right to dissolve Suburban with the approval of holders of at least a majority of the outstanding Common Units.

     No Unitholder Approval. The Board of Supervisors may generally make amendments to the Partnership Agreement without the approval of any Limited Partner or assignee to reflect:

          (i) a change in the name of Suburban, the location of the principal place of business of Suburban, the registered agent of Suburban or the registered office of Suburban;

          (ii) admission, substitution, withdrawal or removal of partners in accordance with the Amended Partnership Agreement;

          (iii) a change that, in the discretion of the Board of Supervisors, is necessary or advisable to qualify or continue the qualification of Suburban as a limited partnership or a partnership in which the Limited Partners have limited liability or to ensure that neither Suburban nor the Operating Partnership will be treated as an association taxable as a corporation or otherwise taxed as an entity for federal income tax purposes (except approval of a majority of the holders of outstanding Common Units of any class will be required if such amendment would result in a delisting or a suspension of trading of such Common Units);

          (iv) an amendment that is necessary, in the opinion of counsel to Suburban, to prevent Suburban, members of the Board of Supervisors or the officers or agents of Suburban, or the Successor General Partner or its directors, officers, agents or trustees from in any manner being subjected to the provisions of the Investment Company Act of 1940, as amended, the Investment

                                       74
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     Advisors Act of 1940, as amended, or 'plan asset' regulations adopted under the Employee Retirement Income Security Act of 1974, as amended, whether or not substantially similar to plan asset regulations currently applied or proposed;

          (v) an amendment that in the discretion of the Board of Supervisors is necessary or advisable in connection with the authorization of additional limited or general partner interests or the conversion of Incentive Distribution Rights into Common Units;

          (vi) any amendment expressly permitted in the Amended Partnership Agreement to be made by the Board of Supervisors acting alone;

          (vii) an amendment effected, necessitated or contemplated by a merger agreement that has been approved pursuant to the terms of the Amended Partnership Agreement;

          (viii) any amendment that, in the discretion of the Board of Supervisors, is necessary or advisable in connection with the formation by Suburban of, or its investment in, any corporation, partnership or other entity (other than the Operating Partnership) as otherwise permitted by the Amended Partnership Agreement;

          (ix) a change in the fiscal year and/or taxable year of Suburban and changes related thereto;

          (x) an amendment that, in the discretion of the Board of Supervisors, is necessary or advisable to effect the irrevocable delegation by the Successor General Partner to the Board of Supervisors of all management powers over the business and affairs of Suburban; and

          (xi) any other amendments substantially similar to any of the foregoing.

     In addition, the Board of Supervisors may make amendments to the Amended Partnership Agreement without the approval of any Limited Partner or assignee if such amendments:

          (i) do not adversely affect the Limited Partners in any material respect;

          (ii) are necessary or advisable (in the discretion of the Board of Supervisors) to satisfy any requirements, conditions or guidelines contained in any opinion, directive, ruling or regulation of any federal or state agency or judicial authority or contained in any federal or state statute;

          (iii) are necessary or advisable to facilitate the trading of the Common Units or to comply with any rule, regulation, guideline or requirement of any securities exchange on which the Common Units are or will be listed for trading, compliance with any of which the Board of Supervisors deems to be in the best interests of Suburban and the Common Unitholders;

          (iv) are necessary or advisable in connection with any action taken by the Successor General Partner relating to splits or combinations of Common Units pursuant to the provisions of the Amended Partnership Agreement; or

          (v) are required to effect the intent contemplated by the Amended Partnership Agreement.

     Opinion of Counsel and Unitholder Approval. The Board of Supervisors is not required to obtain an Opinion of Counsel in the event of the amendments described in the two immediately preceding paragraphs. No other amendments to the Amended Partnership Agreement will become effective without the approval of holders of at least 90% of the outstanding Common Units unless the Board of Supervisors has obtained an Opinion of Counsel to the effect that such amendment will not affect the limited liability under applicable law of any limited partner in Suburban or the limited partner of the Operating Partnership.

     Any amendment that materially and adversely affects the rights or preferences of any type or class of outstanding partnership interests in relation to other classes of partnership interests will require the approval of at least a majority of the type or class of partnership interests so affected. Any amendment that reduces the voting percentage required to take any action is required to be approved by the affirmative vote of Limited Partners constituting not less than the voting requirements sought to be reduced.

                                       75
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
LIMITED CALL RIGHT

     If at any time less than 20% of the then-issued and outstanding limited partner interests of any class are held by persons other than the Successor General Partner and its affiliates, the Successor General Partner will have the right, which it may assign in whole or in part to any of its affiliates or to Suburban, to acquire all, but not less than all, of the remaining limited partner interests of such class held by such unaffiliated persons as of a record date to be selected by the Successor General Partner, on at least 10 but not more than 60 days' notice. The purchase price in the event of such a purchase shall be the greater of (i) the highest price paid by the Successor General Partner or any of its affiliates for any limited partner interests of such class purchased within the 90 days preceding the date on which the Successor General Partner first mails notice of its election to purchase such limited partner interests and (ii) the Current Market Price as of the date three days prior to the date such notice is mailed. As a consequence of the Successor General Partner's right to purchase outstanding limited partner interests, a holder of limited partner interests may have his limited partner interests purchased even though he may not desire to sell them, or the price paid may be less than the amount the holder would desire to receive upon the sale of his limited partner interests. The tax consequences to a Common Unitholder of the exercise of this call right are the same as a sale by such Common Unitholder of his Common Units in the market.

TERMINATION AND DISSOLUTION

     Suburban will continue until September 30, 2085, unless sooner terminated pursuant to the Amended Partnership Agreement. Suburban will be dissolved upon
(i) the election of the Board of Supervisors to dissolve Suburban, if approved by the holders of at least a majority of the outstanding Common Units, (ii) the sale, exchange or other disposition of all or substantially all of the assets and properties of Suburban and the Operating Partnership, (iii) the entry of a decree of judicial dissolution of Suburban or (iv) the withdrawal or removal of the Successor General Partner or any other event that results in its ceasing to be the general partner (other than by reason of a transfer of its general partner interest in accordance with the Amended Partnership Agreement or withdrawal or removal following approval and admission of a successor).

     Upon a dissolution pursuant to clause (iv) above, the holders of at least a majority of the outstanding Common Units may also elect, within certain time limitations, to reconstitute Suburban and continue its business on the same terms and conditions set forth in the Amended Partnership Agreement by forming a new limited partnership on terms identical to those set forth in the Amended Partnership Agreement and having as general partner an entity approved by the holders of at least a majority of the outstanding Common Units subject to receipt by Suburban of an Opinion of Counsel to the effect that (x) such action would not result in the loss of limited liability of any Limited Partner and (y) neither Suburban, the reconstituted limited partnership nor any subsidiary of Suburban would be treated as an association taxable as a corporation or otherwise be taxable as an entity for federal income tax purposes upon the exercise of such right to continue.

LIQUIDATION AND DISTRIBUTION OF PROCEEDS

     Upon dissolution of Suburban, unless Suburban is reconstituted and continued as a new limited partnership, the Person authorized to wind up the affairs of Suburban (the 'Liquidator') will, acting with all of the powers of the Successor General Partner and the Board of Supervisors that such Liquidator deems necessary or desirable in its good faith judgment in connection therewith, liquidate Suburban's assets and apply the proceeds of the liquidation as provided in 'Cash Distribution Policy -- Distributions of Cash Upon Liquidation.' Under certain circumstances and subject to certain limitations, the Liquidator may defer liquidation or distribution of Suburban's assets for a reasonable period of time or distribute assets to partners in kind if it determines that a sale would be impractical or would cause undue loss to the partners.

                                       76
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
INDEMNIFICATION

     The Amended Partnership Agreement provides that Suburban will indemnify
(i) the members of the Board of Supervisors, (ii) the Successor General Partner,
(iii) any Departing Partner, (iv) any person who is or was an affiliate of the Successor General Partner or any Departing Partner, (v) any person who is or was a director, supervisor, officer, employee, agent or trustee of Suburban, the Operating Partnership or any other subsidiary of the Operating Partnership,
(vi) any person who is or was a member, partner, officer, director, employee, agent or trustee of the Successor General Partner or any Departing Partner or any affiliate of the General Partner or any Departing Partner, or (vii) any person who is or was serving at the request of the Board of Supervisors, the Successor General Partner or any Departing Partner or any affiliate of the General Partner or any Departing Partner as a director, officer, employee, partner, agent, fiduciary or trustee of another person ('Indemnitees'), to the fullest extent permitted by law, from and against any and all losses, claims, damages, liabilities (joint or several), expenses (including legal fees, expenses and other disbursements), judgments, fines, penalties, interest, settlements or other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, by reason of its status as an Indemnitee; provided that in each case the Indemnitee acted in good faith and in a manner that such Indemnitee reasonably believed to be in or not opposed to the best interests of Suburban and, with respect to any criminal proceeding, had no reasonable cause to believe its conduct was unlawful. Any indemnification under these provisions will be only out of the assets of Suburban, and the Successor General Partner shall not be personally liable for, or have any obligation to contribute or loan funds or assets to Suburban to enable it to effectuate, such indemnification. Suburban is authorized to purchase (or to reimburse the Successor General Partner or its affiliates for the cost of) insurance against liabilities asserted against and expenses incurred by such persons in connection with Suburban's activities, regardless of whether Suburban would have the power to indemnify such person against such liabilities under the provisions described above.

BOOKS AND REPORTS

     Suburban is required to keep appropriate books of the business of Suburban at the principal offices of Suburban. The books are maintained for both tax and financial reporting purposes on an accrual basis. For tax purposes, the fiscal year of Suburban is the calendar year. For financial reporting purposes, however, the fiscal year of Suburban is a 52-53 week fiscal year concluding on the Saturday nearest to September 30.

     As soon as practicable, but in no event later than 120 days after the close of each fiscal year, Suburban will furnish or make available to each record holder of Common Units (as of a record date selected by the Board of Supervisors) an annual report containing audited financial statements of Suburban for the past fiscal year, prepared in accordance with generally accepted accounting principles. As soon as practicable, but in no event later than 90 days after the close of each quarter (except the last quarter of each fiscal year), Suburban will furnish or make available to each record holder of Common Units (as of a record date selected by the Board of Supervisors) a report containing unaudited financial statements of Suburban with respect to such quarter and such other information as may be required by law.

     Suburban will use all reasonable efforts to furnish each record holder of a Common Unit information reasonably required for tax reporting purposes within 90 days after the close of each calendar year. Such information is expected to be furnished in summary form so that certain complex calculations normally required of partners can be avoided. Suburban's ability to furnish such summary information to Common Unitholders will depend on the cooperation of such Common Unitholders in supplying certain information to Suburban. Every Common Unitholder (without regard to whether he supplies such information to Suburban) will receive information to assist him in determining his federal and state tax liability and filing his federal and state income tax returns.

                                       77
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
RIGHT TO INSPECT PARTNERSHIP BOOKS AND RECORDS

     The Amended Partnership Agreement provides that a Limited Partner can for a purpose reasonably related to such Limited Partner's interest as a limited partner, upon reasonable demand and at his own expense, have furnished to him
(i) a current list of the name and last known address of each partner, (ii) a copy of Suburban's tax returns, (iii) information as to the amount of cash, and a description and statement of the agreed value of any other property or services, contributed or to be contributed by each partner and the date on which each became a partner, (iv) copies of the Amended Partnership Agreement, the certificate of limited partnership of Suburban, amendments thereto and powers of attorney pursuant to which the same have been executed, (v) information regarding the status of Suburban's business and financial condition and (vi) such other information regarding the affairs of Suburban as is just and reasonable. Suburban has kept, and intends to keep, confidential from the Limited Partners trade secrets or other information the disclosure of which Suburban believes in good faith is not in the best interests of Suburban or which Suburban is required by law or by agreements with third parties to keep confidential.

REGISTRATION RIGHTS

     Pursuant to the terms of the Amended Partnership Agreement and subject to certain limitations described therein, Suburban has agreed to register for resale under the Securities Act of 1933 and applicable state securities laws any Common Units or other securities of Suburban proposed to be sold by the Successor General Partner or any of its affiliates if an exemption from such registration requirements is not otherwise available for such proposed transaction. Suburban is obligated to pay all expenses incidental to such registration, excluding underwriting discounts and commissions.

                                       78
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                          FUTURE UNITHOLDER PROPOSALS

     Suburban expects to hold its next Tri-Annual Meeting in the second calendar quarter of 2000. Any holder of Common Units who intends to submit a proposal for inclusion in the proxy materials for the next Tri-Annual Meeting of Suburban must submit such proposal to the Secretary of Suburban at a reasonable time prior to the time Suburban prints and mails its proxy materials for such Tri-Annual Meeting. In addition, the Partnership Agreement provides, and, if adopted, the Amended Partnership Agreement will provide, that beneficial owners, including groups thereof, of 10% or more of the outstanding units are entitled to nominate one or more individuals to stand for election as Elected Supervisors at a Tri-Annual Meeting by providing written notice thereof to the Board of Supervisors not more than 120 days and not less than 90 days prior to the date of such Tri-Annual Meeting. If such Tri-Annual Meeting is not publicly announced by Suburban at least 100 days prior to the date of such meeting, such notice must be delivered to the Board of Supervisors not later than the close of business on the tenth day following the date on which the date of the Tri-Annual Meeting is announced. The notice of nomination must contain certain information about both the nominee and the unitholder or unitholders making the nomination. A nomination that does not comply with the above procedure will be disregarded. See 'Description of the Amended Partnership Agreements -- Management -- Board of Supervisors.'

                      WHERE YOU CAN FIND MORE INFORMATION

     We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings also are available to the public at the SEC's web site at http://www.sec.gov.

     The SEC allows us to 'incorporate by reference' the information we file with them, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this Proxy Statement, and later information that we file with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below and any future filings we make with the SEC under Sections 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934:

            our Annual Report on Form 10-K for the fiscal year ended September 26, 1998; and

            our Current Report on Form 8-K, filed on December 3, 1998.

     YOU MAY OBTAIN A COPY OF THESE FILINGS, AT NO COST, BY WRITING OR
TELEPHONING:

          SUBURBAN PROPANE PARTNERS, L.P.
          240 ROUTE 10 WEST
          WHIPPANY, NEW JERSEY 07981-0206
          ATTN: INVESTOR RELATIONS
          TEL: (973) 887-5300

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU
WITH DIFFERENT INFORMATION. THIS PROXY STATEMENT IS DATED                , 1999.
YOU SHOULD ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF THAT DATE ONLY. OUR BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

                                       79
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
                             INDEX OF DEFINED TERMS

                                                  TERM                                                     PAGE(S)
--------------------------------------------------------------------------------------------------------   --------
Acquisition Proposal....................................................................................        41
Adjusted 1998...........................................................................................        31
A.G. Edwards............................................................................................        27
Amended Operating Partnership Agreement.................................................................        67
Amended Partnership Agreement...........................................................................        16
Amended Partnership Agreements..........................................................................        67
APUs....................................................................................................         4
Assets..................................................................................................        44
Available Cash..........................................................................................        10
BONY....................................................................................................        48
Capital Surplus.........................................................................................        64
Cause...................................................................................................        68
Closing.................................................................................................         4
Common Unitholders......................................................................................         6
Common Units............................................................................................         4
DCF.....................................................................................................        31
Delaware Act............................................................................................        70
Departing Partner.......................................................................................        73
Distribution Support Agreement..........................................................................         4
EBITDA..................................................................................................        14
Elected Supervisors.....................................................................................         6
Existing Credit Facility................................................................................        48
Financial Services Company..............................................................................        24
Former Affiliated Entities..............................................................................        34
General Partner.........................................................................................         1
General Partner Units...................................................................................        47
GP Default..............................................................................................        49
GP Interest Purchase....................................................................................         4
GP Interest Purchase Agreement..........................................................................         7
GP Interests............................................................................................         4
GP Loan.................................................................................................        49
GP Note.................................................................................................        49
Hanson..................................................................................................        62
hot assets..............................................................................................        37
Incentive Distribution Rights...........................................................................         4
Indemnitees.............................................................................................        77
Initial Common Unit.....................................................................................        64
Initial Unit Price......................................................................................        64
Interim Capital Transactions............................................................................        64
Investment Firm.........................................................................................        23
IT......................................................................................................        59
Letter of Intent........................................................................................        23
Limited Partner.........................................................................................        68
Liquidator..............................................................................................        76
Liquidity Arrangement...................................................................................        15
LTM.....................................................................................................        33
Meeting.................................................................................................         7
Mellon..................................................................................................        48
Millennium..............................................................................................         7
Minimum Quarterly Distribution..........................................................................        10
New Credit Facility.....................................................................................        48

                                       80
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

                                                  TERM                                                     PAGE(S)
--------------------------------------------------------------------------------------------------------   --------
NOAA....................................................................................................        17
non-IT..................................................................................................        59
Operating Partnership...................................................................................         1
Operating Partnership Agreement.........................................................................        48
Operating Surplus.......................................................................................        64
Opinion of Counsel......................................................................................        72
Original Rothschild Opinion.............................................................................        29
outside basis...........................................................................................        37
Partnership Agreement...................................................................................        20
Partnership Agreements..................................................................................        46
Partnerships............................................................................................         1
Predecessor Company.....................................................................................        56
Propane Company A.......................................................................................        22
Propane Company B.......................................................................................        23
Propane Company C.......................................................................................        23
Public Common Unitholders...............................................................................         6
Public Common Units.....................................................................................        20
Quantum.................................................................................................        62
Recapitalization........................................................................................         1
Recapitalization Agreement..............................................................................         7
Record Date.............................................................................................        20
Redemption..............................................................................................        40
Redemption Price........................................................................................        15
Restricted Units........................................................................................        34
Restricted Unit Plan....................................................................................        34
Rothschild..............................................................................................         6
RSPA....................................................................................................        18
RSPA Final Rule.........................................................................................        18
SEC.....................................................................................................        41
Senior Note Agreement...................................................................................        42
Senior Notes............................................................................................         7
Service.................................................................................................        36
Solicitation Agent......................................................................................        21
Special Committee.......................................................................................         2
Special Distribution....................................................................................        40
Subordinated Units......................................................................................         4
Suburban................................................................................................         1
Suburban Comparable Group...............................................................................        32
Successor General Partner...............................................................................         2
Superior Proposal.......................................................................................        41
Target Distribution.....................................................................................        10
Tax Code................................................................................................        36
Updated Rothschild Opinion..............................................................................        29
Y2K.....................................................................................................        59

                                                                         ANNEX A
________________________________________________________________________________

                        SUBURBAN PROPANE PARTNERS, L.P.
                           RECAPITALIZATION AGREEMENT
                                  BY AND AMONG
                        SUBURBAN PROPANE PARTNERS, L.P.,
                            SUBURBAN PROPANE, L.P.,
                           SUBURBAN PROPANE GP, INC.,
                         MILLENNIUM PETROCHEMICALS INC.
                                      AND
                       SUBURBAN ENERGY SERVICES GROUP LLC

                            ------------------------
                         DATED AS OF NOVEMBER 27, 1998
                            ------------------------

________________________________________________________________________________



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                                               TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
                                                    ARTICLE I
          DEFINITIONS.......................................................................................    A-1
          1.01  Defined Terms...............................................................................    A-1

                                                    ARTICLE II
          THE RECAPITALIZATION..............................................................................    A-4
          2.01  Amended Agreements; Termination of Distribution Support Agreement...........................    A-4
                (a)   Amended Agreements....................................................................    A-4
                (b)   Termination of Distribution Support Agreement.........................................    A-4
          2.02  Payment of Special Distribution by Operating Partnership....................................    A-4
          2.03  Redemption..................................................................................    A-4
                (a)   Redemption of Subordinated Units and APUs.............................................    A-4
                (b)   Payment of the Redemption Price.......................................................    A-5
                (c)   Delivery of Redeemed Securities.......................................................    A-5
          2.04  Admission of Successor General Partner to Partnerships; Asset Purchase......................    A-5
                (a)   Admission.............................................................................    A-5
                (b)   Asset Purchase........................................................................    A-5

                                                    ARTICLE III
          CLOSING...........................................................................................    A-5
          3.01  Closing.....................................................................................    A-5

                                                    ARTICLE IV
          REPRESENTATIONS AND WARRANTIES....................................................................    A-5
          4.01  Representations and Warranties of Each of the MLP and the Operating Partnership.............
                                                                                                                A-5
                (a)   Organization, Standing and Power......................................................    A-5
                (b)   Authority; Noncontravention...........................................................    A-5
                (c)   Brokers...............................................................................    A-6
                (d)   Litigation............................................................................    A-6
                (e)   Capitalization........................................................................    A-6
                (f)   Proxy Statement.......................................................................    A-7
                (g)   Financing.............................................................................    A-7
                (h)   Fairness Opinion......................................................................    A-7
          4.02  Representations and Warranties of Each of Millennium and the General Partner................
                                                                                                                A-7
                (a)   Organization, Standing and Power......................................................    A-7
                (b)   Authority; Noncontravention...........................................................    A-7
                (c)   Brokers...............................................................................    A-8
                (d)   Litigation............................................................................    A-8
                (e)   Ownership of Redeemed Securities......................................................    A-8
                (f)   Proxy Statement.......................................................................    A-8
          4.03  Representations and Warranties of the Successor General Partner.............................    A-8
                (a)   Organization, Standing and Power......................................................    A-8
                (b)   Authority; Noncontravention...........................................................    A-8
                (c)   Brokers...............................................................................    A-9
                (d)   Litigation............................................................................    A-9
                (e)   Contemplated Ownership of Successor General Partner...................................    A-9
                (f)   Proxy Statement.......................................................................    A-9

                                                     ARTICLE V
          ADDITIONAL COVENANTS..............................................................................    A-9
          5.01  No Sale, Solicitation or Pledge; Voting of Subordinated Units...............................    A-9
          5.02  Meeting of Holders; Proxy Statement.........................................................   A-11
          5.03  Commercially Reasonable Efforts.............................................................   A-11

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
                                                                                                               PAGE
                                                                                                               ----
          5.04  Consents, Approvals and Filings; Cooperation................................................   A-11
          5.05  Updating of Information.....................................................................   A-11
          5.06  Resignation of Appointed Supervisors........................................................   A-12

                                                    ARTICLE VI
          CONDITIONS PRECEDENT..............................................................................   A-12
          6.01  Conditions to Obligations of Each Party.....................................................   A-12
                (a)   Approval by Unitholders...............................................................   A-12
                (b)   Approval by Note Majority; Amendment of Note Agreement................................   A-12
                (c)   Required Consents.....................................................................   A-12
                (d)   No Injunctions or Restraints; Actions.................................................   A-12
                (e)   Payment of Special Distribution.......................................................   A-12
                (f)   Concurrent Consummation of the Asset Purchase.........................................   A-13
                (g)   Amended Agreements....................................................................   A-13
                (h)   Termination Agreement.................................................................   A-13
                (i)   Opinion of Counsel....................................................................   A-13
                (j)   Resignations of Appointed Supervisors.................................................   A-13
          6.02  Additional Conditions to Obligations of the MLP and the Operating Partnership...............
                                                                                                               A-13
                (a)   Representations and Warranties........................................................   A-13
                (b)   Performance of Obligations............................................................   A-13
                (c)   Officer's Certificates................................................................   A-13
                (d)   Receipt of Proceeds of the Loan.......................................................   A-13
                (e)   Delivery of Redeemed Securities.......................................................   A-13
                (f)   Millennium, General Partner and Successor General Partner Certified Resolutions and
                        Incumbency Certificates.............................................................   A-13
                (g)   Fairness Opinion......................................................................   A-13
                (h)   No Withdrawal of Recommendation by Special Committee..................................   A-13
          6.03  Additional Conditions to Obligations of Each of Millennium and the General Partner..........
                                                                                                               A-14
                (a)   Representations and Warranties........................................................   A-14
                (b)   Performance of Obligations............................................................   A-14
                (c)   Officer's Certificates................................................................   A-14
                (d)   Redemption Price......................................................................   A-14
                (e)   MLP, Operating Partnership and Successor General Partner Certified Resolutions and
                        Incumbency Certificates.............................................................   A-14
          6.04  Additional Conditions to Obligations of the Successor General Partner.......................   A-14
                (a)   Representations and Warranties........................................................   A-14
                (b)   Performance of Obligations............................................................   A-14
                (c)   Officer's Certificates................................................................   A-14
                (d)   MLP, Operating Partnership, Millennium and General Partner Certified Resolutions and
                        Incumbency Certificates.............................................................   A-14

                                                    ARTICLE VII
          TERMINATION, AMENDMENT AND WAIVER.................................................................   A-15
          7.01  Termination.................................................................................   A-15
          7.02  Effect of Termination.......................................................................   A-15
          7.03  Amendment...................................................................................   A-16
          7.04  Extension; Waiver...........................................................................   A-16
          7.05  Procedure for Termination, Amendment, Extension or Waiver by the MLP........................   A-16
          7.06  Termination Fees; Expense Reimbursement.....................................................   A-16
                (a)   Section 7.01(c) Termination Fee or Expense Reimbursement..............................   A-16
                (b)   Section 7.01(d) Termination Fee.......................................................   A-16
                (c)   Liquidated Damages....................................................................   A-16
          7.07  Extension Fee...............................................................................   A-16

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                                                   ARTICLE VIII
          GENERAL PROVISIONS................................................................................   A-17
          8.01  Survival of Representations and Warranties..................................................   A-17
          8.02  Fees and Expenses...........................................................................   A-17
          8.03  Notices.....................................................................................   A-17
          8.04  Interpretation..............................................................................   A-18
          8.05  Counterparts................................................................................   A-18
          8.06  Entire Agreement; No Third-Party Beneficiaries; Contribution, Conveyance and Assumption
                Agreement...................................................................................   A-18
          8.07  Governing Law...............................................................................   A-18
          8.08  Assignment..................................................................................   A-18
          8.09  Enforcement; Severability...................................................................   A-18
          8.10  Further Assurances..........................................................................   A-18
          8.11  Public Announcements........................................................................   A-18

                                                     SCHEDULES

Schedule 2.01(a)   -- Amended Agreements
Schedule 4.01(b)   -- MLP Consents
Schedule 4.01(e)   -- Plan Units
Schedule 4.02(b)   -- General Partner/Millennium Consents
Schedule 4.03(b)   -- Successor General Partner Consents
Schedule 4.03(e)   -- Contemplated Ownership of Successor General Partner
Schedule 6.01(c)   -- Required Consents

                                                    EXHIBITS

Exhibit A   -- Form of Purchase Agreement
Exhibit B   -- Form of Termination Agreement

                                                      iii



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                        SUBURBAN PROPANE PARTNERS, L.P.
                           RECAPITALIZATION AGREEMENT

     RECAPITALIZATION AGREEMENT dated as of November 27, 1998 by and among: (i) SUBURBAN PROPANE PARTNERS, L.P., a Delaware limited partnership (the 'MLP');
(ii) SUBURBAN PROPANE, L.P., a Delaware limited partnership of which the MLP is the sole limited partner (the 'Operating Partnership'); (iii) SUBURBAN PROPANE GP, INC., a Delaware corporation which is the general partner of the MLP and the general partner of the Operating Partnership (collectively in such capacities, the 'General Partner'); (iv) MILLENNIUM PETROCHEMICALS INC., a Virginia corporation and the sole stockholder of the General Partner ('Millennium'); and
(v) SUBURBAN ENERGY SERVICES GROUP LLC, a Delaware limited liability company (the 'Successor General Partner'). Capitalized terms used herein but not defined where used have the meanings assigned to such terms in Article I.

                              W I T N E S S E T H:

     WHEREAS, as of the date hereof, 7,163,750 Subordinated Units and 220,000 APUs of the MLP are outstanding, all of which are owned of record and beneficially by the General Partner;

     WHEREAS, the Board of Supervisors, upon the unanimous recommendation of the Special Committee, has determined that it is in the best interests of the holders of Common Units to effect, and accordingly has unanimously approved, a recapitalization of the MLP, which recapitalization includes a redemption by the MLP from the General Partner of all of the outstanding Subordinated Units and APUs (the 'Redemption') and the other transactions contemplated in Article II (the Redemption and such other transactions, collectively, the 'Recapitalization'), upon the terms and subject to the conditions set forth herein;

     WHEREAS, the Operating Partnership has obtained a commitment letter dated October 30, 1998 (the 'Commitment Letter') from The Bank of New York (the 'Lender'), pursuant to which the Lender has agreed, upon the terms and subject to the conditions set forth therein, to underwrite a $150 million senior secured credit facility under which the Operating Partnership would borrow an amount (the 'Loan') to be used, together with other available cash resources, to finance the Redemption and certain expenses of the Recapitalization;

     WHEREAS, concurrently with the execution and delivery of this Agreement, Millennium, the General Partner and the Successor General Partner are entering into a Purchase Agreement substantially in the form of Exhibit A attached hereto (the 'Purchase Agreement'), pursuant to which, among other things, the General Partner is selling to the Successor General Partner, and the Successor General Partner is purchasing from the General Partner, all of the General Partner's right, title and interest (i) as a general partner of the MLP, (ii) in and to the Incentive Distribution Rights held by the General Partner pursuant to the Partnership Agreement and (iii) as a general partner in the Operating Partnership (collectively, the 'Assets'), and the Successor General Partner is assuming certain specified liabilities in connection therewith (the 'Asset Purchase'), upon the terms and subject to the conditions therein;

     WHEREAS, concurrently with the consummation of the Recapitalization, the Partnership Agreements will be amended and restated to permit and effect the Recapitalization and the Asset Purchase; and

     WHEREAS, the parties hereto wish to establish the terms and conditions under which the Recapitalization shall occur;

     NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth below, the parties hereto agree as follows:

                                   ARTICLE I.
                                  DEFINITIONS

     1.01 Defined Terms. Unless the context otherwise requires, the following capitalized terms, as used herein, shall have the following meanings:

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
     'APU Guarantor' has the meaning set forth in the Distribution Support Agreement.

     'APUs' has the meaning set forth in the Partnership Agreement.

     'Acquisition Proposal' has the meaning set forth in Section 5.01(a).

     'Affiliate' of any specified Person means any other Person directly or indirectly controlling, controlled by, or under common control with, such specified Person; provided that the Partnerships, Equistar Chemicals, LP and their respective Subsidiaries, officers and employees shall not be considered Affiliates of the General Partner for purposes of this Agreement. For purposes of this definition of Affiliate, 'control' means the possession, direct or indirect, of the power to direct or cause the direction of the management of the policies of a Person, whether through the ownership of voting securities, by contract or otherwise; 'controlling' and 'controlled' have corollary meanings.

     'Agreement' means this Recapitalization Agreement, as amended, modified or supplemented from time to time.

     'Amended Agreements' means, collectively, the Amended Partnership Agreement and the Amended Operating Partnership Agreement.

     'Amended Operating Partnership Agreement' means the Second Amended and Restated Partnership Agreement of the Operating Partnership, to be entered into by the parties thereto (which shall not include the General Partner) in a form to permit and effect the Recapitalization as agreed to by the Elected Supervisors and the Successor General Partner.

     'Amended Partnership Agreement' means the Second Amended and Restated Partnership Agreement of the MLP, to be entered into by the parties thereto (which shall not include the General Partner) in a form to permit and effect the Recapitalization as agreed to by the Elected Supervisors and the Successor General Partner.

     'Appointed Supervisors' has the meaning set forth in the Partnership Agreement.

     'Asset Purchase' has the meaning set forth in the recitals of this Agreement.

     'Assets' has the meaning set forth in the recitals of this Agreement.

     'Board of Supervisors' has the meaning set forth in the Partnership Agreement.

     'Certificates' has the meaning set forth in Section 2.03(b).

     'Closing' has the meaning set forth in Section 3.01.

     'Commitment Letter' has the meaning set forth in the recitals of this Agreement.

     'Common Units' has the meaning set forth in the Partnership Agreement.

     'Contribution, Conveyance and Assumption Agreement' means the Contribution, Conveyance and Assumption Agreement dated as of March 4, 1996 by and among the MLP, the Operating Partnership, Quantum Chemical Corporation, the General Partner and Suburban Propane Inc.

     'Delaware LP Act' has the meaning set forth in Section 4.01(a).

     'Departing Partner' has the meaning set forth in the Partnership Agreement.

     'Distribution Support Agreement' means the Distribution Support Agreement dated as of March 5, 1996 among the General Partner, Millennium America Inc. (formerly Hanson America Inc.) and the MLP.

     'Elected Supervisors' has the meaning set forth in the Partnership
Agreement.

     'Exchange Act' has the meaning set forth in Section 4.01(b).

     'Fairness Opinion' has the meaning set forth in Section 4.01(h).

     'General Partner' has the meaning set forth in the preamble of this Agreement.

     'Governmental Entity' has the meaning set forth in Section 4.01(b).

     'Incentive Distribution Rights' has the meaning set forth in the Partnership Agreement.

     'Laws' has the meaning set forth in Section 4.01(b).

     'Lender' has the meaning set forth in the recitals of this Agreement.

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     'Liens' means any and all liens, mortgages, claims, charges, pledges, licenses, leases, easements, rights of first offer or first refusal, restrictions under any stockholders' or similar agreement, voting trusts or voting agreements or encumbrances of any kind whatsoever.

     'Loan' has the meaning set forth in the recitals of this Agreement.

     'Material Adverse Effect' means, with respect to any Person, a material adverse effect on the assets, properties, liabilities, business, results of operations or condition (financial or otherwise) of such Person and its Subsidiaries, taken as a whole.

     'Meeting' has the meaning set forth in Section 5.02.

     'Millennium' has the meaning set forth in the preamble of this Agreement.

     'MLP' has the meaning set forth in the preamble of this Agreement.

     'Note Agreement' means the Note Agreement dated as of February 28, 1996, as amended, relating to the issuance by the Operating Partnership of $425 million aggregate original principal amount of 7.54% Senior Notes Due June 30, 2011 (the 'Notes').

     'Note Majority' means the approval of the holders of at least 51% of the aggregate principal amount of the Notes.

     'Operating Partnership' has the meaning set forth in the preamble of this Agreement.

     'Operating Partnership Agreement' means the Amended and Restated Agreement of Limited Partnership of Suburban Propane, L.P. dated as of March 4, 1996 by and among the General Partner, as general partner, and the MLP, as limited partner, as in effect immediately prior to the Closing.

     'Orders' has the meaning set forth in Section 4.01(b).

     'Outstanding' has the meaning set forth in the Partnership Agreement.

     'Partner' has the meaning set forth in the Partnership Agreement.

     'Partnership Agreement' means the Amended and Restated Agreement of Limited Partnership of Suburban Propane Partners, L.P. dated as of March 4, 1996 by and among the General Partner, the MLP's organizational limited partner and each other Person which is a partner in the MLP, as in effect immediately prior to the Closing.

     'Partnership Agreements' means, collectively, the Partnership Agreement and the Operating Partnership Agreement.

     'Partnerships' means, collectively, the MLP and the Operating Partnership.

     'Person' means an individual, partnership, limited liability company, joint venture, corporation, trust, unincorporated association, any other entity, or a government or any department or agency or other unit thereof.

     'Plan Units' has the meaning set forth in Section 4.01(e).

     'Proxy Statement' has the meaning set forth in Section 4.01(f).

     'Public Common Units' means all Outstanding Common Units, other than those held by the General Partner and its Affiliates and the Successor General Partner and its Affiliates.

     'Purchase Agreement' has the meaning set forth in the recitals of this Agreement.

     'Recapitalization' has the meaning set forth in the recitals of this Agreement.

     'Redeemed Securities' has the meaning set forth in Section 2.03(a).

     'Redemption' has the meaning set forth in the preamble of this Agreement.

     'Redemption Price' has the meaning set forth in Section 2.03(a).

     'SEC' has the meaning set forth in Section 4.01(b).

     'Special Committee' means a special committee of the Board of Supervisors established to evaluate the Recapitalization consisting of the Elected Supervisors, John Hoyt Stookey, Harold R. Logan, Jr. and Dudley C. Mecum.

     'Special Distribution' has the meaning set forth in Section 2.02.

     'Subordinated Units' has the meaning set forth in the Partnership
Agreement.

     'Subsidiary' means, with respect to any specified Person, any corporation or other legal entity of which such Person or any of its Subsidiaries Controls or owns, directly or indirectly, more than 50% of the stock or other equity interests entitled to vote on the election of the members to the board of directors or similar governing body.

     'Successor General Partner' has the meaning set forth in the preamble of this Agreement.

     'Superior Proposal' has the meaning set forth in Section 5.01(a).

     'Termination Agreement' has the meaning set forth in Section 2.01(b).

     'Transaction Expenses' means any and all costs and expenses of the Partnerships incident to the preparation, negotiation and execution and delivery of this Agreement, the credit agreement to be entered into by the Operating Partnership pursuant to the Commitment Letter or otherwise in connection with the financing of the Redemption, the Proxy Statement and the agreements and other documents or instruments to be entered into pursuant to this Agreement and the consummation of the transactions contemplated hereby and thereby.

     'Unit Majority' has the meaning set forth in the Partnership Agreement.

                                  ARTICLE II.
                              THE RECAPITALIZATION

     2.01 Amended Agreements; Termination of Distribution Support Agreement.

     (a) Amended Agreements. At the Closing, the Amended Partnership Agreement and the Amended Operating Partnership Agreement shall be entered into by the parties thereto. Other than in its capacity as a Departing Partner, from and after the Closing, the General Partner shall not have any obligation or liability under the Amended Partnership Agreement or the Amended Operating Partnership Agreement. The Amended Partnership Agreement, among other things, shall effect the amendments set forth in Schedule 2.01(a) attached hereto and such other amendments as the Elected Supervisors and the Successor General Partner together shall deem necessary or desirable.

     (b) Termination of Distribution Support Agreement. At the Closing, the parties to the Distribution Support Agreement shall enter into a letter substantially in the form of Exhibit B attached hereto terminating the Distribution Support Agreement and the rights and obligations of the parties thereto thereunder (the 'Termination Agreement').

     2.02 Payment of Special Distribution by Operating Partnership. At the Closing and pursuant to the Amended Operating Partnership Agreement, the Operating Partnership shall make a special distribution to the MLP, as limited partner of the Operating Partnership, or shall make a loan to the MLP, out of the proceeds of the Loan and other available cash resources, in an amount sufficient for the MLP to pay the Redemption Price and to pay any and all Transaction Expenses not paid by the Operating Partnership (the 'Special Distribution').

     2.03 Redemption.

     (a) Redemption of Subordinated Units and APUs. At the Closing, upon the terms and subject to the conditions set forth in this Agreement, the MLP shall redeem all 7,163,750 Subordinated Units and all 220,000 APUs and any additional APUs purchased or to be purchased as described in the last sentence of this paragraph (a) (such APUs and Subordinated Units together, the 'Redeemed Securities') for an aggregate cash payment of $69 million (as adjusted as described below in this paragraph (a), the 'Redemption Price'). The Redemption Price shall be reduced dollar-for-dollar based on the amount of any and all distributions pursuant to Section 6.4 or Section 6.5 of the Partnership Agreement on the Subordinated Units or the APUs on or after the date of this Agreement but prior to the Closing. In addition, the Redemption Price shall be increased dollar-for-dollar based on the amount of any and all contributions to the MLP that the General Partner (or the APU Guarantor) may be obligated to make in exchange for additional APUs pursuant to the Distribution Support Agreement on or after the date of this Agreement but prior to the Closing.

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     (b) Payment of the Redemption Price. The Redemption Price shall be payable against delivery to the MLP of the certificate(s) representing the Redeemed Securities (the 'Certificates') by wire transfer of immediately available funds into an account designated by the General Partner to the MLP in writing prior to the Closing.

     (c) Delivery of Redeemed Securities. At the Closing, and against payment of the Redemption Price, the General Partner shall deliver to the MLP the Certificate(s) registered in the General Partner's name against payment of the Redemption Price, duly endorsed in blank or accompanied by transfer powers duly executed in blank and otherwise in proper form for transfer, with any required transfer stamps affixed thereto.

     2.04 Admission of Successor General Partner to Partnerships; Asset
Purchase.

     (a) Admission. At the Closing, but immediately prior to the consummation of the Asset Purchase, the Successor General Partner shall be admitted to the MLP as a general partner in accordance with Sections 4.6 and 10.3 of the Partnership Agreement, and also shall be admitted to the Operating Partnership as a general partner in accordance with Sections 4.2 and 10.3 of the Operating Partnership Agreement, and shall assume the rights and duties of the General Partner under the Partnership Agreements in accordance therewith.

     (b) Asset Purchase. At the Closing, upon the terms and subject to the conditions set forth in the Purchase Agreement, the General Partner and the Successor General Partner shall consummate the Asset Purchase upon the terms and conditions set forth in the Purchase Agreement.

                                  ARTICLE III.
                                    CLOSING

     3.01 Closing. Unless this Agreement shall have been terminated and the transactions contemplated herein shall have been abandoned pursuant to Section 7.01, and subject to the satisfaction or waiver of the conditions set forth in
Article VI, the closing of the Recapitalization (the 'Closing') shall take place at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, NY 10153 at 10:00 A.M. on the first business day following the date on which the last of the conditions to be fulfilled or waived set forth in Article VI shall be fulfilled or waived in accordance with this Agreement, unless another date, time or place is agreed to in writing by the parties hereto.

                                  ARTICLE IV.
                         REPRESENTATIONS AND WARRANTIES

     4.01 Representations and Warranties of Each of the MLP and the Operating Partnership. Each of the MLP and the Operating Partnership, jointly and severally, hereby represents and warrants to each of the General Partner, Millennium and the Successor General Partner that:

          (a) Organization, Standing and Power. It is a limited partnership duly organized, validly existing and in good standing under the Delaware Revised Uniform Limited Partnership Act (as amended, modified or supplemented from time to time, the 'Delaware LP Act') and has the requisite limited partnership power and authority to carry on its business as now being conducted.

          (b) Authority; Noncontravention. It has all requisite limited partnership power and authority to enter into this Agreement and, subject to the approval of a Unit Majority, to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by it and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary partnership action on its part, subject to the approval of a Unit Majority. This Agreement has been duly executed and delivered by it and, assuming this Agreement constitutes the valid and binding agreement of each of the other parties hereto, constitutes a valid and binding obligation of it, enforceable against it in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to or affecting creditors' rights and remedies generally. The execution and delivery by it of this Agreement do not, and the consummation by it of the transactions contemplated by this Agreement and compliance by it with the provisions hereof as of the Closing will not, (i) subject to

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
     the approval of a Unit Majority, conflict with any of the provisions of the Partnership Agreements or the Certificate of Limited Partnership of the MLP or the Certificate of Limited Partnership of the Operating Partnership,
     (ii) subject to the approval of the Note Majority and the governmental filings and other matters referred to in the following sentence, conflict with or require the consent of any Person under any indenture or other agreement, permit, concession, franchise, license or similar instrument or undertaking to which it or any of its Subsidiaries is a party or by which it or any of its Subsidiaries or any of their assets is bound, except as set forth in Schedule 4.01(b) attached hereto, or (iii) subject to the governmental filings and other matters referred to in the following sentence, contravene any law, rule or regulation of any state or of the United States or any political subdivision or agency thereof or therein (collectively, 'Laws'), or any order, writ, judgment, injunction, decree, determination or award (collectively, 'Orders') currently in effect and binding on it or any of its Subsidiaries, the conflict, breach, default or contravention of which, in the case of clauses (ii) and (iii) above, individually or in the aggregate, would have, or is reasonably likely to have, a Material Adverse Effect on the MLP. No consent, approval or authorization of, or declaration or filing with, or notice to, any governmental agency, regulatory authority or court (a 'Governmental Entity') that has not been received or made as of the date hereof is required by it or any of its Subsidiaries in connection with the execution and delivery by it of this Agreement or the consummation by it of the transactions contemplated hereby, except for (A) the filing with the Securities and Exchange Commission (the 'SEC') of such reports and statements under the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), as may be required in connection with this Agreement and the transactions contemplated by this Agreement, (B) the filings of any amendments to the Certificate of Limited Partnership of the MLP and the Certificate of Limited Partnership of the Operating Partnership under the Delaware LP Act in connection with this Agreement and the transactions contemplated by this Agreement, (C) such other consents, approvals, authorizations, filings or notices as are set forth in Schedule 4.01(b) attached hereto and (D) any filings, authorizations, consents or approvals the failure to make or obtain which, individually or in the aggregate, would not have a Material Adverse Effect on the MLP.

          (c) Brokers. No broker, investment banker, financial advisor or other Person is entitled to receive from the MLP or the Operating Partnership any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement, other than Rothschild Inc., financial advisor to the Special Committee. The fees and expenses of Rothschild Inc. shall be paid by the MLP. The MLP and the Operating Partnership jointly and severally shall indemnify and hold harmless the other parties to this Agreement from and against any liability incurred by such parties (including the fees, disbursements and related charges of counsel) arising out of any claim by a broker, finder, financial advisor or similar intermediary for any fee, commission or other compensation as a result of the MLP or the Operating Partnership entering into this Agreement and/or consummating the transactions contemplated by this Agreement.

          (d) Litigation. As of the date hereof, there is no suit, claim, action, Order or proceeding (at law or in equity) or, to the knowledge of the MLP or the Operating Partnership, investigation pending or, to the knowledge of the MLP or the Operating Partnership, threatened against the MLP or the Operating Partnership or any of their Subsidiaries before any Governmental Entity seeking to prevent or challenging the transactions contemplated by this Agreement.

          (e) Capitalization. As of the date hereof, there are (i) 21,562,500 Common Units issued and outstanding, (ii) 7,163,759 Subordinated Units issued and outstanding, all of which are held of record by the General Partner, and (iii) 220,000 APUs issued and outstanding, all of which are held of record by the General Partner. As of the date hereof, the capitalization of the Operating Partnership consists of (i) a 1.0101% general partner interest held of record by the General Partner, (ii) a 98.9899% limited partner interest, all right, title and interest to and in which is held by the MLP and (iii) the Incentive Distribution Rights, all of which are held of record by the General Partner. Except as set forth above in this Section 4.01(e) and except for the rights to receive Common Units and the Common Units issued and issuable pursuant to the Suburban Propane Partners, L.P. 1996 Restricted Unit Plan (collectively, the 'Plan Units'), as of the date hereof there

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
     are not any, and immediately prior to the Closing there will not be any,
     (i) equity securities or other equity interests of the Partnerships issued by the Partnerships and (ii) other securities of the Partnerships issued by the Partnerships that are convertible into or exchangeable or exercisable for any such equity securities or other equity interests of the Partnerships. Except for the Plan Units, there are no outstanding options, warrants, subscriptions or other rights of any kind issued or issuable by the Partnerships giving the holder thereof the right to acquire, and the Partnerships are not obligated to issue, transfer or sell, any equity securities or other equity interests of the Partnerships or other securities of the Partnerships convertible into or exchangeable or exercisable for any such equity securities or other equity interests of the Partnerships. The Partnerships are not party to any agreement or understanding with respect to the voting of any securities or other equity interests of the Partnerships, other than the Partnership Agreements.
     Schedule 4.01(e) attached hereto lists the number and the owners of the issued and outstanding Plan Units as of the date hereof.

          (f) Proxy Statement. None of the information relating to it and its Affiliates provided by it (other than any provided by the General Partner and Millennium) for inclusion in the Proxy Statement on Schedule 14A under the Exchange Act to be filed by the MLP with the SEC and to be used in soliciting proxies from the holders of Common Units with respect to the Recapitalization (together with the letter to holders, notice of meeting and form of proxy or other related materials, the 'Proxy Statement'), at the time it is filed with the SEC, at any time it is amended or supplemented, at the time it is mailed and at the time of the Meeting, will contain any untrue statement of a material fact, or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

          (g) Financing. The Operating Partnership has entered into the Commitment Letter with the Lender.

          (h) Fairness Opinion. The Special Committee has received the written opinion of Rothschild Inc. to the effect that, as of the date thereof, the Recapitalization is fair, from a financial point of view, to the holders of the Public Common Units (the 'Fairness Opinion').

     4.02 Representations and Warranties of Each of Millennium and the General Partner. Each of Millennium and the General Partner, jointly and severally, hereby represents and warrants to each of the MLP, the Operating Partnership and the Successor General Partner that:

          (a) Organization, Standing and Power. It is a corporation duly organized, validly existing and in good standing under its jurisdiction of incorporation and has the requisite corporate power and authority to carry on its business as now being conducted.

          (b) Authority; Noncontravention. It has all requisite corporate power and authority to enter into this Agreement and, subject to the approval of a Unit Majority, to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by it and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on its part and on the part of its stockholders. This Agreement has been duly executed and delivered by it and, assuming this Agreement constitutes the valid and binding agreement of each of the other parties hereto, constitutes a valid and binding obligation of it, enforceable against it in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to or affecting creditors' rights and remedies generally. The execution and delivery by it of this Agreement do not, and the consummation by it of the transactions contemplated by this Agreement and compliance by it with the provisions hereof as of the Closing will not, (i) conflict with any of the provisions of its certificate of incorporation or by-laws, (ii) subject to the governmental filings and other matters referred to in the following sentence, conflict with or require the consent of any Person under any indenture or other agreement, permit, concession, franchise, license or similar instrument or undertaking to which it or any of its Affiliates is a party or by which it or any of its Affiliates or any of its or their assets are bound, except any such indenture or other agreement, permit, concession, franchise, license or similar instrument or undertaking entered into by the General Partner on behalf of either of the Partnerships acting in its capacity as general partner thereof and except as set forth in
     Schedule 4.02(b) attached hereto, or (iii) subject to the governmental filings and other

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
     matters referred to in the following sentence, contravene any Law or any Order currently in effect and binding on it or any of its Affiliates, the conflict, breach, default or contravention of which, in the case of clauses
     (ii) and (iii) above, individually or in the aggregate, would have, or is reasonably likely to have, a Material Adverse Effect on it. No consent, approval or authorization of, or declaration or filing with, or notice to, any Governmental Entity that has not been received or made as of the date hereof is required by or with respect to it or any of its Affiliates in connection with the execution and delivery by it of this Agreement or the consummation by it of the transactions contemplated hereby, except for (A) such consents, approvals, authorizations, filings or notices as are set forth in Schedule 4.02(b) attached hereto and (B) any filings, authorizations, consents or approvals the failure to make or obtain which, individually or in the aggregate, would not have a Material Adverse Effect on the General Partner.

          (c) Brokers. No broker, investment banker, financial advisor or other Person is entitled to receive from Millennium, the General Partner or any of their respective Affiliates any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement. Millennium and the General Partner jointly and severally shall indemnify and hold harmless the other parties to this Agreement from and against any liability incurred by such parties (including the fees, disbursements and related charges of counsel) arising out of any claim by a broker, finder, financial advisor or similar intermediary for any fee, commission or other compensation as a result of Millennium and/or the General Partner entering into this Agreement and/or consummating the transactions contemplated by this Agreement.

          (d) Litigation. As of the date hereof, there is no suit, claim, action, Order or proceeding (at law or in equity) or, to the knowledge of Millennium or the General Partner, investigation pending or, to the knowledge of Millennium or the General Partner, threatened against the General Partner or any of its Affiliates before any Governmental Entity seeking to prevent or challenging the transactions contemplated by this Agreement.

          (e) Ownership of Redeemed Securities. The General Partner is, and as of the Closing will be, the sole record and beneficial owner of the Redeemed Securities, free and clear of any Liens, other than pursuant to the Partnership Agreements and, immediately prior to the Closing but not upon the Closing, the Distribution Support Agreement. At the Closing, the MLP will receive good and valid title to the Redeemed Securities, free and clear of all Liens.

          (f) Proxy Statement. None of the information relating to the General Partner, Millennium or their respective Affiliates provided in writing by Millennium or the General Partner for inclusion in the Proxy Statement, at the time it is filed with the SEC, at any time it is amended or supplemented, at the time it is mailed and at the time of the Meeting, will contain any untrue statement of a material fact, or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     4.03 Representations and Warranties of the Successor General Partner. The Successor General Partner hereby represents and warrants to each of the MLP, the Operating Partnership, Millennium and the General Partner that:

          (a) Organization, Standing and Power. It is a limited liability company duly organized, validly existing and in good standing under the Delaware Limited Liability Company Act and has the requisite limited liability company power and authority to carry on its business as now being conducted.

          (b) Authority; Noncontravention. It has all requisite limited liability company power and authority to enter into this Agreement and, subject to the approval of a Unit Majority, to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by it and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on its part and on the part of its members. This Agreement has been duly executed and delivered by it and, assuming this Agreement constitutes the valid and binding agreement of each of the other parties hereto, constitutes a valid and binding obligation of it, enforceable against it in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to or affecting creditors' rights and remedies generally. The execution and delivery by it of this Agreement do not, and the consummation by it of the transactions contemplated by this Agreement and compliance by it with the provisions hereof as of the Closing will not, (i) conflict with any of the provisions of its certificate of formation or limited liability company or operating agreement, (ii) subject to the governmental filings and other matters referred to in the following sentence and subject to the approval of a Unit Majority, conflict with or require the consent of any Person under any indenture or other agreement, permit, concession, franchise, license or similar instrument or undertaking to which it or any of its Affiliates is a party or by which it or any of its Affiliates or any of its or their assets are bound, except as set forth in Schedule 4.03(b) attached hereto, or
     (iii) subject to the governmental filings and other matters referred to in the following sentence, contravene any Law or any Order currently in effect and binding on it or any of its Affiliates, the conflict, breach, default or contravention of which, in the case of clauses (ii) and (iii) above, individually or in the aggregate, would have, or is reasonably likely to have, a Material Adverse Effect on it. No consent, approval or authorization of, or declaration or filing with, or notice to, any Governmental Entity that has not been received or made as of the date hereof is required by or with respect to it or any of its Affiliates in connection with the execution and delivery by it of this Agreement or the consummation by it of the transactions contemplated hereby, except for (A) such consents, approvals, authorizations, filings or notices as are set forth in Schedule 4.03(b) attached hereto and (B) any filings, authorizations, consents or approvals the failure to make or obtain which, individually or in the aggregate, would not have a Material Adverse Effect on it.

          (c) Brokers. No broker, investment banker, financial advisor or other Person is entitled to receive from the Successor General Partner any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement. The Successor General Partner shall indemnify and hold harmless the other parties to this Agreement from and against any liability incurred by such parties (including the fees, disbursements and related charges of counsel) arising out of any claim by a broker, finder, financial advisor or similar intermediary for any fee, commission or other compensation as a result of the Successor General Partner entering into this Agreement and/or consummating the transactions contemplated by this Agreement.

          (d) Litigation. As of the date hereof, there is no suit, claim, action, Order or proceeding (at law or in equity) or, to the knowledge of the Successor General Partner, investigation pending or, to the knowledge of the Successor General Partner, threatened against the Successor General Partner or any of its Affiliates before any court or governmental or regulatory authority or body seeking to prevent or challenging the transactions contemplated by this Agreement.

          (e) Contemplated Ownership of Successor General Partner. Schedule 4.03(e) attached hereto sets forth a list of the Persons who, as of the date hereof, are contemplated to be the owners of a majority of its membership interests as of the Closing.

          (f) Proxy Statement. None of the information relating to the Successor General Partner or its Affiliates provided in writing by the Successor General Partner for inclusion in the Proxy Statement, at the time it is filed with the SEC, at any time it is amended or supplemented, at the time it is mailed and at the time of the Meeting, will contain any untrue statement of a material fact, or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                                   ARTICLE V.
                              ADDITIONAL COVENANTS

     5.01 No Sale, Solicitation or Pledge; Voting of Subordinated Units. (a) From the date hereof until the earlier of the Closing and the termination of this Agreement pursuant to Section 7.01, Millennium shall cause the General Partner to, and the General Partner shall, (i) keep the Redeemed Securities registered in the General Partner's name and not sell, lease, transfer, pledge, grant any right of any kind with respect to, cause to be suffered any Lien on or otherwise encumber or dispose of, directly or indirectly, all or any portion of any of the Redeemed Securities or the Assets, and (ii) not merge, consolidate or enter into any share exchange, recapitalization, business combination or similar transaction with any other Person (any of the transactions referred to in the foregoing clauses (i) and (ii), other than the transactions contemplated by this Agreement, an 'Acquisition Proposal'). In addition, from the date hereof until the earlier of the Closing and the termination of this Agreement pursuant to Section 7.01, Millennium shall cause the General Partner not to, and the General Partner shall not, and each of Millennium and the General Partner shall not permit or authorize any of its Affiliates or its or any of its Affiliates' respective directors, officers, employees, agents or other representatives (including legal and financial advisors) to, directly or indirectly, (i) solicit, initiate or encourage the submission of any Acquisition Proposal or (ii) participate in any discussions or negotiations regarding, or furnish to any Person any information with respect to, or take any other action to facilitate, any Acquisition Proposal or any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal; provided, however, that nothing contained in this Section 5.01(a) shall prohibit the General Partner's Board of Directors from furnishing information to, or entering into discussions or negotiations with, any Person that makes an unsolicited bona fide written Acquisition Proposal (which shall be for cash only and, if such proposal is subject to a financing condition, shall be accompanied by a commitment letter from a reputable bank or other financial institution to provide such financing which contains conditions no less favorable to the borrower in all material respects as those set forth in the Commitment Letter) if, and only to the extent that, (A) the mailing of the Proxy Statement shall not have occurred, (B) the General Partner's Board of Directors determines in good faith that such Acquisition Proposal, if accepted, is reasonably likely to be consummated taking into account all legal, financial, regulatory and other aspects of the proposal and the Person making the proposal, and has determined in good faith that such unsolicited bona fide written Acquisition Proposal would, if consummated, result in a transaction more favorable to Millennium and the General Partner from a financial point of view, after taking into account the termination fee required to be paid by Millennium to the MLP pursuant to Section 7.06(b) and after taking into account the termination of the General Partner's and Millennium's obligations under the Distribution Support Agreement, than the Recapitalization (any such more favorable Acquisition Proposal being referred to herein as a 'Superior Proposal'), and (C) prior to taking such action, the General Partner
(x) provides reasonable notice to the Elected Supervisors and the Successor General Partner to the effect that it is taking such action and (y) receives from such Person an executed confidentiality agreement in reasonably customary form and in any event containing terms in all material respects at least as stringent as those contained in any confidentiality agreement between the General Partner and any Person which made an Acquisition Proposal in the year of the date of this Agreement. Prior to providing any information to or entering into discussions or negotiations with any Person to pursue an Acquisition Proposal as permitted pursuant to the proviso of the immediately preceding sentence, the General Partner shall notify the Elected Supervisors and the Successor General Partner of such Acquisition Proposal (including, without limitation, the material terms and conditions thereof and the identity of the Person making it) as promptly as practicable (but in no case later than 3 business days) after its receipt thereof, and shall provide the Elected Supervisors and the Successor General Partner with a copy of any written Acquisition Proposal or amendments or supplements thereto, and shall thereafter inform each of the Elected Supervisors and the Successor General Partner on a prompt basis of the status of any discussions or negotiations with such a third party, and any material changes to the terms and conditions of such Acquisition Proposal, and shall promptly give the Elected Supervisors and the Successor General Partner a copy of any information delivered to such Person which has not previously been reviewed by the Elected Supervisors and the Successor General Partner. Immediately after the execution and delivery of this Agreement, each of Millennium and the General Partner shall, and shall cause their Affiliates and the respective officers, directors, employees, investment bankers, attorneys, accountants and other agents of either of them and their Affiliates to, cease and terminate any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any possible Acquisition Proposal.

     (b) At the Meeting, Millennium shall cause the General Partner to, and the General Partner shall, vote all Subordinated Units entitled to vote in favor of the Recapitalization and all of the other transactions contemplated by this Agreement.

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
     5.02 Meeting of Holders; Proxy Statement. (a) The MLP shall take all action necessary in accordance with applicable Law, the rules of any applicable stock exchange and the Partnership Agreement to convene a meeting of the holders of Common Units and, to the extent entitled to vote, the holders of the Subordinated Units to consider and vote upon the approval of the Recapitalization and such other matters as may be necessary to effectuate the transactions contemplated by this Agreement (the 'Meeting'). The Board of Supervisors shall, subject to the fiduciary duties of the members thereof to the MLP and the limited partners of the MLP, recommend such approval in the Proxy Statement and take all lawful action to solicit such approval.

     (b) As soon as practicable after the date hereof, the MLP shall (i) cause to be prepared and filed with the SEC the Proxy Statement and any amendments or supplements thereto as required under the Exchange Act, (ii) obtain and furnish the information required to be included therein under the Exchange Act, (iii) after consultation with the General Partner and the Successor General Partner, furnish copies of and respond promptly to any comments made by the SEC with respect to the Proxy Statement, and (iv) cause the Proxy Statement to be cleared for mailing by the SEC and to be mailed to the holders of Common Units at the earliest practicable date. The Proxy Statement shall comply as to form in all material respects with the applicable provisions of the Exchange Act. The General Partner and the Successor General Partner each shall furnish to the MLP in connection with the preparation of the Proxy Statement any and all information reasonably requested concerning it or its officers, directors, members or stockholders, as applicable. The MLP shall provide to the General Partner and the Successor General Partner upon request a reasonable number of copies of drafts and any preliminary or definitive copies of the Proxy Statement or any amendments or supplements thereto.

     5.03 Commercially Reasonable Efforts. (a) Upon the terms and subject to the conditions and other agreements set forth in this Agreement, each of the parties agrees to use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement, including the satisfaction of the conditions set forth in Article VI.

     (b) The parties shall not, and shall not permit any of their respective Subsidiaries to, take any action that would, or that would reasonably be expected to, result in (i) any of the representations and warranties of such party set forth in this Agreement becoming untrue in any material respect or
(ii) any of the conditions of the other parties to the consummation of the transactions contemplated by this Agreement and set forth in Article VI not being satisfied.

     5.04 Consents, Approvals and Filings; Cooperation. (a) The parties shall make and cause any Subsidiaries to make all necessary filings, as soon as practicable, including, without limitation, those required under applicable antitrust Laws, the Securities Act of 1933, as amended, if any, the Exchange Act and the Delaware LP Act in order to facilitate the prompt consummation of the transactions contemplated by this Agreement. In addition, the parties each shall use its commercially reasonable efforts and shall cooperate fully with each other (i) to comply as promptly as practicable with all governmental requirements applicable to the transactions contemplated by this Agreement and
(ii) to obtain as promptly as practicable all necessary permits, orders or other consents of Governmental Entities and consents of all third parties necessary for the consummation of the transactions contemplated by this Agreement. Each of the parties shall use commercially reasonable efforts to provide such information and communications to Governmental Entities as such Governmental Entities may reasonably request.

     (b) Each of the parties shall provide to the other party copies of all applications in advance of filing or submission of such applications to Governmental Entities in connection with this Agreement.

     5.05 Updating of Information. (a) The parties shall, and shall cause each of its Affiliates to, promptly deliver to the MLP any information concerning material events subsequent to the date of this Agreement which is necessary to supplement the information contained in or made a part of the representations and warranties made by such party contained herein, including any schedule hereto, or delivered by the MLP or any of its Subsidiaries, pursuant to any of the covenants or agreements contained herein, in order for the information contained herein or so delivered to be complete and accurate in all material respects, it being understood and agreed that the delivery of such information

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
shall not in any manner constitute a waiver by any of the parties of any of the conditions precedent to the Closing hereunder or cure any breach of any provision hereof.

     (b) In addition, if, at any time prior to the time when the SEC clears the Proxy Statement for mailing, any of the parties should discover that any information contained in the Proxy Statement concerning such party or its Affiliates contains any untrue statement of a material fact, or omits to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, or if, at any such time, any of the parties should discover any event or information which should be set forth in an amendment or supplement to the Proxy Statement, such party, promptly after such discovery, shall inform the MLP in writing of such discovery and furnish to the MLP a written correction of any material misstatement or material omission or a written description of such event or information, as the case may be.

     5.06 Resignation of Appointed Supervisors. At the Closing, the two Appointed Supervisors shall resign from the Board of Supervisors.

                                  ARTICLE VI.
                              CONDITIONS PRECEDENT

     6.01 Conditions to Obligations of Each Party. The obligations of each party to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver (by the party entitled to the benefits thereof subject, in the cases of the MLP and the Operating Partnership, to Section 7.05) prior to the Closing of the following conditions:

          (a) Approval by Unitholders. The MLP shall have obtained the approval of a Unit Majority and the approval of the holders of a majority of the Public Common Units with respect to the Recapitalization and the other transactions contemplated by this Agreement.

          (b) Approval by Note Majority; Amendment of Note Agreement. The Operating Partnership shall have obtained the approval of the Note Majority with respect to the Loan and the Amended Agreements and any other transactions contemplated by this Agreement requiring such approval and the Note Agreement shall have been amended to the extent necessary to permit and effect the Recapitalization and the other transactions contemplated by this Agreement.

          (c) Required Consents. All filings, consents, approvals, permits and authorizations set forth on Schedule 6.01(c) shall have been made or obtained, as the case may be, and shall be in full force and effect at the Closing; provided that this condition may not be invoked by any party whose failure to fulfill its obligations pursuant to Section 5.03 or 5.04 shall have been the cause of, or shall have resulted in, the failure of this condition.

          (d) No Injunctions or Restraints; Actions. No temporary restraining order, preliminary or permanent injunction or other similar order or decree of any Governmental Entity of competent jurisdiction shall have been issued and be in effect, and no action, proceeding or investigation (in the case of any investigation, of which the parties hereto have written notice) by any Governmental Entity or any other Person shall be pending or threatened in writing which, if adversely determined, would (i) prevent or impair in any material respect the consummation of the transactions contemplated by this Agreement, (ii) impose on the MLP or the Operating Partnership any material restrictions or requirements or (iii) cause any of the parties or their respective Affiliates to owe material damages to any third party as a result of the transactions contemplated hereby; provided, however, that the party invoking this condition shall use its commercially reasonable efforts to have any such order, injunction, action or proceeding vacated or otherwise resolved, and this condition may not be invoked by any party by reason of its failure to fulfill (and may not be invoked by any of the Partnerships by reason of the failure of the other to fulfill or by the General Partner or Millennium by reason of the failure of the other to fulfill) its obligations pursuant to Section 5.03 or 5.04 if such failure shall have been the cause of, or shall have resulted in, the failure of this condition.

          (e) Payment of Special Distribution. The Operating Partnership shall have paid to the MLP the Special Distribution contemplated in Section 2.02.

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
          (f) Concurrent Consummation of the Asset Purchase. Concurrently with the Closing, the Asset Purchase shall be consummated in accordance with the Purchase Agreement and the Partnership Agreements.

          (g) Amended Agreements. The Amended Agreements shall have been executed and delivered by the parties thereto.

          (h) Termination Agreement. The Termination Agreement shall have been executed and delivered by the parties thereto.

          (i) Opinion of Counsel. Baker & Botts, L.L.P. shall have delivered to the MLP, the Operating Partnership, the General Partner and the Successor General Partner the written opinion contemplated by Sections 4.6 and 13.3(d) of the Partnership Agreement.

          (j) Resignations of Appointed Supervisors. The Appointed Supervisors shall have tendered their resignations from the Board of Supervisors.

     6.02 Additional Conditions to Obligations of the MLP and the Operating Partnership. The obligations of the MLP and of the Operating Partnership to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver (subject to Section 7.05) prior to the Closing of the following additional conditions:

          (a) Representations and Warranties. The representations and warranties of each of Millennium and the General Partner set forth in Section 4.02, and the representations and warranties of the Successor General Partner set forth in Section 4.03, each (i) shall be true and correct in all respects in the case of the representations and warranties of the General Partner set forth in Section 4.02(e) and in the case of any representation or warranty that is qualified as to materiality or 'Material Adverse Effect' and (ii) shall be true and correct in all material respects in the case of any representation or warranty not so qualified, in all cases as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, except to the extent such representations and warranties speak as of a specified date.

          (b) Performance of Obligations. Millennium, the General Partner and the Successor General Partner each shall have performed in all material respects all of its obligations required to be performed by it under this Agreement at or prior to the Closing.

          (c) Officer's Certificates. The MLP shall have received a certificate signed on behalf of each of Millennium, the General Partner and the Successor General Partner by its duly authorized senior executive officer to the effect set forth in the foregoing paragraphs (a) and (b) of this
     Section 6.02.

          (d) Receipt of Proceeds of the Loan. The Operating Partnership shall have received the Loan pursuant to the Commitment Letter or otherwise shall have received the proceeds of a loan in the amount of the Loan on terms and conditions no less favorable in all material respects to the Operating Partnership and the MLP than those set forth in the Commitment Letter.

          (e) Delivery of Redeemed Securities. The General Partner shall have delivered to the MLP and the Operating Partnership the Certificates as contemplated in Section 2.03(b).

          (f) Millennium, General Partner and Successor General Partner Certified Resolutions and Incumbency Certificates. Millennium, the General Partner and the Successor General Partner each shall have delivered to the MLP and the Operating Partnership a copy of the resolutions of its Board of Directors or similar governing body and its stockholders or members (if, in the latter case, any are required) authorizing this Agreement, the Recapitalization and the consummation of the transactions contemplated hereby and thereby, in each case certified by a Secretary, Assistant Secretary or other similar officer of the delivering party, together with an appropriate incumbency certificate of the delivering party.

          (g) Fairness Opinion. Rothschild Inc. shall not have withdrawn the Fairness Opinion.

          (h) No Withdrawal of Recommendation by Special Committee. The Special Committee shall not have withdrawn its recommendation to the Board of Supervisors to approve the Recapitalization and the other transactions contemplated by this Agreement at any time prior to the mailing of the Proxy Statement.

     6.03 Additional Conditions to Obligations of Each of Millennium and the General Partner. The obligations of each of Millennium and the General Partner to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver prior to the Closing of the following additional conditions:

          (a) Representations and Warranties. The representations and warranties of each of the MLP and the Operating Partnership set forth in Section 4.01, and the representations and warranties of the Successor General Partner set forth in Section 4.03, each (i) shall be true and correct in all respects in the case of any representation or warranty that is qualified as to materiality or 'Material Adverse Effect' and (ii) shall be true and correct in all material respects in the case of any representation or warranty not so qualified, in all cases as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, except to the extent such representations and warranties speak as of a specified date.

          (b) Performance of Obligations. The MLP, the Operating Partnership and the Successor General Partner each shall have performed in all material respects all of its obligations required to be performed by it under this Agreement at or prior to the Closing.

          (c) Officer's Certificates. The General Partner shall have received a certificate signed on behalf of each of the MLP, the Operating Partnership and the Successor General Partner by its duly authorized senior executive officer to the effect set forth in the foregoing paragraphs (a) and (b) of this Section 6.03.

          (d) Redemption Price. The General Partner shall have received the Redemption Price as contemplated in Section 2.03(b).

          (e) MLP, Operating Partnership and Successor General Partner Certified Resolutions and Incumbency Certificates. The following shall have been delivered to the General Partner: (i) a copy of the resolutions of the Board of Supervisors, the Elected Supervisors and holders of Common Units; and (ii) a copy of the resolutions of the governing body of the Successor General Partner and its members (if member approval is required), in each case authorizing this Agreement, the Recapitalization and the consummation of the transactions contemplated hereby and thereby and certified by a Secretary, Assistant Secretary or other similar officer of the delivering party, together with an appropriate incumbency certificate of the MLP, the Operating Partnership and the Successor General Partner.

     6.04 Additional Conditions to Obligations of the Successor General Partner. The obligations of the Successor General Partner to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver prior to the Closing of the following additional conditions:

          (a) Representations and Warranties. The representations and warranties of each of the MLP and the Operating Partnership set forth in Section 4.01, and the representations and warranties of each of Millennium and the General Partner set forth in Section 4.02, each (i) shall be true and correct in all respects in the case of any representation or warranty that is qualified as to materiality or 'Material Adverse Effect' and (ii) shall be true and correct in all material respects in the case of any representation or warranty not so qualified, in all cases as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, except to the extent such representations and warranties speak as of a specified date.

          (b) Performance of Obligations. The MLP, the Operating Partnership, Millennium and the General Partner each shall have performed in all material respects all of its obligations required to be performed by it under this Agreement at or prior to the Closing.

          (c) Officer's Certificates. The Successor General Partner shall have received a certificate signed on behalf of each of the MLP, the Operating Partnership, Millennium and the General Partner by its duly authorized senior executive officer to the effect set forth in the foregoing paragraphs (a) and (b) of this Section 6.04.

          (d) MLP, Operating Partnership, Millennium and General Partner Certified Resolutions and Incumbency Certificates. The following shall have been delivered to the Successor General Partner: (i) a copy of the resolutions of the Board of Supervisors, the Elected Supervisors and holders of

     Common Units; and (ii) a copy of the resolutions of the Board of Directors of each of Millennium and the General Partner and its stockholders (if stockholder approval is required), in each case authorizing this Agreement, the Recapitalization and the consummation of the transactions contemplated hereby and thereby and certified by a Secretary, Assistant Secretary or other similar officer of the delivering party, together with an appropriate incumbency certificate of the MLP, the Operating Partnership, Millennium and the General Partner.

                                  ARTICLE VII.
                       TERMINATION, AMENDMENT AND WAIVER

     7.01 Termination. This Agreement may be terminated and abandoned at any time prior to the Closing (except in the case of clauses (c) and (d)):

          (a) by written consent of the parties; or

          (b) by any of the parties, if the Closing shall not have been consummated on or before May 15, 1999, unless extended pursuant to Section
     7.07 or unless otherwise extended by written consent of the parties; or

          (c) subject to the conditions set forth in Section 7.06(a), (i) by the MLP or the Successor General Partner at any time prior to the mailing of the Proxy Statement and (ii) by Millennium or the General Partner at any time prior to the Meeting, if the Special Committee shall have withdrawn its recommendation to the Board of Supervisors to approve the Recapitalization; or

          (d) subject to the conditions set forth in Section 7.06(b), by Millennium or the General Partner at any time prior to the mailing of the Proxy Statement, if Millennium, the General Partner or any of their Affiliates is concurrently entering into a definitive written agreement for a Superior Proposal; or

          (e) by any of the parties, if any Governmental Entity shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and nonappealable; or

          (f) by any of the parties, if (i) any of the other parties shall have materially breached its agreements and covenants under this Agreement or any other agreement entered into in connection with the Recapitalization or
     (ii) any representation or warranty that is qualified as to materiality or 'Material Adverse Effect' shall fail to be true and correct in all respects or any representation or warranty not so qualified shall fail to be true and correct in all material respects, as the case may be, and such breach or failure shall continue for 30 days without cure after notice thereof and such breach or failure would have, or would reasonably be expected to have, a Material Adverse Effect on the party invoking its termination right under this paragraph or such breach or failure would materially impair the transactions contemplated by this Agreement or any other agreement entered into in connection with the Recapitalization.

     Notwithstanding anything to the contrary contained in this Agreement, the right of a party to terminate this Agreement under this Section 7.01 shall not be available to any party (i) which is in material breach of its obligations hereunder or (ii) whose failure to fulfill its obligations hereunder has been the cause of, or resulted in, the failure to satisfy any of the conditions to the consummation of the Closing set forth in Article VI (and such right to terminate also shall not be available to either of the Partnerships if the other, or to the General Partner or Millennium if the other, is in such breach or if such other's failure to fulfill its obligations hereunder has been the cause of, or resulted in, the failure to satisfy any of the conditions to the consummation of the Closing set forth in Article VI).

     7.02 Effect of Termination. In the event of a termination of this Agreement by either the MLP, the General Partner or the Successor General Partner as provided in Section 7.01, this Agreement, other than Sections 4.01(c), 4.02(c) and 4.03(c), this Section 7.02, Sections 7.03, 7.04, 7.05 and Article VIII (each of which shall remain in full force and effect despite such termination), shall forthwith become void and have no effect, without any liability or obligation on the part of any party to any other party under this Agreement. Nothing contained in this Section 7.02 shall be construed so as to relieve any party from any liability resulting from any willful breach of this Agreement by such party prior to any termination of this Agreement as provided in Section 7.01.

     7.03 Amendment. Subject to Section 7.05 in the cases of the Partnerships and except as provided in Schedule 2.01(a) attached hereto with respect to the matters set forth in such schedule, this Agreement may be amended by written agreement of all the parties hereto at any time prior to or after the approval of this Agreement and the Recapitalization by a Unit Majority and the holders of a majority of the Public Common Units but, after any such approval, no amendment may be made without the approval of a Unit Majority and the holders of a majority of the Public Common Units if such approvals are required by Law or by the Partnership Agreement or if such amendment shall materially and adversely affect the rights of the holders of the Common Units.

     7.04 Extension; Waiver. At any time prior to the Closing, any of the parties may, to the extent permitted by Law, (i) extend the time for performance of any of the obligations or other acts of the other parties, (ii) waive any inaccuracies in the representations and warranties of the other parties contained in this Agreement or in any document delivered pursuant to this Agreement or (iii) waive compliance with any of the agreements or conditions applicable to such party contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights nor shall any single or partial exercise thereof include any other or further exercise thereof or the exercise of any other right or privilege.

     7.05 Procedure for Termination, Amendment, Extension or Waiver by the MLP. A termination by the MLP or the Operating Partnership of this Agreement pursuant to Section 7.01, an amendment by the MLP or the Operating Partnership of this Agreement pursuant to Section 7.03 or an extension or waiver by the MLP or the Operating Partnership pursuant to Section 7.04 shall, in order to be effective, require the approval of a majority of the Elected Supervisors.

     7.06 Termination Fees; Expense Reimbursement.

     (a) Section 7.01(c) Termination Fee or Expense Reimbursement. Upon (and as a condition to) the termination of this Agreement by the MLP or the Successor General Partner pursuant to Section 7.01(c), the MLP shall pay to Millennium $2 million in cash by wire transfer of immediately available funds on the date of such termination. If there shall be a termination of this Agreement by Millennium or the General Partner pursuant to Section 7.01(c), the MLP shall pay or reimburse Millennium and the General Partner for all of their out-of-pocket expenses incident to the preparation, negotiation, execution and delivery by Millennium and the General Partner of this Agreement and the documents to be delivered by them pursuant to this Agreement and the performance by them hereof and thereof through the date of termination of this Agreement. Such payment or reimbursement shall be made within two business days of the presentation by Millennium or the General Partner of written invoices or other evidence of such expenses from the party entitled to payment thereof.

     (b) Section 7.01(d) Termination Fee. Upon (and as a condition to) the termination of this Agreement by Millennium or the General Partner pursuant to
Section 7.01(d), the General Partner shall, and Millennium shall cause the General Partner to, pay to the MLP $3 million in cash by wire transfer of immediately available funds on the date of such termination.

     (c) Liquidated Damages. The parties hereto each agree that the payments required by this Section 7.06 shall constitute liquidated damages in full and complete satisfaction of, and shall be the sole and exclusive remedy of the party entitled to such payments and of such party's Affiliates against any of the other parties to this Agreement, such other parties' Affiliates and the respective directors, officers, employees, advisors or agents of any of them for, any loss, liability, damage or claim arising out of or in connection with any termination and abandonment of this Agreement requiring the payment pursuant to this Section 7.06 or the facts and circumstances resulting in such termination or otherwise arising out of or in connection with this Agreement or any document to be delivered pursuant to this Agreement or the transactions contemplated hereby or thereby.

     7.07 Extension Fee. If the Elected Supervisors wish to extend the automatic termination date of this Agreement set forth in Section 7.01(b) for the purpose of allowing either (i) an extension beyond such date of the solicitation period under the Proxy Statement with respect to the vote of the holders of the Common Units at the Meeting or (ii) a resolicitation of the vote of the holders of the Common Units, then the Elected Supervisors shall have the right to extend such date until the close of business on June 15, 1999 by written notice from the Elected Supervisors to Millennium and the General Partner given prior to the close of business on May 15, 1999 and upon the payment by or on behalf of the MLP to Millennium of an extension fee of $1 million in cash, payable by wire transfer of immediately available funds concurrently with the giving of such notice. If the automatic termination date of this Agreement set forth in Section 7.01(b) is extended pursuant to this
Section 7.07 or otherwise by written consent of the parties, the automatic termination date of the Purchase Agreement set forth in Section 7.1(b) thereof also shall be deemed to be extended to the same date.

                                 ARTICLE VIII.
                               GENERAL PROVISIONS

     8.01 Survival of Representations and Warranties. The representations and warranties of the parties in Article IV of this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing for a period of one year, other than the representations and warranties contained in Sections 4.01(f), 4.02(f) and 4.03(f), which shall survive the Closing for a period of three years, and the representations and warranties contained in Section 4.02(e), which shall survive the Closing indefinitely. This Section 8.01 does not apply to and shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Closing.

     8.02 Fees and Expenses. Except as provided in the second sentence of
Section 7.06(a), whether or not the transactions contemplated by this Agreement shall be consummated, each party hereto shall pay its own expenses incident to preparing for, entering into and carrying out this Agreement and the consummation of the transactions contemplated hereby.

     8.03 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally, when telecopied, the next business day when deposited with Federal Express or other overnight courier (with proof of delivery) or three days after deposit in the U.S. mail when mailed (certified, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

        (a) if to the MLP, the Operating Partnership or the Elected Supervisors, to

             SUBURBAN PROPANE PARTNERS, L.P.
             One Suburban Plaza
             240 Route 10 West
             Whippany, NJ 07981-0206
             Attn: General Counsel
             Fax: (973) 515-5982

        (b)  if to the General Partner or Millennium, to:

             SUBURBAN PROPANE GP, INC.
             230 Half Mile Road
             Red Bank, NJ 07701
             Attn: General Counsel
             Fax: (732) 933-5270

        (c)  if to the Successor General Partner, to:

             SUBURBAN ENERGY RESOURCES GROUP LLC
             c/o Suburban Propane Partners, L.P.
             One Suburban Plaza
             240 Route 10 West
             Whippany, NJ 07981-0206
             Attn: General Counsel
             Fax: (973) 515-5982

     8.04 Interpretation. When a reference is made in this Agreement to a Section or Schedule, such reference shall be to a Section of or a Schedule to this Agreement, unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words 'include', 'includes' or 'including' are used in this Agreement, they shall be deemed to be followed by the words 'without limitation'.

     8.05 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement.

     8.06 Entire Agreement; No Third-Party Beneficiaries; Contribution, Conveyance and Assumption Agreement. This Agreement, the Amended Agreements, the Termination Agreement and the Purchase Agreement constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement. This Agreement is not intended to confer any rights or remedies upon any Person, other than the parties hereto. The Contribution, Conveyance and Assumption Agreement and the rights and obligations of the parties thereto shall remain in full force and effect in accordance with the terms and conditions thereof.

     8.07 Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware, without regard to the principles or policies of conflicts of law of such state.

     8.08 Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by any of the parties without the prior written consent of all of the other parties, and any such assignment that is not so consented to shall be null and void. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and permitted assigns.

     8.09 Enforcement; Severability. The parties agree that irreparable damage would occur in the event that any provision of this Agreement was not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to seek to enforce specifically the terms and provisions of this Agreement in any federal or state court, this being in addition to any other remedy to which they are entitled at law or in equity.

     The invalidity or unenforceability of any term or provision of this Agreement shall not affect the validity or enforceability of this Agreement or any other term hereof, which shall remain in full force and effect and shall be enforced and enforceable to the fullest extent possible without regard to the invalid or unenforceable term or provision.

     8.10 Further Assurances. From time to time after the Closing, without additional consideration, each of the parties shall execute and deliver to each other such further documents and instruments, and shall take such other action, as may be necessary to effectuate the transactions contemplated by this Agreement and the agreements entered into in connection with such transactions.

     8.11 Public Announcements. None of the parties to this Agreement shall issue any press release or make any public statement or announcement with respect to this Agreement or the transactions contemplated hereby without the approval of the other parties hereto, except as is required by Law or the rules of any applicable stock exchange and, in such event, such party, to the extent practicable, shall consult with the other parties and permit the other parties a reasonable opportunity to review any such release, statement or announcement prior to dissemination.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

                                          SUBURBAN PROPANE PARTNERS, L.P.
                                          By: /S/ MARK A. ALEXANDER
                                             ................................
                                            MARK A. ALEXANDER
                                            PRESIDENT AND CHIEF EXECUTIVE
                                          OFFICER

                                          SUBURBAN PROPANE, L.P.
                                          By: /S/ MARK A. ALEXANDER
                                             ................................
                                            MARK A. ALEXANDER
                                            PRESIDENT AND CHIEF EXECUTIVE
                                          OFFICER

                                          SUBURBAN PROPANE GP, INC.
                                          By: /S/ GEORGE H. HEMPSTEAD, III
                                             ................................
                                            NAME: GEORGE H. HEMPSTEAD, III
                                            TITLE: SENIOR VICE PRESIDENT

                                          MILLENNIUM PETROCHEMICALS INC.
                                          By: /S/ GEORGE H. HEMPSTEAD, III
                                             ................................
                                            NAME: GEORGE H. HEMPSTEAD, III
                                            TITLE: SENIOR VICE PRESIDENT

                                          SUBURBAN ENERGY SERVICES GROUP LLC
                                          By: /S/ KEVIN MCIVER
                                             ................................
                                            KEVIN MCIVER
                                            AUTHORIZED PERSON

                                                                       EXHIBIT A

                           FORM OF PURCHASE AGREEMENT

                     [SEE ANNEX B TO THIS PROXY STATEMENT]

                                                                         ANNEX B
________________________________________________________________________________

                               PURCHASE AGREEMENT

                                  BY AND AMONG

                       SUBURBAN ENERGY SERVICES GROUP LLC

                         MILLENNIUM PETROCHEMICALS INC.

                                      AND

                           SUBURBAN PROPANE GP, INC.

                            ------------------------
                         DATED AS OF NOVEMBER 27, 1998
                            ------------------------

________________________________________________________________________________

                                              TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                              ----

                                                    ARTICLE I
DEFINITIONS................................................................................................   B-1
SECTION 1.1       Definitions..............................................................................   B-1

                                                    ARTICLE II
SALE AND PURCHASE OF ASSETS................................................................................   B-1
SECTION 2.1       Transfer of Assets; Retained Assets......................................................   B-1
SECTION 2.2       Assumption of Specified Liabilities; Retained Liabilities................................   B-2
SECTION 2.3       Purchase Price...........................................................................   B-2
SECTION 2.4       Closing..................................................................................   B-2
SECTION 2.5       Deliveries at Closing....................................................................   B-2

                                                   ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE SELLERS..............................................................   B-3
SECTION 3.1       Organization.............................................................................   B-3
SECTION 3.2       Authority Relative to this Agreement.....................................................   B-3
SECTION 3.3       Consents and Approvals; No Violations....................................................   B-3
SECTION 3.4       Financial Statements.....................................................................   B-4
SECTION 3.5       Litigation...............................................................................   B-4
SECTION 3.6       Transactions with Affiliates.............................................................   B-5
SECTION 3.7       Title to Assets..........................................................................   B-5
SECTION 3.8       Brokers and Finders......................................................................   B-5

                                                    ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE SUCCESSOR GENERAL PARTNER............................................   B-5
SECTION 4.1       Organization.............................................................................   B-5
SECTION 4.2       Authority Relative to this Agreement.....................................................   B-5
SECTION 4.3       Consents and Approvals; No Violations....................................................   B-5
SECTION 4.4       Brokers or Finders.......................................................................   B-6
SECTION 4.5       Successor General Partner................................................................   B-6

                                                    ARTICLE V
ADDITIONAL AGREEMENTS......................................................................................   B-6
SECTION 5.1       Access to Information....................................................................   B-6
SECTION 5.2       Efforts to Close.........................................................................   B-6
SECTION 5.3       Further Assurances.......................................................................   B-7
SECTION 5.4       Publicity................................................................................   B-7
SECTION 5.5       Name Change..............................................................................   B-7
SECTION 5.6       Fees and Expenses........................................................................   B-7
SECTION 5.7       Certain Tax Matters......................................................................   B-7

                                                    ARTICLE VI
CONDITIONS.................................................................................................   B-8
SECTION 6.1       Conditions to Successor General Partner's Obligations....................................   B-8
SECTION 6.2       Conditions to Obligation of the Sellers..................................................   B-9

                                                   ARTICLE VII
TERMINATION................................................................................................   B-10
SECTION 7.1       Termination..............................................................................   B-10
SECTION 7.2       Effect of Termination....................................................................   B-10
SECTION 7.3       Extension; Waiver........................................................................   B-10

                                                   ARTICLE VIII
SURVIVAL...................................................................................................   B-11
SECTION 8.1       Survival.................................................................................   B-11

                                                                                                              PAGE
                                                                                                              ----
                                                    ARTICLE IX
MISCELLANEOUS..............................................................................................   B-11
SECTION 9.1       Notices..................................................................................   B-11
SECTION 9.2       Amendments and Waivers...................................................................   B-11
SECTION 9.3       Headings.................................................................................   B-11
SECTION 9.4       Counterparts.............................................................................   B-12
SECTION 9.5       Entire Agreement.........................................................................   B-12
SECTION 9.6       Governing Law............................................................................   B-12
SECTION 9.7       Assignment...............................................................................   B-12
SECTION 9.8       Binding Nature...........................................................................   B-12
SECTION 9.9       Severability.............................................................................   B-12
SECTION 9.10      Specific Performance.....................................................................   B-12
SECTION 9.11      Accounting and Financial Terms...........................................................   B-12
SECTION 9.12      Construction.............................................................................   B-12
SECTION 9.13      Incorporation of Appendices, Exhibits and Schedules......................................   B-12

                                                    APPENDICES

APPENDIX A -- Definitions

                                                    EXHIBITS

EXHIBIT A -- Form of Bill of Sale, Assignment and Assumption

     PURCHASE AGREEMENT (this 'Agreement'), dated as of November 27, 1998, by and among Suburban Energy Services Group LLC, a Delaware limited liability company (the 'Successor General Partner'), Millennium Petrochemicals Inc., a Virginia corporation ('Millennium'), and Suburban Propane GP, Inc., a Delaware corporation (the 'General Partner', and together with Millennium, the 'Sellers').

     WHEREAS, the Successor General Partner desires to acquire from the Sellers, and the Sellers desire to sell to the Successor General Partner, the Assets (as defined herein), on the terms and subject to the conditions set forth herein;

     WHEREAS, simultaneously herewith the General Partner and the MLP and the Operating Partnership are entering into a Recapitalization Agreement, dated the date hereof (as amended, modified or supplemented, the 'Recap Agreement') pursuant to which the MLP will redeem all outstanding Subordinated Units and all outstanding APUs from the General Partner simultaneously with and as a condition to the Closing under this Agreement, upon the terms and subject to the conditions set forth therein; and

     WHEREAS, the Sellers and the Successor General Partner have agreed that the aggregate consideration to be paid by the Successor General Partner for the purchase and sale of Assets under this Agreement and for the redemption of all outstanding Subordinated Units and all outstanding APUs from the General Partner pursuant to the Recap Agreement will total $75 million.

     NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     SECTION 1.1 Definitions. As used in this Agreement, capitalized terms, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Recap Agreement or in Appendix A hereto.

                                   ARTICLE II
                          SALE AND PURCHASE OF ASSETS

     SECTION 2.1 Transfer of Assets; Retained Assets. (a) On the terms and subject to the conditions of this Agreement, at the Closing, the General Partner shall sell, convey, assign, transfer and deliver to the Successor General Partner, and the Successor General Partner shall purchase, acquire and accept from the General Partner, free and clear of any Liens, all of the General Partner's right, title and interest in and to the following assets (collectively, the 'Assets'):

          (i) the entire general partner interest in the MLP;

          (ii) the entire general partner interest in the Operating Partnership; and

          (iii) the Incentive Distribution Rights.

     (b) Notwithstanding Section 2.1(a), all of the Sellers' right, title and interest in the following assets and rights shall be excluded from the Assets (collectively, the 'Retained Assets'):

          (i) the insurance policies and any rights thereunder set forth in
     Section 2.1(b) of the Disclosure Schedule;

          (ii) the prepaid expenses, advances, deposits or rights relating to or arising out of any of the Retained Assets or Retained Liabilities set forth on Section 2.1(b) of the Disclosure Schedule;

          (iii) all Books and Records;

          (iv) all refunds, credits or overpayments with respect to Taxes paid or accrued by Sellers or their Affiliates and all other payments or deposits made by Sellers or their Affiliates in respect of Taxes in excess of the amount of Seller's liability therefor; and

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          (v) all distributions, other than the Special Distribution, paid or to be paid to the General Partner with respect to any of the Assets with a record date prior to the Closing; and

          (vi) the Note issued by Millennium America Inc. in favor of the General Partner dated as of March 5, 1996.

     SECTION 2.2 Assumption of Specified Liabilities; Retained Liabilities. (a) At the Closing, the Successor General Partner shall assume, and, following the Closing, the Successor General Partner shall be solely liable for and shall fully pay, perform and discharge when due all Liabilities of the General Partner as general partner under the Partnership Agreement, the Operating Partnership Agreement, and applicable law (including, without limitation, Liabilities of the Partnerships for which the General Partner may have Liability in its capacity as a general partner under the Partnership Law), excluding any Liabilities arising out of the Sellers' breach or default as general partner under such agreements at or prior to the Closing (collectively, the 'Assumed Liabilities'). At the Closing, the Successor General Partner will assume the rights and duties of the General Partner under the Partnership Agreement and the Operating Partnership Agreement and will agree to be bound by the provisions of the Partnership Agreement and the Operating Partnership Agreement, all in accordance with
Section 4.6 of the Partnership Agreement.

     (b) Notwithstanding anything in this Agreement to the contrary, the Successor General Partner shall not assume, and shall be deemed not to have assumed, any Liabilities of the Sellers except the Assumed Liabilities, and the Sellers shall be liable with respect to, and shall fully pay, perform or discharge when due, all Liabilities of the Sellers other than the Assumed Liabilities, including, without limitation, those Liabilities set forth below (collectively, the 'Retained Liabilities'):

          (i) all Liabilities arising out of or in connection with the Retained Assets;

          (ii) except as otherwise expressly provided under this Agreement or in the Recap Agreement, all Liabilities of the Sellers arising under or in connection with the consummation of the transactions contemplated by this Agreement, including all expenses of the Sellers incurred in connection with the negotiation, preparation, approval or authorization of this Agreement; and

          (iii) the General Partner's liability for Taxes relating to income of the MLP and the Operating Partnership allocated to the General Partner by virtue of the General Partner being a partner in the MLP and the Operating Partnership as contemplated pursuant to Section 5.7(a).

     SECTION 2.3 Purchase Price. In consideration of the sale and transfer of the Assets and the agreement of the Sellers to enter into this Agreement, the Successor General Partner shall pay or cause to be paid to the General Partner at the Closing, in immediately available funds, an aggregate purchase price (the 'Purchase Price') of $6,000,000. The Purchase Price shall be allocated among the Assets in accordance with the Allocation Schedule (as defined below).

     SECTION 2.4 Closing. Upon the terms and subject to the conditions of this Agreement, the closing of the transactions contemplated by this Agreement (the 'Closing') will take place the first business day following satisfaction or waiver of the conditions set forth in Article VI hereof, at 10:00 a.m., at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153, or at such other time and place as shall be agreed upon by the parties. The date on which the Closing occurs is herein referred to as the 'Closing Date.'

     SECTION 2.5 Deliveries at Closing. (a) At the Closing, the Sellers shall deliver or cause to be delivered to the Successor General Partner (unless previously delivered), the following:

          (i) a bill of sale, assignment and assumption with respect to the Assets and the Assumed Liabilities duly executed by the General Partner, substantially in the form of Exhibit A hereto (the 'Assignment and Assumption'); and

          (ii) a certificate of a duly authorized officer of the Sellers certifying to the satisfaction of the conditions set forth in Sections 6.1(d) and (e); and

          (iii) such other documents of title, assignments, instruments of sale, conveyance or transfer and other documents and certificates duly executed, as the Successor General Partner may reasonably request prior to the Closing Date in order to effect the transactions contemplated by this Agreement.

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
     (b) At the Closing, the Successor General Partner shall deliver or cause to be delivered to the Sellers (unless previously delivered), the following:

          (i) the Purchase Price in accordance with the provisions of Section
     2.3 hereof;

          (ii) a signed counterpart copy of the Assignment and Assumption duly executed by the Successor General Partner;

          (iii) a certificate of a duly authorized officer of the Successor General Partner certifying to the satisfaction of the conditions set forth in Sections 6.1(a) and (b); and

          (iv) such other documents and certificates as the Sellers may reasonably request prior to the Closing Date in order to effect the transactions contemplated by this Agreement.

                                  ARTICLE III
                 REPRESENTATIONS AND WARRANTIES OF THE SELLERS

     Each of the Sellers jointly and severally represents and warrants to the Successor General Partner:

     SECTION 3.1 Organization. Each of the Sellers is a corporation duly organized, validly existing and in good standing under the laws of the States of Delaware and Virginia, as applicable. Each of the Sellers has all requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as currently conducted. The General Partner is duly qualified and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it makes such qualification or licensing necessary, except in such jurisdictions in which applicable law does not provide for such qualification, and except in such jurisdictions where the failure to be so duly qualified and in good standing would not have a Material Adverse Effect (as defined below) on the General Partner. Each of the Sellers has heretofore made available to the Successor General Partner complete and correct copies of its certificate of incorporation and by-laws, as the case may be, in each case as currently in effect. All of the outstanding shares of capital stock of the General Partner are owned of record and beneficially by Millennium and all of the Assets are owned by the General Partner. The Assets (together with the assets that are the subject of the Recap Agreement) constitute all of the interests in the Partnerships owned beneficially and of record by the Sellers and their Affiliates, except with respect to Common Units held by officers and directors of the Sellers and Affiliates of the Sellers, and constitute all or substantially all of the assets of the General Partner. All of the Assets are owned beneficially and of record by the General Partner and no Affiliate of the General Partner or any other Person has any interest therein.

     SECTION 3.2 Authority Relative to this Agreement. Each of the Sellers has full corporate power and authority to execute and deliver this Agreement and, subject to the approval of a Unit Majority, to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by the Sellers and the consummation by the Sellers of the transactions contemplated by this Agreement have been duly and validly authorized by the board of directors of each of the Sellers, and no other corporate proceedings on the part of the Sellers or their respective stockholders are necessary for the Sellers to authorize this Agreement or to consummate the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by the Sellers and constitutes, assuming the due execution and delivery of this Agreement by the Successor General Partner, a valid and binding agreement of the Sellers, enforceable against the Sellers in accordance with its terms.

     SECTION 3.3 Consents and Approvals; No Violations. Except as set forth in
Section 3.3 of the Disclosure Schedule, no filing with, and no permit, authorization, consent, registration, notice, approval or other action of, any Governmental Entity or any other Person is required to be made, obtained or given by any of the Sellers or any of their Affiliates on or prior to the Closing Date in connection with the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, by the Sellers, assuming the satisfaction of the condition precedent in Section 6.2(f), except where failure to make such filing, or obtain such permit, authorization, consent, registration, notice, approval or other action would not result in a Material Adverse Effect on the Business or the Assets. Except as set forth in
Section 3.3 of the Disclosure Schedule, neither the

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
execution and delivery of this Agreement by the Sellers nor the consummation by the Sellers of the transactions contemplated by this Agreement nor compliance by the Sellers with any of the provisions hereof will (i) conflict with or result in any breach of any provision of the certificate of incorporation or by-laws, as the case may be, of either Seller, (ii), subject to the approval of a Unit Majority and the Approval of a Note Majority, result in a violation or breach of, or constitute (with or without due notice or the lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, contract, agreement, permit, license, lease, arrangement or other commitment or obligation (any of the foregoing, a 'Contract') to which any of the Sellers is a party or by which any of the Assets or the Business may be bound, except any of the foregoing that arise out of or in connection with any Contract entered into by the General Partner on behalf of the Partnerships acting in its capacity as general partner thereof, (iii) violate any order, writ, injunction, decree, statute, treaty, rule or regulation applicable to any of the Sellers, the Assets, or the Business, (iv) result in the creation of any Lien, directly or indirectly, on the Assets or with respect to the Business, or
(v) conflict with or result in a breach of any provision of the Partnership Agreement, the Operating Partnership Agreement, the Contribution, Conveyance and Assumption Agreement, the Distribution Support Agreement or any other agreement entered into by either of the Sellers with the Partnerships, except in the case of clause (ii), (iii) or (iv) for violations, breaches or defaults which would not have a Material Adverse Effect on the Business or the Assets and which would not prevent or materially delay the consummation of the transactions contemplated by this Agreement.

     SECTION 3.4 Financial Statements. (a) Section 3.4 of the Disclosure Schedule contains true and complete copies of the balance sheets (the 'Year End Balance Sheets') of the General Partner at December 31, 1997 and 1996 and the related statements of income for the fiscal years then ended, all of which have been prepared in accordance with GAAP (except that all footnote disclosure is omitted) consistently applied during the periods involved. Such balance sheets present fairly in all material respects the financial position of the General Partner as of the respective dates thereof, such statements of income present fairly the results of operations of the General Partner for the respective periods then ended, and such balance sheets and statements of income are consistent with books and records of the Sellers (which books and records are true and complete in all material respects).

     (b) Section 3.4 of the Disclosure Schedule contains true and complete copies of the September 30, 1998 balance sheet ('Interim Balance Sheet') of the General Partner and the related statements of income for the six months ended September 30, 1998. Such financial statements have been prepared in accordance with GAAP (except that all footnote disclosure is omitted) consistently applied during the periods involved, present fairly in all material respects the financial position of the General Partner as of such date and the results of operations of the General Partner for such period, and are consistent with books and records of the General Partner (which books and records are complete in all material respects) and such financial statements have been prepared on a basis consistent with the year-end financial statements referred to in Section 3.4(a).

     (c) Since September 30, 1998, there has not been a change or event (other than with respect to the Partnerships and their Subsidiaries) with respect to the Assets or the Business which has had or would be reasonably expected to have a Material Adverse Effect on the Assets or the Business.

     SECTION 3.5 Litigation. (a) Except as set forth in Section 3.5(a) of the Disclosure Schedule, as of the date hereof, there is no claim, action, suit, charge, proceeding, audit or investigation before or involving any Governmental Entity or private arbitration tribunal (collectively, a 'Proceeding') pending or, to the knowledge of the Sellers, threatened in writing (i) against or related to the Sellers in respect of the Assets or the Business or (ii) to which the Assets or the Business would otherwise be subject except in either case for Proceedings that arise out of or in connection with (or are alleged to arise out of or in connection with) the conduct of MLP or the Operating Partnership or their respective subsidiaries or their predecessors for which the General Partner is indemnified pursuant to the Partnership Agreement.

     (b) Except as set forth in Section 3.5(b) of the Disclosure Schedule, there are no outstanding orders, writs, judgments, injunctions, decrees, agreements or settlements of or with any Governmental Entity to which either of the Sellers is a party or bound that apply, in whole or in part, to the Assets or

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
the Business that restrict the ownership, disposition or use of the Assets or the conduct of the Business in any material respect.

     SECTION 3.6 Transactions with Affiliates. Except as set forth in Section
3.6 of the Disclosure Schedule, none of the General Partner's stockholders, directors, partners, officers, employees or other Affiliates (i) has been involved in any business arrangement or relationship with the Sellers or the Business within the past two years other than as employees of Millennium, (ii) owns any asset, tangible or intangible, which is used in the Business or (iii) will have any continuing arrangement with respect to, or the right to receive, any income, profits or other distributions of the Business or relating to the Assets following the Closing, except as expressly provided in this Agreement. The General Partner has no full-time employees.

     SECTION 3.7 Title to Assets. The Sellers have and at the Closing will have, and at the Closing the Successor General Partner will receive, good, valid and marketable title to the Assets, free and clear of all Liens.

     SECTION 3.8 Brokers and Finders. Neither the Sellers nor any Affiliate thereof has employed any broker, financial advisor or finder or incurred any Liability for any broker, financial advisory or finders' fees in connection with this Agreement or the transactions contemplated hereby. The Sellers jointly and severally shall indemnify and hold harmless the Successor General Partner and its Affiliates from and against any Liability incurred by such Persons (including the fees, disbursements and related charges of counsel) arising out of any claim by a broker, finder, financial advisor or similar intermediary for any fee, commission or other compensation as a result of the Sellers entering into this Agreement and/or consummating the transactions contemplated by this Agreement.

                                   ARTICLE IV
        REPRESENTATIONS AND WARRANTIES OF THE SUCCESSOR GENERAL PARTNER

     The Successor General Partner represents and warrants to the Sellers as follows:

     SECTION 4.1 Organization. The Successor General Partner is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own, lease and operate its properties and to conduct its business as now being conducted.

     SECTION 4.2 Authority Relative to this Agreement. The Successor General Partner has full limited liability company power and authority to execute and deliver this Agreement and, subject to the approval of a Unit Majority, to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by the Successor General Partner and the consummation by the Successor General Partner of the transactions contemplated by this Agreement have been duly and validly authorized by the managers and members of the Successor General Partner, as applicable, and no other limited liability company proceedings on the part of the Successor General Partner, as applicable, or its managers or members are necessary for Successor General Partner to authorize this Agreement or to consummate the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by the Successor General Partner and, assuming the due execution and delivery of this Agreement by the Sellers, constitutes a valid and binding agreement of the Successor General Partner, enforceable against the Successor General Partner in accordance with its terms.

     SECTION 4.3 Consents and Approvals; No Violations. No filing with, and no permit, authorization, consent, registration, notice, approval or other action of any Governmental Entity or any other Person is required to be made, obtained or given by the Successor General Partner or any Affiliate of the Successor General Partner on or prior to the Closing Date in connection with the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, by the Successor General Partner, assuming the satisfaction of the condition precedent in Section 6.1(i) except where failure to make such filing, or obtain such permit, authorization, consent, registration, notice, approval or other action would not result in a Material Adverse Effect on the Business or the Assets. Neither the execution and delivery of this Agreement by the Successor General Partner nor the consummation by the Successor General Partner of the transactions contemplated by this Agreement

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
nor compliance by the Successor General Partner with any of the provisions hereof will (i) conflict with or result in any breach of any provision of the operating agreement of the Successor General Partner, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any Contract pursuant to which the Successor General Partner is a party or by which the Successor General Partner or its assets may be bound or (iii) violate any order, writ, injunction, decree, statute, treaty, rule or regulation applicable to the Successor General Partner, except in the case of clause (ii) or (iii) for violations, breaches or defaults which would not have a Material Adverse Effect on the Successor General Partner or would not, individually or in the aggregate, prevent or materially delay the consummation of the transactions contemplated by this Agreement.

     SECTION 4.4 Brokers or Finders. The Successor General Partner has not retained any agent, broker, investment banker, financial advisor or other firm or person that is or will be entitled to any brokers' or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement. The Successor General Partner shall indemnify and hold harmless each of the Sellers and their Affiliates from and against any Liability incurred by such Persons (including the fees, disbursements and related charges of counsel) arising out of any claim by a broker, finder, financial advisor or similar intermediary for any fee, commission or other compensation as a result of the Successor General Partner entering into this Agreement and the transactions contemplated by this Agreement.

     SECTION 4.5 Successor General Partner. The Successor General Partner was recently formed solely for the purpose of engaging in the transactions contemplated hereby and the Successor General Partner has not engaged in any other activities.

                                   ARTICLE V
                             ADDITIONAL AGREEMENTS

     SECTION 5.1 Access to Information. Prior to the Closing, the Sellers shall permit the Successor General Partner, and any of its representatives, advisors and consultants, to have reasonable access during normal business hours to the General Partner and the Sellers shall cooperate with the Successor General Partner and furnish promptly to the Successor General Partner all available information concerning the Assets and the Business the Successor General Partner may reasonably request.

     SECTION 5.2 Efforts to Close. (a) Upon the terms and subject to the conditions of this Agreement, each of the parties hereto shall use its commercially reasonable efforts, to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement as promptly as practicable including, without limitation, (i) the preparation and execution of all agreements necessary to effect the transactions contemplated hereby, including the admission of the Successor General Partner as general partner of the Partnerships, (ii) the preparation and filing of all forms, registrations and notices required to be filed to consummate the transactions contemplated by this Agreement and the taking of such actions as are necessary to obtain any requisite approvals, consents, orders, exemptions or waivers by any third party or Governmental Entity and (iii) using commercially reasonable efforts to cause the satisfaction of all conditions to Closing.

     Each party shall promptly consult with the other with respect to, and provide any necessary information with respect to, all filings made by such party with any Governmental Entity or any other information supplied by such party to a Governmental Entity in connection with this Agreement and the transactions contemplated by this Agreement. The Sellers and the Successor General Partner shall, with respect to a threatened or pending preliminary or permanent injunction or other order, decree or ruling or statute, rule, regulation or executive order that would adversely affect the ability of the parties hereto to consummate the transactions contemplated by this Agreement, use their respective commercially reasonable efforts to prevent the entry, enactment or promulgation thereof, as the case may be.

     (b) Prior to the Closing, each of the Sellers and the Successor General Partner shall promptly notify the other in writing of the occurrence (or non-occurrence) of any event or the existence of any

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circumstance of which any of the parties has knowledge, the occurrence (or non-occurrence) or the existence of which would be likely to cause any representation or warranty contained in Article III or Article IV hereof, as the case may be, to be untrue or inaccurate in any material respect and of any material failure of any Seller or the Successor General Partner to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that delivery of any notice pursuant to this
Section 5.2(b) shall not affect the conditions set forth in Article VI and shall not limit or otherwise affect any remedies available to the Successor General Partner or Sellers, as the case may be.

     SECTION 5.3 Further Assurances. From time to time after the Closing, without additional consideration, each of the Sellers and the Successor General Partner will execute and deliver such further instruments and take such other action as may be necessary to make effective the transactions contemplated by this Agreement.

     SECTION 5.4 Publicity. Except as otherwise required by law or the rules and regulations of the New York Stock Exchange or any other exchange on which shares of Affiliates of the Sellers are traded, for so long as this Agreement is in effect, the Successor General Partner and the Sellers shall not, and each of them shall cause their respective officers, directors, partners, Affiliates, representatives and agents not to, disclose or cause the disclosure of information, or issue or cause the publication of any press release or public announcement, with respect to the transactions contemplated by this Agreement, without the prior review and approval thereof (which approval shall not be unreasonably delayed or withheld) by the other parties hereto.

     SECTION 5.5 Name Change. Effective as of the Closing, Sellers shall cause the General Partner and any of Millennium's or the General Partner's Affiliates to delete 'Suburban Propane' from their respective names (to the extent such names include 'Suburban Propane') and initiate any necessary legal filings with the appropriate governmental authority to effectuate a name change to a new name that does not contain 'Suburban Propane' or a name confusingly similar to 'Suburban Propane.' Within 30 days of the Closing (and, as of the Closing, with respect to clause (i)), Sellers will cause each such entity to (i) complete any actions or filings required to delete 'Suburban Propane' as contemplated in the foregoing sentence and (ii) replace their current names (to the extent such current names include 'Suburban Propane') to their new company name on all stationery, business cards, real and personal property, directories, labels, advertising and promotional material, and any and all applications, registrations or other documents filed or to be filed with international, national and local governmental offices, agencies or authorities in any country.

     SECTION 5.6 Fees and Expenses. Except as otherwise provided in the Recap Agreement or in Section 5.7(b) of this Agreement, whether or not the transactions contemplated by this Agreement are consummated, each party shall bear its own fees and expenses incident to preparing for, entering into and carrying out this Agreement and consummation of the transactions contemplated by this Agreement.

     SECTION 5.7 Certain Tax Matters.

     (a) The General Partner shall be responsible for the payment of any Taxes relating to income of the MLP and the Operating Partnership allocated to the General Partner by virtue of being a partner in the MLP and the Operating Partnership for periods prior to the Closing. The Successor General Partner shall be responsible for the payment of any Taxes relating to income of the MLP and the Operating Partnership allocated to the Successor General Partner by virtue of being a partner in the MLP and the Operating Partnership for periods on or after the Closing.

     (b) The Successor General Partner and the Sellers shall each pay one-half of all transfer, recording, sales, use (including all bulk sales taxes) and other similar taxes and fees (collectively, the 'Transfer Taxes') arising out of or in connection with the transactions effected pursuant to this Agreement. The party which has the primary obligation to do so under applicable law shall file any Tax Return that is required to be filed in respect of Taxes described in this section. Such party shall pay the Taxes shown on such Tax Return and notify the other party in writing of the other party's share of Taxes for which it is responsible, if any, of the Taxes shown on such Tax Return and how such Taxes and share were

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calculated, which the other party shall reimburse by wire transfer of immediately available funds no later than ten days after receipt of such notice.

     (c) The Sellers and the Successor General Partner shall provide each other with such assistance as reasonably may be requested by either of them (and the Successor General Partner shall cause the MLP and the Operating Partnership to provide the Seller with such assistance as reasonably may be requested by the Seller) in connection with (i) the preparation of any Tax Return, or (ii) any audit or other examination by any taxing authority, or any judicial or administrative proceedings relating to liability for Taxes, and each will retain and provide the requesting party with any records or information which may be relevant to such return, audit or examination, proceeding or determination. Any information obtained pursuant to this Section 5.8(c) or pursuant to any other section hereof providing for the sharing of information or the review of any Tax Return or other schedule relating to Taxes shall be kept confidential by the parties hereto. For avoidance of doubt, reflecting on a Tax Return any information referred to in the preceding sentence does not violate the confidentiality requirement of the preceding sentence or of the Confidentiality Agreement.

     (d) The Sellers shall deliver to the Successor General Partner at the Closing an affidavit of the General Partner which meets the requirements of Treasury Regulation Section 1.1445-2(b)(2) and which attests to General Partner's non-foreign status (the 'FIRPTA Affidavit'). If the Successor General Partner receives the FIRPTA Affidavit at the Closing, the Successor General Partner shall not withhold any of the consideration paid to the Sellers under this agreement pursuant to Section 1445 of the Code (and regulations thereunder). If the Sellers shall fail to provide such certificate, the Successor General Partner shall withhold or, where appropriate, escrow such amount as necessary based on the Successor General Partner's reasonable estimate of the amount of such potential liability, or as determined by the appropriate taxing authority, to cover such Taxes until such time as certificates are provided.

                                   ARTICLE VI
                                   CONDITIONS

     SECTION 6.1 Conditions to Successor General Partner's Obligations. The obligation of the Successor General Partner to effect the transactions contemplated by this Agreement shall be subject to the satisfaction or waiver at or prior to the Closing of the following conditions which are for the benefit of the Successor General Partner only and may only be waived by the Successor General Partner at or prior to the Closing in its sole discretion:

          (a) Any applicable waiting period under the HSR Act in connection with the transactions contemplated by this Agreement shall have expired or been terminated.

          (b) No temporary restraining order, preliminary or permanent injunction or other similar order or decree of any Governmental Entity of competent jurisdiction shall have been issued and be in effect, and no action, proceeding or investigation (in the case of any investigation, of which the parties hereto have written notice) by any Governmental Entity or any other Person shall be pending or threatened in writing which, if adversely determined, would (i) prevent or impair in any material respect the consummation of the transactions contemplated by this Agreement, (ii) impose on the MLP or the Operating Partnership any material restrictions or requirements or (iii) cause any of the parties or their respective Affiliates to owe material damages to any third party as a result of the transactions contemplated hereby; provided, however, that the party invoking this condition shall use its commercially reasonably efforts to have any such order, injunction, action or proceeding vacated or otherwise resolved and this condition may not be invoked by any party whose failure to fulfill its obligations pursuant to Section 5.2 hereof shall have been the cause of, or shall have resulted in, the failure of this condition.

          (c) No statute, rule, or regulation of any nature shall have been enacted, entered, promulgated or enforced by any Governmental Entity, and shall be in effect, which restrains, prohibits or materially changes the transactions contemplated by this Agreement or the tax status of the Partnerships.

          (d) The representations and warranties of the Sellers in this Agreement qualified as to materiality or Material Adverse Effect shall be true and correct in all respects, in each case as of the date hereof and as of the Closing Date with the same effect as though such representations and warranties had been made at and as of the Closing Date, other than any such representations and warranties that expressly speak as of a specific date or time (which need only be true and correct as of such date or time), and the representations and warranties of the Sellers in this Agreement not so qualified shall be true and correct in all material respects, in each case as of the date hereof and as of the Closing Date with the same effect as though such representations and warranties had been made at and as of the Closing Date, other than representations and warranties that expressly speak as of a specific date or time (which need only be true and correct as of such date or time).

          (e) The Sellers shall have performed and complied with in all material respects all of their respective covenants and agreements required by this Agreement to be performed or complied with by them at or prior to the Closing.

          (f) Except for the transactions contemplated by this Agreement, there shall not have been any changes in the Assets or the Business since the date of this Agreement that have had, or are reasonably likely to have, a Material Adverse Effect on the Assets or Business.

          (g) The Sellers shall have delivered or caused to be delivered to the Successor General Partner each of the documents specified in Section 2.5(a) hereof.

          (h) The Purchaser shall have received financing in an amount sufficient to pay the Purchase Price.

          (i) The Recap Agreement shall be in full force and effect; all conditions precedent to the obligations of the Successor General Partner thereunder shall have been satisfied or waived as permitted thereunder, or will be satisfied concurrently with the Closing; and the transactions contemplated to occur at the Closing thereunder shall have occurred or will occur concurrently with the Closing.

     SECTION 6.2 Conditions to Obligation of the Sellers. The obligation of the Sellers to effect the transactions contemplated by this Agreement shall be subject to the satisfaction at or prior to the Closing of the following conditions, which are for the benefit of the Sellers only and may only be waived by the Sellers at or prior to the Closing in their sole discretion:

          (a) Any applicable waiting period under the HSR Act in connection with the transactions contemplated by this Agreement shall have expired or been terminated.

          (b) No temporary restraining order, preliminary or permanent injunction or other similar order or decree of any Governmental Entity of competent jurisdiction shall have been issued and be in effect, and no action, proceeding or investigation (in the case of any investigation, of which the parties hereto have written notice) by any Governmental Entity or any other Person shall be pending or threatened in writing which, if adversely determined, would (i) prevent or impair in any material respect the consummation of the transactions contemplated by this Agreement, (ii) impose on the MLP or the Operating Partnership any material restrictions or requirements or (iii) cause any of the parties or their respective Affiliates to owe material damages to any third party as a result of the transactions contemplated hereby; provided, however, that the party invoking this condition shall use its commercially reasonably efforts to have any such order, injunction, action or proceeding vacated or otherwise resolved and this condition may not be invoked by any of the Sellers if the failure of any Seller to fulfill its obligations pursuant to Section 5.2 hereof shall have been the cause of, or shall have resulted in, the failure of this condition.

          (c) No statute, rule, or regulation of any nature shall have been enacted, entered, promulgated or enforced by any Governmental Entity, and shall be in effect, which restrains, prohibits or materially changes the transactions contemplated by this Agreement.

          (d) The representations and warranties of the Successor General Partner in this Agreement qualified as to materiality or Material Adverse Effect shall be true and correct in all respects, in each case as of the date hereof and as of the Closing Date with the same effect as though such representations and warranties had been made at and as of the Closing Date, other than any such representations and warranties that expressly speak as of a specific date or time (which need only be true and correct as of such date or time), and the representations and warranties of the Successor General Partner in this Agreement not so qualified shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same effect as though such representations and warranties had been made at and as of such time, other than representations and warranties that speak as of a specific date or time (which need only be true and correct in all material respects as of such date or time).

          (e) The Successor General Partner shall have performed and complied with in all material respects all of its respective covenants and agreements required by this Agreement to be performed or complied with by it at or prior to the Closing.

          (f) The Recap Agreement shall be in full force and effect; all conditions precedent to the obligations of the General Partner thereunder shall have been satisfied or waived as permitted thereunder, or will be satisfied concurrently with the Closing; and the transactions contemplated to occur at the closing thereunder shall have occurred or will occur concurrently with the Closing.

                                  ARTICLE VII
                                  TERMINATION

     SECTION 7.1 Termination. This Agreement may be terminated at any time prior to the Closing by:

          (a) Consent of the Sellers and the Successor General Partner.

          (b) Either the Sellers or the Successor General Partner, if the Closing shall not have occurred on or before May 15, 1999, unless the failure to consummate the Closing by such date shall be due to the willful failure of the party seeking to terminate this Agreement to have fulfilled any of its obligations under this Agreement.

          (c) Either the Sellers or the Successor General Partner if any court of competent jurisdiction or other competent Governmental Entity shall have issued a statute, rule, regulation, order, decree or injunction or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such statute, rule, regulation, order, decree or injunction or other action shall have become final and non-appealable.

          (d) Either the Sellers or the Successor General Partner if the Recap Agreement is terminated under the terms therein.

     If the automatic termination date of the Recap Agreement set forth in
Section 7.01(b) therein is extended pursuant to Section 7.07 of the Recap Agreement or otherwise by the written consent of the parties, the automatic termination date of this Agreement set forth in Section 7.1(b) above also shall be deemed to be extended to the same date.

     SECTION 7.2 Effect of Termination. In the event of the termination of this Agreement pursuant to Section 7.1 hereof, this Agreement, except for Sections 3.8, 4.4, 5.4, 5.6 and 9.6 hereof, which shall survive any such termination, shall forthwith become void and have no effect, without any liability on the part of any party hereto or its Affiliates, trustees, directors, officers, partners or stockholders. Nothing contained in this Section 7.2 shall relieve any party from liability for any willful breach of this Agreement prior to such termination.

     SECTION 7.3 Extension; Waiver. At any time prior to the Closing, each of the parties hereto may (i) extend the time for the performance of any of the obligations or acts of the any other party hereto, (ii) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto, (iii) waive compliance with any of the agreements of the other party contained herein or (iv) waive any condition to its obligations hereunder. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party.

                                  ARTICLE VIII
                                    SURVIVAL

     SECTION 8.1 Survival. The representations and warranties contained in Articles III and IV shall survive the Closing for a period of one year after Closing (other than Section 3.7 which shall survive the Closing indefinitely). Any claim arising from a breach of a representation or warranty that survives the Closing must be asserted by written notice given in accordance with Section
9.1 by the close of business of the date the survival period terminates in order to be valid. If, prior to the close of business on the date the survival period terminates with respect to any representation or warranty, Sellers, on the one hand, or Successor General Partner, on the other hand, shall have notified the other pursuant to Section 9.1 of a claim hereunder (asserted in good faith and, to the extent known, with reasonable particularity as to the factual basis therefor) and such claim shall not have been finally resolved or disposed of at such date, then such representation or warranty that is the basis for such claim shall continue to survive as to that claim until such claim is finally resolved. All of the covenants of the parties set forth in this Agreement shall survive the Closing and continue in full force and effect according to their respective terms.

                                   ARTICLE IX
                                 MISCELLANEOUS

     SECTION 9.1 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally, when telecopied (with receipt confirmed), the next business day when deposited with Federal Express or other overnight courier (with proof of delivery) or three days after deposit in the U.S. mail when mailed (certified, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

        (a) if to the Successor General Partner, to:

            Suburban Energy Services Group LLC
            c/o Suburban Propane, L.P.
            One Suburban Plaza
            240 Route 10 West
            Whippany, NJ 07981-0206
            Fax: (973) 515-5982

            and

        (b) if to any Seller, to:

            Millennium Petrochemicals Inc.
            P.O. Box 7015
            230 Half Mile Road
            Red Bank, New Jersey 07701
            Attention: General Counsel
            Telecopy: (732) 933-5270

     SECTION 9.2 Amendments and Waivers. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the party against whom enforcement of any such modification or amendment is sought. Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party or parties entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

     SECTION 9.3 Headings. The article, section, paragraph and other headings contained in this Agreement are inserted for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

     SECTION 9.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

     SECTION 9.5 Entire Agreement. This Agreement, the Disclosure Schedule and the exhibits hereto, together with the Recap Agreement and the documents to be delivered pursuant thereto, constitute the entire agreement between the parties hereto with respect to the subject matter hereof, and supersede and cancel all prior agreements, negotiations, correspondence, undertakings, understandings and communications of the parties, oral and written, with respect to the subject matter hereof.

     SECTION 9.6 Governing Law. This Agreement, including all matters of construction, validity and performance, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts or choice of laws.

     SECTION 9.7 Assignment. This Agreement may not be assigned by any party hereto prior to Closing without the written consent of the other parties.

     SECTION 9.8 Binding Nature. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns. Except for the provisions of Article VIII which are intended for the benefit of, and to be enforceable by, any indemnitee and their respective successors, heirs and personal representatives, nothing in this Agreement, express or implied, is intended to or shall confer upon any other person or persons any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

     SECTION 9.9 Severability. This Agreement shall be deemed severable; the invalidity or unenforceability of any term or provision of this Agreement shall not affect the validity or enforceability of this Agreement or of any other term hereof, which shall remain in full force and effect. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, each party agrees that such restriction may be enforced to the maximum extent permitted by law, and each party hereby consents and agrees that the scope of such restriction may be judicially modified accordingly in any proceeding brought to enforce such restriction.

     SECTION 9.10 Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specified terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

     SECTION 9.11 Accounting and Financial Terms. All references herein to any financial or accounting terms shall be defined in accordance with GAAP unless expressly stated to the contrary. All references to dollar amounts shall mean U.S. dollars unless otherwise noted.

     SECTION 9.12 Construction. For the purposes hereof, (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other genders as the context requires, (ii) the words 'hereof', 'herein', and 'herewith' and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including the Disclosure Schedule and the exhibits hereto) and not to any particular provision of this Agreement, and article, section, paragraph, exhibit and schedule references are to the articles, sections, paragraphs, and exhibits and schedules of this Agreement unless otherwise specified, and (iii) the words 'including' and words of similar import when used in this Agreement shall mean 'including, without limitation,' unless otherwise specified.

     SECTION 9.13 Incorporation of Appendices, Exhibits and Schedules. The appendices, exhibits and the Disclosure Schedule referred to in this Agreement are incorporated herein and made a part hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                          SUBURBAN ENERGY SERVICES GROUP LLC

                                          By: /s/ KEVIN T. MCIVER
                                             .................................

                                             NAME:  KEVIN T. MCIVER
                                             TITLE: AUTHORIZED PERSON

                                          MILLENNIUM PETROCHEMICALS INC.

                                          By: /s/ GEORGE H. HEMPSTEAD, III
                                              .................................

                                              NAME:  GEORGE H. HEMPSTEAD, III
                                              TITLE: SENIOR VICE PRESIDENT

                                          SUBURBAN PROPANE GP, INC.

                                          By: /s/ GEORGE H. HEMPSTEAD, III
                                              .................................

                                              NAME:  GEORGE H. HEMPSTEAD, III
                                              TITLE: SENIOR VICE PRESIDENT

                                                                      APPENDIX A

                                  DEFINITIONS

     'Assets' shall have the meaning ascribed to such term in Section 2.1(a).

     'Assignment and Assumption' shall have the meaning ascribed to such term in
Section 2.5(a)(i).

     'Assumed Liabilities' shall have the meaning ascribed to such term in
Section 2.2(a).

     'Books and Records' shall mean originals or certified copies of all books and records of, or maintained by, Sellers that are in substantial part related to the Business.

     'Business' shall mean the businesses conducted by the General Partner on the date hereof and until the Closing, including, without limitation, the ownership, operation and management of the Assets (but excluding the business conducted by the Partnerships and their Subsidiaries).

     'Closing' shall have the meaning ascribed to such term in Section 2.4.

     'Closing Date' shall have the meaning ascribed to such term in Section 2.4.

     'Code' shall mean the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder.

     'Contract' shall have the meaning ascribed to such term in Section 3.3.

     'Contribution, Conveyance and Assumption Agreement' shall mean the Contribution, Conveyance and Assumption Agreement, dated as of March 4, 1996, by and among the MLP, the Operating Partnership, Quantum Chemical Corporation, the General Partner and Suburban Propane Inc.

     'Disclosure Schedule' shall mean the disclosure schedule delivered concurrently with the execution of this Agreement.

     'GAAP' shall mean United States generally accepted accounting principles as in effect on the date hereof.

     'HSR Act' shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

     'Interim Balance Sheet' shall have the meaning ascribed to such term in
Section 3.4(b).

     'Liabilities' shall mean any and all debts, liabilities, commitments and obligations, whether fixed, contingent or absolute, matured or unmatured, liquidated or unliquidated, accrued or unaccrued, known or unknown, whether or not required by GAAP to be reflected in financial statements or disclosed in the notes thereto.

     'Partnership Law' shall mean the Delaware Revised Uniform Limited Partnership Act, as in effect from time-to-time and other laws (statutory, common law or otherwise) relating to the assets, liabilities, rights and/or responsibilities of limited partnerships and/or their partners (in their capacities as such).

     'Proceeding' shall have the meaning ascribed to such term in Section
3.5(a).

     'Purchase Price' shall have the meaning ascribed to such term in Section 2.3(a).

     'Retained Assets' shall have the meaning ascribed to such term in Section 2.1(b).

     'Retained Liabilities' shall have the meaning ascribed to such term in
Section 2.2(b).

     'Sellers' shall have the meaning ascribed to such term in the preamble hereto.

     'Successor General Partner' shall have the meaning ascribed to such term in the preamble hereto.

     'Taxes' shall mean any federal, state, local or foreign tax of any kind whatsoever (and all related interest, additions to tax and penalties), including, without limitation, income, transfer, gains, gross receipts, excise, inventory, property (real, personal or intangible), custom duty, sales, use, license, withholding, payroll, employment, capital stock and franchise taxes imposed by any Governmental Entity, whether computed on a unitary, combined or any other basis.

     'Tax Return' shall mean any report, return, information return, statement, declaration or other document (including any related or supporting documentation) filed or required to be filed with any Governmental Entity in connection with any determination, assessment or collection of any Tax.

     'Transfer Taxes' shall have the meaning ascribed to such term in Section
5.7.

     'Year Ended Balance Sheets' shall have the meaning ascribed to such term in
Section 3.4(a).

                                                                       EXHIBIT B

                         FORM OF TERMINATION AGREEMENT

                        SUBURBAN PROPANE PARTNERS, L.P.
                               ONE SUBURBAN PLAZA
                               240 ROUTE 10 WEST
                            WHIPPANY, NJ 07981-0206

                                                                           , 199

MILLENNIUM AMERICA INC. (formerly Hanson America Inc.)
Suburban Propane GP, Inc.
230 Half Mile Road
Red Bank, NJ 07701

Attention:

               RE: Termination of Distribution Support Agreement

Ladies and Gentlemen:

     Reference is made to the Recapitalization Agreement dated as of November , 1998 by and among the undersigned, Suburban Propane, L.P., Suburban Propane GP, Inc., Millennium Petrochemicals Inc. and Suburban Energy Services Group LLC (the 'Recapitalization Agreement'). Pursuant to Section 2.01(b) of the Recapitalization Agreement, the Distribution Support Agreement dated as of
March 5, 1996 by and among us (the 'Distribution Support Agreement') is hereby terminated effective upon the Closing. From and after the Closing, all of the rights and obligations of the parties to the Distribution Support Agreement applicable to any period from and after the Closing shall be terminated and shall cease to have any further force or effect.

     Please indicate your agreement with the foregoing by executing and delivering to the undersigned at the above address a counterpart of this letter.

                                          Very truly yours,

                                          SUBURBAN PROPANE PARTNERS, L.P.

                                          By ...................................
                                             NAME:
                                             TITLE:

Agreed to as of the date first written
above:

MILLENNIUM AMERICA INC.

By ...................................
   NAME:
   TITLE:

SUBURBAN PROPANE GP, INC.

By ...................................
   NAME:
   TITLE:

                                                                   ANNEX C


                         {SECOND} AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                        SUBURBAN PROPANE PARTNERS, L.P.

                                              TABLE OF CONTENTS

                                                                                                       PAGE
                                                                                                     --------
                                                  ARTICLE I
                                                 DEFINITIONS
 1.1    Definitions...............................................................................    [8]  {1}
 1.2    Construction..............................................................................   [28] {16}
                                                 ARTICLE II
                                                ORGANIZATION
 2.1    Formation.................................................................................   [29] {17}
 2.2    Name......................................................................................   [29] {17}
 2.3    Registered Office; Registered Agent; Principal Office; Other Offices......................   [30] {17}
 2.4    Purpose and Business......................................................................   [30] {18}
 2.5    Powers....................................................................................   [30] {18}
 2.6    Power of Attorney.........................................................................   [31] {18}
 2.7    Term......................................................................................   [32] {19}
 2.8    Title to Partnership Assets...............................................................   [32] {19}
                                                 ARTICLE III
                                         RIGHTS OF LIMITED PARTNERS
 3.1    Limitation of Liability...................................................................   [33] {20}
 3.2    Management of Business....................................................................   [33] {20}
 3.3    Outside Activities of the Limited Partners................................................   [33] {20}
 3.4    Rights of Limited Partners................................................................   [34] {20}
                                                 ARTICLE IV
                      CERTIFICATES; RECORD HOLDERS; TRANSFER OF PARTNERSHIP INTERESTS;
                                     REDEMPTION OF PARTNERSHIP INTERESTS
 4.1    Certificates..............................................................................   [35] {21}
 4.2    Mutilated, Destroyed, Lost or Stolen Certificates.........................................   [35] {21}
 4.3    Record Holders............................................................................   [36] {22}
 4.4    Transfer Generally........................................................................   [36] {22}
 4.5    Registration and Transfer of Units........................................................   [37] {22}
 4.6    Transfer of a General Partner's Partnership Interest......................................   [38] {23}
 4.7    Transfer of Incentive Distribution Rights.................................................   [38] {24}
 4.8    [Transfer of APUs 39]{[Deleted.]}.........................................................        {24}
 4.9    Restrictions on Transfers.................................................................   [39] {24}
 4.10   Citizenship Certificates; Non-citizen Assignees...........................................   [39] {24}
 4.11   Redemption of Partnership Interests of Non-citizen Assignees..............................   [40] {25}
                                                  ARTICLE V
                         CAPITAL CONTRIBUTIONS AND ISSUANCE OF PARTNERSHIP INTERESTS
 5.1    Organizational Contributions..............................................................   [42] {26}
[5.2]
{5.2}   {Redemption of Subordinated Units and APUs}...............................................        {26}
{5.3}   Contributions by General Partner..........................................................   [42] {26}
[5.3]   [Contributions by Initial Limited Partners 42]
 5.4    Interest and Withdrawal...................................................................   [43] {27}
 5.5    Capital Accounts..........................................................................   [43] {28}
 5.6    Issuances of Additional Partnership Securities............................................   [47] {30}
 5.7    Limitations on Issuance of Additional Partnership Securities..............................         30
 5.8    Conversion of [Subordinated Units 49] {Incentive Distribution Rights}.....................        {32}

                                                                                                       PAGE
                                                                                                     --------
 5.9    Limited Preemptive Rights.................................................................   [50] {33}
 5.10   Splits and Combinations...................................................................   [51] {33}
 5.11   Fully Paid and Non-Assessable Nature of Limited Partner [Partnership] Interests...........   [52] {34}
{5.12}  {Loans from Partners}.....................................................................        {34}
                                                 ARTICLE VI
                                        ALLOCATIONS AND DISTRIBUTIONS
 6.1    Allocations for Capital Account Purposes..................................................   [52] {34}
 6.2    Allocations for Tax Purposes..............................................................   [61] {41}
 6.3    Requirement and Characterization of Distributions; Distributions to Record Holders........   [63] {42}
 6.4    Distributions of Available Cash from Operating Surplus....................................   [64] {43}
 6.5    Distributions of Available Cash from Capital Surplus......................................   [66] {45}
 6.6    Adjustment of Minimum Quarterly Distribution and Target Distribution [Levels].............   [66] {45}
[6.7]   [Special Provisions Relating to the Holders of Subordinated Units]........................        [67]
{6.7}   {Liquidity Arrangement}...................................................................        {45}
[6.8]   [Special Provisions Relating to the Holders of APUs]......................................        [67]
{6.8}   {[Deleted.]}..............................................................................        {46}
 6.9    Special Provisions Relating to the Holders of Incentive Distribution Rights...............   [67] {46}
 6.10   Entity-Level Taxation.....................................................................   [68] {46}
                                                ARTICLE {VII}
                          {MANAGEMENT} [VII] [MANAGEMENT] AND OPERATION OF BUSINESS
 7.1    Management................................................................................   [68] {47}
 7.2    The Board of Supervisors; Election and Appointment; Term; Manner of Acting................   [71] {49}
 7.3    Nominations of Elected Supervisors........................................................   [72] {49}
 7.4    Removal of Members of the Board of Supervisors............................................   [73] {50}
 7.5    Resignations of Members of the Board of Supervisors.......................................   [73] {50}
 7.6    Vacancies on the Board of Supervisors.....................................................   [73] {50}
 7.7    Meetings; Committees; Chairman............................................................   [73] {50}
 7.8    Officers..................................................................................   [75] {51}
 7.9    Compensation..............................................................................   [77] {53}
 7.10   Restrictions on General Partner's and Board of Supervisors' Authority.....................   [77] {53}
 7.11   Reimbursement of the General Partner; Employee Benefit Plans..............................   [78] {54}
 7.12   Outside Activities of the General Partner.................................................   [79] {54}
 7.13   Loans from the General Partner; Contracts with Affiliates; Certain Restrictions on the
          General Partner.........................................................................   [80] {55}
 7.14   Indemnification...........................................................................   [82] {56}
 7.15   Liability of Indemnitees..................................................................   [83] {58}
 7.16   Resolution of Conflicts of Interest.......................................................   [84] {58}
 7.17   Other Matters Concerning the General Partner and the Board of Supervisors.................   [86] {59}
 7.18   Purchase or Sale of Units.................................................................   [87] {60}
 7.19   Registration Rights of the General Partner and its Affiliates.............................   [87] {60}
 7.20   Reliance by Third Parties.................................................................   [89] {62}
                                               ARTICLE {VIII}
                           {BOOKS} [VIII] [BOOKS], RECORDS, ACCOUNTING AND REPORTS
 8.1    Records and Accounting....................................................................   [90] {63}
 8.2    Fiscal Year...............................................................................   [90] {63}
 8.3    Reports...................................................................................   [90] {63}

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

                                                                                                       PAGE
                                                                                                     --------
                                                ARTICLE {IX}
                                           {TAX} [IX TAX] MATTERS
 9.1    Tax Returns and Information...............................................................   [91] {63}
 9.2    Tax Elections.............................................................................   [91] {63}
 9.3    Tax Controversies.........................................................................   [92] {64}
 9.4    Withholding...............................................................................   [92] {64}
                                                 ARTICLE {X}
                                    {ADMISSION} [X ADMISSION] OF PARTNERS
10.1    Admission of Initial Limited [Partner 92] {Partners}......................................        {64}
10.2    Admission of Substituted Limited Partners.................................................   [92] {64}
10.3    Admission of Successor General Partner....................................................   [93] {65}
10.4    Admission of Additional Limited Partners..................................................   [93] {65}
10.5    Amendment of Agreement and Certificate of Limited Partnership.............................   [94] {65}
                                                ARTICLE {XI}
                            {WITHDRAWAL} [XI] [WITHDRAWAL] OR REMOVAL OF PARTNERS
11.1    Withdrawal of the General Partner.........................................................   [94] {66}
11.2    Removal of the General Partner............................................................   [96] {67}
11.3    Interest of Departing Partner and Successor General Partner; Delegation of Authority to
          the Board of Supervisors by Successor General Partner...................................   [96] {67}
[11.4]  [Termination of Subordination Period, Conversion of Subordinated Units, Extinguishment of
          Cumulative Common Unit Arrearages and Termination of Distribution Support Obligations
          Upon Removal of the General Partner Without Cause]......................................        [98]
{11.4}  {[Deleted.]}..............................................................................        {68}
11.5    Withdrawal of Limited Partners............................................................   [98] {69}
                                                ARTICLE {XII}
                               {DISSOLUTION} [XII DISSOLUTION] AND LIQUIDATION
12.1    Dissolution...............................................................................   [98] {69}
12.2    Continuation of the Business of the Partnership After Dissolution.........................   [99] {69}
12.3    Liquidator................................................................................  [100] {70}
12.4    Liquidation...............................................................................  [100] {70}
12.5    Cancellation of Certificate of Limited Partnership........................................  [101] {71}
12.6    Return of {Capital} Contributions.........................................................  [101] {71}
12.7    Waiver of Partition.......................................................................  [102] {71}
12.8    Capital Account Restoration...............................................................  [102] {71}
                                               ARTICLE {XIII}
                {AMENDMENT} [XIII AMENDMENT] OF PARTNERSHIP AGREEMENT; MEETINGS; RECORD DATE
13.1    Amendment to be Adopted Solely by the Board of Supervisors................................  [102] {71}
13.2    Amendment Procedures......................................................................  [104] {72}
13.3    Amendment Requirements....................................................................  [104] {72}
13.4    Tri-Annual and Special Meetings...........................................................  [105] {73}
13.5    Notice of a Meeting.......................................................................  [106] {74}
13.6    Record Date...............................................................................  [106] {74}
13.7    Adjournment...............................................................................  [106] {74}
13.8    Waiver of Notice; Approval of Meeting; Approval of Minutes................................  [106] {74}
13.9    Quorum....................................................................................  [107] {74}
13.10   Conduct of a Meeting......................................................................  [107] {75}

                                                                                                       PAGE
                                                                                                     --------
13.11   Action Without a Meeting..................................................................  [107] {75}
13.12   Voting and Other Rights...................................................................  [108] {75}
                                                ARTICLE {XIV}
                                            {MERGER} [XIV MERGER]
14.1    Authority.................................................................................  [109] {76}
14.2    Procedure for Merger or Consolidation.....................................................  [109] {76}
14.3    Approval by Limited Partners of Merger or Consolidation...................................  [110] {76}
14.4    Certificate of Merger.....................................................................  [110] {77}
14.5    Effect of Merger..........................................................................  [111] {77}
                                                ARTICLE {XV}
                                     {RIGHT} [XV RIGHT] TO ACQUIRE UNITS
15.1    Right to Acquire Units....................................................................  [111] {77}
                                                ARTICLE {XVI}
                                     {GENERAL} [XVI GENERAL] PROVISIONS
16.1    Addresses and Notices.....................................................................  [113] {79}
16.2    Further Action............................................................................  [114] {79}
16.3    Binding Effect............................................................................  [114] {79}
16.4    Integration...............................................................................  [114] {79}
16.5    Creditors.................................................................................  [114] {79}
16.6    Waiver....................................................................................  [114] {79}
16.7    Counterparts..............................................................................  [114] {79}
16.8    Applicable Law............................................................................  [115] {80}
16.9    Invalidity of Provisions..................................................................  [115] {80}
16.10   Consent of Partners.......................................................................  [115] {80}
Exhibit A -- Form of Certificate Evidencing Common Unit.......................................      [117] {A-1}

                         {SECOND} AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                        SUBURBAN PROPANE PARTNERS, L.P.

     THIS {SECOND} AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF SUBURBAN PROPANE PARTNERS, L.P. dated as of [March 4, 1996] {__________, 1999}, is entered into by and among SUBURBAN [Propane GP, Inc., a Delaware corporation] {ENERGY SERVICES GROUP LLC, a Delaware limited liability company}, as the General Partner, and [Quantum Chemical Corporation, as the Organizational Limited Partner, together with any other Persons who] {those Persons who are or} become Partners in the Partnership or parties hereto as provided herein. In consideration of the covenants, conditions and agreements contained herein, the parties hereto hereby agree as follows:

                              {R E C I T A L S :}

     {WHEREAS, Suburban Propane GP, Inc., a Delaware corporation and the initial general partner of the Partnership (the 'Initial General Partner'), and certain other parties organized the Partnership as a Delaware limited partnership pursuant to an Amended and Restated Agreement of Limited Partnership dated as of March 4, 1996 (the 'Original Agreement'); and}

     {WHEREAS, the Partnership, the Operating Partnership, the Initial General Partner, Millennium and the General Partner have entered into that Recapitalization Agreement dated as of November 27, 1998 (the 'Recapitalization Agreement') providing for a recapitalization of the Partnership (the 'Recapitalization') that includes, among other things, (i) the redemption of all outstanding Subordinated Units and APUs, (ii) certain amendments to the Original Agreement and the Original Operating Partnership Agreement, (iii) the termination of the Distribution Support Agreement, (iv) the purchase by the General Partner of the general partner interest in the Partnership and the Operating Partnership and the Incentive Distribution Rights pursuant to that Purchase Agreement dated as of November 27, 1998 (the 'Purchase Agreement') among the Initial General Partner, Millennium and the General Partner, and (v) the election of Suburban Energy Services Group LLC as the successor general partner of the Partnership and the Operating Partnership; and}

     {WHEREAS, the Recapitalization has been submitted to, and approved by the requisite vote of, the Limited Partners; and}

     {WHEREAS, the Board of Supervisors has the authority to adopt certain amendments to this Agreement relating to the Recapitalization without the approval of any Limited Partner or Assignee to reflect, among other things, a change that, in the discretion of the Board of Supervisors, does not adversely affect the Limited Partners in any material respect.}

     {NOW, THEREFORE, the Original Agreement is hereby amended and restated in its entirety as follows:}

                                   ARTICLE I
                                  DEFINITIONS

1.1 Definitions.

     The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

     'Acquisition' means any transaction in which any Group Member acquires (through an asset acquisition, merger, stock acquisition or other form of investment) control over all or a portion of the assets, properties or business of another Person for the purpose of increasing the operating capacity of the Partnership Group from the operating capacity of the Partnership Group existing immediately prior to such transaction.

     'Additional Book Basis' means the portion of any remaining Carrying Value of an Adjusted Property that is attributable to positive adjustments made to such Carrying Value as a result of Book-

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
Up Events. For purposes of determining the extent to which Carrying Value constitutes Additional Book Basis:

          (i) Any negative adjustment made to the Carrying Value of an Adjusted Property as a result of either a Book-Down Event or a Book-Up Event shall first be deemed to offset or decrease that portion of the Carrying Value of such Adjusted Property that is attributable to any prior positive adjustments made thereto pursuant to a Book-Up Event or Book-Down Event.

          (ii) If Carrying Value that constitutes Additional Book Basis is reduced as a result of a Book-Down Event and the Carrying Value of other property is increased as a result of such Book-Down Event, an allocable portion of any such increase in Carrying Value shall be treated as Additional Book Basis; provided that the amount treated as Additional Book Basis pursuant hereto as a result of such Book-Down Event shall not exceed the amount by which the Aggregate Remaining Net Positive Adjustments after such Book-Down Event exceeds the remaining Additional Book Basis attributable to all of the Partnership's Adjusted Property after such Book-Down Event (determined without regard to the application of this clause (ii) to such Book-Down Event).

     'Additional Book Basis Derivative Items' means any Book Basis Derivative Items that are computed with reference to Additional Book Basis. To the extent that the Additional Book Basis attributable to all of the Partnership Adjusted Property as of the beginning of any taxable period exceeds the Aggregate Remaining Net Positive Adjustments as of the beginning of such period (the 'Excess Additional Book Basis'), the Additional Book Basis Derivative Items for such period shall be reduced by the amount that bears the same ratio to the amount of Additional Book Basis Derivative Items determined without regard to this sentence as the Excess Additional Book Basis bears to the Additional Book Basis as of the beginning of such period.

     'Additional Limited Partner' means a Person admitted to the Partnership as a Limited Partner pursuant to Section 10.4 and who is shown as such on the books and records of the Partnership.

     'Adjusted Capital Account' means the Capital Account maintained for each Partner as of the end of each fiscal year of the Partnership, (a) increased by any amounts that such Partner is obligated to restore under the standards set by Treasury Regulation Section 1.704-1(b)(2)(ii)(c) (or is deemed obligated to restore under Treasury Regulation Sections 1.704-2(g) and 1.704-2(i)(5)) and
(b) decreased by (i) the amount of all losses and deductions that, as of the end of such fiscal year, are reasonably expected to be allocated to such Partner in subsequent years under Sections 704(e)(2) and 706(d) of the Code and Treasury Regulation Section 1.751-1(b)(2)(ii), and (ii) the amount of all distributions that, as of the end of such fiscal year, are reasonably expected to be made to such Partner in subsequent years in accordance with the terms of this Agreement or otherwise to the extent they exceed offsetting increases to such Partner's Capital Account that are reasonably expected to occur during (or prior to) the year in which such distributions are reasonably expected to be made (other than increases as a result of a minimum gain chargeback pursuant to Section [6.1(d)(i) or 6.1(d)(ii))] {6.1(e)(i) or 6.1(e)(ii))}. The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Treasury Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith. The 'Adjusted Capital Account' of a Partner in respect of a [general partner interest] {General Partner Unit}, a Common Unit, [a Subordinated Unit, an APU] or an Incentive Distribution Right or any other specified interest in the Partnership shall be the amount which such Adjusted Capital Account would be if such [general partner interest] {General Partner Unit}, Common Unit, [Subordinated Unit, APU,] Incentive Distribution Right or other interest in the Partnership were the only interest in the Partnership held by a Partner from and after the date on which such [general partner interest] {General Partner Unit}, Common Unit, [Subordinated Unit, APU], Incentive Distribution Right or other interest was first issued.

     'Adjusted Operating Surplus' means, with respect to any period, Operating Surplus generated during such period as adjusted to (a) exclude Operating Surplus attributable to (i) any net increase in working capital borrowings during such period, (ii) any net reduction in cash reserves for Operating Expenditures during such period not relating to an Operating Expenditure during such period and (iii) any capital contributed to purchase APUs pursuant to the Distribution Support Agreement during such period and (b) include (i) any net decrease in working capital borrowings during such period and (ii) any net increase in cash reserves for Operating Expenditures during such period required by any debt instrument for the subsequent repayment of principal, interest or premium on indebtedness.

Adjusted Operating Surplus does not include that portion of Operating Surplus included in clause (a)(i) of the definition of Operating Surplus.

     'Adjusted Property' means any property the Carrying Value of which has been adjusted pursuant to Section 5.5(d)(i) or 5.5(d)(ii). Once an Adjusted Property is deemed [distributed by, and recontributed to], {contributed to a new partnership in exchange for an interest in the new partnership, followed by a deemed liquidation of} the Partnership for federal income tax purposes upon a termination [thereof] {of the Partnership} pursuant to {Treasury Regulation} Section [708 of the Code] {1.708-(b)(1)(iv)}, such property shall thereafter constitute a Contributed Property until the Carrying Value of such property is subsequently adjusted pursuant to Section 5.5(d)(i) or 5.5(d)(ii).

     'Affiliate' means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term 'control' means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

     {'Aggregate Ceiling' means (i) $21.6 million from the Closing through the close of business on December 31, 2000 and (ii) $11.0 million from January 1, 2001 through the end of the Support Period.}

     'Aggregate Remaining Net Positive Adjustments' means, as of the end of any taxable period, the sum of the Remaining Net Positive Adjustments of all the Partners.

     'Agreed Allocation' means any allocation, other than a Required Allocation, of an item of income, gain, loss or deduction pursuant to the provisions of
Section 6.1, including, without limitation, a Curative Allocation (if appropriate to the context in which the term 'Agreed Allocation' is used).

     'Agreed Value' of any Contributed Property means the fair market value of such property or other consideration at the time of contribution as determined by the Board of Supervisors using such reasonable method of valuation as it may adopt[; provided, however, that the Agreed Value of any property deemed contributed to the Partnership for federal income tax purposes upon termination and reconstitution thereof pursuant to Section 708 of the Code shall be determined in accordance with Section 5.5(c)(i). Subject to Section 5.5(c)(i), the].{ The} Board of Supervisors shall, in its discretion, use such method as it deems reasonable and appropriate to allocate the aggregate Agreed Value of Contributed Properties contributed to the Partnership in a single or integrated transaction among each separate property on a basis proportional to the fair market value of each Contributed Property.

     'Agreement' means this {Second} Amended and Restated Agreement of Limited Partnership of Suburban Propane Partners, L.P., as it may be amended, supplemented or restated from time to time.

     'Appointed Supervisors' means the two members of the [initial Board of Supervisors designated as such pursuant to Section 7.2(a), and thereafter the two members of the] Board of Supervisors appointed by the General Partner in accordance with the provisions of Article VII.

     {'APUs' means the APUs issued to the Initial General Partner in exchange for a cash contribution} [APU' means a non-voting, limited partner Partnership Interest issued (at a rate of $100 per APU) pursuant to Section 5.6 and in accordance with the Distribution Support Agreement, which non-voting, limited partner Partnership Interest shall confer upon the holder thereof only the rights and obligations specifically provided in this Agreement with respect to APUs (and no other rights otherwise available to holders of a Partnership Interest).]

     ['APU Guarantor' means Hanson America as guarantor of the General Partner's obligation to contribute cash to the Partnership in exchange for APUs] pursuant to the Distribution Support Agreement[, unless and until Hanson America has transferred its obligations under the Distribution Support Agreement to a transferee pursuant to and in compliance with the terms of the Distribution Support Agreement, and thereafter shall mean the transferee of such obligations.]

     'Assignee' means a Non-citizen Assignee or a Person to whom one or more Units {representing a Limited Partner Interest} have been transferred in a manner permitted under this Agreement and who has executed and delivered a Transfer Application as required by this Agreement, but who has not been admitted as a Substituted Limited Partner.

     'Associate' means, when used to indicate a relationship with any Person,
(a) any corporation or organization of which such Person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock {or other voting interest}; (b) any trust or other estate in which such Person has at least a 20% beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity; and (c) any relative or spouse of such Person, or any relative of such spouse, who has the same residence as such Person.

     'Audit Committee' means a committee of the Board of Supervisors of the Partnership composed of two or more of the Elected Supervisors then serving.

     'Available Cash,' means, with respect to any Quarter ending prior to the Liquidation Date,

          (a) the sum of (i) all cash and cash equivalents of the Partnership Group on hand at the end of such Quarter, and (ii) all additional cash and cash equivalents of the Partnership Group on hand on the date of determination of Available Cash with respect to such Quarter resulting from borrowings for working capital purposes [and purchases of APUs, in each case] subsequent to the end of such Quarter, less

          (b) the amount of any cash reserves that is necessary or appropriate in the reasonable discretion of the Board of Supervisors to (i) provide for the proper conduct of the business of the Partnership Group (including reserves for future capital expenditures) subsequent to such Quarter, (ii) comply with applicable law or any loan agreement, security agreement, mortgage, debt instrument or other agreement or obligation to which any [member of the Partnership Group] {Group Member} is a party or by which it is bound or its assets are subject or (iii) provide funds for distributions under Section 6.4 or 6.5 in respect of any one or more of the next four Quarters; provided, however, that the Board of Supervisors may not establish cash reserves pursuant to (iii) above if the effect of such reserves would be that the Partnership is unable to distribute the Minimum Quarterly Distribution on all Common Units with respect to such Quarter; and, provided further, that disbursements made by a Group Member or cash reserves established, increased or reduced after the end of such Quarter but on or before the date of determination of Available Cash with respect to such Quarter shall be deemed to have been made, established, increased or reduced, for purposes of determining Available Cash, within such Quarter if the Board of Supervisors so determines.

     Notwithstanding the foregoing, 'Available Cash' with respect to the Quarter in which the Liquidation Date occurs and any subsequent Quarter shall equal zero.
     'Board of Supervisors' shall mean the [seven] {five}-member board of supervisors of the Partnership, [initially composed of the seven supervisors appointed to the initial Board of Supervisors pursuant to Section 7.2(a), and thereafter] {composed} of the two Appointed Supervisors[,] and three Elected [Supervisors and two Management] Supervisors appointed or elected, as the case may be, in accordance with the provisions of Article VII, to whom the General Partner irrevocably delegates, and in which is vested, pursuant to Section 7.1, and subject to Section 7.10, the power to manage the business and activities of the Partnership. The Board of Supervisors shall constitute a committee with the meaning of Section 17-303(b)(7) of the Delaware Act.

     'Book Basis Derivative Items' means any item of income, deduction, gain, or loss included in the determination of Net Income or Net Loss that is computed with reference to the Carrying Value of an Adjusted Property (e.g., depreciation, depletion, or gain or loss with respect to an Adjusted Property).

     'Book-Down Event' means an event which triggers a negative adjustment to the Capital Accounts of the Partners pursuant to Section 5.5(d).

     ['Book-Up Event' means an event which triggers a positive adjustment to the Capital Accounts of the Partners pursuant to Section 5.5(d).]

     'Book-Tax Disparity' means with respect to any item of Contributed Property or Adjusted Property, as of the date of any determination, the difference between the Carrying Value of such Contributed Property or Adjusted Property and the adjusted basis thereof for federal income tax purposes as of such date. A Partner's share of the Partnership's Book-Tax Disparities in all of its Contributed Property and Adjusted Property will be reflected by the difference between such Partner's

Capital Account balance as maintained pursuant to Section 5.5 and the hypothetical balance of such Partner's Capital Account computed as if it had been maintained strictly in accordance with federal income tax accounting principles.

     {'Book-Up Event' means an event which triggers a positive adjustment to the Capital Accounts of the Partners pursuant to Section 5.5(d).}

     'Business Day' means Monday through Friday of each week, except that a legal holiday recognized as such by the government of the United States of America or the states of New York or New Jersey shall not be regarded as a Business Day.

     'Capital Account' means the capital account maintained for a Partner pursuant to Section 5.5. The 'Capital Account' of a Partner in respect of a [general partner interest] {General Partner Unit}, a Common Unit, [a Subordinated Unit, an APU,] an Incentive Distribution Right or any other Partnership Interest shall be the amount which such Capital Account would be if such [general partner interest] {General Partner Unit}, Common Unit, [Subordinated Unit, APU,] Incentive Distribution Right[,] or other Partnership Interest were the only interest in the Partnership held by a Partner from and after the date on which such [general partner interest] {General Partner Unit}, Common Unit, [Subordinated Unit, APU,] Incentive Distribution Right or other Interest was first issued.

     'Capital Contribution' means any cash, cash equivalents or the Net Agreed Value of Contributed Property that a Partner contributes {or has contributed} to the Partnership pursuant to this Agreement or the [Distribution Support] {Contribution and Conveyance} Agreement.

     'Capital Improvements' means (a) additions or improvements to the capital assets owned by any Group Member or (b) the acquisition of existing or the construction of new capital assets (including retail distribution outlets, propane tanks, pipeline systems, storage facilities and related assets), made to increase the operating capacity of the Partnership Group from the operating capacity of the Partnership Group existing immediately prior to such addition, improvement, acquisition or construction.

     'Capital Surplus' has the meaning assigned to such term in Section 6.3(a).

     'Capitalized Lease Obligations' means obligations to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real and/or personal property, which obligations are accounted for as a capital lease on a balance sheet under U.S. GAAP; for the purpose hereof the amount of such obligations shall be the capitalized amount reflected on such balance sheet.

     'Carrying Value' means (a) with respect to a Contributed Property, the Agreed Value of such property reduced (but not below zero) by all depreciation, amortization and cost recovery deductions charged to the Partners' and Assignees' Capital Accounts in respect of such Contributed Property, and (b) with respect to any other Partnership property, the adjusted basis of such property for federal income tax purposes, all as of the time of determination. The Carrying Value of any property shall be adjusted from time to time in accordance with Sections 5.5(d)(i) and 5.5(d)(ii) and to reflect changes, additions or other adjustments to the Carrying Value for dispositions and acquisitions of Partnership properties, as deemed appropriate by the Board of Supervisors.

     'Cause' means a court of competent jurisdiction has entered a final, non-appealable judgment finding a Person liable for actual fraud, gross negligence or willful or wanton misconduct in its capacity as general partner of the Partnership or as a member of the Board of Supervisors, as the case may be.

     'Certificate' means a certificate, {(a)} substantially in the form of Exhibit A to this Agreement [or]{, (b) issued in global form in accordance with the rules and regulations of the Depositary or (c)} in such other form as may be adopted by the Board of Supervisors in its discretion, issued by the Partnership evidencing ownership of one or more Common Units or a certificate, in such form as may be adopted by the Board of Supervisors in its discretion, issued by the Partnership evidencing ownership of one or more other Partnership Interests.

     'Certificate of Limited Partnership' means the Certificate of Limited Partnership of the Partnership filed with the Secretary of State of the State of Delaware as referenced in Section 2.1, as such Certificate of Limited Partnership may be amended, supplemented or restated from time to time.

     'Citizenship Certification' means a properly completed certificate in such form as may be specified by the Board of Supervisors by which an Assignee or a Limited Partner certifies that he (and if he is a nominee holding for the account of another Person, that to the best of his knowledge such other Person) is an Eligible Citizen.

     'claim' has the meaning assigned to such term in Section 7.19(c).

     {'Closing' has the meaning assigned to such term in the Recapitalization Agreement.}

     'Closing Date' means the [first date on which Common Units are sold by the Partnership to the Underwriters pursuant to the provisions of the Underwriting Agreement.] {date on which the Closing occurs.}

     'Closing Price' has the meaning assigned to such term in Section 15.1(a).

     'Code' means the Internal Revenue Code of 1986, as amended and in effect from time to time. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

     'Combined Interest' has the meaning assigned to such term in Section
11.3(a).

     {'Common Unitholder' means a Unitholder holding Common Units.}

     'Commission' means the United States Securities and Exchange Commission.

     'Common Unit' means a Unit representing a fractional part of the Partnership Interests of all Limited Partners and Assignees and having the rights and obligations specified with respect to Common Units in this Agreement.

     'Common Unit Arrearage' means, with respect to any Common Unit, whenever issued, as to any Quarter [within the Subordination Period] {through the Quarter ending March 31, 2001}, the excess, if any, of (a) the Minimum Quarterly Distribution with respect to such Common Unit in respect of such Quarter over
(b) the sum of all Available Cash distributed with respect to such Common Unit in respect of such Quarter pursuant to Section 6.4(a)[(i)].

     'Contributed Property' means each property or other asset, in such form as may be permitted by the Delaware Act, but excluding cash, contributed to the Partnership (or deemed contributed to the Partnership on termination and reconstitution thereof pursuant to Section 708 of the Code). Once the Carrying Value of a Contributed Property is adjusted pursuant to Section 5.5(d), such property shall no longer constitute a Contributed Property, but shall be deemed an Adjusted Property.

     'Contribution and Conveyance Agreement' means that certain Contribution, Conveyance and Assumption Agreement, dated as of March 4, 1996, among the {Initial} General Partner, the Partnership, the Operating Partnership and certain other parties, together with the additional conveyance documents and instruments contemplated or referenced thereunder.

     'Cumulative Common Unit Arrearage' means, with respect to any Common Unit, whenever issued, and as of the end of any Quarter, the excess, if any, of (a) the sum resulting from adding together the Common Unit Arrearage as to an Initial Common Unit for each of the Quarters [within the Subordination Period] {through the Quarter ending March 31, 2001} ending on or before the last day of such Quarter over (b) the sum of any distributions theretofore made pursuant to Section [6.4(a)(ii)] {6.4(b)} and the second sentence of Section 6.5 with respect to an Initial Common Unit (including any distributions to be made in respect of the last of such Quarters).

     {'Conversion Notice' has the meaning assigned to such term in Section 5.8(a).}

     'Curative Allocation' means any allocation of an item of income, gain, deduction, loss or credit pursuant to the provisions of Section [6.1(d)(xi)] {6.1(e)(xi)}.

     'Current Market Price' has the meaning assigned to such term in Section 15.1(a).

     'Delaware Act' means the Delaware Revised Uniform Limited Partnership Act, 6 Del C. 'SS'17-101, et seq., as amended, supplemented or restated from time to time, and any successor to such statute.

     'Departing Partner' means a former General Partner from and after the effective date of any withdrawal or removal of such former General Partner pursuant to Section 11.1 or 11.2{, including the Initial General Partner from and after the Closing.}

     {'Depositary' means, with respect to any Units issued in global form, The Depository Trust Company and its successors and permitted assigns.}

     'Distribution Support Agreement' means the Distribution Support Agreement[, dated as of the Closing Date, among the General Partner, the APU Guarantor and the Partnership, which sets forth the agreement of the General Partner, the APU Guarantor and the Partnership relating to the purchase of APUs by the] {dated as of March 5, 1996 among the Partnership, the Initial} General Partner and [the APU Guarantor's guarantee of the General Partner's obligation to purchase APUs thereunder.] {Hanson America Inc.}

     'Economic Risk of Loss' has the meaning set forth in Treasury Regulation
Section 1.752-2(a).

     'Elected Supervisors' means the three members of the [initial] Board of Supervisors [designated as such pursuant to Section 7.2(a), and thereafter the three members of the Board of Supervisors] {who are elected or appointed as such in accordance with the provisions of Article VII and} who may not be employees, officers or directors of the General Partner, any Group Member or any Affiliate of the General Partner or any Group Member [and who are elected or appointed as such in accordance with the provisions of Article VII.]

     'Eligible Citizen' means a Person qualified to own interests in real property in jurisdictions in which any Group Member does business or proposes to do business from time to time, and whose status as a Limited Partner or Assignee does not or would not subject such Group Member to a significant risk of cancellation or forfeiture of any of its properties or any interest therein.

     'Event of Withdrawal' has the meaning assigned to such term in Section 11.1(a).

     ['First Liquidation Target Amount' has the meaning assigned to such term in
Section 6.1(c)(i)(E).]

     ['First Target Distribution' means $0.55 per Unit (or, with respect to the period commencing on the Closing Date and ending on June 29, 1996, the product of $0.55 multiplied by the sum of (x) 1.00 and (y) a fraction of which the numerator is the number of days in the period commencing on the Closing Date and ending on March 30, 1996, and of which the denominator is 90), subject to adjustment in accordance with Sections 6.6 and 6.10.]

     'General Partner' means Suburban [Propane GP, Inc.] {Energy Services Group LLC} and its successors as general partner of the Partnership.

     {'General Partner Interest' means the ownership interest of the General Partner in the Partnership (in its capacity as a general partner without reference to any Limited Partner Interest held by it) which is evidenced by General Partner Units and includes any and all benefits to which the General Partner is entitled as provided in this Agreement, together with all obligations of the General Partner to comply with the terms and provisions of this Agreement.}

     {'General Partner Unit' means a Unit representing a fractional part of the General Partner Interest and having the rights and obligations specified with respect to the General Partner Interest.}

     {'General Partner Unitholder' means a Unitholder holding General Partner Units.}

     'Group' means a Person [that] {which}, with or through any of its Affiliates or Associates{,} has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent given to such Person in response to a proxy or consent solicitation made to 10 or more Persons) or disposing of any Partnership Securities with any other Person that beneficially owns, or whose Affiliates or Associates beneficially own, directly or indirectly, Partnership Securities.

     'Group Member' means a member of the Partnership Group.

     ['Hanson' means Hanson PLC, a public limited company organized under the Laws of the United Kingdom.]

     ['Hanson America' means Hanson America Inc., a Delaware corporation, and its successors.]

     ['Holder'] {'Holder',} as used in Section 7.19, has the meaning assigned to such term in Section 7.19(a).

     ['Incentive Distributions' means any amount of cash distributed to the holders of the Incentive Distribution Rights pursuant to Sections 6.4(a)(vi),
(vii) and (viii) and 6.4(b)(iv), (v) and (vi).]

     'Incentive Distribution Right' means a non-voting, limited partner Partnership Interest [issued to the General Partner in connection with the transfer of its assets to the Partnership pursuant to Section 5.2, which Partnership Interest]{, which} shall confer upon the holder thereof only the rights and obligations specifically provided in this Agreement with respect to Incentive Distribution Rights (and no other rights otherwise available to or other obligations of holders of a Partnership Interest).

     'Indebtedness', as used in Section 7.10(b), means, as applied to any Person, without duplication, any indebtedness, exclusive of deferred taxes, (i) in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof); (ii) evidenced by bonds, notes, debentures or similar instruments or letters of credit in support of bonds, notes, debentures or similar instruments; (iii) representing the balance deferred and unpaid of the purchase price of any property, if and to the extent such indebtedness would appear as a liability on a balance sheet of such Person prepared in accordance with U.S. GAAP (but excluding trade accounts payable arising in the ordinary course of business that are not overdue by more than 90 days or are being contested by such Person in good faith); (iv) any Capitalized Lease Obligations of such Person; and (v) Indebtedness of others guaranteed by such Person, including, without limitation, every obligation of such Person (A) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, or (B) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness.

     'Indemnified Persons' has the meaning assigned to such term in Section 7.19(c).

     'Indemnitee' means (a) the members of the Board of Supervisors, (b) the General Partner, any Departing Partner and any Person who is or was an Affiliate of the General Partner or any Departing Partner, (c) any Person who is or was a {member, partner,} director, [supervisor,] officer, employee, agent or trustee of [the Partnership, the Operating Partnership or any other Subsidiary, (d)] {any Group Member, the General Partner or any Departing Partner or any Affiliate of any Group Member, the General Partner or any Departing Partner and (e)} any Person who is or was [an officer, director, employee, agent or trustee of] {serving at the request of the Board of Supervisors,} the General Partner or any Departing Partner or any [such Affiliate, (e) any Person who is or was serving at the request of the Board of Supervisors,] {Affiliate of} the General Partner or any Departing Partner [or any such Affiliate as a] {as a member, partner,} director, officer, employee, partner, agent, fiduciary or trustee of another Person{, in each case, acting in such capacity}; provided, that a Person shall not be an Indemnitee by reason of providing, on a fee-for-services basis, trustee, fiduciary or custodial services.

     {'Initial Closing Date' means March 5, 1996.}

     'Initial Common Units' means the Common Units sold in the Initial Offering.

     {'Initial General Partner' has the meaning assigned to such term in the Recitals to this Agreement.}

     'Initial Limited Partners' means the {Initial} General Partner (with respect to the Subordinated Units and Incentive Distribution Rights [received by it pursuant to Section 5.2) and the]{) and the Initial} Underwriters, in each case [upon being] admitted to the Partnership in accordance with Section 10.1.

     'Initial Offering' means the initial offering and sale of Common Units to the public {on March 5, 1996}, as described in the {Initial} Registration Statement.

     'Initial {Option Closing Date' means March 21, 1996.}

     {'Initial Registration Statement' means the Registration Statement on Form S-1 (Registration No. 33-80605) filed by the Partnership with the Commission under the Securities Act to register the offering and sale of the Initial Common Units in the Initial Offering as declared effective by the Commission and as amended or supplemented from time to time.}

     {'Initial Underwriter' means each Person named as an underwriter in the Initial Offering.}

     {'Initial} Unit Price' means (a) with respect to the Common Units and the [Subordinated Units, the initial public offering price per Common Unit at which the Underwriters offered the Common Units to the public for sale as set forth on the cover page of the prospectus included as part of the Registration Statement and first issued at or after the time the Registration Statement first became effective or] {General Partner Units, $20.50, and} (b) with respect to any other class or series of Units, the price per Unit at which such class or series of Units is initially sold by the Partnership, as determined by the Board of Supervisors, in each case adjusted as the Board of Supervisors determines to be appropriate to give effect to any distribution, subdivision or combination of Units.

     'Interim Capital Transactions' means the following transactions if they occur prior to the Liquidation Date: (a) borrowings, refinancings or refundings of indebtedness and sales of debt securities (other than for working capital purposes and other than for items purchased on open account in the ordinary course of business) by any Group Member, (b) sales of equity interests [(other than sales of APUs)] by any Group Member, and (c) sales or other voluntary or involuntary dispositions of any assets of any Group Member other than [(x)]{(i)} sales or other dispositions of inventory{, accounts receivable and other current assets} in the ordinary course of business, [(y) sales or other dispositions of other current assets, including receivables and accounts in the ordinary course of business, and (z)] {and (ii)} sales or other dispositions of assets as part of normal retirements or replacements.

     '[Issue Price' means the price at which a Unit is purchased from the Partnership, after taking into account any sales commission or underwriting discount charged to the Partnership.] {Letter of Credit' means a direct draw letter of credit issued by a Qualified Bank.}

     'Limited Partner' means, unless the context otherwise requires, (a) [the Organizational Limited Partner,] each Initial Limited Partner, each Substituted Limited Partner, each Additional Limited Partner and any Departing Partner upon the change of its status from General Partner to Limited Partner pursuant to
Section 11.3, (b) each holder of an [APU or] Incentive Distribution Right and
(c) solely for purposes of Articles V, VI, VII and IX and Sections 12.3 and 12.4, each Assignee.

     {'Limited Partner Interest' means the ownership interest of a Limited Partner in the Partnership which is evidenced by Common Units or Incentive Distribution Rights or other Partnership Securities and includes any and all benefits to which a Limited Partner is entitled as provided in this Agreement, together with all obligations of a Limited Partner to comply with the terms and provisions of this Agreement.}

     'Liquidation Date' means (a) in the case of an event giving rise to the dissolution of the Partnership of the type described in clauses (a) and (b) of the first sentence of Section 12.2, the date on which the applicable time period during which the holders of Outstanding {Common} Units have the right to elect to reconstitute the Partnership and continue its business has expired without such an election being made, and (b) in the case of any other event giving rise to the dissolution of the Partnership, the date on which such event occurs.

     {'Liquidation Target Amount' means, with respect to each Common Unit, the sum of (a) its Unrecovered Capital plus (b) the Minimum Quarterly Distribution for the Quarter during which the Liquidation Date occurs, reduced by any distribution pursuant to Section 6.4(a) with respect to such Common Unit for such Quarter plus (c) any then existing Cumulative Common Unit Arrearages plus
(d) the excess of the Target Distribution for each Quarter of the Partnership's existence over the cumulative per Unit amount of any distributions of Available Cash from Operating Surplus that was distributed pursuant to Section 6.4(b).}

     'Liquidator' means one or more Persons selected by the Board of Supervisors to perform the functions described in Section 12.3.

     {'Liquidity Arrangement' has the meaning assigned to such term in Section 6.7(a).}

     ['Maintenance Capital Expenditures' means cash capital expenditures made to maintain, up to the level thereof that existed at the time of such expenditure, the operating capacity of the capital assets of the Partnership Group, as such assets existed at the time of such expenditure and shall, therefore, not include cash capital expenditures made in respect of Acquisitions and Capital Improvements. Where cash capital expenditures are made in part to maintain the operating capacity level referred to in the immediately preceding sentence and in part for other purposes, the Board of Supervisors' good faith]

[allocation thereof between the portion used to maintain such operating capacity level and the portion used for other purposes shall be conclusive.]

     ['Management Supervisors' means the two members of the initial Board of Supervisors designated as such pursuant to Section 7.2(a), and thereafter the two members of the Board of Supervisors who must be executive officers of the Partnership or the Operating Partnership and may not be employees, officers or directors of the General Partner or any of its Affiliates (other than a Group Member) and who are elected or appointed as such in accordance with the provisions of Article VII.]

     'Merger Agreement' has the meaning assigned to such term in Section 14.1.

     {'Millennium' means Millennium Petrochemicals Inc., a Virginia corporation and the sole stockholder of the Initial General Partner.}

     'Minimum Quarterly Distribution' means $0.50 per Unit per Quarter [(or with respect to the period commencing on the Closing Date and ending on June 29, 1996, the product of $0.50 multiplied by the sum of (x) 1.00 and (y) a fraction of which the numerator is the number of days in the period commencing on the Closing Date and ending on March 30, 1996, and of which the denominator is 90)], subject to adjustment in accordance with Sections 6.6 and 6.10.

     'National Securities Exchange' means an exchange registered with the Commission under Section 6(a) of the Securities Exchange Act of 1934, as amended, supplemented or restated from time to time, and any successor to such statute, or the Nasdaq Stock Market or any successor thereto.

     'Net Agreed Value' means, (a) in the case of any Contributed Property, the Agreed Value of such property reduced by any liabilities either assumed by the Partnership upon such contribution or to which such property is subject when contributed, and (b) in the case of any property distributed to a Partner or Assignee by the Partnership, the Partnership's Carrying Value of such property (as adjusted pursuant to Section 5.5(d)(ii)) at the time such property is distributed, reduced by any indebtedness either assumed by such Partner or Assignee upon such distribution or to which such property is subject at the time of distribution, in either case, as determined under Section 752 of the Code.

     'Net Income' means, for any taxable year, the excess, if any, of the Partnership's items of income and gain (other than those items taken into account in the computation of Net Termination Gain or Net Termination Loss) for such taxable year over the Partnership's items of loss and deduction (other than those items taken into account in the computation of Net Termination Gain or Net Termination Loss) for such taxable year. The items included in the calculation of Net Income shall be determined in accordance with Section 5.5(b) and shall not include any items specially allocated under Section [6.1(d)] {6.1(e)}; provided that the determination of the items that have been specially allocated under Section [6.1(d)] {6.1(e)} shall be made as if Section [6.1(d)(xii)] {6.1(e)(xii)} were not in the Agreement.

     'Net Loss' means, for any taxable year, the excess, if any, of the Partnership's items of loss and deduction (other than those items taken into account in the computation of Net Termination Gain or Net Termination Loss) for such taxable year over the Partnership's items of income and gain (other than those items taken into account in the computation of Net Termination Gain or Net Termination Loss) for such taxable year. The items included in the calculation of Net Loss shall be determined in accordance with Section 5.5(b) and shall not include any items specially allocated under Section [6.1(d)] {6.1(e)}; provided that the determination of the items that have been specially allocated under Section [6.1(d)] {6.1(e)} shall be made as if Section [6.1(d)(xii)] {6.1(e)(xii)} were not in the Agreement.

     'Net Positive Adjustments' means, with respect to any Partner, the excess, if any, of the total positive adjustments over the total negative adjustments made to the Capital Account of such Partner pursuant to Book-Up Events and Book-Down Events.

     'Net Termination Gain' means, for any taxable year, the sum, if positive, of all items of income, gain, loss or deduction recognized by the Partnership after the Liquidation Date. The items included in the determination of Net Termination Gain shall be determined in accordance with Section 5.5(b) and shall not include any items of income, gain or loss specially allocated under Section [6.1(d)] {6.1(e)}.

     'Net Termination Loss' means, for any taxable year, the sum, if negative, of all items of income, gain, loss or deduction recognized by the Partnership after the Liquidation Date. The items included in the determination of Net Termination Loss shall be determined in accordance with
Section 5.5(b) and shall not include any items of income, gain or loss specially allocated under Section [6.1(d)] {6.1(e)}.

     'Non-citizen Assignee' means a Person whom the Board of Supervisors has determined in its discretion does not constitute an Eligible Citizen and as to whose Partnership Interest the General Partner has become the Substituted Limited Partner, pursuant to Section 4.10.

     'Nonrecourse Built-in Gain' means, with respect to any Contributed Properties or Adjusted Properties that are subject to a mortgage or pledge securing a Nonrecourse Liability, the amount of any taxable gain that would be allocated to the Partners pursuant to Sections 6.2(b)(i)(A), 6.2(b)(ii)(A) and 6.2(b)(iii) if such properties were disposed of in a taxable transaction in full satisfaction of such liabilities and for no other consideration.

     'Nonrecourse Deductions' means any and all items of loss, deduction or expenditures ({including, without limitation, any expenditure} described in Section 705(a)(2)(B) of the Code) that, in accordance with the principles of Treasury Regulation Section 1.704-2(b), are attributable to a Nonrecourse Liability.

     'Nonrecourse Liability' has the meaning set forth in Treasury Regulation
Section 1.752-1(a)(2).

     ['Notes' means the $425 million of unsecured Senior Notes issued by the Operating Partnership in conjunction with the Initial Offering.]

     'Notice of Election to Purchase' has the meaning assigned to such term in
Section 15.1(b).

     'Officers' [mean] {means} the Chairman of the Board of Supervisors (unless the Board of Supervisors provides otherwise), the [Executive Vice Chairman or] Vice Chairman of the Board of Supervisors (unless the Board of Supervisors provides otherwise), the President, any Vice Presidents, the Secretary, the Treasurer, any Assistant Secretaries or Assistant Treasurers, and any other officers of the Partnership appointed by the Board of Supervisors pursuant to
Section 7.8.

     'Operating Expenditures' means all Partnership Group expenditures, including taxes, reimbursements of the General Partner, debt service payments, and capital expenditures, subject to the following:

          (a) Payments (including prepayments) of principal of and premium on indebtedness shall not be an Operating Expenditure if the payment is (i) required in connection with the sale or other disposition of assets or
     (ii) made in connection with the refinancing or refunding of indebtedness with the proceeds from new indebtedness or from the sale of equity interests. For purposes of the foregoing, at the election and in the reasonable discretion of the Board of Supervisors, any payment of principal or premium shall be deemed to be refunded or refinanced by any indebtedness incurred or to be incurred by the Partnership Group within 180 days before or after such payment to the extent of the principal amount of such indebtedness.

          (b) Operating Expenditures shall not include (i) capital expenditures made for Acquisitions or for Capital Improvements, (ii) payment of transaction expenses relating to Interim Capital Transactions [or (iii)] {,(iii) payment of transaction expenses related to the Recapitalization or
     (iv)} distributions to Partners. Where capital expenditures are made in part for Acquisitions or for Capital Improvements and in part for other purposes, the Board of Supervisors' good faith allocation [between] {among} the amounts paid for each shall be conclusive.

     'Operating Partnership' means Suburban Propane, L.P., a Delaware limited partnership, and any successors thereto.

     'Operating Partnership Agreement' means the {Second} Amended {and} Restated Agreement of Limited Partnership of Suburban Propane, L.P., as it may be amended, supplemented or restated from time to time.

     'Operating Surplus,' means, with respect to any period ending prior to the Liquidation Date, on a cumulative basis and without duplication,

          (a) the sum of (i) $40 million plus all cash and cash equivalents of the Partnership Group on hand as of the close of business on the {Initial} Closing Date as adjusted by the post-closing adjustment pursuant to section 6.1(a) of the Contribution and Conveyance Agreement to the extent that any such amount is paid or received by the Partnership after the {Initial} Closing Date,

     (ii) all cash receipts of the Partnership Group for the period beginning on the {Initial} Closing Date and ending with the last day of such period, other than cash receipts from Interim Capital Transactions (except to the extent specified in Section 6.5) and (iii) all cash receipts of the Partnership Group after the end of such period but on or before the date of determination of Operating Surplus with respect to such period resulting from borrowings for working capital purposes [and purchases of APUs], less

          (b) the sum of (i) Operating Expenditures for the period beginning on the {Initial} Closing Date and ending with the last day of such period and
     (ii) the amount of cash reserves that is necessary or advisable in the reasonable discretion of the Board of Supervisors to provide funds for future Operating Expenditures, provided, however, that disbursements made (including contributions to a Group Member or disbursements on behalf of a Group Member) or cash reserves established, increased or reduced after the end of such period but on or before the date of determination of Available Cash with respect to such period shall be deemed to have been made, established, increased or reduced for purposes of determining Operating Surplus, within such period if the Board of Supervisors so determines.

Notwithstanding the foregoing, 'Operating Surplus' with respect to the Quarter in which the Liquidation Date occurs and any subsequent Quarter shall equal zero.

     'Opinion of Counsel' means a written opinion of counsel (who may be regular counsel to [Hanson], the Partnership or the General Partner or any of their Affiliates) acceptable to the Board of Supervisors in its reasonable discretion.

     ['Option Closing Date' has the meaning assigned to such term in the Underwriting Agreement.]

     'Organizational Limited Partner' means Quantum Chemical Corporation, in its capacity as the organizational limited partner of the Partnership [pursuant to this Agreement].

     {'Original Agreement' has the meaning assigned to such term in the Recitals to this Agreement.}

     {'Original Operating Partnership Agreement' means the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of March 4, 1996.}

     'Outstanding' means, with respect to Partnership Securities, all Partnership Securities that are issued by the Partnership and reflected as [Outstanding] {outstanding} on the Partnership's books and records as of the date of determination; provided, however, that with respect to Sections 7.2(a)(ii) and 7.4(b), if at any time any Person or Group beneficially owns more than 20% of all {Common} Units then Outstanding, such {Common} Units so owned in excess of 20% shall not be voted on any matter pursuant to Section 7.2(a)(ii) or 7.4(b) and shall not be considered to be Outstanding when sending notices of a meeting of Limited Partners to vote on any matter pursuant to Section 7.2(a)(ii) or 7.4(b) (unless otherwise required by law), calculating required votes, determining the presence of a quorum or for other similar purposes under this Agreement.

     ['Over-allotment Option' means the overallotment option granted to the Underwriters by the Partnership pursuant to the Underwriting Agreement.]

     'Parity Units' means Common Units and all other Units having rights to distributions or in liquidation ranking on a parity with the Common Units.

     'Partner Nonrecourse Debt' has the meaning set forth in Treasury Regulation
Section 1.704-2(b)(4).

     'Partner Nonrecourse Debt Minimum Gain' has the meaning set forth in Treasury Regulation Section 1.704-2(i)(2).

     'Partner Nonrecourse Deductions' means any and all items of loss, deduction or expenditure (including, without limitation, any expenditure described in Section 705(a)(2)(B) of the Code) that, in accordance with the principles of Treasury Regulation Section 1.704-2(i), are attributable to a Partner Nonrecourse Debt.

     'Partners' means the General Partner and the Limited Partners.

     'Partnership' means Suburban Propane Partners, L.P., a Delaware limited partnership, and any successors thereto.

     'Partnership Group' means the Partnership, the Operating Partnership and any Subsidiary of either such entity, treated as a single consolidated entity.

     'Partnership Interest' means an interest in the Partnership, which shall include [general partner interests, Common Units, Subordinated Units, APUs, Incentive Distribution Rights and other Partnership Securities, or a combination thereof or interest therein, as the case may be.] {General Partner Interests and Limited Partner Interests.}

     'Partnership Minimum Gain' means that amount determined in accordance with the principles of Treasury Regulation Section 1.704-2(d).

     'Partnership Security' means any class or series of Unit, any option, right, warrant or appreciation rights relating thereto, or any other type of equity interest that the Partnership may lawfully issue, or any unsecured or secured debt obligation of the Partnership that is convertible into any class or series of equity interests of the Partnership.

     'Percentage Interest' means as of the date of such determination[(a) as to the General Partner (in its capacity as General Partner without reference to any limited partner interests held by it), 1.0%, (b) as to any Limited], {(a) as to any} Partner or Assignee holding Units, the product of (i) [99%] {100%} less the percentage applicable to [paragraph (c)] {clause (b)} multiplied by (ii) the quotient of the number of Units held by such [Limited] Partner or Assignee divided by the total number of all Outstanding Units, and [(c)]{(b)} as to the holders of additional Partnership Securities issued by the Partnership in accordance with Section 5.6, the percentage established as a part of such issuance. The Percentage Interest with respect to an [APU or an] Incentive Distribution Right shall at all times be zero.

     'Person' means an individual or a corporation, limited liability company, {partnership, limited liability }partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.

     'Per Unit Capital Amount' means, as of any date of determination, the Capital Account, stated on a per Unit basis, underlying any Unit held by a Person [other than a General Partner or any Affiliate of a General Partner who holds Units].

     'Pro Rata' means (a) when modifying Units or any class thereof, apportioned equally among all designated Units in accordance with their relative Percentage Interests, (b) when modifying Partners and Assignees, {apportioned among all Partners and Assignees} in accordance with their [respective] {relative} Percentage Interests{, and} (c) when modifying holders of [APUs] {Incentive Distribution Rights}, apportioned equally among all holders of [APUs] {Incentive Distribution Rights} in accordance with the relative number of [APUs] {Incentive Distribution Rights} held by each such holder [and (d) when modifying holders of Incentive Distribution Rights, apportioned equally among all holders of Incentive Distribution Rights in accordance with the relative number of Incentive Distribution Rights held by each such holder.].

     {'Proxy Statement' means the definitive Proxy Statement of the Partnership on Schedule 14A under the Securities Exchange Act of 1934, as amended, filed with the Commission for the purpose of soliciting the votes of the Unitholders with respect to the Recapitalization, as it has been or as it may be amended or supplemented from time to time.}

     {'Purchase Agreement' has the meaning assigned to such term in the Recitals to this Agreement.}

     'Purchase Date' means the date determined by the Board of Supervisors as the date for purchase of all Outstanding Units {of a certain class} (other than Units owned by the General Partner and its Affiliates) pursuant to Article XV.

     {'Quarter' means,}['Quarter' means] unless the context requires otherwise, a fiscal quarter of the Partnership.

     {'Recapitalization' has the meaning assigned to such term in the Recitals to this Agreement.}

     {'Recapitalization Agreement' has the meaning assigned to such term in the Recitals to this Agreement.}

     'Recapture Income' means any gain recognized by the Partnership (computed without regard to any adjustment required by Section 734 or 743 of the Code) upon the disposition of any property or asset of the Partnership, which gain is characterized as ordinary because it represents the recapture of deductions previously taken with respect to such property or asset.

     'Record Date' means the date established by the Board of Supervisors for determining (a) the identity of the Record Holders entitled to notice of, or to vote at, any meeting of Limited Partners or entitled to vote by ballot or give approval of Partnership action in writing without a meeting or entitled to exercise rights in respect of any lawful action of Limited Partners or (b) the identity of Record Holders entitled to receive any report or distribution.

     'Record Holder' means the Person in whose name a Common Unit is registered on the books of the Transfer Agent as of the opening of business on a particular Business Day, or with respect to a holder of a [general partner interest, a Subordinated Unit, an APU], {General Partner Unit,} an Incentive Distribution Right or other Partnership Interest, the Person in whose name such [general partner interest, Subordinated Unit, APU,] {General Partner Unit,} Incentive Distribution Right or other Partnership Interest is registered on the books which the Board of Supervisors has caused to be kept as of the opening of business on such Business Day.

     'Redeemable Interests' means any Partnership Interests for which a redemption notice has been given, and has not been withdrawn, pursuant to
Section 4.11.

     ['Registration Statement' means the Registration Statement on Form S-1 (Registration No. 33-80605), as it has been or as it may be amended or supplemented from time to time, filed by the Partnership with the Commission under the Securities Act to register the offering and sale of the Common Units in the Initial Offering.]

     'Remaining Net Positive Adjustments' means as of the end of any taxable period, (i) with respect to the Limited Partners holding [Units or Subordinated] {Common} Units, the excess of (a) the Net Positive Adjustments of the Limited Partners holding [Units or Subordinated] {Common} Units as of the end of such period over (b) the sum of those [Partners ']{Partners'} Share of Additional Book Basis Derivative['] Items for each prior taxable period, (ii) with respect to the {Partners holding} General Partner {Units}, the excess of (a) the Net Positive Adjustments of the {Partners holding} General Partner {Units} as of the end of such period over (b) the sum of [the General Partner's] {those Partners'} Share of Additional Book Basis Derivative Items for each prior taxable period, and (iii) with respect to the Limited Partners holding Incentive Distribution Rights, the excess of (a) the Net Positive Adjustments of the Limited Partners holding Incentive Distribution Rights as of the end of such period over (b) the sum of the Share of Additional Book Basis Derivative Items of the Limited Partners holding the Incentive Distribution Rights for each prior taxable period.

     'Required Allocations' means (a) any limitation imposed on any allocation of Net Losses or Net Termination Losses under Section [6.1(b) or 6.1(c)(ii)] {6.1(c)} and (b) any allocation of an item of income, gain, loss or deduction pursuant to Section [6.1(d)(i), 6.1(d)(ii), 6.1(d)(iv), 6.1(d)(vii) or
6.1(d)(ix).] {6.1(e)(i), 6.1(e)(ii), 6.1(e)(iv), 6.1(e)(vii) or 6.1(e)(ix)}.

     'Residual Gain' or 'Residual Loss' means any item of gain or loss, as the case may be, of the Partnership recognized for federal income tax purposes resulting from a sale, exchange or other disposition of a Contributed Property or Adjusted Property, to the extent such item of gain or loss is not allocated pursuant to Section 6.2(b)(i)(A) or 6.2(b)(ii)(A), respectively, to eliminate Book-Tax Disparities.

     ['Second Liquidation Target Amount' has the meaning assigned to such term in Section 6.1(c)(i)(F).]

     ['Second Target Distribution' means $0.633 per Unit (or, with respect to the period commencing on the Closing Date and ending on June 29, 1996, the product of $0.633 multiplied by the sum of (x) 1.0 and (y) a fraction of which the numerator is equal to the number of days in the period commencing on the Closing Date and ending on March 30, 1996, and of which the denominator is 90), subject to adjustment in accordance with Sections 6.6 and 6.10.]

     'Securities Act' means the Securities Act of 1933, as amended, supplemented or restated from time to time and any successor to such statute.

     'Share of Additional Book Basis Derivative Items' means in connection with any allocation of Additional Book Basis Derivative Items for any taxable period,
(i) with respect to the Limited Partners holding [Units or Subordinated] {Common} Units, the amount that bears the same ratio to such Additional Book Basis Derivative Items as such Partner's Remaining Net Positive Adjustments as of the end of such period bears to the Aggregate Remaining Net Positive Adjustments as of that time, (ii) with respect to the {Partners holding} General Partner {Units}, the amount that bears the same ratio to such additional Book Basis Derivative Items as such [Partner's] {Partners'} Remaining Net Positive Adjustments as of the end of such Period bears to the Aggregate Remaining Net Positive Adjustment as of that time, and (iii) with respect to the Limited Partners holding Incentive Distribution Rights, the amount that bears the same ratio to such Additional Book Basis Derivative Items as the Remaining Net Positive Adjustments of the Limited Partners holding the Incentive Distribution Rights as of the end of such period bears to the Aggregate Remaining Net Positive Adjustments as of that time.

     'Special Approval' means approval by a majority of the members of the Audit Committee.

     'Subordinated {Units' means the Subordinated Units held by the Initial General Partner immediately prior to the Closing.} [Unit' means a Unit representing a fractional part of the Partnership Interests of all Limited Partners and Assignees and having the rights and obligations specified with respect to Subordinated Units in this Agreement.]

     ['Subordination Period' means the period commencing on the Closing Date and ending on the first to occur of the following dates:]

          [(a) the first day of any Quarter beginning after March 31, 2001 in respect of which (i) (A) distributions of Available Cash from Operating Surplus on each of the Outstanding Common Units and Subordinated Units with respect to each of the three consecutive, non-overlapping four-Quarter periods immediately preceding such date equaled or exceeded the sum of the Minimum Quarterly Distribution on all Outstanding Common Units and Subordinated Units during such periods and (B) the Adjusted Operating Surplus generated during each of the three consecutive, non-overlapping four-Quarter periods immediately preceding such date equaled or exceeded the sum of the Minimum Quarterly Distribution on all of the Outstanding Common Units and Subordinated Units, plus the related distribution on the general partner interest in the Partnership and the Operating Partnership, during such periods and (ii) there are no Cumulative Common Unit Arrearages; and]

          [(b) the date on which the General Partner is removed as general partner of the Partner upon the requisite vote by holders of Outstanding Units under circumstances where Cause does not exist and Units held by the General Partner and its Affiliates are not voted in favor of such removal.]

     'Subsidiary' means, with respect to any Person, (a) a corporation of which more than 50% of the voting power of shares entitled (without regard to the occurrence of any contingency) to vote in the election of directors or other governing body of such corporation is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person or a combination thereof, (b) a partnership (whether general or limited) in which such Person or a Subsidiary of such Person is, at the date of determination, a general or limited partner of such partnership, but only if more than 50% of the partnership interests of such partnership (considering all of the partnership interests of the partnership as a single class) is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person, or a combination thereof, or (c) any other Person (other than a corporation or a partnership) in which such Person, one or more Subsidiaries of such Person, or a combination thereof, directly or indirectly, at the date of determination, has (i) at least a majority ownership interest or
(ii) the power to elect or direct the election of a majority of the directors or other governing body of such Person.

     'Substituted Limited Partner' means a Person who is admitted as a Limited Partner to the Partnership pursuant to Section 10.2 in place of and with all the rights of a Limited Partner and who is shown as a Limited Partner on the books and records of the Partnership.

     {'Support Period' means the period commencing on the Closing Date and ending at the close of business on March 31, 2001.}

     'Surviving Business Entity' has the meaning assigned to such term in
Section 14.2(b).

     '[Third] Target Distribution' means [$0.822 per Unit (or, with respect to the period commencing on the Closing Date and ending on June 29, 1996, the product of $0.822 multiplied by the sum of (x) 1.00 plus (y) a fraction of which the numerator is equal to the number of days in the period commencing on the Closing Date and ending on March 30, 1996, and of which the denominator is 90)] {$0.55 per Unit}, subject to adjustment in accordance with Sections 6.6 and 6.10.

     'Trading Day' has the meaning assigned to such term in Section 15.1(a).

     'Transfer' has the meaning assigned to such term in Section 4.4(a).

     'Transfer Agent' means such bank, trust company or other Person (including the {Partnership, the} General Partner or one of its Affiliates) as shall be appointed from time to time by the [Partnership] {Board of Supervisors} to act as registrar and transfer agent for the [Units] {Common Units or other Partnership Securities}.

     'Transfer Application' means an application and agreement for transfer of Units in the form set forth on the back of a Certificate or in a form substantially to the same effect in a separate instrument.

     'Tri-Annual Meeting' means the meeting of Limited Partners to be held every third year commencing in 1997 to elect the Elected Supervisors as provided in
Section 13.4.

     ['Underwriter' means each Person named as an underwriter in Schedule I to the Underwriting Agreement who purchases Common Units pursuant thereto.]

     ['Underwriting Agreement' means the Underwriting Agreement dated February 29, 1996, among the Underwriters, the Partnership and certain other parties, providing for the purchase of Common Units by such Underwriters.]

     'Unit' means a Partnership Interest of a [Limited] Partner or Assignee in the Partnership and shall include Common Units and [Subordinated] {General Partner} Units but shall not include [APUs or] Incentive Distribution Rights.

     {'Unitholders' means the holders of Common Units and General Partner Units.} [Unit Majority' means, during the Subordination Period, at least a majority of the Outstanding Common Units voting as a class and at least a majority of the Outstanding Subordinated Units voting as a class, and thereafter, at least a majority of the Outstanding Units].

     ['Unpaid MQD' has the meaning assigned to such term in Section
6.1(c)(i)(B).]

     'Unrealized Gain' attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (a) the fair market value of such property as of such date (as determined under Section 5.5(d)) over
(b) the Carrying Value of such property as of such date (prior to any adjustment to be made pursuant to Section 5.5(d) as of such date).

     'Unrealized Loss' attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (a) the Carrying Value of such property as of such date (prior to any adjustment to be made pursuant to Section 5.5(d) as of such date) over (b) the fair market value of such property as of such date (as determined under Section 5.5(d)).
     'Unrecovered Capital' means at any time, with respect to [(a)] a Unit, the Initial Unit Price less the sum of all distributions constituting Capital Surplus theretofore made in respect of an Initial Common Unit and any distributions of cash (or the Net Agreed Value of any distributions in kind) in connection with the dissolution and liquidation of the Partnership theretofore made in respect of an Initial Common Unit, adjusted as the Board of Supervisors determines to be appropriate to give effect to any distribution, subdivision or combination of such Units[, and (b) an APU, the excess of (i) the cash amount contributed to the Partnership in exchange for such APU over (ii) any amounts previously distributed toward the redemption of such APU pursuant to Section 6.4 or 12.4].

     'U.S. GAAP' means United States Generally Accepted Accounting Principles consistently applied.

     'Withdrawal Opinion of Counsel' has the meaning assigned to such term in
Section 11.1(b).

     1.2 Construction.

     Unless the context requires otherwise: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (b) references to Articles and Sections refer to Articles and Sections of this Agreement; and (c) 'include' or 'includes' means includes, without limitation, and 'including' means including, without limitation.

                                   ARTICLE II
                                  ORGANIZATION

     2.1 Formation.

     The {Initial} General Partner and the Organizational Limited Partner [have] previously formed the Partnership as a limited partnership {upon the filing on December 18, 1995 of the Certificate of Limited Partnership with the Secretary of State of the State of Delaware} pursuant to the provisions of the Delaware Act [and]{. The General Partner and the Limited Partners} hereby amend and restate the [original Agreement of Limited Partnership of Suburban Propane Partners, L.P. in its entirety] {Original Agreement in its entirety to continue the Partnership as a limited partnership pursuant to the provisions of the Delaware Act and to set forth the rights and obligations of the Partners and certain matters related thereto.} This amendment and restatement shall become effective on the date of this Agreement. Except as expressly provided to the contrary in this Agreement, the rights and obligations of the Partners and the administration, dissolution and termination of the Partnership shall be governed by the Delaware Act. All Partnership Interests shall constitute personal property of the owner thereof for all purposes.

     The General Partner has caused the Certificate of Limited Partnership to be filed with the Secretary of State of the State of Delaware as required by the Delaware Act and shall use all reasonable efforts to cause to be filed such other certificates or documents as may be determined by the Board of Supervisors to be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware or any other state in which the Partnership may elect to do business or own property. To the extent that such action is determined by the Board of Supervisors to be reasonable and necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate of Limited Partnership and do all things to maintain the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) under the laws of the State of Delaware or of any other state in which the Partnership may elect to do business or own property{, including in connection with the Recapitalization and the transactions contemplated thereby}. Subject to the provisions of Section 3.4(a), the Partnership shall not be required, before or after filing, to deliver or mail a copy of the Certificate of Limited Partnership, any qualification document or any amendment thereto to any Limited Partner or Assignee.

     2.2 Name.

     The name of the Partnership shall be 'Suburban Propane Partners, L.P.' The Partnership's business may be conducted under any other name or names deemed necessary or appropriate by the Board of Supervisors, including, if consented to by the General Partner in its sole discretion, the name of the General Partner. The words 'Limited Partnership,' 'L.P.,' 'Ltd.' or similar words or letters shall be included in the Partnership's name where necessary for the purpose of complying with the laws of any jurisdiction that so requires. The Board of Supervisors in its discretion may change the name of the Partnership at any time and from time to time and shall notify the Limited Partners of such change in the next regular communication to the Limited Partners.

     2.3 Registered Office; Registered Agent; Principal Office; Other Offices.

     Unless and until changed by the Board of Supervisors, the registered office of the Partnership in the State of Delaware shall be located at 1209 Orange Street, New Castle County, Wilmington, Delaware 19801, and the registered agent for service of process on the Partnership in the State of Delaware at such registered office shall be CT Corporation System. The principal office of the Partnership shall be located at One Suburban Plaza, 240 Route 10 West, Whippany, New Jersey 07981-0206 or such other place as the Board of Supervisors may from time to time designate by notice to the Limited Partners. The Partnership may maintain offices at such other place or places within or outside

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
the State of Delaware as the Board of Supervisors deems necessary or appropriate. The address of the General Partner shall be [99 Wood Avenue South, 10th Floor, Iselin, New Jersey 08830] {One Suburban Plaza, 240 Route 10 West, Whippany, New Jersey 07981-0206} or such other place as the General Partner may from time to time designate by notice to the Limited Partners.

     2.4 Purpose and Business.

     The purpose and nature of the business to be conducted by the Partnership shall be to (a) serve as a limited partner in the Operating Partnership and, in connection therewith, to exercise all the rights and powers conferred upon the Partnership as a limited partner in the Operating Partnership pursuant to the Operating Partnership Agreement or otherwise, (b) engage directly in, or [to] enter into or form any corporation, partnership, joint venture, limited liability company or other arrangement to engage indirectly in, any business activity that the Operating Partnership is permitted to engage in by the Operating Partnership Agreement and, in connection therewith, [to] exercise all of the rights and powers conferred upon the Partnership pursuant to the agreements relating to such business activity, (c) engage directly in, or [to] enter into or form any corporation, partnership, joint venture, limited liability company or other arrangement to engage indirectly in, any business activity that is approved by the Board of Supervisors and which lawfully may be conducted by a limited partnership organized pursuant to the Delaware Act and, in connection therewith, [to] exercise all of the rights and powers conferred upon the Partnership pursuant to the agreements relating to such business activity, and (d) do anything necessary or appropriate to the foregoing, including the making of capital contributions or loans to a Group Member. The Board of Supervisors has no obligation or duty to the Partnership, the Limited Partners, or the Assignees to propose or approve, and in its discretion may decline to propose or approve, the conduct by the Partnership of any business.

     2.5 Powers.

     The Partnership shall be empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described in Section
2.4 and for the protection and benefit of the Partnership.

     2.6 Power of Attorney.

     (a) Each Limited Partner and each Assignee hereby constitutes and appoints the [Executive Vice Chairman,] Vice Chairman and President of the Partnership and, if a Liquidator shall have been selected pursuant to Section 12.3, the Liquidator, severally (and any successor to the Liquidator by merger, transfer, assignment, election or otherwise) and each of their authorized officers and attorneys-in-fact, as the case may be, with full power of substitution, as his true and lawful agent and attorney-in-fact, with full power and authority in his name, place and stead, to:

          (i) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (A) all certificates, documents and other instruments (including this Agreement and the Certificate of Limited Partnership and all amendments or restatements thereof) that the Board of Supervisors or the Liquidator deems necessary or appropriate to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (B) all certificates, documents and other instruments that the Board of Supervisors or the Liquidator deems necessary or appropriate to reflect, in accordance with its terms, any amendment, change, modification or restatement of this Agreement; (C) all certificates, documents and other instruments (including conveyances and a certificate of cancellation) that the Board of Supervisors or the Liquidator deems necessary or appropriate to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement; (D) all certificates, documents and other instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in, Article IV, X, XI or XII; (E) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of any class or series of Partnership Securities issued pursuant to Section 5.6; and (F) all certificates, documents and other instruments

     (including agreements and a certificate of merger) relating to a merger or consolidation of the Partnership pursuant to Article XIV; and

          (ii) execute, swear to, acknowledge, deliver, file and record all ballots, consents, approvals, waivers, certificates, documents and other instruments necessary or appropriate, in the discretion of the Board of Supervisors or the Liquidator, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action that is made or given by the Partners hereunder or is consistent with the terms of this Agreement or is necessary or appropriate, in the discretion of the Board of Supervisors or the Liquidator, to effectuate the terms or intent of this Agreement; provided, that when required by Section 13.3 or any other provision of this Agreement that establishes a percentage of the Limited Partners or of the Limited Partners of any class or series required to take any action, the [Executive Vice Chairman,] Vice Chairman and President of the Partnership and the Liquidator may exercise the power of attorney made in this Section 2.6(a)(ii) only after the necessary vote, consent or approval of the Limited Partners or of the Limited Partners of such class or series, as applicable.

Nothing contained in this Section 2.6(a) shall be construed as authorizing the Board of Supervisors to amend this Agreement except in accordance with Article XIII or as may be otherwise expressly provided for in this Agreement.

     (b) The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, and it shall survive and, to the maximum extent permitted by law, not be affected by the subsequent death, incompetency, disability, incapacity, dissolution, bankruptcy or termination of any Limited Partner or Assignee and the transfer of all or any portion of such Limited Partner's or Assignee's Partnership Interest and shall extend to such Limited Partner's or Assignee's heirs, successors, assigns and personal representatives. Each such Limited Partner or Assignee hereby agrees to be bound by any representation made by the [Executive Vice Chairman,] Vice Chairman or President of the Partnership or the Liquidator acting in good faith pursuant to such power of attorney; and each such Limited Partner or Assignee, to the maximum extent permitted by law, hereby waives any and all defenses that may be available to contest, negate or disaffirm the action of the [Executive Vice Chairman,] Vice Chairman or President of the Partnership or the Liquidator taken in good faith under such power of attorney. Each Limited Partner or Assignee shall execute and deliver to the [Executive Vice Chairman,] Vice Chairman or President of the Partnership or the Liquidator, within 15 days after receipt of the request therefor, such further designation, powers of attorney and other instruments as the [Executive Vice Chairman,] Vice Chairman or President of the Partnership or the Liquidator deems necessary to effectuate this Agreement and the purposes of the Partnership.

     2.7 Term.

     The Partnership commenced upon the filing of the Certificate of Limited Partnership in accordance with the Delaware Act and shall continue in existence until the close of Partnership business on September 30, 2085, or until the earlier termination of the Partnership in accordance with the provisions of
Article XII.

     2.8 Title to Partnership Assets.

     Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner or Assignee, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner, or one or more nominees, as the Board of Supervisors may determine. The General Partner hereby declares and warrants that any Partnership assets for which record title is held in the name of the General Partner or one or more nominees shall be held by the General Partner or nominee for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, however, that the General Partner shall use reasonable efforts to cause record title to such assets (other than those assets in respect of which the Board of Supervisors determines that the expense and difficulty of conveyancing makes transfer of record title to the Partnership impracticable) to be vested in the Partnership as soon as reasonably practicable; provided, further, that, prior to the withdrawal or removal of the General Partner or as soon thereafter as practicable, the General Partner shall use

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
reasonable efforts to effect the transfer of record title to the Partnership and, prior to any such transfer, will provide for the use of such assets in a manner satisfactory to the Board of Supervisors[; provided, further, notwithstanding the foregoing, with respect to the transfer of assets pursuant to the Contribution and Conveyance Agreement, the provisions of the Contribution and Conveyance Agreement shall control.] All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which record title to such Partnership assets is held.

                                  ARTICLE III
                           RIGHTS OF LIMITED PARTNERS

     3.1 Limitation of Liability.

     The Limited Partners and the Assignees shall have no liability under this Agreement except as expressly provided in this Agreement or the Delaware Act.

     3.2 Management of Business.

     No Limited Partner or Assignee (other than the General Partner, or any of its Affiliates or any {member,} officer, director, employee, partner, agent or trustee of the General Partner or any of its Affiliates, or any officer, member of the board of supervisors or directors, employee or agent of a Group Member, in its capacity as such, if such Person shall also be a Limited Partner or Assignee) shall participate in the operation, management or control (within the meaning of the Delaware Act) of the Partnership's business, transact any business in the Partnership's name or have the power to sign documents for or otherwise bind the Partnership. Any action taken by any Affiliate of the General Partner or any {member,} officer, director, employee, partner, agent or trustee of the General Partner or any of its Affiliates, or any officer, member of the board of supervisors or directors, {member, partner,} employee or agent of a Group Member, in its capacity as such, shall not be deemed to be participation in the control of the business of the Partnership by a limited partner of the Partnership (within the meaning of Section 17-303(a) of the Delaware Act) and shall not affect, impair or eliminate the limitations on the liability of the Limited Partners or Assignees under this Agreement.

     3.3 Outside Activities of the Limited Partners.

     Subject to the provisions of Section 7.12, which shall continue to be applicable to the Persons referred to therein, regardless of whether such Persons shall also be Limited Partners or Assignees, any Limited Partner or Assignee shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities in direct competition with the Partnership Group. Neither the Partnership nor any of the other Partners or Assignees shall have any rights by virtue of this Agreement in any business ventures of any Limited Partner or Assignee.

     3.4 Rights of Limited Partners.

     (a) In addition to other rights provided by this Agreement or by applicable law, and except as limited by Section 3.4(b), each Limited Partner shall have the right, for a purpose reasonably related to such Limited Partner's interest as a limited partner in the Partnership, upon reasonable demand and at such Limited Partner's own expense:

          (i) to obtain true and full information regarding the status of the business and financial condition of the Partnership;

          (ii) promptly after becoming available, to obtain a copy of the Partnership's federal, state and local tax returns for each year;

          (iii) to have furnished to [him] {such Limited Partner}, upon notification to the Partnership, a current list of the name and last known business, residence or mailing address of each Partner;

          (iv) to have furnished to [him] {such Limited Partner}, upon notification to the Partnership, a copy of this Agreement and the Certificate of Limited Partnership and all amendments thereto, together with a copy of the executed copies of all powers of attorney pursuant to which this Agreement, the Certificate of Limited Partnership and all amendments thereto have been executed;

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
          (v) to obtain true and full information regarding the amount of cash and a description and statement of the Net Agreed Value of any other Capital Contribution by each Partner and which each Partner has agreed to contribute in the future, and the date on which each became a Partner; and

          (vi) to obtain such other information regarding the affairs of the Partnership as is just and reasonable.

     (b) The Board of Supervisors may keep confidential from the Limited Partners and Assignees, for such period of time as the Board of Supervisors deems reasonable, (i) any information that the Board of Supervisors reasonably believes to be in the nature of trade secrets or (ii) other information the disclosure of which the Board of Supervisors in good faith believes (A) is not in the best interests of the Partnership Group, (B) could damage the Partnership Group or (C) that any Group Member is required by law or by agreements with third parties to keep confidential (other than agreements with Affiliates, the primary purpose of which is to circumvent the obligations set forth in this
Section 3.4).

                                   ARTICLE IV
        CERTIFICATES; RECORD HOLDERS; TRANSFER OF PARTNERSHIP INTERESTS;
                      REDEMPTION OF PARTNERSHIP INTERESTS

     4.1 Certificates.

     Upon the Partnership's issuance of Common Units or [Subordinated] {General Partner} Units to any Person, the Partnership shall issue one or more Certificates in the name of such Person evidencing the number of such {Common Units or General Partner} Units being so issued. In addition, [(a) upon the General Partner's request] {upon the request of any Person owning Incentive Distribution Rights}, the Partnership shall issue to [it one or more Certificates in the General Partner's name evidencing its interests in the Partnership and (b) upon the request of any Person owning APUs or Incentive Distribution Rights, the Partnership shall issue to] such Person one or more certificates evidencing such [APUs or] Incentive Distribution Rights. Certificates shall be executed on behalf of the Partnership by the [Executive Vice Chairman,] Vice Chairman, President or any Vice President and the Secretary or any Assistant Secretary of the Partnership. No Common Unit Certificate shall be valid for any purpose until it has been countersigned by the Transfer Agent[. The Partners holding Certificates evidencing Subordinated Units may exchange such Certificates for Certificates evidencing Common Units on or after the date on which such Subordinated Units are converted into Common Units pursuant to the terms of Section 5.8.]{; provided, however, that if the Board of Supervisors elects to issue Common Units in global form, the Common Unit Certificates shall be valid upon receipt of a certificate from the Transfer Agent certifying that the Common Units have been duly registered in accordance with the directions of the Partnership.}

     4.2 Mutilated, Destroyed, Lost or Stolen Certificates.

     (a) If any mutilated Certificate is surrendered to the Transfer Agent, the appropriate Officers of the Partnership shall execute, and the Transfer Agent shall countersign and deliver in exchange therefor, a new Certificate evidencing the same number of Units as the Certificate so surrendered.

     (b) The appropriate Officers of the Partnership shall execute, and the Transfer Agent shall countersign and deliver{,} a new Certificate in place of any Certificate previously issued if the Record Holder of the Certificate:

          (i) makes proof by affidavit, in form and substance satisfactory to the Partnership, that a previously issued Certificate has been lost, destroyed or stolen;

          (ii) requests the issuance of a new Certificate before the Partner has notice that the Certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim;

          (iii) if requested by the Partnership, delivers to the Partnership a bond, in form and substance satisfactory to the Partnership, with surety or sureties and with fixed or open penalty as the Partnership may reasonably direct, in its sole discretion, to indemnify the Partnership, the Partners, the Board of Supervisors{, the Partnership's officers, employees, agents and other representatives}

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
     and the Transfer Agent against any claim that may be made on account of the alleged loss, destruction or theft of the Certificate; and

          (iv) satisfies any other reasonable requirements imposed by the Partnership.

If a Limited Partner or Assignee fails to notify the Partnership within a reasonable time after [he] {such Person} has notice of the loss, destruction or theft of a Certificate, and a transfer of the [Units] {Limited Partner Interests} represented by the {lost, destroyed or stolen} Certificate is registered before the Partnership, the Board of Supervisors or the Transfer Agent receives such notification, the Limited Partner or Assignee shall be precluded from making any claim against the Partnership, the Board of Supervisors and the Transfer Agent for such transfer or for a new Certificate.

     (c) As a condition to the issuance of any new Certificate under this
Section 4.2, the Partnership may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Transfer Agent) reasonably connected therewith.

     4.3 Record Holders.

     The Partnership shall be entitled to recognize the Record Holder as the Partner or Assignee with respect to any Partnership Interest and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Partnership Interest on the part of any other Person, regardless of whether the Partnership shall have actual or other notice thereof, except as otherwise provided by law or any applicable rule, regulation, guideline or requirement of any National Securities Exchange on which the Units are listed for trading. Without limiting the foregoing, when a Person (such as a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing) is acting as nominee, agent or in some other representative capacity for another Person in acquiring and/or holding Units, as between the Partnership on the one hand, and such other Persons on the other, such representative Person (a) shall be the Limited Partner or Assignee (as the case may be) of record and beneficially, (b) must execute and deliver a Transfer Application and (c) shall be bound by this Agreement and shall have the rights and obligations of a Limited Partner or Assignee (as the case may be) hereunder and as provided for herein.

     4.4 Transfer Generally.

     (a) The term 'transfer,' when used in this Agreement with respect to a Partnership Interest, shall be deemed to refer to a transaction by which the General Partner assigns its [Partnership] {General Partner} Interest [as a general partner in the Partnership] to another Person[,] {or} by which the holder of a [Unit] {Limited Partner Interest} assigns such [Unit] {Limited Partner Interest} to another Person who is or becomes a Limited Partner or an Assignee, [by which a holder of an APU assigns such Partnership Interest to another Person, or by which the holder of an Incentive Distribution Right assigns such Partnership Interest to another Person,] and includes a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition by law or otherwise{, in whole or in part}.

     (b) No Partnership Interest shall be transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article IV. Any transfer or purported transfer of a Partnership Interest not made in accordance with this Article IV shall be null and void.

     (c) Nothing contained in this Agreement shall be construed to prevent a disposition by any [shareholder] {securityholder} of the General Partner of any or all of the issued and outstanding [capital stock of] {equity interests in} the General Partner.

     (d) Nothing contained in this [Article IV, or elsewhere in this] Agreement[,] shall preclude the settlement of any transactions involving Partnership Interests entered into through the facilities of any National Securities Exchange on which such Partnership Interests are listed for trading.

     4.5 Registration and Transfer of Units.

     (a) The Partnership shall keep or cause to be kept on behalf of the Partnership a register in which, subject to such reasonable regulations as it may prescribe and subject to the provisions of Section 4.5(b), the Partnership will provide for the registration and transfer of Units. The Transfer Agent is hereby appointed registrar and transfer agent for the purpose of registering Common Units

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
and transfers of such Common Units as herein provided. The Partnership shall not recognize transfers of Certificates representing Units unless such transfers are effected in the manner described in this Section 4.5. Upon surrender for registration of transfer of any Units evidenced by a Certificate, and subject to the provisions of Section 4.5(b), the appropriate officers on behalf of the Partnership shall execute, and in the case of Common Units, the Transfer Agent shall countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder's instructions, one or more new Certificates evidencing the same aggregate number of Units as was evidenced by the Certificate so surrendered.

     (b) Except as otherwise provided in Section 4.10, the Partnership shall not recognize any transfer of Units until the Certificates evidencing such Units are surrendered for registration of transfer and such Certificates are accompanied by a Transfer Application duly executed by the transferee (or the transferee's attorney-in-fact duly authorized in writing). No charge shall be imposed by the Partnership for such transfer; provided, that as a condition to the issuance of any new Certificate under this Section 4.5, the Partnership may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed with respect thereto.

     (c) Units may be transferred only in the manner described in this Section
4.5. The transfer of any Units and the admission of any new Partner shall not constitute an amendment to this Agreement.

     (d) Until admitted as a Substituted Limited Partner pursuant to Section 10.2, the Record Holder of a {Common} Unit shall be an Assignee in respect of such {Common} Unit. Limited Partners may include custodians, nominees, or any other individual or entity in its own or any representative capacity.

     (e) A transferee {of a Common Unit} who has completed and delivered a Transfer Application shall be deemed to have (i) requested admission as a Substituted Limited Partner, (ii) agreed to comply with and be bound by and to have executed this Agreement, (iii) represented and warranted that such transferee has the right, power and authority and, if an individual, the capacity to enter into this Agreement, (iv) granted the powers of attorney set forth in this Agreement and (v) given the consents and approvals and made the waivers contained in this Agreement.

     4.6 Transfer of a General Partner's Partnership Interest.

     Except for a transfer by the General Partner of all, but not less than all, of its [Partnership] {General Partner} Interest [as a general partner in the Partnership] to (a) an Affiliate of the General Partner or (b) another Person in connection with the merger or consolidation of the General Partner with or into another Person or the transfer by the General Partner of all or substantially all of its assets to another Person, which in any such case, shall only be limited by the provisions of this Section 4.6, the transfer by the General Partner of all or any part of its [Partnership] {General Partner} Interest [as a general partner in the Partnership] to a Person prior to September 30, 2006 shall be subject to the prior approval of holders of at least a [Unit Majority] {majority of the Outstanding Common Units}. Notwithstanding anything herein to the contrary, no transfer by the General Partner of all or any part of its [Partnership] {General Partner} Interest [as a general partner in the Partnership] to another Person shall be permitted unless (i) the transferee agrees to assume the rights and duties of the General Partner under this Agreement and the Operating Partnership Agreement and to be bound by the provisions of this Agreement and the Operating Partnership Agreement, (ii) the Partnership receives an Opinion of Counsel that such transfer would not result in the loss of limited liability of any Limited Partner or of any limited partner of the Operating Partnership or cause the Partnership or the Operating Partnership to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes (to the extent not already so treated or taxed) and (iii) such transferee also agrees to purchase all (or the appropriate portion thereof, if applicable) of the partnership interest of the General Partner as the general partner of each other Group Member. In the case of a transfer pursuant to and in compliance with this
Section 4.6, the transferee or successor (as the case may be) shall, subject to compliance with the terms of Section 10.3, be admitted to the Partnership as a General Partner immediately prior to the transfer of [the Partnership] {its General Partner} Interest, and the business of the Partner shall continue without dissolution. {Notwithstanding anything herein to the contrary, the General Partner may assign or pledge all or a portion of its right to receive distributions of cash or other property with respect to its General Partner Interest pursuant to Section 6.4, Section 6.5 or Section 12.4.}

     4.7 Transfer of Incentive Distribution Rights.

     A holder of Incentive Distribution Rights may transfer any or all of the Incentive Distribution Rights held by such holder {without the consent of the Partnership or any Partner}. The Board of Supervisors shall have the authority (but shall not be required) to adopt such reasonable restrictions on the transfer of Incentive Distribution Rights and requirements for registering the transfer of Incentive Distribution Rights as the Board of Supervisors, in its sole discretion, shall determine are necessary or appropriate {(and to modify or repeal any}[.]

     [4.8 Transfer of APUs.]

     [A holder of APUs may transfer any or all of the APUs held by such holder. The Board of Supervisors shall have the authority (but shall not be required) to adopt] such reasonable restrictions [on the transfer of APUs and requirements for registering the transfer of APUs as the Board of Supervisors, in its sole discretion, shall determine are necessary or appropriate.] {in like manner); provided that no such restrictions or requirements that adversely affect the holders of Incentive Distribution Rights in any material respect may be adopted without the approval of the holders of at least a majority of the Incentive Distribution Rights.}

     {4.8 [Deleted.]}

     4.9 Restrictions on Transfers.

     (a) Notwithstanding the other provisions of this Article IV, no transfer of any Partnership Interest shall be made if such transfer would (i) violate the then applicable federal or state securities laws or rules and regulations of the Commission, any state securities commission or any other governmental authorities with jurisdiction over such transfer, (ii) terminate the existence or qualification of the Partnership or the Operating Partnership under the laws of the jurisdiction of its formation, or (iii) cause the Partnership or the Operating Partnership to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes (to the extent not already so treated or taxed).

     (b) The Board of Supervisors may impose restrictions on the transfer of Partnership Interests if a subsequent Opinion of Counsel determines that such restrictions are necessary to avoid a significant risk of the Partnership or the Operating Partnership becoming taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes. The restrictions may be imposed by making such amendments to this Agreement as the Board of Supervisors may determine to be necessary or appropriate to impose such restrictions {without the consent of any Partner}; provided, however, that any amendment that the Board of Supervisors believes, in the exercise of its reasonable discretion, could result in the delisting or suspension of trading of any class of Units on any National Securities Exchange on which such class of Units is then traded must be approved by the holders of at least a majority of the Outstanding Units of such class.

     [(c) The transfer of a Subordinated Unit that has converted into a Common Unit shall be subject to the restrictions imposed by Section 6.7(b).]

     4.10 Citizenship Certificates; Non-citizen Assignees.

     (a) If any Group Member is or becomes subject to any federal state or local law or regulation that, in the reasonable determination of the Board of Supervisors, creates a substantial risk of cancellation or forfeiture of any property in which the Group Member has an interest based on the nationality, citizenship or other related status of a Limited Partner or Assignee, the Board of Supervisors may request any Limited Partner or Assignee to furnish to the Board of Supervisors, within 30 days after receipt of such request, an executed Citizenship Certification or such other information concerning his nationality, citizenship or other related status (or, if the Limited Partner or Assignee is a nominee holding for the account of another Person, the nationality, citizenship or other related status of such Person) as the Board of Supervisors may request. If a Limited Partner or Assignee fails to furnish to the Board of Supervisors within the aforementioned 30-day period such Citizenship Certification or other requested information or if upon receipt of such Citizenship Certification or other requested information the Board of Supervisors determines, with the advice of counsel, that a Limited Partner or

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
Assignee is not an Eligible Citizen, the Partnership Interests owned by such Limited Partner or Assignee shall be subject to redemption in accordance with the provisions of Section 4.11. In addition, the General Partner may require that the status of any such Limited Partner or Assignee be changed to that of a Non-citizen Assignee and, thereupon, the General Partner shall be substituted for such Non-citizen Assignee as the Limited Partner in respect of [his] {such Non-citizen Assignee's} Units.

     (b) The General Partner shall, in exercising voting rights in respect of Units held by it on behalf of Non-citizen Assignees, distribute the votes in the same ratios as the votes of Limited Partners in respect of Units other than those of Non-citizen Assignees are cast, either for, against or abstaining as to the matter {being voted upon}.

     (c) Upon dissolution of the Partnership, a Non-citizen Assignee shall have no right to receive a distribution in kind pursuant to Section 12.4 but shall be entitled to the cash equivalent thereof {as determined in the sole discretion of the Board of Supervisors}, and the Partnership shall provide cash in exchange for an assignment of the Non-citizen Assignee's share of the distribution in kind. Such payment and assignment shall be treated for Partnership purposes as a purchase by the Partnership from the Non-citizen Assignee of his Partnership Interest (representing his right to receive his share of such distribution in kind).
     (d) At any time after [he] {a Non-citizen Assignee} can and does certify that [he] {it} has become an Eligible Citizen, a Non-citizen Assignee may, upon application to the Board of Supervisors, request admission as a Substituted Limited Partner with respect to any Units of such Non-citizen Assignee not redeemed pursuant to Section 4.11, and upon [his] admission pursuant to Section 10.2, the General Partner shall cease to be deemed to be the Limited Partner in respect of the Non-citizen Assignee's Units.

     4.11 Redemption of Partnership Interests of Non-citizen Assignees.

     (a) If at any time a Limited Partner or Assignee fails to furnish a Citizenship Certification or other information requested within the 30-day period specified in Section 4.9(a), or if upon receipt of such Citizenship Certification or other information the Board of Supervisors determines, with the advice of counsel, that a Limited Partner or Assignee is not an Eligible Citizen, the Partnership may, unless the Limited Partner or Assignee establishes to the satisfaction of the Board of Supervisors that such Limited Partner or Assignee is an Eligible Citizen or has transferred [his] {its} Partnership Interests to a Person who is an Eligible Citizen and who furnishes a Citizenship Certification to the Board of Supervisors prior to the date fixed for redemption as provided below, redeem the Partnership Interest of such Limited Partner or Assignee as follows:

          (i) The Board of Supervisors shall, not later than the 30th day before the date fixed for redemption, give notice of redemption to the Limited Partner or Assignee, at [his] {its} last address designated on the records of the Partnership or the Transfer Agent, by registered or certified mail, postage prepaid. The notice shall be deemed to have been given when so mailed. The notice shall specify the Redeemable Interests, the date fixed for redemption, the place of payment, that payment of the redemption price will be made upon surrender of the Certificate evidencing the Redeemable Interests and that on and after the date fixed for redemption no further allocations or distributions to which the Limited Partner or Assignee would otherwise be entitled in respect of the Redeemable Interests will accrue or be made.

          (ii) The aggregate redemption price for Redeemable Interests shall be an amount equal to the Current Market Price (the date of determination of which shall be the date fixed for redemption) of Partnership Interests of the class to be so redeemed multiplied by the number of Partnership Interests of each such class included among the Redeemable Interests. The redemption price shall be paid, in the discretion of the Board of Supervisors, in cash or by delivery of a promissory note of the Partnership in the principal amount of the redemption price, bearing interest at the rate of 10% annually and payable in three equal annual installments of principal together with accrued interest, commencing one year after the redemption date.

          (iii) Upon surrender by or on behalf of the Limited Partner or Assignee, at the place specified in the notice of redemption, of the Certificate evidencing the Redeemable Interests, duly endorsed in blank or accompanied by an assignment duly executed in blank, the Limited Partner or Assignee or his duly authorized representative shall be entitled to receive the payment therefor.

          (iv) After the redemption date, Redeemable Interests shall no longer constitute issued and Outstanding Partnership Interests.

     (b) The provisions of this Section 4.11 shall also be applicable to Partnership Interests held by a Limited Partner or Assignee as nominee of a Person determined to be other than an Eligible Citizen.

     (c) Nothing in this Section 4.11 shall prevent the recipient of a notice of redemption from transferring [his] {such Person's} Partnership Interests before the redemption date if such transfer is otherwise permitted under this Agreement. Upon receipt of notice of such a transfer, the Board of Supervisors shall withdraw the notice of redemption, provided the transferee of such Partnership Interests certifies in the Transfer Application that he is an Eligible Citizen. If the transferee fails to make such certification, such redemption shall be effected from the transferee on the original redemption date.

                                   ARTICLE V
          CAPITAL CONTRIBUTIONS AND ISSUANCE OF PARTNERSHIP INTERESTS

     5.1 Organizational Contributions.

     {(a)} In connection with the formation of the Partnership under the Delaware Act, the {Initial} General Partner made an initial Capital Contribution to the Partnership [in the amount of $10.00, for an interest in the Partnership and has been admitted as the General Partner] {and was admitted as the general partner} of the Partnership, and the Organizational Limited Partner made an initial Capital Contribution to the Partnership [in the amount of $990.00 for an interest in the Partnership and has been] {and was} admitted as a Limited Partner of the Partnership.

     [As of the Closing Date,] {(b) On the Initial Closing Date, the Initial Underwriters contributed cash to the Partnership in exchange for 18,750,000 Common Units and the Initial General Partner contributed its interests in the Operating Partnership to the Partnership in exchange for 9,976,250 Subordinated Units and the Incentive Distribution Rights. Immediately after these contributions,} the interest of the Organizational Limited Partner [shall be redeemed as provided in the Contribution and Conveyance Agreement; the initial Capital Contributions of each Partner shall thereupon be refunded;] {was terminated} and the Organizational Limited Partner [shall cease] {ceased} to be a Limited Partner [of the Partnership. Ninety-nine percent of any interest or other profit that may have resulted from the investment or other use of such initial Capital Contributions shall be allocated and distributed to the Organizational Limited Partner, and the balance thereof shall be allocated and distributed to]{. On the Initial Option Closing Date, the Initial Underwriters contributed cash to the Partnership in exchange for 2,812,500 Common Units, the proceeds of which were used to redeem 2,812,500 Subordinated Units from} the General Partner.

     5.2{ Redemption of Subordinated Units and APUs.}

     {On the Closing Date and pursuant to the Recapitalization Agreement, notwithstanding any other provision of this Agreement but subject to Section 17-607 of the Delaware Act, the Partnership is redeeming all 7,163,750 Outstanding Subordinated Units and all 220,000 Outstanding APUs from the Initial General Partner for $69 million in cash. Upon such redemption, the Outstanding Subordinated Units and APUs are being canceled.}

     {5.3} Contributions by General Partner.

     {(a)} On the Closing Date [and pursuant to the Contribution and Conveyance Agreement] {immediately after the Closing}, the General Partner [shall contribute to the Partnership, as a Capital Contribution, a limited] {will contribute a 1.0001% general} partner interest in the Operating Partnership [together with cash in an amount equal to $10,000.00 in exchange for (i) the continuation of its Partnership Interest as general partner in the Partnership, subject to all of the rights, privileges and duties of the General Partner under this Agreement, (ii) 9,976,250 Subordinated Units and (iii) the Incentive Distribution Rights. In addition, upon the issuance of any additional Limited Partner]

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
[Partnership Interests by the Partnership (other than the Subordinated Units and Incentive Distribution Rights issued pursuant to this Section 5.2, the Common Units issued in the Initial Offering or pursuant to the Over-Allotment Option and APUs), the General Partner shall be required to make additional Capital Contributions equal to 1/99th of any amount contributed] to the Partnership in exchange for [such Units. Except as set forth in the immediately preceding sentence and Article XII, the General Partner shall not be obligated to make any additional Capital Contributions to the Partnership] {a .99% General Partner Interest. Immediately after such Capital Contribution, the General Partner's 1.99% General Partner Interest will be converted into 453,663 General Partner Units.}

     [5.3 Contributions by Initial Limited Partners.]

     [(a) On the Closing Date and pursuant to the Underwriting Agreement and the Contribution and Conveyance Agreement, each Underwriter shall contribute to the Partnership cash in an amount equal to the Issue Price per Initial Common Unit, multiplied by the number of Common Units specified in the Underwriting Agreement to be purchased by such Underwriter at the 'Closing Date,' as such term is defined in the Underwriting Agreement. In exchange for such Capital Contributions by the Underwriters, the Partnership shall issue Common Units to each Underwriter on whose behalf such Capital Contribution is made in an amount equal to the quotient obtained by dividing (i) the cash contribution to the Partnership by or on behalf of such Underwriter by (ii) the Issue Price per Initial Common Unit.]

     [(b) Upon the exercise of the Over-allotment Option, each Underwriter shall contribute to the Partnership cash in an amount equal to the Issue Price per Initial Common Unit, multiplied by the number of Common Units specified in the Underwriting Agreement to be purchased by such Underwriter at the Option Closing Date. In exchange for such Capital Contributions by the Underwriters, the Partnership shall issue Common Units to each Underwriter on whose behalf such Capital Contribution is made in an amount equal to the quotient obtained by dividing (i) the cash contributions to the Partnership by or on behalf of such Underwriter by (ii) the Issue Price per Common Unit.]

     [Notwithstanding anything else herein contained, but subject to Section 17-607 of the Delaware Act, all proceeds, net of underwriting discounts, received by the Partnership from the issuance of Common Units upon the exercise of the Over-allotment Option will be distributed to the General Partner in redemption of Subordinated Units equal in number to the Common Units issued upon the exercise of the Over-allotment Option.]

     [(c) No Limited Partner Partnership Interests will be issued or issuable as of or at the Closing Date other than (i) the Common Units issuable pursuant to subparagraph (a) hereof in aggregate number equal to 18,750,000, (ii) the 'Additional Units' as such term is defined in the Underwriting Agreement in aggregate number up to 2,812,500 issuable upon exercise of the Over-allotment Option pursuant to subparagraph (b) hereof, (iii) the 9,976,250 Subordinated Units issuable to] {(b) Upon the making of any Capital Contribution to the Partnership by any Person, the General Partner, in its sole discretion, may make an additional Capital Contribution only to the extent necessary such that after taking into account the additional Capital Contribution made by such Person and} the General Partner pursuant to [Section 5.2 hereof and (iv) the Incentive Distribution Rights issuable to] {this Section 5.3} the General Partner [pursuant to Section 5.2 hereof]{will have a Capital Account equal to, at least 1.99% of the sum of the Capital Accounts of all Partners.}

     5.4 Interest and Withdrawal.

     No interest shall be paid by the Partnership on Capital Contributions. No Partner or Assignee shall be entitled to the withdrawal or return of its Capital Contribution, except to the extent, if any, that distributions made pursuant to this Agreement or upon termination of the Partnership may be considered [as such by law] {by applicable law to be withdrawals or returns of Capital Contributions} and then only to the extent provided for in this Agreement. Except to the extent expressly provided in this Agreement, no Partner or Assignee shall have priority over any other Partner or Assignee either as to the return of Capital Contributions or as to profits, losses or distributions. Any such return shall be a compromise to which all Partners and Assignees agree within the meaning of 17-502(b) of the Delaware Act.

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
     5.5 Capital Accounts.

     (a) The Partnership shall maintain for each Partner (or a beneficial owner of Partnership Interests held by a nominee in any case in which the nominee has furnished the identity of such owner to the Partnership in accordance with
Section 6031(c) of the Code or any other method acceptable to the Board of Supervisors in its sole discretion) owning a Partnership Interest a separate Capital Account with respect to such Partnership Interest in accordance with the rules of Treasury Regulation Section 1.704-1(b)(2)(iv). Such Capital Account shall be increased by (i) the amount of all Capital Contributions made to the Partnership with respect to such Partnership Interest pursuant to this Agreement and (ii) all items of Partnership income and gain (including, without limitation, income and gain exempt from tax) computed in accordance with Section 5.5(b) and allocated with respect to such Partnership Interest pursuant to
Section 6.1, and decreased by (x) the amount of cash or {the} Net Agreed Value of all actual and deemed distributions of cash or property made with respect to such Partnership Interest pursuant to this Agreement and (y) all items of Partnership deduction and loss computed in accordance with Section 5.5(b) and allocated with respect to such Partnership Interest pursuant to Section 6.1.

     (b) For purposes of computing the amount of any item of income, gain, loss or deduction which is to be allocated pursuant to Article VI and is to be reflected in the Partners' Capital Accounts, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal income tax purposes (including, without limitation, any method of depreciation;, cost recovery or amortization used for that purpose), provided, that:

          (i) Solely for purposes of this Section 5.5, the Partnership shall be treated as owning directly its proportionate share (as determined by the Board of Supervisors based upon the provisions of the Operating Partnership Agreement) of all property owned by the Operating Partnership {or any other Subsidiary that is classified as a partnership for federal income tax purposes}.

          (ii) All fees and other expenses incurred by the Partnership to promote the sale of (or to sell) a Partnership Interest that can neither be deducted nor amortized under Section 709 of the Code, if any, shall, for purposes of Capital Account maintenance, be treated as an item of deduction at the time such fees and other expenses are incurred and shall be allocated among the Partners pursuant to Section 6.1.

[To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Section 734(b) or 743(b) of the Code is required, pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m) to be taken into account in determining Capital Accounts, the amount of such adjustment in the Capital Accounts shall be treated as an item of gain or loss.]

          (iii) Except as otherwise provided in Treasury Regulation Section 1.704-1(b)(2)(iv)(m), the computation of all items of income, gain, loss and deduction shall be made without regard to any election under Section 754 of the Code which may be made by the Partnership and, as to those items described in Section 705(a)(1)(B) or 705(a)(2)(B) of the Code, without regard to the fact that such items are not includable in gross income or are neither currently deductible nor capitalized for federal income tax purposes. {To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Section 734(b) or 743(b) of the Code is required, pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m) to be taken into account in determining Capital Accounts, the amount of such adjustment in the Capital Accounts shall be treated as an item of gain or loss.}

          (iv) Any income, gain or loss attributable to the taxable disposition of any Partnership property shall be determined as if the adjusted basis of such property as of such date of disposition were equal in amount to the Partnership's Carrying Value with respect to such property as of such date.

          (v) In accordance with the requirements of Section 704(b) of the Code, any deductions for depreciation, cost recovery or amortization attributable to any Contributed Property shall be determined as if the adjusted basis of such property on the date it was acquired by the Partnership were equal to the Agreed Value of such property. Upon an adjustment pursuant to Section 5.5(d) to the Carrying Value of any Partnership property subject to depreciation, cost recovery or amortization, any further deductions for such depreciation, cost recovery or amortization

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
     attributable to such property shall be determined (A) as if the adjusted basis of such property were equal to the Carrying Value of such property immediately following such adjustment and (B) using a rate of depreciation, cost recovery or amortization derived from the same method and useful life (or, if applicable, the remaining useful life) as is applied for federal income tax purposes; provided, however, that, if the asset has a zero adjusted basis for federal income tax purposes, depreciation, cost recovery or amortization deductions shall be determined using any reasonable method that the Board of Supervisors may adopt.

          (vi) If the Partnership's adjusted basis in a depreciable or cost recovery property is reduced for federal income tax purposes pursuant to
     Section 48(q)(1) or 48(q)(3) of the Code, the amount of such reduction shall, solely for purposes hereof, be deemed to be an additional depreciation or cost recovery deduction in the year such property is placed in service and shall be allocated among the Partners pursuant to Section
     6.1. Any restoration of such basis pursuant to Section 48(q)(2) of the Code shall, to the extent possible, be allocated in the same manner to the Partners to whom such deemed deduction was allocated.

     (c) [(i) Except as otherwise provided in Section 5.5(c)(ii), a] A transferee of a Partnership Interest shall succeed to a pro rata portion of the Capital Account of the transferor relating to the Partnership Interest so transferred; [provided, however, that, if the transfer causes a termination of the Partnership under Section 708(b)(1)(B) of the Code, the Partnership's properties shall be deemed to have been distributed in liquidation of the Partnership to the Partners (including any transferee of a Partnership Interest that is a party to the transfer causing such termination) pursuant to Section
12.4 (after adjusting the balance of the Capital Accounts of the Partners as provided in Section 5.5(d)(ii)) and recontributed by such Partners in reconstitution of the Partnership. Any such deemed distribution shall be treated as an actual distribution for purposes of this Section 5.5. In such event, the Carrying Values of the Partnership properties shall be adjusted immediately prior to such deemed distribution pursuant to Section 5.5(d)(ii) and such Carrying Values shall then constitute the Agreed Values of such properties upon such deemed contribution to the reconstituted Partnership. The Capital Accounts of such reconstituted Partnership shall be maintained in accordance with the principles of this Section 5.5.]

[(ii) Immediately prior to the transfer of a Subordinated Unit or of a Subordinated Unit that has converted into a Common Unit pursuant to Section 5.8 by a holder thereof, the Capital Account maintained for such Person with respect to its Subordinated Units or converted Subordinated Units will (A) first, be allocated to the Subordinated Units or converted Subordinated Units to be transferred in an amount equal to the product of (x) the number of such Subordinated Units or converted Subordinated Units to be transferred and (y) the Per Unit Capital Amount for a Common Unit, and (B) second, any remaining balance in such Capital Account will be retained by the transferor, regardless of whether it has retained any Subordinated Units or converted Subordinated Units. Following any such allocation, the transferor's Capital Account, if any, maintained with respect to the retained Subordinated Units or converted Subordinated Units, if any, will have a balance equal to the amount allocated under clause (B) hereinabove, and the transferee's Capital Account established with respect to the transferred Subordinated Units or converted Subordinated Units will have a balance equal to the amount allocated under clause (A) hereinabove.]

     (d) (i) In accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(f), on an issuance of additional Units for cash or Contributed Property or the conversion of the General Partner's [Partnership] {Combined} Interest to Common Units pursuant to Section 11.3(b) {or the conversion of Incentive Distribution Rights to Common Units pursuant to Section 5.8}, the Capital Account of all Partners and the Carrying Value of each Partnership property immediately prior to such issuance shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as if such Unrealized Gain or Unrealized Loss had been recognized on an actual sale of each such property immediately prior to such issuance and had been allocated to the Partners at such time pursuant to Section 6.1[(c)]. In determining such Unrealized Gain or Unrealized Loss, the aggregate cash amount and fair market value of all Partnership assets (including, without limitation, cash or cash equivalents) immediately prior to the issuance of additional Units shall be determined by the Board of Supervisors using such reasonable method of valuation as it may adopt; provided, however, {that} the Board of Supervisors, in arriving at such valuation, must take fully into account the

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
fair market value of the Partnership Interests of all Partners at such time. The Board of Supervisors shall allocate such aggregate value among the assets of the Partnership (in such manner as it determines in its discretion to be reasonable) to arrive at a fair market value for individual properties.

     (ii) In accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(f), immediately prior to any actual or deemed distribution to a Partner of any Partnership property (other than a distribution of cash that is not in redemption or retirement of a Partnership Interest), the Capital Accounts of all Partners and the Carrying Value of all Partnership property shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as if such Unrealized Gain or Unrealized Loss had been recognized in a sale of such property immediately prior to such distribution for an amount equal to its fair market value, and had been allocated to the Partners, at such time, pursuant to Section 6.1[(c)]. In determining such Unrealized Gain or Unrealized Loss the aggregate cash amount and fair market value of all Partnership assets (including, without limitation, cash or cash equivalents) immediately prior to a distribution shall (A) in the case of an actual distribution which is not made pursuant to Section 12.4 or in the case of a deemed {contribution and/or} distribution occurring as a result of a termination of the Partnership pursuant to Section 708 of the Code, be determined and allocated in the same manner as that provided in Section 5.5(d)(i) or (B) in the case of a liquidating distribution pursuant to Section 12.4, be determined and allocated by the Liquidator using such reasonable method of valuation as it may adopt.

     5.6 Issuances of Additional Partnership Securities.

     {(a)} [(a) Subject to Section 5.7, the] {The} Partnership may issue additional Partnership Securities for any Partnership purpose at any time and from time to time to such Persons for such consideration and on such terms and conditions as shall be established by the Board of Supervisors in its sole discretion, all without the approval of any Limited Partners.

     (b) Each additional Partnership Security authorized to be issued by the Partnership pursuant to Section 5.6(a) may be issued in one or more classes, or one or more series of any such classes, with such designations, preferences, rights, powers and duties (which may be senior to existing classes and series of Partnership Securities), as shall be fixed by the Board of Supervisors in the exercise of its sole discretion, including (i) the right to share Partnership profits and losses or items thereof; (ii) the right to share in Partnership distributions; (iii) the rights upon dissolution and liquidation of the Partnership; (iv) whether, and the terms and conditions upon which, the Partnership may redeem the Partnership Security; (v) whether such Partnership Security is issued with the privilege of conversion and, if so, the terms and conditions of such conversion; (vi) the terms and conditions upon which each Partnership Security will be issued, evidenced by certificates and assigned or transferred; and (vii) the right, if any, of each such Partnership Security to vote on Partnership matters, including matters relating to the relative rights, preferences and privileges of such Partnership Security.

     (c) The Board of Supervisors is hereby authorized and directed to take all actions that it deems necessary or appropriate in connection with each issuance of Partnership Securities pursuant to this Section 5.6 and to amend this Agreement in any manner that it deems necessary or appropriate to provide for each such issuance, to admit Additional Limited Partners in connection therewith and to specify the relative rights, powers and duties of the holders of the Units or other Partnership Securities being so issued. The Board of Supervisors shall do all things necessary to comply with the Delaware Act and is authorized and directed to do all things it deems to be necessary or advisable in connection with any future issuance of Partnership Securities, including compliance with any statute, rule, regulation or guideline of any federal, state or other governmental agency or any National Securities Exchange on which the Units or other Partnership Securities are listed for trading.

     5.7 Limitations on Issuance of Additional Partnership Securities

The issuance of Partnership Securities pursuant to Section 5.6 shall be subject to the following restrictions and limitations:

     (a) [During the Subordination Period] {Prior to the record date for the quarter ending March 31, 2001}, the Partnership shall not issue an aggregate of more than 9,375,000 additional Parity Units or Partnership Securities having rights to distributions or in liquidation ranking on a parity with [or prior or senior to] the [Subordinate] {Common} Units without the prior approval of the holders of a [Unit Majority]

{majority of the Outstanding Common Units}. In applying this limitation, there shall be excluded [(i)] Common Units issued (A) [in connection with the exercise of the Over-allotment Option, (B)] in accordance with Sections 5.7(b) and 5.7(c)[, (C) upon conversion of Subordinated Units pursuant to Section 5.8 and
(D)] {or (B)} in the event of a combination or subdivision of Common Units

     (b) The Partnership may also issue an unlimited number of Parity Units [prior to the end of the Subordination Period] {prior to the record date for the quarter ending March 31, 2001} and without the approval of the Unitholders if such issuance occurs (i) in connection with an Acquisition or a Capital Improvement or (ii) within 365 days of, and the net proceeds from such issuance are used to repay debt incurred in connection with, an Acquisition or a Capital Improvement, in each case where such Acquisition or Capital Improvement involves assets that, if acquired by the Partnership as of the date that is one year prior to the first day of the Quarter in which such Acquisition is to be consummated or such Capital Improvement is to be completed, would have resulted in an increase in:

          (i) the amount of Adjusted Operating Surplus generated by the Partnership on a per-Unit basis (for all Outstanding Units) with respect to each of the four most recently completed Quarters over

          (ii) the actual amount of Adjusted Operating Surplus generated by the Partnership on a per-Unit basis (for all Outstanding Units) with respect to each of such four Quarters.

          The amount in clause (i) shall be determined on a pro forma basis assuming that (A) all of the Parity Units to be issued in connection with or within 365 days of such Acquisition or Capital Improvement had been issued and outstanding, (B) all indebtedness for borrowed money to be incurred or assumed in connection with such Acquisition or Capital Improvement (other than any such indebtedness that is to be repaid with the proceeds of such offering) had been incurred or assumed, in each case as of the commencement of such four-Quarter period, (C) the personnel expenses that would have been incurred by the Partnership in the operation of the acquired assets are the personnel expenses for employees to be retained by the Partnership in the operation of the acquired assets, and (D) the non-personnel costs and expenses are computed on the same basis as those incurred by the Partnership in the operation of the Partnership's business at similarly situated Partnership facilities.

     (c) The Partnership may also issue an unlimited number of Parity Units [prior to the end of the Subordination Period] {prior to the record date for the quarter ending March 31, 2001} [and] without the approval of the Unitholders if the proceeds from such issuance are used exclusively to repay up to $75 million of indebtedness of a Group Member where the aggregate amount of distributions that would have been paid with respect to such newly issued Units, plus the related distributions on the general partner interest in the Partnership in respect of the four-Quarter period ending prior to the first day of the Quarter in which the issuance is to be consummated (assuming such additional Units had been Outstanding throughout such period and that distributions equal to the distributions that were actually paid on the Outstanding Units during the period were paid on such additional Units) did not exceed the interest costs actually incurred during such period on the indebtedness that is to be repaid (or, if such indebtedness was not outstanding throughout the entire period, would have been incurred had such indebtedness been outstanding for the entire period).

     [(d) During the Subordination Period, the Partnership shall not issue additional Partnership Securities having rights to distributions or in liquidation ranking prior or senior to the Common Units, without the prior approval of the holders of a Unit Majority.]

     [(e)]{(d)} No fractional Units shall be issued by the Partnership.

     [5.8 Conversion of Subordinated Units]

     [(a) A total of one-quarter of the Outstanding Subordinated Units (determined as of the Closing Date or if the Over-allotment Option is exercised, determined as of the Option Closing Date) will convert into Common Units on a one-for-one basis on the first day after the Record Date for distribution in respect of any Quarter ending on or after March 27, 1999, in respect of which:]

          [(i) distributions under Section 6.4 in respect of all Outstanding Common Units and Subordinated Units with respect to each of the three consecutive, non-overlapping four-Quarter]

     [periods immediately preceding such date equals or exceeds the sum of the Minimum Quarterly Distribution on all of the Outstanding Common Units and Subordinated Units during such periods;]

          [(ii) the Adjusted Operating Surplus generated during each of the two consecutive, non-overlapping four-Quarter periods immediately preceding such date equals or exceeds the sum of the Minimum Quarterly Distribution on all of the Outstanding Common Units and Subordinated Units, plus the related distribution on the general partner interest in the Partnership and the Operating Partnership, during such periods; and]

          [(iii) the Cumulative Common Unit Arrearage on all of the Common Units is zero.]

     [(b) A total of one-quarter of the Outstanding Subordinated Units (determined as of the Closing Date or if the Over-allotment Option is exercised, determined as of the Option Closing Date) will convert into Common Units on a one-for-one basis on the first day after the Record Date for distribution in respect of any Quarter ending on or after April 1, 2000, in respect of which:]

          [(i) distributions under Section 6.4 in respect of all Outstanding Common Units and Subordinated Units with respect to each of the three consecutive, non-overlapping four-Quarter periods immediately preceding such date equals or exceeds the sum of the Minimum Quarterly Distribution on all of the Outstanding Common Units and Subordinated Units during such periods;]

          [(ii) the Adjusted Operating Surplus generated during each of the two consecutive, non-overlapping four-Quarter periods immediately preceding such date equals or exceeds the sum of the Minimum Quarterly Distribution on all of the Outstanding Common Units and Subordinated Units, plus the related distribution on the general partner interest in the Partnership and the Operating Partnership, during such periods; and]

          [(iii) the Cumulative Common Unit Arrearage on all of the Common Units is zero;]

     {5.8 Conversion of Incentive Distribution Rights.}

     {(a) At any time after the fifth anniversary of the Closing Date, upon 30 days prior written notice (the 'Conversion Notice'), the Board of Supervisors (with Special Approval) will have the option to cause all, but not less than all, of the Incentive Distribution Rights to be converted into that number of Common Units having a value equal to the fair market value of such Incentive Distribution Rights on the day immediately prior to the day specified for conversion in the Conversion Notice.}

     {(b) For purposes of this Section 5.8, the fair market value of the Incentive Distribution Rights shall be determined by agreement between the Board of Supervisors (with Special Approval) and the holders of at least a majority of the Incentive Distribution Rights or, failing agreement within 30 days after the Conversion Notice has been given by the Board of Supervisors, by an independent investment banking firm or other independent expert selected by the Board of Supervisors (with Special Approval) and the holders of at least a majority of the Incentive Distribution Rights, which, in turn, may rely on other experts, and the determination of which shall be conclusive as to such matter. If such parties cannot agree upon one independent investment banking firm or other independent expert within 45 days after the Conversion Notice has been given by the Board of Supervisors, then the Board of Supervisors (with Special Approval) shall designate an independent investment banking firm or other independent expert, the holders of at least a majority of the Incentive Distribution Rights shall designate an independent investment banking firm or other independent expert, and such firms or experts shall mutually select a third independent investment banking firm or independent expert, which third independent investment banking firm or other independent expert shall determine the fair market value of the Incentive Distribution Rights. The conversion of Incentive Distribution Rights into Common} Units pursuant to this Section 5.8[(b) may not occur until at least one year following the conversion of Subordinated Units pursuant to Section 5.8(a).] {shall occur on the 10th Business Day following the determination of their fair market value.}

     [(c) In the event that less than all of the Outstanding Subordinated Units shall convert into Common Units pursuant to Section 5.8(a) or 5.8(b) at a time when there shall be more than one holder of Subordinated Units, then, unless all of the holders of Subordinated Units shall agree to a different allocation, the Subordinated Units that are to be converted into Common Units shall be allocated]

[among the holders of Subordinated Units pro rata based on the number of Subordinated Units held by each such holder.]

     [(d) Any Subordinated Units that are not converted into Common Units pursuant to Sections 5.8(a) and (b) shall convert into Common Units on a one-for-one basis on the first day following the Record Date for distributions in respect of the final Quarter of the Subordination Period.]

     [(e) Notwithstanding any other provision of this Agreement, all the then Outstanding Subordinated Units will automatically convert into Common Units on a one-for-one basis if Suburban Propane GP, Inc. (or any Affiliate of Suburban Propane GP, Inc. that is a successor to Suburban Propane GP, Inc. as General Partner of the Partnership) is removed as General Partner of the Partnership under circumstances where Cause does not exist and Units held by] {(c) In making its determination of fair market value, the determining independent investment banking firm or other independent expert shall consider the then current price of Common Units on any National Securities Exchange on which the Common Units are then listed, the value of the Partnership's assets, the rights and obligations of} the General Partner and [its Affiliates are not voted in favor of such removal.] {other factors it may deem relevant.]

     [(f) A Subordinated Unit that has converted into a Common Unit shall be subject to the provisions of Section 6.7(b). ]{(d) For purposes of this Agreement, conversion of the Incentive Distribution Rights to Common Units will be characterized as if the holders of Incentive Distribution Rights contributed their Incentive Distribution Rights to the Partnership in exchange for the newly issued Common Units, and each such Common Unit shall have a Capital Account equal to the Capital Account of each other Common Unit.}

     {(e) In connection with any merger, consolidation or sale of all or substantially all of the assets of the Partnership or the Operating Partnership in which the Common Unitholders are entitled to receive cash, securities or other property in exchange for their Common Units, the holders of the Incentive Distribution Rights shall be entitled to receive in exchange for such right that amount of cash, securities or other property that such holder would have been entitled to receive had the Incentive Distribution Rights been converted into Common Units immediately prior to the consummation of such transaction in accordance with the terms of this Section 5.8.}

     5.9 Limited Preemptive Rights{.}

     Except as provided in this Section 5.9 and Section [5.2] {5.3}, no Person shall have any preemptive, preferential or other similar right with respect to the issuance of any Partnership Security, whether unissued, held in the treasury or hereafter created. The General Partner shall have the right, which it may from time to time assign in whole or in part to any of its Affiliates, to purchase Partnership Securities from the Partnership whenever, and on the same terms that, the Partnership issues Partnership Securities to Persons other than the General Partner and its Affiliates, to the extent necessary to maintain the Percentage Interests of the General Partner and its Affiliates equal to that which existed immediately prior to the issuance of such Partnership Securities.

     5.10 Splits and Combinations{.}

     (a) Subject to Sections 5.10(d), 6.6 and 6.10 (dealing with adjustments of distribution levels), the Partnership may make a Pro Rata distribution of Partnership Securities to all Record Holders or may effect a subdivision or combination of Partnership Securities so long as, after any such event, each Partner shall have the same Percentage Interest in the Partnership as before such event, and any amounts calculated on a per Unit basis (including any Common Unit Arrearage or Cumulative Common Unit Arrearage) or stated as a number of Units (including the [number of Subordinated Units that may convert prior to the end of the Subordination Period and the] number of additional Parity Units or Partnership Securities having rights to distributions or in liquidation ranking on a parity with [or prior or senior to] the [Subordinated] {Common} Units that may be issued pursuant to Section 5.7 without a Unitholder vote) are proportionately adjusted retroactive to the beginning of the Partnership.

     (b) Whenever such a distribution, subdivision or combination of Partnership Securities is declared, the Board of Supervisors shall select a Record Date as of which the distribution, subdivision or combination shall be effective and shall send notice thereof at least 20 days prior to such Record Date to each Record Holder as of the date not less than 10 days prior to the date of such notice. The Board

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
of Supervisors also may cause a firm of independent public accountants selected by it to calculate the number of Partnership Securities to be held by each Record Holder after giving effect to such distribution, subdivision or combination. The Board of Supervisors shall be entitled to rely on any certificate provided by such firm as conclusive evidence of the accuracy of such calculation.

     (c) Promptly following any such distribution, subdivision or combination, the Partnership may issue Certificates to the Record Holders of Partnership Securities as of the applicable Record Date representing the new number of Partnership Securities held by such Record Holders, or the Board of Supervisors may adopt such other procedures as it may deem appropriate to reflect such changes. If any such combination results in a smaller total number of Partnership Securities Outstanding, the Partnership shall require, as a condition to the delivery to a Record Holder of such new Certificate, the surrender of any Certificate held by such Record Holder immediately prior to such Record Date.

     (d) The Partnership shall not issue fractional Units upon any distribution, subdivision or combination of Units. If a distribution, subdivision or combination of Units would result in the issuance of fractional Units but for the provisions of Section [5.7(e)] {5.6(d)} and this Section 5.10(d), each fractional Unit shall be rounded to the nearest whole Unit (and a 0.5 Unit shall be rounded to the next higher Unit).

     5.11 Fully Paid and Non-Assessable Nature of Limited Partner [Partnership] Interests{.}

     All Limited Partner [Partnership] Interests issued pursuant to, and in accordance with the requirements of, this Article V shall be fully paid and non-assessable Limited Partner [Partnership] Interests [in the Partnership], except as such non-assessability may be affected by Section 17-607 of the Delaware Act.

     {5.12 Loans from Partners}.

     {Loans by a Partner to the Partnership shall not constitute Capital Contributions. If any Partner shall advance funds to the Partnership in excess of the amounts required hereunder to be contributed by it to the capital of the Partnership, the making of such excess advances shall not result in any increase in the amount of the Capital Account of such Partner. The amount of any such excess advances shall be a debt obligation of the Partnership to such Partner and shall be payable or collectible only out of the Partnership assets in accordance with the terms and conditions upon which such advances are made.}

                                   ARTICLE VI
                         ALLOCATIONS AND DISTRIBUTIONS

     6.1 Allocations for Capital Account Purposes. [For purposes of maintaining the Capital Accounts and in determining the rights of the Partners among themselves, the Partnership's items of income, gain, loss and deduction (computed in accordance with Section 5.5(b)) shall be allocated among the Partners in each taxable year (or portion thereof) as provided herein below.]

     [(a) Net Income. After giving effect to the special allocations set forth in Section 6.1(d), Net Income for each taxable year and all items of income, gain, loss and deduction taken into account in computing Net Income for such taxable year shall be allocated as follows:]

         [(i) First, 100% to the General Partner until the aggregate Net Income allocated to the General Partner pursuant to this Section 6.1(a)(i) for the current taxable year and all previous taxable years is equal to the aggregate Net Losses allocated to the General Partner pursuant to Section 6.1(b)(iv) for all previous taxable years;]

          [(ii) Second, 100% to the holders of APUs, in the proportion that the Capital Account maintained for each holder with respect to such APUs bears to the aggregate Capital Accounts attributable to all APUs then Outstanding, until the aggregate Net Income allocated to such holders pursuant to this Section 6.1(a)(ii) for the current taxable year and all previous taxable years is equal to the aggregate Net Losses allocated to such holders pursuant to Section 6.1(b)(ii) for all previous taxable years;]

          [(iii) Third, 100% to the General Partner and the Limited Partners, in accordance with their respective Percentage Interests, until the aggregate Net Income allocated to such Partners pursuant]

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     [to this Section 6.1(a)(iii) for the current taxable year and all previous taxable years is equal to the aggregate Net Loss allocated to such Partners pursuant to Section 6.1(b)(ii) for all previous taxable years; and]

          [(iv) Fourth, the balance, if any, 100% to the General Partner and the Limited Partners in accordance with their respective Percentage Interests.]

     [(b) Net Losses. After giving effect to the special allocations set forth in Section 6.1(d), Net Losses for each taxable period and all items of income, gain, loss and deduction taken into account in computing Net Losses for such taxable period shall be allocated as follows:]

          [(i) First, 100% to the General Partner and the Limited Partners, in accordance with their respective Percentage Interests, until the aggregate Net Losses allocated pursuant to this Section 6.1(b)(i) for the current taxable year and all previous taxable years is equal to the aggregate Net Income allocated to such Partners pursuant to Section 6.1(a)(iv) for all previous taxable years, provided that the Net Losses shall not be allocated pursuant to this Section 6.1(b)(i) to the extent that such allocation would cause any Limited Partner to have a deficit balance in its Adjusted Capital Account at the end of such taxable year (or increase any existing deficit balance in its Adjusted Capital Account);]

          [(ii) Second, 100% to the General Partner and the Limited Partners in accordance with their respective Percentage Interests; provided, that Net Losses shall not be allocated pursuant to this Section 6.1(b)(ii) to the extent that such allocation would cause any Limited Partner to have a deficit balance in its Adjusted Capital Account at the end of such taxable year (or increase any existing deficit balance in its Adjusted Capital Account);]

          [(iii) Third, 100% to holders of APUs, in the proportion that the Capital Account maintained for each holder with respect to such APUs bears to the aggregate Capital Accounts attributable to all APUs then outstanding; provided, that Net Losses shall not be allocated pursuant to this Section 6.1(b)(iii) to the extent that such allocation would cause any holder of APUs to have a deficit balance in its Adjusted Capital Account at the end of such taxable year (or increase any existing deficit balance in its Adjusted Capital Account); and]

          [(iv) Fourth, the balance, if any, 100% to the General Partner.]

     [(c) Net Termination Gains and Losses. After giving effect to the special allocations set forth in Section 6.1(d), all items of income, gain, loss and deduction taken into account in computing Net Termination Gain or Net Termination Loss for such taxable period shall be allocated in the same manner as such Net Termination Gain or Net Termination Loss is allocated hereunder. All allocations under this Section 6.1(c) shall be made after Capital Account balances have been adjusted by all other allocations provided under this Section
6.1 and after all distributions of Available Cash provided under Sections 6.4 and 6.5 have been made; provided, however, that solely for purposes of this
Section 6.1(c), Capital Accounts shall not be adjusted for distributions made pursuant to Section 12.4.]

          [(i) If a Net Termination Gain is recognized (or deemed recognized pursuant to Section 5.5(d)), such Net Termination Gain shall be allocated among the General Partner and the Limited Partners in the following manner (and the Capital Accounts of the Partners shall be increased by the amount so allocated in each of the following subclauses, in the order listed, before an allocation is made pursuant to the next succeeding subclause):]

               [(A) First, to each Partner having a deficit balance in its Capital Account, in the proportion that such deficit balance bears to the total deficit balances in the Capital Accounts of all Partners, until each such Partner has been allocated Net Termination Gain equal to any such deficit balance in its Capital Account;]

               [(B) Second, 99% to all Limited Partners holding Common Units, in accordance with their relative Percentage Interests, and 1% to the General Partner, until the Capital Account in respect of each Common Unit then Outstanding is equal to the sum of (1) its Unrecovered Capital plus (2) the Minimum Quarterly Distribution for the Quarter during which the Liquidation Date occurs, reduced by any distribution pursuant to Section 6.4(a)(i) or (b)(i) with respect to such Common Unit for such Quarter (the amount determined pursuant to this]

          [clause (2) is hereinafter defined as the 'Unpaid MQD') plus (3) any then existing Cumulative Common Unit Arrearage;]

               [(C) Third, if such Net Termination Gain is recognized (or is deemed to be recognized) prior to the expiration of the Subordination Period, 99% to all Limited Partners holding Subordinated Units, in accordance with their relative Percentage Interests, and 1% to the General Partner until the Capital Account in respect of each Subordinated Unit then Outstanding equals the sum of (1) its Unrecovered Capital, determined for the taxable year (or portion thereof) to which this allocation of gain relates, plus (2) the Minimum Quarterly Distribution for the Quarter during which the Liquidation Date occurs, reduced by any distribution pursuant to
          Section 6.4(a)(iii) with respect to such Subordinated Unit for such Quarter;]

               [(D) Fourth, if such Net Termination Gain is recognized (or is deemed to be recognized) prior to the redemption of all APUs then Outstanding, 100% to the holders of Partners holding such APUs, in the proportion that the Capital Account maintained for each holder with respect to such APUs bears to the aggregate Capital Accounts attributable to all APUs then Outstanding, in the amount which will increase the Capital Account balance of each such holder maintained with respect to such APUs to that amount which equals its Unrecovered Capital, determined for the taxable year (or portion thereof) to which this allocation of gain relates;]

               [(E) Fifth, 99% to all Limited Partners, in accordance with their relative Percentage Interests, and 1% to the General Partner until the Capital Account in respect of each Common Unit then Outstanding is equal to the sum of (1) its Unrecovered Capital, plus (2) the Unpaid MQD, plus (3) any then existing Cumulative Common Unit Arrearage, plus
          (4) the excess of (aa) the First Target Distribution less the Minimum Quarterly Distribution for each Quarter of the Partnership's existence over (bb) the cumulative per Unit amount of any distributions of Operating Surplus that was distributed pursuant to Sections 6.4(a)(v) and 6.4(b)(iii) (the sum of (1) plus (2) plus (3) plus (4) is hereinafter defined as the 'First Liquidation Target Amount');]

               [(F) Sixth, 85.8673% to all Limited Partners, in accordance with their relative Percentage Interests, 13.1327% to the holders of the Incentive Distribution Rights, Pro Rata, and 1% to the General Partner until the Capital Account in respect of each Common Unit then Outstanding is equal to the sum of (1) the First Liquidation Target Amount, plus (2) the excess of (aa) the Second Target Distribution less the First Target Distribution for each Quarter of the Partnership's existence over (bb) the cumulative per Unit amount of any distributions of Operating Surplus that was distributed pursuant to Sections 6.4(a)(vi) and 6.4(b)(iv) (the sum of (1) plus (2) is hereinafter defined as the 'Second Liquidation Target Amount');]

               [(G) Seventh, 75.7653% to all Limited Partners, in accordance with their relative Percentage Interests, 23.2347% to the holders of the Incentive Distribution Rights, Pro Rata, and 1% to the General Partner until the Capital Account in respect of each Common Unit then Outstanding is equal to the sum of (1) the Second Liquidation Target Amount, plus (2) the excess of (aa) the Third Target Distribution less the Second Target Distribution for each Quarter of the Partnership's existence over (bb) the cumulative per Unit amount of any distributions of Operating Surplus that was distributed pursuant to Sections 6.4(a)(vii) and 6.4(b)(v); and]

               [(H) Finally, any remaining amount 50.5102% to all Limited Partners, in accordance with their relative Percentage Interests, 48.4898% to the holders of the Incentive Distribution Rights, Pro Rata, and 1% to the General Partner.]

          [(ii) If a Net Termination Loss is recognized (or deemed recognized pursuant to Section 5.5(d)), such Net Termination Loss shall be allocated to the Partners in the following manner:]

               [(A) First, if such Net Termination Loss is recognized (or is deemed to be recognized) prior to the redemption of all Outstanding APUs, 100% to the holders of APUs, in the proportion that the Capital Account maintained for each holder with respect to such APUs bears to the aggregate Capital Accounts attributable to all APUs then Outstanding, to the]

          [extent of the positive balances in their Capital Accounts maintained with respect to such APUs;]

               [(B) Second, if such Net Termination Loss is recognized (or is deemed to be recognized) prior to the conversion of the last Outstanding Subordinated Unit, 99% to the Partners holding Subordinated Units, in accordance with their relative Percentage Interests, and 1% to the General Partner until the Capital Account in respect of each Subordinated Unit then Outstanding has been reduced to zero;]

               [(C) Third, 99% to all Limited Partners holding Common Units, in accordance with their relative Percentage Interests, and 1% to the General Partner until the Capital Account in respect of each Common Unit then outstanding has been reduced to zero; and]

               [(D) Fourth, the balance, if any, 100% to the General Partner.]

     [(d)]{.}

     {(a) General. In maintaining the Capital Accounts that determine the rights of the Partners among themselves, the Partnership's items of income, gain, loss and deduction (computed in accordance with Section 5.5(b)), including Net Termination Gain and Net Termination Loss, shall be allocated among the Partners Pro Rata, except as otherwise provided below.}

     {(b) Allocations to Holders of Incentive Distribution Rights. The gross income of the Partnership for each taxable period prior to the Liquidation Date shall be allocated to the extent of such gross income to the holders of the Incentive Distribution Rights, Pro Rata, until the amount so allocated equals the sum of (i) the amount of distributions made to such holders pursuant to
Section 6.4(d) for such period and (ii) any amounts distributed to such holders pursuant to Section 6.4(d) in prior periods in excess of gross income allocated to them pursuant to this Section 6.1(b) in prior periods.}

     {(c) Limitation on Losses. Any deduction otherwise allocable to a Common Unitholder that would create or add to a deficit in his Adjusted Capital Account shall instead be allocated to the General Partner Unitholders, Pro Rata. Thereafter, any income that would otherwise be allocable to such Common Unitholder shall be allocated to the General Partner Unitholders, Pro Rata, until the aggregate amount so allocated under this sentence equals the aggregate deductions previously allocated to the General Partner Unitholders under the preceding sentence.}

     {(d) Net Termination Gain. Any Net Termination Gain realized by the Partnership shall first be allocated to all Unitholders, Pro Rata, to the extent required to entitle the Common Unitholders to receive liquidating distributions equal to the Liquidation Target Amount, and any remaining Net Termination Gain shall be allocated 86.9987% to the Unitholders, Pro Rata, and 13.0013% to the holders of Incentive Distribution Rights, Pro Rata.}

     {(e) }Special Allocations. Notwithstanding any other provision of this
Section 6.1, the following special allocations shall be made for such taxable period:}

          (i) Partnership Minimum Gain Chargeback. Notwithstanding any other provision of this Section 6.1, if there is a net decrease in Partnership Minimum Gain during any Partnership taxable period, each Partner shall be allocated items of Partnership income and gain for such period (and, if necessary, subsequent periods) in the manner and amounts provided in Treasury Regulation Sections 1.704-2(f)(6), 1.704-2(g)(2) and 1.704-2(j)(2)(i), or any successor provision. For purposes of this Section [6.1(d)] {6.1(e)}, each Partner's Adjusted Capital Account balance shall be determined, and the allocation of income or gain required hereunder shall be effected, prior to the application of any other allocations pursuant to this Section [6.1(d)] {6.1(e)} with respect to such taxable period (other than an allocation pursuant to Sections [6.1(d)(vi) and 6.1(d)(vii)).] {6.1(e)(vi) and 6.1(e)(vii)).} This Section [6.1(d)(i)] {6.1(e)(i)} is
     intended to comply with the Partnership Minimum Gain chargeback requirement in Treasury Regulation Section 1.704-2(f) and shall be interpreted consistently therewith.

          (ii) Chargeback of Partner Nonrecourse Debt Minimum Gain. Notwithstanding the other provisions of this Section 6.1 (other than Section [6.1(d)(i))] {6.1(e)(i))}, except as provided in Treasury Regulation Section 1.704-2(i)(4), if there is a net decrease in Partner Nonrecourse Debt Minimum Gain during any Partnership taxable period, any Partner with a share of Partner Nonrecourse Debt Minimum Gain at the beginning of such taxable period shall be allocated items of Partnership income and gain for such period (and, if necessary, subsequent periods) in the manner and amounts provided in Treasury Regulation Sections 1.704-2(i)(4) and 1.704-2(j)(2)(ii), or any successor provisions. For purposes of this Section [6.1(d)] {6.1(e)}, each Partner's Adjusted Capital Account balance shall be determined, and the allocation of income or gain required hereunder shall be effected, prior to the application of any other allocations pursuant to this Section [6.1(d)] {6.1(e)}, other than Section [6.1(d)(i)] {6.1(e)(i)} and other than an allocation pursuant to Sections [6.1(d)(vi) and 6.1(d)(vii)] {6.1(e)(vi) and 6.1(e)(vii)}, with respect to such taxable period. This Section [6.1(d)(ii)] {6.1(e)(ii)} is intended to comply with the chargeback of items of income and gain requirement in Treasury Regulation Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

          (iii) {[Deleted.]} [Priority Allocations.]

     [(A) If the amount of cash or the Net Agreed Value of any property distributed (except cash or property distributed pursuant to Section 12.4) to any Limited Partner with respect to its Units for a taxable year is greater (on a per Unit basis) than the amount of cash or the Net Agreed Value of property distributed to the other Limited Partners with respect to their Units (on a per Unit basis), then (1) each Limited Partner receiving such greater cash or property distribution shall be allocated gross income in an amount equal to the product of (aa) the amount by which the distribution (on a per Unit basis) to such Limited Partner exceeds the distribution (on a per Unit basis) to the Limited Partners receiving the smallest distribution and (bb) the number of Units owned by the Limited Partner receiving the greater distribution; and (2) the General Partner shall be allocated gross income in an aggregate amount equal to 1/99 of the sum of the amounts allocated in clause (1) above.]

     [(B) After the application of Section 6.1(d)(iii)(A), all or any portion of the remaining items of Partnership gross income or gain for the taxable period, if any, shall be allocated 100% to the holders of Incentive Distribution Rights, Pro Rata, until the aggregate amount of such items allocated to the holders of Incentive Distribution Rights pursuant to this paragraph 6.1(d)(iii)(B) for the current taxable year and all previous taxable years is equal to the cumulative amount of all Incentive Distributions made to the holders of Incentive Distribution Rights from the Closing Date to a date 45 days after the end of the current taxable year.]

          (iv) Qualified Income Offset. In the event any Partner unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulation Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6), items of Partnership income and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations promulgated under Section 704(b) of the Code, the deficit balance, if any, in its Adjusted Capital Account created by such adjustments, allocations or distributions as quickly as possible unless such deficit balance is otherwise eliminated pursuant to Section [6.1(d)(i)] {6.1(e)(i)} or (ii).

          (v) Gross Income Allocations. In the event any Partner has a deficit balance in its Capital Account at the end of any Partnership taxable period in excess of the sum of (A) the amount such Partner is required to restore pursuant to the provisions of this Agreement and (B) the amount such Partner is deemed obligated to restore pursuant to Treasury Regulation Sections 1.704-2(g) and 1.704-2(i)(5), such Partner shall be specially allocated items of Partnership gross income and gain in the amount of such excess as quickly as possible; provided, that an allocation pursuant to this Section [6.1(d)(v)] {6.1(e)(v)} shall be made only if and to the extent that such Partner would have a deficit balance in its Capital Account as adjusted after all other allocations provided for in this
     Section 6.1 have been tentatively made as if this Section [6.1(d)(v)] {6.1(e)(v)} were not in this Agreement.

          (vi) Nonrecourse Deductions. Nonrecourse Deductions for any taxable period shall be allocated to the Partners [in accordance with their respective Percentage Interests] {Pro Rata.} If the Board of Supervisors determines in its good faith discretion that the Partnership's Nonrecourse Deductions must be allocated in a different ratio to satisfy the safe harbor requirements of the Treasury Regulations promulgated under Section 704(b) of the Code, the Board of Supervisors is authorized, upon notice to the Limited Partners, to revise the prescribed ratio to the numerically closest ratio that does satisfy such requirements.

           (vii) Partner Nonrecourse Deductions. Partner Nonrecourse Deductions for any taxable period shall be allocated 100% to the Partner that bears the Economic Risk of Loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Treasury Regulation Section 1.704-2(i). If more than one Partner bears the Economic Risk of Loss with respect to a Partner Nonrecourse Debt, such Partner Nonrecourse Deductions attributable thereto shall be allocated between or among such Partners in accordance with the ratios in which they share such Economic Risk of Loss.

          (viii) Nonrecourse Liabilities. For purposes of Treasury Regulation
     Section 1.752-3(a)(3), the Partners agree that Nonrecourse Liabilities of the Partnership in excess of the sum of (A) the amount of Partnership Minimum Gain and (B) the total amount of Nonrecourse Built-in Gain shall be allocated among the Partners [in accordance with their respective Percentage Interests.] {Pro Rata.}

          (ix) Code Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Section 734(b) or 743(c) of the Code is required, pursuant to Treasury Regulation Section 1.704-l(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such item of gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Treasury [regulations.] {Regulations.}

         [(x) Economic Uniformity. At the election of] (x) {Allocations Upon Conversion of Incentive Distribution Rights. If and when the Incentive Distribution Rights are converted into Common Units pursuant to Section 5.8 or 11.3, no gain, income, or loss will be allocated to the holders thereof, and any difference between a holder's tax basis in the Incentive Distribution Rights surrendered and the fair market value of the Common Units received upon conversion will be accounted for pursuant to the provisions of Section 6.2 in a manner that will make such Common Units tax-fungible with every other Common Unit; provided, however, if counsel to the Partnership advises} the Board of Supervisors [with respect to any taxable period ending upon, or after, the termination of the Subordination Period, all or a portion of the remaining items of Partnership gross income or gain for such taxable period, after taking into account allocations pursuant to Sections 6.1(d)(iii), shall be allocated 100% to each Partner holding Subordinated Units in the proportion of the number of Subordinated Units held by such Partner to the total number of Subordinated Units then Outstanding, until each such Partner has been allocated an amount of gross income or gain which increases the Capital Account maintained with respect to such Subordinated Units to an amount equal to the product of (A) the number of Subordinated Units held by such Partner and (B) the Per Unit Capital Amount for a Common Unit. The purpose of this allocation is to establish uniformity between the Capital Accounts underlying Subordinated Units and the Capital Accounts underlying Common Units held by Persons other than a General Partner and its Affiliates immediately prior to the conversion of such Subordinated Units into Common Units. This allocation method for establishing such economic uniformity will only be available to] {that there is not substantial authority to report taxable income and deductions in accordance with the foregoing, allocations shall be made in the manner selected by} the Board of Supervisors [if the method for allocating the Capital Account maintained with respect to the Subordinated Units between the transferred and retained Subordinated Units pursuant to
     Section 5.5(c)(ii) does not otherwise provide such economic uniformity to the Subordinated Units.] {for which counsel advises that there is at least substantial authority.}

          (xi) Curative Allocation.

               (A) Notwithstanding any other provision of this Section 6.1, other than the Required Allocations, the Required Allocations shall be taken into account in making the Agreed Allocations so that, to the extent possible, the net amount of items of income, gain, loss and deduction allocated to each Partner pursuant to the Required Allocations and the Agreed Allocations, together, shall be equal to the net amount of such items that would have been allocated to each such Partner under the Agreed Allocations had the Required Allocations and the related Curative Allocation not otherwise been provided in this Section 6.1.

          Notwithstanding the preceding sentence, Required Allocations relating to (1) Nonrecourse Deductions shall not be taken into account except to the extent that there has been a decrease in Partnership Minimum Gain and (2) Partner Nonrecourse Deductions shall not be taken into account except to the extent that there has been a decrease in Partner Nonrecourse Debt Minimum Gain. Allocations pursuant to this Section [6.1(d)(xi)(A)] {6.1(e)(xi)(A)} shall only be made with respect to Required Allocations to the extent the General Partner reasonably determines that such allocations will otherwise be inconsistent with the economic agreement among the Partners. Further, allocations pursuant to this Section [6.1(d)(xi)(A)] {6.1(e)(xi)(A)} shall be deferred with respect to allocations pursuant to clauses (1) and (2) hereof to the extent the Board of Supervisors reasonably determines that such allocations are likely to be offset by subsequent Required Allocations.

             (B) The Board of Supervisors shall have reasonable discretion, with respect to each taxable period, to (1) apply the provisions of Section [6.1(d)(xi)(A)] {6.1(e)(xi)(A)} in whatever order is most likely to minimize the economic distortions that might otherwise result from the Required Allocations, and (2) divide all allocations pursuant to Section [6.1(d)(xi)(A)] {6.1(e)(xi)(A)} among the Partners in a manner that is likely to minimize such economic distortions.

          (xii) Corrective Allocations. In the event of any allocation of Additional Book Basis Derivative Items or any Book-Down Event or any recognition of a Net Termination Loss, the following rules shall apply:

             (A) In the case of any allocation of Additional Book Basis Derivative Items (other than an allocation of Unrealized Gain or Unrealized Loss under Section 5.5(d) hereof), the Board of Supervisors shall allocate additional items of gross income and gain away from the holders of Incentive Distribution Rights to the [Limited Partners holding Units and the General Partner] {Unitholders}, or additional items of deduction and loss away from the [Limited Partners holding Units and the General Partner] {Unitholders} to the Limited Partners holding Incentive Distribution Rights, [pro rata] {Pro Rata}, to the extent that the Additional Book Basis Derivative Items allocated to the [Limited Partners holding Units or the General Partner] {Unitholders} exceeds their Share of those Additional Book Basis Derivative Items. For this purpose, the [Limited Partners holding Units and the General Partner] {Unitholders} shall be treated as being allocated Additional Book Basis Derivative Items to the extent that such Additional Book Basis Derivative Items have reduced the amount of income that would otherwise have been allocated to the [Limited Partners holding Units or the General Partner under the Partnership] {Unitholders under this} Agreement (e.g., Additional Book Basis Derivative Items taken into account in computing cost of goods sold would reduce the amount of book income otherwise available for allocation among the Partners). Any allocation made pursuant to this Section [6.1(d)(xii)(A)] {6.1(e)(xii)(A)} shall be made after all of the other Agreed Allocations have been made as if this Section [6.1(d)(xii)] {6.1(e)(xii)} were not in [the Partnership] {this} Agreement and, to the extent necessary, shall require the reallocation of items that have been allocated pursuant to such other Agreed Allocations.

             (B) In the case of any negative adjustments to the Capital Accounts of the Partners resulting from a Book-Down Event or from the recognition of a Net Termination Loss, such negative adjustment (1) shall first be allocated, to the extent of the Aggregate Remaining Net Positive Adjustments, in such a manner, as reasonably determined by the Board of Supervisors, that to the extent possible the aggregate Capital Accounts of the Limited Partners holding Incentive {Distribution} Rights will equal the amount which would have been the {Capital Account balance of the} Limited Partners holding Incentive {Distribution} Rights [Capital Account balance] if no prior Book-Up Events had occurred, and (2) any negative adjustment in excess of the Aggregate Remaining Net Positive Adjustments shall be allocated pursuant to Section [6.1(c)] {6.1(d)} hereof.

             (C) In making the allocations required under this Section [6.1(d)(xii)] {6.1(e)(xii)}, the Board of Supervisors, in its sole discretion, may apply whatever conventions or other methodology it deems reasonable to satisfy the purpose of this Section [6.1(d)(xii).] {6.1(e)(xii).}

          [(xiii) Over-allotment Option Expenses. All fees, expenses and commissions associated with the exercise of the Over-allotment Option, if any, shall be allocated to the holders of Subordinated Units with respect to Subordinated Units redeemed by the Partnership pursuant to Section 5.3(b).]{(xiii) [Deleted.]}

          (xiv) General Economic Corrective Allocation. Notwithstanding any other provision of this Section 6.1 (other than the Required Allocations), the General Partner may allocate items of income, gain, loss and deduction for any taxable year in such manner as it determines, in its reasonable discretion, is necessary so that, when made, distributions in liquidation of the Partnership in accordance with Section 12.4 shall correspond as closely as possible to the economic arrangement reflected in Section [6.1(c)] {6.1(d).}

     6.2 Allocations for Tax Purposes{.}

     (a) {General.} Except as otherwise provided herein, for federal income tax purposes, each item of income, gain, loss and deduction shall be allocated among the Partners in the same manner as its correlative item of 'book' income, gain, loss or deduction is allocated pursuant to Section 6.1.

     (b) {Contributed Property.} In an attempt to eliminate Book-Tax Disparities attributable to a Contributed Property or Adjusted Property, items of income, gain, loss, depreciation, amortization and cost recovery deductions shall be allocated for federal income tax purposes among the Partners as follows:

          (i)(A) In the case of a Contributed Property, such items attributable thereto shall be allocated among the Partners in the manner provided under
     Section 704(c) of the Code that takes into account the variation between the Agreed Value of such property and its adjusted basis at the time of contribution; and (B) any item of Residual Gain or Residual Loss attributable to a Contributed Property shall be allocated among the Partners in the same manner as its correlative item of 'book' gain or loss is allocated pursuant to Section 6.1.

          (ii)(A) In the case of an Adjusted Property, such items shall (1) first, be allocated among the Partners in a manner consistent with the principles of Section 704(c) of the Code to take into account the Unrealized Gain or Unrealized Loss attributable to such property and the allocations thereof pursuant to Section 5.5(d)(i) or (ii), and (2) second, in the event such property was originally a Contributed Property, be allocated among the Partners in a manner consistent with Section 6.2(b)(i)(A); and (B) any item of Residual Gain or Residual Loss attributable to an Adjusted Property shall be allocated among the Partners in the same manner as its correlative item of 'book' gain or loss is allocated pursuant to Section 6.1.

          (iii) The Board of Supervisors shall apply the principles of Treasury Regulation Section 1.704-3(d) to eliminate Book-Tax Disparities.

     (c) {Discretionary Allocation Authority.} For the proper administration of the Partnership and for the preservation of uniformity of the Units (or any class or classes thereof), the Board of Supervisors shall have sole discretion to (i) adopt such conventions as it deems appropriate in determining the amount of depreciation, amortization and cost recovery deductions; (ii) make special allocations for federal income tax purposes of income (including, without limitation, gross income) or deductions; and (iii) amend the provisions of this Agreement as appropriate (x) to reflect the proposal or promulgation of Treasury [regulations] {Regulations} under Section 704(b) or Section 704(c) of the Code or (y) otherwise to preserve or achieve uniformity of the Units (or any class or classes thereof). The Board of Supervisors may adopt such conventions, make such allocations and make such amendments to this Agreement as provided in this
Section 6.2(c) only if such conventions, allocations or amendments would not have a material adverse effect on the Partners, the holders of any class or classes of Units issued and outstanding or the Partnership, and if such allocations are consistent with the principles of Section 704 of the Code.

     (d) {Discretionary Amortization Authority.} The Board of Supervisors in its discretion may determine to depreciate or amortize the portion of an adjustment under Section 743(b) of the Code attributable to unrealized appreciation in any Adjusted Property (to the extent of the unamortized Book-Tax Disparity) using a predetermined rate derived from the depreciation or amortization method and useful life applied to the Partnership's common basis of such property, despite any inconsistency of such approach with [Proposed Treasury Regulation Section 1.168-2(n),] Treasury Regulation Section

1.167(c)-1(a)(6) [or the legislative history of] {and Proposed Treasury Regulation} Section [197 of the Code] {1.197-2(g)(3)}. If the Board of Supervisors determines that such reporting position cannot reasonably be taken, the Board of Supervisors may adopt depreciation and amortization conventions under which all purchasers acquiring Units in the same month would receive depreciation and amortization deductions, based upon the same applicable rate as if they had purchased a direct interest in the Partnership's property. If the Board of Supervisors chooses not to utilize such aggregate method, the Board of Supervisors may use any other reasonable depreciation and amortization conventions to preserve the uniformity of the intrinsic tax characteristics of any Units that would not have a material adverse effect on the Limited Partners or the Record Holders of any class or classes of Units.

     (e) {Recapture Income.} Any gain allocated to the Partners upon the sale or other taxable disposition of any Partnership asset shall, to the extent possible, after taking into account other required allocations of gain pursuant to this Section 6.2, be characterized as Recapture Income in the same proportions and to the same extent as such Partners (or their predecessors in interest) have been allocated any deductions directly or indirectly giving rise to the treatment of such gains as Recapture Income.

     (f) {Effect of Section 754 Election.} All items of income, gain, loss, deduction and credit recognized by the Partnership for federal income tax purposes and allocated to the Partners in accordance with the provisions hereof shall be determined without regard to any election under Section 754 of the Code which may be made by the Partnership; provided, however, that such allocations, once made, shall be adjusted as necessary or appropriate to take into account those adjustments permitted or required by Sections 734 and 743 of the Code.

     (g) {Assignor/Assignee Proration.} Each item of Partnership income, gain, loss and deduction attributable to [a transferred Partnership Interest of the General Partner or to transferred Units,] {transferred Units or} Incentive Distribution Rights [or APUs,] shall for federal income tax purposes, be determined on an annual basis and prorated on a monthly basis and shall be allocated to the Partners as of the opening of the New York Stock Exchange on the first Business Day of each month; provided, [however, that (i) if the Underwriter's Over-allotment Option is not exercised, such items for the period beginning on the Closing Date and ending on the last day of the month in which the Closing Date occurs shall be allocated to Partners as of the opening of the New York Stock Exchange on the first Business Day of the next succeeding month or (ii) if the Underwriters Over-allotment Option is exercised, such items for the period beginning on the Closing Date and ending on the last day of the month in which the Second Delivery Date (as defined in the Underwriting Agreement) occurs shall be allocated to the Partners as of the opening of the New York Stock Exchange on the first Business Day of the next succeeding month; and provided, further,] that gain or loss on a sale or other disposition of any assets of the Partnership other than in the ordinary course of business shall be allocated to the Partners as of the opening of the New York Stock Exchange on the first Business Day of the month in which such gain or loss is recognized for federal income tax purposes. The Board of Supervisors may revise, alter or otherwise modify such methods of allocation as it determines necessary, to the extent permitted or required by Section 706 of the Code and the regulations or rulings promulgated thereunder.

     (h) {Nominee.} Allocations that would otherwise be made to a Limited Partner under the provisions of this Article VI shall instead be made to the beneficial owner of Units held by a nominee in any case in which the nominee has furnished the identity of such owner to the Partnership in accordance with
Section 6031(c) of the Code or any other method acceptable to the Board of Supervisors in its sole discretion.

     6.3 Requirement and Characterization of Distributions; Distributions to Record Holders.

     (a) Within 45 days following the end of each Quarter commencing with the Quarter ending on June 29, 1996, an amount equal to 100% of Available Cash with respect to such Quarter shall[, subject to Section 17-607 of the Delaware Act,] be distributed in accordance with this Article VI by the Partnership to the Partners as of the Record Date selected by the Board of Supervisors in its reasonable discretion. All amounts of Available Cash distributed by the Partnership on any date from any source shall be deemed to be Operating Surplus until the sum of all amounts of Available Cash theretofore distributed by the Partnership to the Partners pursuant to Section 6.4 equals the Operating Surplus from the {Initial} Closing Date through the close of the immediately preceding Quarter. Any remaining amounts of

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
Available Cash distributed by the Partnership on such date shall, except as otherwise provided in Section 6.5, be deemed to be 'Capital Surplus.' All distributions required to be made under this Agreement shall be made subject to
Section 17-607 of the Delaware Act.

     (b) In the event of the dissolution and liquidation of the Partnership, all receipts received during or after the Quarter in which the Liquidation Date occurs, except as otherwise provided in (a)(ii) of the definition of Available Cash, shall be applied and distributed solely in accordance with, and subject to the terms and conditions of, Section 12.4.

     (c) The Board of Supervisors shall have the discretion to treat taxes paid by the Partnership on behalf of, or amounts withheld with respect to, all or less than all of the Partners, as a distribution of Available Cash to such Partners.

     (d) Each distribution in respect of a Partnership Interest shall be paid by the Partnership, directly or through the Transfer Agent or through any other Person or agent, only to the Record Holder of such Partnership Interest as of the Record Date set for such distribution. Such payment shall constitute full payment and satisfaction of the Partnership's liability in respect of such payment, regardless of any claim of any Person who may have an interest in such payment by reason of an assignment or otherwise.

     6.4 Distributions of Available Cash from Operating Surplus[ (a) During Subordination Period. Available Cash with respect to any Quarter within the Subordination Period that is deemed to be Operating Surplus pursuant to the provisions of Section 6.3 or 6.5 shall, subject to Section 17-607 of the Delaware Act, be distributed as follows, except as otherwise required by Section 5.6(b) in respect of additional Partnership Securities issued pursuant thereto:]

          [(i) First, 99% to the Limited Partners holding Common Units, in accordance with their relative Percentage Interests, and 1% to the General Partner until there has been distributed in respect of each Common Unit then Outstanding an amount equal to the Minimum Quarterly Distribution;]

          [(ii) Second, 99% to the Limited Partners holding Common Units, in accordance with their relative Percentage Interests, and 1% to the General Partner until there has been distributed in respect of each Common Unit then Outstanding an amount equal to the Cumulative Common Unit Arrearage existing with respect to such Quarter;]

          [(iii) Third, 99% to the Limited Partners holding Subordinated Units, in accordance with their relative Percentage Interests, and 1% to the General Partner until there has been distributed in respect of each Subordinated Unit then Outstanding an amount equal to the Minimum Quarterly Distribution;]

          [(iv) Fourth, 100% to the holders of APUs, in proportion to the Unrecovered Capital attributable to the respective APUs held by them, to redeem Outstanding APUs until all Outstanding APUs have been redeemed (i.e., until the Unrecovered Capital with respect to each of the APUs is equal to zero);]

          [(v) Fifth, 99% to all Limited Partners, in accordance with their relative Percentage Interests, and 1% to the General Partner until there has been distributed in respect of each Unit then Outstanding an amount equal to the excess of the First Target Distribution over the Minimum Quarterly Distribution;]

          [(vi) Sixth, 85.8673% to all Limited Partners, in accordance with their relative Percentage Interests, 13.1327% to the holders of the Incentive Distribution Rights, Pro Rata, and 1% to the General Partner until there has been distributed in respect of each Unit then Outstanding an amount equal to the excess of the Second Target Distribution over the First Target Distribution;]

          [(vii) Seventh, 75.7653% to all Limited Partners, in accordance with their relative Percentage Interests, 23.2347% to the holders of the Incentive Distribution Rights, Pro Rata, and 1% to the General Partner until there has been distributed in respect of each Unit then Outstanding an amount equal to the excess of the Third Target Distribution over the Second Target Distribution; and]

          [(viii) Thereafter, 50.5102% to all Limited Partners, in accordance with their relative Percentage Interests, 48.4898% to the holders of the Incentive Distribution Rights, Pro Rata, and 1% to the General Partner;]

[provided, however, if the Minimum Quarterly Distribution, the First Target Distribution, the Second Target Distribution and the Third Target Distribution have been reduced to zero pursuant to the second]

     [sentence of Section 6.6, the distribution of Available Cash that is deemed to be Operating Surplus with respect to any Quarter will be made in accordance with Section 6.4(a)(viii).]

     [(b) After Subordination Period. Available Cash with respect to any Quarter after the Subordination Period that is deemed to be Operating Surplus pursuant to the provisions of Section 6.3 or 6.5, subject to Section 17-607 of the Delaware Act, shall be distributed as follows, except as otherwise required by
Section 5.6(b) in respect of additional Partnership Securities issued pursuant thereto:]

          [(i) First, 99% to all Limited Partners, in accordance with their relative Percentage Interests, and 1% to the General Partner until there has been distributed in respect of each Unit then Outstanding an amount equal to the Minimum Quarterly Distribution;]

          [(ii) Second, 100% to the holders of APUs, in proportion to the Unrecovered Capital attributable to the respective APUs held by them, to redeem Outstanding APUs until all Outstanding APUs have been redeemed (i.e., until the Unrecovered Capital with respect to each of the APUs is equal to zero);]

          [(iii) Third, 99% to all Limited Partners, in accordance with their relative Percentage Interests, and 1% to the General Partner until there has been distributed in respect of each Unit then Outstanding an amount equal to the excess of the First Target Distribution over the Minimum Quarterly Distribution;]

          [(iv) Fourth, 85.8673% to all Limited Partners, in accordance with their relative Percentage Interests, and 13.1327% to the holders of the Incentive Distribution Rights, Pro Rata, and 1% to the General Partner until there has been distributed in respect of each Unit then Outstanding an amount equal to the excess of the Second Target Distribution over the First Target Distribution;]

          [(v) Fifth, 75.7653% to all Limited Partners, in accordance with their relative Percentage Interests, and 23.2347% to the holders of the Incentive Distribution Rights, Pro Rata, and 1% to the General Partner until there has been distributed in respect of each Unit then Outstanding an amount equal to the excess of the Third Target Distribution over the Second Target Distribution; and]

          [(vi) Thereafter, 50.5102% to all Limited Partners, in accordance with their relative Percentage Interests, and 48.4898% to the holders of the Incentive Distribution Rights, Pro Rata, and 1% to the General Partner;]

[provided, however, if the Minimum Quarterly Distribution, the First Target Distribution, the Second Target Distribution and the Third Target Distribution have been reduced to zero pursuant to the second sentence of Section 6.6, the distribution of Available Cash that is deemed to be Operating Surplus with respect to any Quarter will be made in accordance with Section 6.4(b)(vi)].

     {Available Cash with respect to any Quarter that is deemed to be Operating Surplus pursuant to the provisions of Section 6.3 or 6.5 shall be distributed as follows, except as otherwise required by Section 5.6(b) in respect of additional Partnership Securities issued pursuant thereto:}

          {(a) First, to the Unitholders, Pro Rata, until there has been distributed in respect of each Common Unit then Outstanding an amount equal to the Minimum Quarterly Distribution;}

          {(b) Second, with respect to any quarter through the quarter ending March 31, 2001, to the Unitholders, Pro Rata, until there has been distributed in respect of each Common Unit then outstanding an amount equal to the Cumulative Common Unit Arrearages existing with respect to such quarter;}

          {(c) Third, to the Unitholders, Pro Rata, until there has been distributed in respect of each Common Unit then Outstanding an amount equal to the excess of the Target Distribution over the Minimum Quarterly Distribution; and}

          {(d) Thereafter, 86.9987% to the Unitholders, Pro Rata, and 13.0013% to the holders of the Incentive Distribution Rights, Pro Rata;} {provided, however, if the Minimum Quarterly Distribution and the Target Distribution have been reduced to zero pursuant to the second sentence of Section 6.6, the distribution of Available Cash that is deemed to be Operating Surplus with respect to any Quarter will be made in accordance with Section 6.4(d).}

     6.5 Distributions of Available Cash from Capital Surplus{.}

     Available Cash that is deemed to be Capital Surplus pursuant to the provisions of Section 6.3 shall, [subject to Section 17-607 of the Delaware Act,] be distributed, unless the provisions of Section 6.3 require otherwise, [99% to all Limited Partners, in accordance with their relative Percentage Interests, and 1% to the General Partner] {to the Unitholders, Pro Rata,} until a hypothetical holder of a Common Unit acquired on the {Initial} Closing Date has received with respect to such Common Unit, during the period since the {Initial} Closing Date through such date, distributions of Available Cash that are deemed to be Capital Surplus in an aggregate amount equal to the Initial Unit Price. Available Cash that is deemed to be Operating Surplus shall then be distributed 99% to all Limited Partners holding Common Units, in accordance with their relative Percentage Interests, and 1% to the General Partner, until there has been distributed in respect of each Common Unit then Outstanding an amount equal to the Cumulative Common Unit Arrearage. Thereafter, all Available Cash shall be distributed as if it were Operating Surplus and shall be distributed in accordance with Section 6.4.

     6.6 Adjustment of Minimum Quarterly Distribution and Target Distribution [Levels]{.}

     (a) The Minimum Quarterly Distribution, [First Target Distribution, Second Target Distribution and Third] {and} Target Distribution shall be proportionately adjusted in the event of any distribution, combination or subdivision (whether effected by a distribution payable in Units or otherwise) of Units or other Partnership Securities in accordance with Section 5.10. In the event of a distribution of Available Cash that is deemed to be from Capital Surplus, the Minimum Quarterly Distribution[, First Target Distribution, Second Target Distribution and Third] {and} Target Distribution shall be adjusted proportionately downward to equal the product obtained by multiplying the otherwise applicable Minimum Quarterly Distribution[, First Target Distribution, Second Target Distribution and Third] {and} Target Distribution, as the case may be, by a fraction of which the numerator is the Unrecovered Capital of the Common Units immediately after giving effect to such distribution and of which the denominator is the Unrecovered Capital of the Common Units immediately prior to giving effect to such distribution.

     (b) The Minimum Quarterly Distribution[, First Target Distribution, Second Target Distribution and Third] {and} Target Distribution shall also be subject to adjustment pursuant to Section 6.10.

     6.7 [Special Provisions Relating to the Holders of Subordinated Units] {Liquidity Arrangement.}

     [(a) Except with respect to the right to vote on or approve matters requiring the vote or approval of a percentage of the holders of Outstanding Common Units and the right to participate in allocations of income, gain, loss and deduction and distributions made with respect to Common Units, the holder of a Subordinated Unit shall have all of the rights and obligations of a Limited Partner holding Common Units hereunder; provided, however, that immediately upon the conversion of Subordinated Units into Common Units]{(a) At the Closing, the Partnership shall establish the Liquidity Arrangement (the 'Liquidity Arrangement') consisting of committed availability under its working capital facility. With respect to the quarter commencing January 1, 2001, the amount of the Liquidity Arrangement automatically shall be reduced to $11.0 million} [pursuant to Section 5.8, the holder of a Subordinated Unit shall possess all of the rights and obligations of a Limited Partner holding Common Units hereunder, including, the right to vote as a Common Unitholder and the right to participate in allocations of income, gain, loss and deduction and distributions made with respect to Common Units; provided, however, that such converted Subordinated Units shall remain subject to the provisions of Sections 5.5(c)(ii), 6.1(d)(x) and 6.7(b)].

     [(b) The holder of a Subordinated Unit which has converted into a Common Unit pursuant to Section 5.8 shall not be issued a Common Unit Certificate, and shall not be permitted to transfer its converted Subordinated Units to a Person which is not an Affiliate of the holder until such time as] {(b) If the amount of Available Cash from Operating Surplus with respect to any Quarter ending during the Support Period is less than the amount necessary to distribute the Minimum Quarterly Distribution on all Common Units and General Partner Units Outstanding on the Record Date with respect to such Quarter, then, on the date of determination of Available Cash with respect to such Quarter,} the Board of Supervisors [determines, based on advice of counsel, that a converted Subordinated Unit should have, as a substantive matter, like intrinsic economic and federal income tax characteristics, in all material]

[respects, to the intrinsic economic and federal income tax characteristics of an Initial Common Unit. In connection with the condition imposed by this Section 6.7(b), the Board of Supervisors may take whatever reasonable steps are required to provide economic uniformity to the converted Subordinated Units in preparation for a transfer of such converted Subordinated Units, including the application of Section 5.5(c)(ii) and 6.1(d)(x); provided, however, that no such steps may be taken that would have a material adverse effect on the Limited Partners holding Common Units represented by Common Unit Certificates.] {will drawdown cash from the Liquidity Arrangement in an amount equal to the lesser of
(i) the amount that would enable the Partnership to distribute the Minimum Quarterly Distribution on all Common Units and General Partner Units Outstanding on the Record Date with respect to such Quarter, and (ii) the Aggregate Ceiling less any amounts previously drawn down.}

     [Notwithstanding anything to the contrary set forth in this Agreement, the holders of APUs (a) shall (i) possess the rights and obligations provided in this Agreement with respect to a Limited Partner pursuant to Articles III and VII and (ii) have a Capital Account as a Partner] {The Partnership shall not be obligated to make any further contributions to the Liquidity Arrangement} [pursuant to Section 5.5 and all other provisions related thereto and (b) shall not (i) be entitled to vote on any matters requiring the approval or vote of the holders of Outstanding Units, (ii) be entitled to any distributions other than to such holders as specially provided with respect to Sections 6.4(a)(iv), 6.4(b)(ii) and 12.4 or (iii) be allocated items of income, gain, loss or deduction other than as specified in this Article VI].

     {6.8 [Deleted.]}

     6.9 Special Provisions Relating to the Holders of Incentive Distribution Rights{.}

     {(a)} Notwithstanding anything to the contrary set forth in this Agreement, the holders of the Incentive Distribution Rights (a) shall (i) possess the rights and obligations provided in this Agreement with respect to a Limited Partner pursuant to Articles III and VII and (ii) have a Capital Account as a Partner pursuant to Section 5.5 and all other provisions related thereto and (b) shall not (i) be entitled to vote on any matters requiring the approval or vote of the holders of Outstanding Units, (ii) be entitled to any distributions other than as provided in Sections [6.4(a)(vi), (vii) and (viii), 6.4(b)(iv), (v) and
(vi),] {6.4(a)(iii)} and 12.4 or (iii) be allocated items of income, gain, loss or deduction other than as specified in this Article VI; {provided, however, that immediately upon the conversion of Incentive Distribution Rights into Common Units pursuant to Section 5.8, the holders of Incentive Distribution Rights shall possess all of the rights and obligations of a Limited Partner holding Common Units hereunder, including the right to vote as a Common Unitholder and the right to participate in allocations of income, gain, loss and deduction and distributions made with respect to Common Units; provided, however, that such converted Incentive Distribution Rights shall remain subject to the provisions of Sections 6.1(e)(x) and 6.9(b).}

     {(b) A holder of Incentive Distribution Rights that have converted into Common Units pursuant to Section 5.8 shall not be issued a Common Unit Certificate, and shall not be permitted to transfer its converted Incentive Distribution Rights to a Person which is not an Affiliate of the holder, until such time as the Board of Supervisors determines, based on advice of counsel, that converted Incentive Distribution Rights should have, as a substantive matter, like intrinsic economic and federal income tax characteristics, in all material respects, to the intrinsic economic and federal income tax characteristics of an Initial Common Unit. In connection with the condition imposed by this Section 6.9(b), the Board of Supervisors may take whatever reasonable steps are required to provide economic uniformity to the converted Incentive Distribution Rights in preparation for a transfer of such converted Incentive Distribution Rights, including the application of Section 6.1(e)(x); provided, however, that no such steps may be taken that would have a material adverse effect on the class of Limited Partners holding Common Units represented by Common Unit Certificates.}

     6.10 Entity-Level Taxation{.}

     If legislation is enacted or the interpretation of existing language is modified by the relevant governmental authority which causes the Partnership or the Operating Partnership to be treated as an association taxable as a corporation or otherwise subjects the Partnership or the Operating Partnership to entity-level taxation for federal income tax purposes, the Minimum Quarterly Distribution[, First Target Distribution, Second Target Distribution and Third] {and} Target Distribution shall be equal to the

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
product obtained by multiplying (a) the amount thereof by (b) one minus the sum of (i) the highest marginal federal corporate (or other entity, as applicable) income tax rate of the Partnership for the taxable year of the Partnership in which such Quarter occurs (expressed as a percentage) plus (ii) the effective overall state and local income tax rate (expressed as a percentage) applicable to the Partnership for the calendar year next preceding the calendar year in which such Quarter occurs (after taking into account the benefit of any deduction allowable for federal income tax purposes with respect to the payment of state and local income taxes), but only to the extent of the increase in such rates resulting from such legislation or interpretation. Such effective overall state and local income tax rate shall be determined for the taxable year next preceding the first taxable year during which the Partnership or the Operating Partnership is taxable for federal income tax purposes as an association taxable as a corporation or is otherwise subject to entity-level taxation by determining such rate as if the Partnership or the Operating Partnership had been subject to such state and local taxes during such preceding taxable year.

                                  ARTICLE VII
                      MANAGEMENT AND OPERATION OF BUSINESS

     7.1 Management.

     (a) Except as otherwise expressly {provided} in this Agreement, all management powers over the business and affairs of the Partnership shall be vested exclusively in the Board of Supervisors and, subject to the direction of the Board of Supervisors and in accordance with the provisions of Section 7.10, the Officers. Neither the General Partner (except as otherwise expressly provided in this Agreement) nor any Limited Partner or Assignee shall have any management power or control over the business and affairs of the Partnership. Thus, except as otherwise expressly provided in this Agreement, the business and affairs of the Partnership shall be managed by or under the direction of the Board of Supervisors, and the day-to-day activities of the Partnership shall be conducted on the Partnership's behalf by the Officers, who shall be agents of the Partnership. In order to enable the Board of Supervisors to manage the business and affairs of the Partnership, the General Partner, except as otherwise expressly provided in this Agreement, hereby irrevocably delegates to the Board of Supervisors all management powers over the business and affairs of the Partnership that it may now or hereafter possess under applicable law. The General Partner further agrees to take any and all action necessary and appropriate, in the sole discretion of the Board of Supervisors, to effect any duly authorized actions by the Board of Supervisors or any Officer, including executing or filing any agreements, instruments or certificates, delivering all documents, providing all information and taking or refraining from taking action as may be necessary or appropriate to achieve the effective delegation of power described in this Section 7.1(a). Each of the Partners and Assignees and each Person who may acquire an interest in a Partnership Interest hereby approves, consents to, ratifies and confirms such delegation. The delegation by the General Partner to the Board of Supervisors of management powers over the business and affairs of the Partnership pursuant to the provisions of this Agreement shall not cause the General Partner to cease to be a general partner of the Partnership nor shall it cause the Board of Supervisors or any member thereof to be a general partner of the Partnership or to have or be subject to the liabilities of a general partner of the Partnership. Except as otherwise specifically provided in Sections 7.14, 7.15, 7.16 and 7.17, the authority, functions, duties and responsibilities of the Board of Supervisors and of the Officers shall be identical to the authority, functions, duties and responsibilities of the board of directors and officers, respectively, of a corporation organized under the Delaware General Corporation Law.

     (b) Consistent with the management powers delegated to the Board of Supervisors pursuant to the provisions of this Agreement, the Board of Supervisors shall have the powers now or hereafter granted a general partner of a limited partnership under the Delaware Act or any other applicable law and, except as otherwise expressly provided in this Agreement, shall have full power and authority to do all things and on such terms as it may deem necessary or appropriate to conduct the business of the Partnership, to exercise all powers set forth in Section 2.5 and to effectuate the purposes set forth in Section 2.4, including the following:

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
          (i) the making of any expenditures, the lending or borrowing of money, the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidences of indebtedness and the incurring of any other obligations;

          (ii) the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership;

          (iii) the acquisition, disposition, mortgage, pledge, encumbrance, hypothecation or exchange of any or all of the assets of the Partnership or the merger or other combination of the Partnership with or into another Person;

          (iv) the use of the assets of the Partnership (including cash on hand) for any purpose consistent with the terms of this Agreement, including the financing of the conduct of the operations of a Group Member, the lending of funds to other Persons (including the Operating Partnership), the repayment of obligations of a Group Member and the making of capital contributions to a Group Member;

          (v) the negotiation, execution and performance of any contracts, conveyances or other instruments (including instruments that limit the liability of the Partnership under contractual arrangements to all or particular assets of the Partnership, with the other party to the contract to have no recourse against the General Partner or its assets other than its interest in the Partnership, even if same results in the terms of the transaction being less favorable to the Partnership than would otherwise be the case);

          (vi) the distribution of Partnership cash;

          (vii) the selection and dismissal of employees (including employees who are Officers) and agents, outside attorneys, accountants, consultants and contractors and the determination of their compensation and other terms of employment or hiring;

          (viii) the maintenance of such insurance for the benefit of the Partnership Group and the Partners as it deems necessary or appropriate;

          (ix) the formation of, or acquisition of an interest in, and the contribution of property and the making of loans to, any further limited or general partnerships, joint ventures, corporations{, limited liability companies} or other relationships (including the acquisition of interests in, and the contributions of property to, the Operating Partnership from time to time);

          (x) the control of any matters affecting the rights and obligations of the Partnership, including the bringing and defending of actions at law or in equity and otherwise engaging in the conduct of litigation and the incurring of legal expense and the settlement of claims and litigation;

          (xi) the indemnification of any Person against liabilities and contingencies to the extent permitted by law;

          (xii) the entering into of listing agreements with any National Securities Exchange and the delisting of some or all of the Units from, or requesting that trading be suspended on, any such exchange (subject to any prior approval that may be required under Section 4.9);

          (xiii) the purchase, sale or other acquisition or disposition of Units; and

          (xiv) the undertaking of any action in connection with the Partnership's participation in the Operating Partnership as the limited partner.

     (c) Notwithstanding any other provision of this Agreement and the Operating Partnership Agreement, and to the fullest extent permitted by applicable law, each of the Partners and Assignees and each other Person who may acquire an interest in a Partnership Interest hereby (i) approves, consents to, ratifies and confirms the General Partner's delegation of management powers to the Board of Supervisors pursuant to paragraph (a) of this Section 7.1; (ii) approves, consents to, ratifies and confirms the execution, delivery and performance by the parties thereto of the Operating Partnership Agreement, the [Underwriting Agreement, the Contribution and Conveyance Agreement, the Distribution Support Agreement, the agreements and other documents filed as exhibits to the Registration Statement,] {Recapitalization Agreement, the Purchase Agreement} and the other agreements described in or filed as a part of the [Registration] {Proxy} Statement; (iii) agrees that the

Partnership (through any duly authorized Officer of the Partnership) is authorized to execute, deliver and perform the agreements referred to in clause
(i) of this sentence and the other agreements, acts, transactions and matters described in or contemplated by the [Registration] {Proxy} Statement without any further act, approval or vote of the Partners or the Assignees or the other Persons who may acquire an interest in a Partnership Interest; and (iv) agrees that the execution, delivery or performance by the General Partner, the Board of Supervisors or any member thereof, any duly authorized Officer of the Partnership, any Group Member or any Affiliate of any of them, of this Agreement or any agreement authorized or permitted under this Agreement (including the exercise by the General Partner or any Affiliate of the General Partner of the rights accorded pursuant to Article XV), shall not constitute a breach by any such Person of any duty that any of such Persons may owe the Partnership or the Limited Partners or the Assignees or any other Persons under this Agreement (or any other agreements) or of any duty stated or implied by law or equity.

     7.2 The Board of Supervisors; Election and Appointment; Term; Manner of Acting.
     (a) The Board of Supervisors shall consist of [seven] {five} individuals, two of whom shall be Appointed Supervisors, {and} three of whom shall be Elected Supervisors [and two of whom shall be Management Supervisors. The initial]
{. The }Board of Supervisors {upon Closing} shall consist of the following individuals, each of whom shall hold office until the [first] {next} Tri-Annual Meeting and until his successor is duly elected or appointed, as the case may be, and qualified, or until his earlier death, resignation or removal: Appointed
Supervisors: [George H. Hempstead, III and Robert E. Lee] {Mark A. Alexander and Michael J. Dunn, Jr.}; Elected Supervisors: John Hoyt Stookey [and two additional individuals to be appointed by the General Partner; provided, however, that if the General Partner shall fail to appoint either of such individuals within three months of the Closing Date a majority of the Elected Supervisors then serving or, if no Elected Supervisors are then serving, a majority of the members of the Board of Supervisors then serving, shall appoint such individuals that are not so appointed by the General Partner; Management
Supervisors: Mark A. Alexander and Salvatore M. Quadrino. At the first Tri-Annual Meeting and at]{, Harold R. Logan and Dudley C. Mecum. At} each Tri-Annual Meeting [thereafter], the members of the Board of Supervisors shall be appointed or elected, as the case may be, as follows:

          (i) The Appointed Supervisors shall be appointed by the General Partner on the date of the Tri-Annual Meeting; {and}

          (ii) The Elected Supervisors shall be elected at the Tri-Annual Meeting by a plurality of the votes of the Outstanding Common Units [and Subordinated Units] present in person or represented by proxy at the Tri-Annual Meeting [voting as a single class] with each Outstanding {Common} Unit having one vote{.}[; and]

          [(iii) The Management Supervisors shall be appointed by a majority of the Appointed Supervisors and the Elected Supervisors then in office, voting as a single class, at a meeting to be held on the date of, and immediately subsequent to, the Tri-Annual Meeting.]

     (b) Each member of the Board of Supervisors appointed or elected, as the case may be, at a Tri-Annual Meeting shall hold office until the next Tri-Annual Meeting and until his successor is duly elected or appointed, as the case may be, and qualified, or until his earlier death, resignation or removal.

     (c) Each member of the Board of Supervisors shall have one vote. The vote of the majority of the members of the Board of Supervisors present at a meeting at which a quorum is present shall be the act of the Board of Supervisors. A majority of the number of members of the Board of Supervisors then in office shall constitute a quorum for the transaction of business at any meeting of the Board of Supervisors, but if less than [such majority] {a quorum} is present at a meeting, a majority of the members of the Board of Supervisors present at such meeting may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     7.3 Nominations of Elected Supervisors{.}

     The Board of Supervisors shall be entitled to nominate individuals to stand for election as Elected Supervisors at a Tri-Annual Meeting. In addition, any Limited Partner or Group of Limited Partners

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
that beneficially owns 10% or more of the Outstanding {Common} Units shall be entitled to nominate one or more individuals to stand for election as Elected Supervisors at a Tri-Annual Meeting by providing written notice thereof to the Board of Supervisors not more than 120 days and not less than 90 days prior to the date of such Tri-Annual Meeting; provided, however, that in the event that the date of the Tri-Annual Meeting was not publicly announced by the Partnership by mail, press release or otherwise more than 100 days prior to the date of such meeting, such notice, to be timely, must be delivered to the Board of Supervisors not later than the close of business on the tenth day following the date on which the date of the Tri-Annual Meeting was announced. Such notice shall set forth (i) the name and address of the Limited Partner or Limited Partners making the nomination or nominations, (ii) the number of Units beneficially owned by such Limited Partner or Limited Partners, (iii) such information regarding the nominee(s) proposed by the Limited Partner or Limited Partners as would be required to be included in a proxy statement relating to the solicitation of proxies for the election of directors filed pursuant to the proxy rules of the Commission had the nominee(s) been nominated or intended to be nominated to the Board of Supervisors, (iv) the written consent of each nominee to serve as a member of the Board of Supervisors if so elected and (v) a certification that such nominee(s) qualify as Elected Supervisors.

     7.4 Removal of Members of the Board of Supervisors.

     {Members of the Board of Supervisors may only be removed as follows:}

     (a) Any Appointed Supervisor may be removed {by the General Partner} at any time, with or without Cause{, only by the General Partner.}

     (b) Any and all of the Elected Supervisors may be removed {at any time}, with Cause, {only} by the affirmative vote of a majority of the Elected Supervisors and, with or without Cause, at a properly called meeting of the Limited Partners {only} by the affirmative vote of the holders of a majority of the Outstanding Common Units{.} [and Subordinated Units, voting as a single class.]

     [(c) Any or all of the Management Supervisors may be removed, with or without Cause, by the affirmative vote of a majority of the Appointed Supervisors and the Elected Supervisors, voting as a single class.]

     7.5 Resignations of Members of the Board of Supervisors{.}

     Any member of the Board of Supervisors may resign at any time by giving written notice to the Board of Supervisors. Such resignation shall take effect at the time specified therein.

     7.6 Vacancies on the Board of Supervisors{.}

     {Vacancies on the Board of Supervisors may be filled only as follows:}

          (a) If any Appointed Supervisor is removed, resigns or is otherwise unable to serve as a member of the Board of Supervisors, the General Partner shall, in its sole discretion, appoint an individual to fill the vacancy.

          (b) If any Elected Supervisor is removed, resigns or is unable to serve as a member of the Board of Supervisors, the vacancy shall be filled by a majority of the Elected Supervisors then serving or, if no Elected Supervisors are then serving, by a majority of the members of the Board of Supervisors then serving.

          (c) [If any Management Supervisor is removed, resigns or is otherwise unable to serve as a member of the Board of Supervisors, the vacancy shall be filled by the affirmative vote of a majority of the Appointed Supervisors and Elected Supervisors, voting as a single class.]

          [(d)] A supervisor appointed or elected pursuant to this Section 7.6 to fill a vacancy shall be appointed or elected, as the case may be, for the unexpired term of his predecessor in office.

     7.7 Meetings; Committees; Chairman{.}

     (a) Regular meetings of the Board of Supervisors shall be held at such times and places as shall be designated from time to time by resolution of the Board of Supervisors. Notice of such regular meetings shall not be required. Special meetings of the Board of Supervisors may be called by the Chairman of the Board of Supervisors or the [Executive Vice Chairman or] Vice Chairman of the Board of

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
Supervisors and shall be called by the Secretary upon the written request of two members of the Board of Supervisors, on at least 48 hours prior written notice to the other members. Any such notice, or waiver thereof, need not state the purpose of such meeting except as may otherwise be required by law. Attendance of a member of the Board of Supervisors at a meeting (including pursuant to the penultimate sentence of this Section 7.7(a)) shall constitute a waiver of notice of such meeting, except where such member attends the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened. Any action required or permitted to be taken at a meeting of the Board of Supervisors may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, is signed by all the members of the Board of Supervisors{. Members of the Board of Supervisors} may participate in and hold meetings by means of conference telephone, videoconference or similar communications equipment by means of which all Persons participating in the meeting can hear each other, and participation in such meetings shall constitute presence in person at the meeting. The Board of Supervisors may establish any additional rules governing the conduct of its meetings that are not inconsistent with the provisions of this Agreement.

     (b) The Board of Supervisors shall appoint the Audit Committee to consist solely of two or more of the Elected Supervisors then in office. The Audit Committee shall perform the functions delegated to it pursuant to the terms of this Agreement and such other matters as may be delegated to it from time to time by resolution of the Board of Supervisors. The Board of Supervisors, by a majority of the whole Board of Supervisors, may appoint one or more additional committees of the Board of Supervisors to consist of one or more members of the Board of Supervisors, which committee(s) shall have and may exercise such of the powers and authority of the Board of Supervisors (including in respect of Section 7.1) with respect to the management of the business and affairs of the Partnership as may be provided in a resolution of the Board of Supervisors. Any committee designated pursuant to this Section 7.7(b) shall choose its own chairman, shall keep regular minutes of its proceedings and report the same to the Board of Supervisors when requested, shall fix its own rules or procedures and shall meet at such times and at such place or places as may be provided by such rules or by resolution of such committee or resolution of the Board of Supervisors. At every meeting of any such committee, the presence of a majority of all the members thereof shall constitute a quorum and the affirmative vote of a majority of the members present shall be necessary for the taking of any action. Subject to the first sentence of this Section 7.7(b), the Board of Supervisors may designate one or more members of the Board of Supervisors as alternate members of any committee who may replace any absent or disqualified member at any meeting of such committee. Subject to the first sentence of this
Section 7.7(b), in the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Supervisors to act at the meeting in the place of the absent or disqualified member.

     (c) The Board of Supervisors may elect one of its members as Chairman of the Board of Supervisors. The Chairman of the Board of Supervisors, if any, and if present and acting, shall preside at all meetings of the Board of Supervisors. In the absence of the Chairman of the Board of Supervisors, the [Executive Vice Chairman or] Vice Chairman of the Board of Supervisors, if any, and if present and acting, shall preside at all meetings of the Board of Supervisors. In the absence of the Chairman of the Board of Supervisors and the [Executive Vice Chairman or] Vice Chairman of the Board of Supervisors, the President, if present, acting and a member of the Board of Supervisors, or any other member of the Board of Supervisors chosen by the Board of Supervisors shall preside.

     7.8 Officers{.}

     (a) Generally. The Board of Supervisors, as set forth below, shall appoint agents of the Partnership, referred to as 'Officers' of the Partnership as described in this Section 7.8. Unless provided otherwise by resolution of the Board of Supervisors, the Officers shall have the titles, power, authority and duties described below in this Section 7.8.

     (b) Titles and Number. The Officers [of the Partnership] shall be the Chairman of the Board of Supervisors (unless the Board of Supervisors provides otherwise), the [Executive Vice Chairman or] Vice Chairman of the Board of Supervisors (unless the Board of Supervisors provides otherwise), the

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
President, any and all Vice Presidents, the Secretary and any and all Assistant Secretaries and any Treasurer and any and all Assistant Treasurers and any other Officers appointed pursuant to Section [7.8(i)] {7.8(j)}. There shall be appointed from time to time, in accordance with this Section 7.8, such Vice Presidents, Secretaries, Assistant Secretaries, Treasurers and Assistant Treasurers as the Board of Supervisors may desire. Any person may hold two or more offices.

     (c) Appointment and Term of Office. The Officers shall be appointed by the Board of Supervisors at such time and for such terms as the Board of Supervisors shall determine. Any Officer may be removed, with or without Cause, only by the Board of Supervisors. Vacancies in any office may be filled only by the Board of Supervisors.

     (d) Chairman of the Board of Supervisors. The Board of Supervisors may elect one of its members as the Chairman of the Board of Supervisors. Unless the Board of Supervisors provides otherwise, the Chairman of the Board of Supervisors shall be an Officer [of the Partnership] and shall have the powers, duties and [authorities] {authority} assigned by the Board of Supervisors.

     (e) [Executive Vice Chairman or] Vice Chairman. The Board of Supervisors may elect one of its members as [Executive Vice Chairman or] Vice Chairman of the Board of Supervisors. Unless the Board of Supervisors provides otherwise, the [Executive Vice Chairman or] Vice Chairman of the Board of Supervisors[, as the case may be,] shall be an Officer [of the Partnership] and shall have the powers, duties and authority of the chief executive officer of the Partnership and, as such, shall be responsible for the general and active management and direction of the Partnership and shall see that all orders and resolutions of the Board of Supervisors are carried into effect.

     (f) President. Subject to the limitations imposed by this Agreement, any employment agreement, any employee plan or any determination of the Board of Supervisors, the President, subject to the direction of the Board of Supervisors, shall have the powers, duties and authority of the chief operating officer of the Partnership and, as such, shall be responsible for the management and direction of the day-to-day business and affairs of the Partnership, its other Officers, employees and agents, shall supervise generally the affairs of the Partnership and shall have full authority to execute all documents and take all actions that the Partnership may legally take. The President shall exercise such other powers and perform such other duties as may be assigned to him by this Agreement or the Board of Supervisors, including any duties and powers stated in any employment agreement approved by the Board of Supervisors.

     (g) Vice Presidents. In the absence of the President, each Vice President appointed by the Board of Supervisors shall have all of the powers and duties conferred upon the President, including the same power as the President to execute documents on behalf of the Partnership. Each such Vice President shall perform such other duties and may exercise such other powers as may from time to time be assigned to him by the Board of Supervisors or the President.

     (h) Secretary and Assistant Secretaries. The Secretary shall record or cause to be recorded in books provided for that purpose the minutes of the meetings or actions of the Board of Supervisors and [Unitholders] {Partners}, shall see that all notices are duly given in accordance with the provisions of this Agreement and as required by law, shall be custodian of all records (other than financial), shall see that the books, reports, statements, certificates and all other documents and records required by law are properly kept and filed, and, in general, shall perform all duties incident to the office of Secretary and such other duties as may, from time to time, be assigned to him by this Agreement, the Board of Supervisors or the President. The Assistant Secretaries shall exercise the powers of the Secretary during that Officer's absence or inability or refusal to act.

     (i) Treasurer and Assistant Treasurers. The Treasurer shall keep or cause to be kept the books of account of the Partnership and shall render statements of the financial affairs of the Partnership in such form and as often as required by this Agreement, the Board of Supervisors or the President. The Treasurer, subject to the order of the Board of Supervisors, shall have the custody of all funds and securities of the Partnership. The Treasurer shall perform all other duties commonly incident to his office and shall perform such other duties and have such other powers as this Agreement, the Board of Supervisors or the President, shall designate from time to time. The Assistant Treasurers shall exercise the power of the Treasurer during that Officer's absence or inability or refusal to act. Each of the

Assistant Treasurers shall possess the same power as the Treasurer to sign all certificates, contracts, obligations and other instruments of the Partnership. If no Treasurer or Assistant Treasurer is appointed and serving or in the absence of the appointed Treasurer and Assistant Treasurer, the Vice President and Chief Financial Officer, or such other Officer as the Board of Supervisors shall select, shall have the powers and duties conferred upon the Treasurer.

     (j) Other Officers and Agents. The Board of Supervisors may appoint such other Officers and agents as may from time to time appear to be necessary or advisable in the conduct of the affairs of the Partnership, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Supervisors.

     (k) Powers of Attorney. The Board of Supervisors may grant powers of attorney or other authority as appropriate to establish and evidence the authority of the Officers and other Persons.

     (l) Officers' Delegation of Authority. Unless otherwise provided by resolution of the Board of Supervisors, no Officer shall have the power or authority to delegate to any Person such Officer's rights and powers as an Officer to manage the business and affairs of the Partnership.

     7.9 Compensation{.}

     The Officers shall receive such compensation for their services as may be designated by the Board of Supervisors. In addition, the Officers shall be entitled to be reimbursed for out-of-pocket costs and expenses incurred in the course of their service hereunder. The members of the Board of Supervisors who are not employees of the Partnership or its Affiliates shall receive such compensation for their services as members of the Board of Supervisors or members of a committee of the Board of Supervisors as the Board of Supervisors shall determine. In addition, the members of the Board of Supervisors shall be entitled to be reimbursed for out-of-pocket costs and expenses incurred in the course of their service hereunder.

     7.10 Restrictions on General Partner's and Board of Supervisors'
Authority{.}

     (a) Except as provided in Articles XII and XIV, neither the General Partner nor the Board of Supervisors may sell, exchange or otherwise dispose of all or substantially all of the Partnership's assets in a single transaction or a series of related transactions or approve on behalf of the Partnership the sale, exchange or other disposition of all or substantially all of the assets of the Operating Partnership, without the approval of the holders of [a Unit Majority] {at least a majority of the Outstanding Common Units}; provided, however that this provision shall not preclude or limit the Board of Supervisors' ability to mortgage, pledge, hypothecate or grant a security interest in all or substantially all of the assets of the Partnership Group and shall not apply to any forced sale of any or all of the assets of the Partnership Group pursuant to the foreclosure of, or other realization upon, any such encumbrance. Without the approval of the holders of [a Unit Majority] {at least a majority of the Outstanding Common Units}, neither the General Partner nor the Board of Supervisors shall, on behalf of the Partnership, (i) consent to any amendment to the Operating Partnership Agreement or, except as expressly permitted by Section 7.16(d), take any action permitted to be taken by a partner of the Operating Partnership, in either case, that would have a material adverse effect on the Partnership as a partner of the Operating Partnership or (ii) except as permitted under Sections 4.6, 11.1 and 11.2, elect or cause the Partnership to elect a successor general partner of the Operating Partnership.

     (b) The Board of Supervisors may not cause the Partnership to incur any Indebtedness that is recourse to the General Partner or any of its Affiliates without the approval of the General Partner, which approval may be given or withheld in the General Partner's sole discretion.

     [(c) Until the termination of the Subordination Period, the Board of Supervisors may not, without the approval of the General Partner which approval may be given or withheld in its sole discretion, cause the Partnership to make any distributions in excess of the Minimum Quarterly Distribution on the Common Units and Subordinated Units and Cumulative Common Unit Arrearages, if any, plus the related distribution on the general partner interest in the Partnership, and redemptions of outstanding APUs, if any, unless the Board of Supervisors establishes a cash reserve in an amount equal to the product of the Minimum Quarterly Distribution for four Quarters times the number of then Outstanding Units plus a proportionate distribution on the General Partner's general partner interest in the Partnership.]

     [(d) At all times while serving as the General Partner of the Partnership, the General Partner shall not make any dividend or distribution on, or repurchase any shares of, its capital stock or take any other similar action within its control if after giving effect to such action its net worth, computed on a fair market basis, excluding its interests in the Partnership Group and in any notes or receivables due from a Group Member, would be less than $28 million; provided, however, that subject to the provisions of Article IV, the General Partner shall not be prohibited by this Section 7.10(d) from (i) making a dividend or distribution of all or any part of its interests in the Partnership Group and in any notes or receivables due from a Group Member or
(ii) effecting any transaction permitted under Section 4.6.]

     7.11 Reimbursement of the General Partner; Employee Benefit Plans{.}

     (a) Except as provided in this Section 7.11 and elsewhere in this Agreement or in the Operating Partnership Agreement, the General Partner shall not be compensated for its services as general partner of any Group Member.

     (b) The General Partner shall be reimbursed on a monthly basis, or such other basis as the Board of Supervisors may determine, for (i) all direct and indirect expenses it incurs or payments it makes on behalf of the Partnership (including salary, bonus, incentive compensation and other amounts paid to any Person to perform services for the Partnership or for the General Partner or the Board of Supervisors in the discharge of its duties to the Partnership), and
(ii) all other necessary or appropriate expenses allocable to the Partnership or otherwise reasonably incurred by the General Partner in connection with operating the Partnership's business (including expenses allocated to the General Partner by its Affiliates). Reimbursements pursuant to this Section 7.11 shall be in addition to any reimbursement to the General Partner as a result of indemnification pursuant to Section 7.14.

     (c) [Subject to Section 5.7, the] {The} Board of Supervisors, without the approval of the Limited Partners (who shall have no right to vote in respect thereof), may propose and adopt on behalf of the Partnership employee benefit plans, employee programs and employee practices (including plans, programs and practices involving the issuance of Units), or issue Partnership Securities pursuant to any employee benefit plan, employee program or employee practice maintained or sponsored by the Partnership, the General Partner or any of their Affiliates, in each case for the benefit of the members of the Board of Supervisors, employees of the Partnership or the Operating Partnership, employees of the General Partner, any Group Member or any Affiliate, or any of them, in respect of services performed, directly or indirectly, for the benefit of the Partnership Group. The Partnership agrees to issue and sell to the General Partner or any of its Affiliates any Units or other Partnership Securities that the General Partner or any of its Affiliates are obligated to provide to any employees pursuant to any such employee benefit plans, employee programs or employee practices. Expenses incurred by the General Partner in connection with any such plans, programs and practices (including the net cost to the General Partner or any of its Affiliates of Units or other Partnership Securities purchased by the General Partner or any of its Affiliates from the Partnership to fulfill options or awards under such plans, programs and practices) shall be reimbursed in accordance with Section 7.11(b). Any and all obligations of the General Partner under any employee benefit plans, employee programs or employee practices adopted by the Board of Supervisors as permitted by this Section 7.11(c) shall constitute obligations of the General Partner hereunder and shall be assumed by any successor General Partner approved pursuant to Section 11.1 or 11.2 or the transferee of or successor to all of the [Partnership] {General Partner} Interest [as a general partner in the Partnership] pursuant to Section 4.6.

     7.12 Outside Activities of the General Partner{.}

     (a) After the {Initial} Closing Date, the General Partner, for so long as it is the general partner of the Partnership, (i) agrees that its sole business will be to act as a general partner of the Partnership, the Operating Partnership, and any other partnership of which the Partnership or the Operating Partnership is, directly or indirectly, a partner and to undertake activities that are ancillary or related thereto (including being a Limited Partner in the Partnership), and (ii) shall not enter into or conduct any business or incur any debts or liabilities except in connection with or incidental to (A) its performance of the activities required or authorized by this Agreement or the Operating Partnership Agreement or described in or contemplated by the {Initial} Registration {Statement or the Proxy} Statement and (B) the acquisition, ownership or disposition of Partnership Interests or partnership interests in the Operating Partnership or any other partnership of which the Partnership or the

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
Operating Partnership is, directly or indirectly, a partner; provided[, however, that the General Partner may not incur indebtedness in connection with the acquisition or ownership of Partnership Interests or such other partnership interests; and, provided further, that,] {that} notwithstanding the foregoing, employees of the General Partner may perform limited services for other Affiliates of the General Partner in addition to the Partnership and the Operating Partnership (it being understood that full time employees of the General Partner shall devote substantially all their employment services to the Partnership and the Operating Partnership).

     (b) Except as described in Section 7.12(a), each Indemnitee (other than the General Partner) shall have the right to engage in businesses of every type and description and other activities for profit and to engage in and possess an interest in other business ventures of any and every type or description, independently or with others, whether in the businesses engaged in by the Partnership or the Operating Partnership or anticipated to be engaged in by the Partnership, the Operating Partnership or otherwise, including, without limitation, in the case of any Affiliates of the General Partner, business interests and activities in direct competition with the business and activities of the Partnership or the Operating Partnership, and none of the same shall constitute a breach of this Agreement or any duty to the Partnership, the Operating Partnership or any Partner or Assignee. Neither the Partnership, the Operating Partnership, any Limited Partner nor any other Person shall have any rights by virtue of this Agreement, the Operating Partnership Agreement or the partnership relationship established hereby or thereby in any business ventures of any Indemnitee and such Indemnitees shall have no obligation to offer any interest in any such business ventures to the Partnership, the Operating Partnership, any Limited Partner or any other Person. The General Partner and any Affiliates of the General Partner may acquire Units[, APUs] or other Partnership Securities [in addition to those acquired by any of such Persons on the Closing Date], and, except as otherwise provided in this Agreement, shall be entitled to exercise all rights of an Assignee, Limited Partner or holder of [an APU or other] {another} Partnership Security, as applicable, relating to such Units[, APUs] or Partnership Securities, as the case may be.

     (c) Subject to the terms of Sections 7.12(a) and (b) but otherwise notwithstanding anything to the contrary in this Agreement, (i) the engaging in competitive activities by any of the Indemnitees (other than the General Partner) in accordance with Section 7.12(b) is hereby approved by the Partnership and all Partners and (ii) it shall be deemed not to be a breach of the General Partner's fiduciary duties or any other obligation of any type whatsoever of the General Partner for the General Partner to permit its Affiliates to engage, or for any such Affiliate to engage, in business interests and activities in preference to or to the exclusion of the Partnership.

     (d) The term 'Affiliates' when used in this Section 7.12 with respect to the General Partner shall not include any Group Member.

     7.13 Loans from the General Partner; Contracts with Affiliates; Certain Restrictions on the General Partner.

     (a) The General Partner or any Affiliate of the General Partner may lend to any Group Member, and any Group Member may borrow from the General Partner and any Affiliate of the General Partner, funds needed or desired by the Group Member for such periods of time and in such amounts as the General Partner may determine; provided, however, that in any such case the lending party may not charge the borrowing party interest at a rate greater than the rate that would be charged the borrowing party or impose terms less favorable on the borrowing party than would be charged or imposed on the borrowing party by unrelated lenders on comparable loans made on an arms-length basis (without reference to the lending party's financial abilities or guarantees). The borrowing party shall reimburse the lending party for any costs (other than any additional interest costs) incurred by the lending party in connection with the borrowing of such funds. For purposes of this Section 7.13(a) and Section 7.13(b), the term 'Group Member' shall include any Affiliate of the Group Member that is controlled by the Group Member. No Group Member may lend funds to the General Partner or any of its Affiliates (other than another Group Member).

     (b) The Partnership may lend or contribute to any Group Member, and any Group Member may borrow from the Partnership, funds on terms and conditions established by the Board of Supervisors; provided, however, that the Partnership may not charge a Group Member interest at a rate greater than the rate that would be charged to such Group Member (without reference to the General [Partners]

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
{Partner's} financial abilities or guarantees), by unrelated lenders on comparable loans. The foregoing authority shall be exercised by the Board of Supervisors and shall not create any right or benefit in favor of any Group Member or any other Person.

     (c) The General Partner may itself, or may enter into an agreement with any of its Affiliates to, render services to a Group Member. Any services rendered to a Group Member by the General Partner or any of its Affiliates shall be on terms that are fair and reasonable to the Partnership; provided, however, that the requirements of this Section 7.13(c) shall be deemed satisfied as to (i) any transaction approved by Special Approval, (ii) any transaction, the terms of which are no less favorable to the Partnership Group than those generally being provided to or available from unrelated third parties or (iii) any transaction that, taking into account the totality of the relationships between the parties involved (including other transactions that may be particularly favorable or advantageous to the Partnership Group), is equitable to the Partnership Group. The provisions of Section 7.11 shall apply to the rendering of services described in this Section 7.13(c).

     (d) The Partnership may transfer assets to joint ventures, other partnerships, corporations, limited liability companies or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions as are consistent with this Agreement and applicable law.

     (e) Neither the General Partner nor any of its Affiliates shall sell, transfer or convey any property to, or purchase any property from, the Partnership, directly or indirectly, except pursuant to transactions that are fair and reasonable to the Partnership; provided, however, that the requirements of this Section 7.13(e) shall be deemed to be satisfied as to (i) the transactions effected pursuant to Sections 5.1, [5.2] and 5.3, the Contribution and Conveyance Agreement and any other transactions described in or contemplated by the {Initial} Registration Statement {or the Proxy Statement,} (ii) any transaction approved by Special Approval, (iii) any transaction, the terms of which are no less favorable to the Partnership than those generally being provided to or available from unrelated third parties, or (iv) any transaction that, taking into account the totality of the relationships between the parties involved (including other transactions that may be particularly favorable or advantageous to the Partnership), is equitable to the Partnership. With respect to any contribution of assets to the Partnership in exchange for Units, the Audit Committee, in determining whether the appropriate number of Units are being issued, shall take into account, among other things, the fair market value of the assets, the liquidated and contingent liabilities assumed, the tax basis in the assets, the extent to which tax-only allocations to the transferor will protect the existing partners of the Partnership against a low tax basis, and such other factors as the Audit Committee deems relevant under the circumstances.

     (f) The General Partner and its Affiliates will have no obligation to permit any Group Member to use any facilities or assets of the General Partner and its Affiliates, except as may be provided in contracts entered into from time to time specifically dealing with such use, nor shall there be any obligation on the part of the General Partner or its Affiliates to enter into such contracts.

     (g) Without limitation of Sections 7.13(a) through 7.13(f), and notwithstanding anything to the contrary in this Agreement, the existence of the conflicts of interest described in the {Initial} Registration {Statement or the Proxy} Statement are hereby approved by all Partners.

     7.14 Indemnification.

     (a) To the fullest extent permitted by law but subject to the limitations expressly provided in this Agreement, all Indemnitees shall be indemnified and held harmless by the Partnership from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including legal fees [and expenses]), {expenses and other disbursements}), judgments, fines, penalties, interest, settlements or other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, by reason of its status as an Indemnitee, provided, that in each case the Indemnitee acted in good faith and in a manner that such Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Partnership and, with respect to any criminal proceeding, had no reasonable cause to believe its conduct was unlawful; provided, further, that no indemnification pursuant to this Section 7.14 shall be available to the {Initial} General Partner with respect to its obligations incurred pursuant to the [Underwriting Agreement or the Conveyance and Contribution]

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
[Agreement (other than obligations incurred by the General Partner on behalf of the Partnership or the Operating Partnership]) {Purchase Agreement or the Recapitalization Agreement or otherwise in connection with the Recapitalization.} The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that the Indemnitee acted in a manner contrary to that specified above. Any indemnification pursuant to this
Section 7.14 shall be made only out of the assets of the Partnership, it being agreed that the General Partner shall not be personally liable for such indemnification and shall have no obligation to contribute or loan any monies or property to the Partnership to enable it to effectuate such indemnification.

     (b) To the fullest extent permitted by law, expenses (including legal fees [and expenses)], {expenses and other disbursements}) incurred by an Indemnitee who is indemnified pursuant to Section 7.14(a) in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Partnership prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Partnership of any undertaking by or on behalf of the Indemnitee to repay such amount if it shall be determined {by a final, non-appealable order of a court of competent jurisdiction} that the Indemnitee is not entitled to be indemnified as authorized in this Section 7.14.

     (c) The indemnification provided by this Section 7.14 shall be in addition to any other rights to which an Indemnitee may be entitled under any agreement, pursuant to any vote of the holders of Outstanding {Common} Units, as a matter of law or otherwise, both as to actions in the Indemnitee's capacity as an Indemnitee and as to actions in any other capacity [(including any capacity under the Underwriting Agreement)], and shall continue as to an Indemnitee who has ceased to serve in such capacity and shall inure to the benefit of the heirs, successors, assigns and administrators of the Indemnitee.

     (d) The Partnership may purchase and maintain (or reimburse the members of the Board of Supervisors, the General Partner or its Affiliates for the cost of) insurance, on behalf of the General Partner and the members of the Board of Supervisors and such other Persons as the Board of Supervisors shall determine, against any liability that may be asserted against or expense that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

     (e) For purposes of this Section 7.14, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute 'fines' within the meaning of Section 7.14(a); and action taken or omitted by it with respect to any employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is in, or not opposed to, the best interests of the Partnership.

     (f) In no event may an Indemnitee subject the Limited Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

     (g) An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.14 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

     (h) The provisions of this Section 7.14 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

     (i) No amendment, modification or repeal of this Section 7.14 or any provision hereof shall in any manner terminate, reduce or impair the right of any past, present or future Indemnitee to be indemnified by the Partnership, nor the obligations of the Partnership to indemnify any such Indemnitee under and in accordance with the provisions of this Section 7.14 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to

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
matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

     7.15 Liability of Indemnitees.

     (a) Notwithstanding anything to the contrary set forth in this Agreement, no Indemnitee shall be liable for monetary damages to the Partnership, the Limited Partners, the Assignees or any other Persons who have acquired interests in the Units, for losses sustained or liabilities incurred as a result of errors in judgment or any act or omission if such Indemnitee acted in good faith {pursuant to authority granted in this Agreement.}

     (b) To the maximum extent permitted by law, the General Partner and its Affiliates shall not be responsible for any act or omission by the Board of Supervisors, any member of the Board of Supervisors, or any Officers of the Partnership.

     (c) To the maximum extent permitted by law, the members of the Board of Supervisors and the Officers of the Partnership shall not be responsible for any act or omission by the General Partner and its Affiliates.

     (d) Subject to its obligations and duties set forth in Section 7.1(a), the Board of Supervisors may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through the Officers or other agents of the Partnership, and, to the maximum extent permitted by law, the Board of Supervisors shall not be responsible for any misconduct or negligence on the part of any such Officer or agent appointed by the Board of Supervisors in good faith.

     (e) It will not constitute a breach of fiduciary or other duty for an Officer or member of the Board of Supervisors to engage attorneys, accountants, engineers and other advisors on behalf of the Partnership, its Board of Supervisors, or any committee thereof, even though such persons may also be retained from time to time by the General Partner or any of its Affiliates, and such persons may be engaged with respect to any matter in which the interests of the Partnership and the General Partner or any of its Affiliates may differ, or may be engaged by both the Partnership and the General Partner or any of its Affiliates with respect to a matter, as long as such Officer or member of the Board of Supervisors reasonably believes that any conflict between the Partnership and the General Partner or any of its Affiliates with respect to such matter is not material[; and].

     (f) Any amendment, modification or repeal of this Section 7.15 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the liability to the Partnership and the Limited Partners, of the General Partner, its directors, officers and employees {and any other Indemnitees} under this Section 7.15 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

     7.16 Resolution of Conflicts of Interest.

     (a) Unless otherwise expressly provided in this Agreement or the Operating Partnership Agreement, whenever a potential conflict of interest exists or arises between the General Partner or any of its Affiliates, or any Officer or member of the Board of Supervisors, on the one hand, and the Partnership, the Operating Partnership, any Partner or any Assignee, on the other, any resolution or course of action in respect of such conflict of interest shall be permitted and deemed approved by all Partners, and shall not constitute a breach of this Agreement, of the Operating Partnership Agreement, of any agreement contemplated herein or therein, or of any duty stated or implied by law or equity, if the resolution or course of action is, or by operation of this Agreement is deemed to be, fair and reasonable to the Partnership. The Board of Supervisors shall be authorized but not required in connection with its resolution of such conflict of interest to seek Special Approval of a resolution of such conflict or course of action. Any conflict of interest and any resolution of such conflict of interest shall be conclusively deemed fair and reasonable to the Partnership if such conflict of interest or resolution is (i) approved by Special Approval (as long as the material facts known to the General Partner or any of its Affiliates or such Officer or member of the Board of Supervisors regarding any proposed transaction were disclosed to the Audit Committee at the time it gave its approval), (ii) on terms no less favorable to the Partnership than those generally being provided to or available from unrelated third parties or (iii) fair to the Partnership, taking into account the totality of the relationships between the parties involved (including other transactions that may be particularly favorable or advantageous to the Partnership). The Board of Supervisors may also adopt a resolution or course of action that has not received Special Approval. The Board of Supervisors (including the Audit Committee in connection with Special Approval) shall be authorized in connection with its determination of what is fair and reasonable to the Partnership and in connection with its resolution of any conflict of interest to consider (A) the relative interests of any party to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interest; (B) any customary or accepted industry practices and any customary or historical dealings with a particular Person; (C) any applicable generally accepted accounting practices or principles; and (D) such additional factors as the Board of Supervisors (including the Audit Committee) determines in its discretion to be relevant, reasonable or appropriate under the circumstances. Nothing contained in this Agreement, however, is intended to nor shall it be construed to require the Board of Supervisors (including the Audit Committee) to consider the interests of any Person other than the Partnership. In the absence of bad faith by the Board of Supervisors, the resolution, action or terms so made, taken or provided by the Board of Supervisors with respect to such matter shall not constitute a breach of this Agreement or any other agreement contemplated herein or a breach of any standard of care or duty imposed herein or therein or, to the extent permitted by law, under the Delaware Act or any other law, rule or regulation.

     (b) Whenever this Agreement or any other agreement contemplated hereby provides that the Board of Supervisors is permitted or required to make a decision (i) in its '{sole discretion' or} 'discretion' that it deems 'necessary or appropriate' or 'necessary or advisable' or under a grant of similar authority or latitude, except as otherwise provided herein, the Board of Supervisors shall make such decision in its sole discretion (regardless of whether there is a reference to 'sole discretion' or 'discretion') unless another express standard is provided for, or (ii) in 'good faith' or under another express standard, the Board of Supervisors shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement, the Operating Partnership Agreement, any other agreement contemplated hereby or under the Delaware Act or any other law, rule or regulation. In addition, any actions taken by the Board of Supervisors consistent with the standards of 'reasonable discretion' set forth in the definitions of Available Cash or Operating Surplus shall not constitute a breach of any duty of the Board of Supervisors to the Partnership or the Limited Partners. The Board of Supervisors shall have no duty, express or implied, to sell or otherwise dispose of any asset of the Partnership Group. No borrowing by any Group Member or the approval thereof by the Board of Supervisors shall be deemed to constitute a breach of any duty of the Board of Supervisors to the Partnership or the Limited Partners by reason of the fact that the purpose or effect of such borrowing is directly or indirectly to [(A)] enable distributions to be made to the holders of the Incentive Distribution Rights[, (B) hasten the expiration of the Subordination Period or the conversion of any Subordinated Units into Common Units or (C) enable the General Partner to avoid or reduce its obligation to purchase APUs pursuant to the Distribution Support Agreement].

     (c) Whenever a particular transaction, arrangement or resolution of a conflict of interest is required under this Agreement to be 'fair and reasonable' to any Person, the fair and reasonable nature of such transaction, arrangement or resolution shall be considered in the context of all similar or related transactions.

     (d) The Limited Partners hereby authorize the Board of Supervisors on behalf of the Partnership as a partner of a Group Member, to approve of actions by the general partner or the board of supervisors of such Group Member similar to those actions permitted to be taken by the Board of Supervisors pursuant to this Section 7.16.

     7.17 Other Matters Concerning the General Partner and the Board of Supervisors.

     (a) The General Partner and the Board of Supervisors may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

     (b) The General Partner and the Board of Supervisors may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by either of them, and any act taken or omitted to be taken in reliance upon the opinion (including an Opinion of Counsel) of such Persons as to matters that the General Partner or the Board of Supervisors reasonably believes to be within such Person's professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

     (c) The General Partner shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers, a duly appointed attorney or attorneys-in-fact or the duly authorized Officers of the Partnership.

     (d) The Board of Supervisors shall have the right, in respect of any of its powers or obligations hereunder, to act through any of the duly authorized Officers of the Partnership or a duly appointed attorney or attorneys-in-fact.

     (e) Any standard of care and duty imposed by this Agreement or under the Delaware Act or any applicable law, rule or regulation shall be modified, waived or limited, to the maximum extent permitted by law, as required to permit the General Partner and the Board of Supervisors to act under this Agreement or any other agreement contemplated by this Agreement and to make any decision pursuant to the authority prescribed in this Agreement, so long as such action is reasonably believed by the General Partner or the Board of Supervisors to be in, or not inconsistent with, the best interests of the Partnership.

     (f) The General Partner or other holder of Partnership Securities that have voting rights, when voting its interest in the Partnership on any matter shall not be acting in a fiduciary capacity and therefore shall be entitled to consider only such interests and factors as it desires and shall have no duty or obligation to give any consideration to any interest of, or factors affecting, the Partnership or any Limited Partner.

     7.18 Purchase or Sale of Units{.}

     The Partnership may purchase or otherwise acquire Units[; provided that, except as permitted pursuant to Sections 4.10 and 5.3(b), the Partnership may not purchase Subordinated Units during the Subordination Period]. As long as Units are held by any Group Member, such Units shall not be considered Outstanding for any purpose, except as otherwise provided herein. The General Partner or any Affiliate of the General Partner may also purchase or otherwise acquire and sell or otherwise dispose of Units for its own account, subject to the provisions of Articles IV and X.

     7.19 Registration Rights of the General Partner and its Affiliates{.}

     (a) If (i) the General Partner or any Affiliate of the General Partner (including for purposes of this Section 7.19, any Person that is an Affiliate of the General Partner at the date hereof notwithstanding that it may later cease to be an Affiliate of the General Partner) holds Units or other Partnership Securities that it desires to sell and (ii) Rule 144 of the Securities Act (or any successor rule or regulation to Rule 144) or another exemption from registration is not available to enable such holder of Units (the 'Holder') to dispose of the number of Units or other securities it desires to sell at the time it desires to do so without registration under the Securities Act, then upon the request of the General Partner or any of its Affiliates, the Partnership shall file with the Commission as promptly as practicable after receiving such request, and use all reasonable efforts to cause to become effective and remain effective for a period of not less than six months following its effective date or such shorter period as shall terminate when all Units or other Partnership Securities covered by such registration statement have been sold, a registration statement under the Securities Act registering the offering and sale of the number of Units or other securities specified by the Holder; provided, however, that the Partnership shall not be required to effect more than three registrations pursuant to this Section 7.19(a); and provided, further, however, that if the Audit Committee determines in its good faith judgment that a postponement of the requested registration for up to six months would be in the best interests of the Partnership and its Partners due to a pending transaction, investigation or other event, the filing of such registration statement or the effectiveness thereof may be deferred for up to six months, but not thereafter. In connection with any registration pursuant to the immediately preceding sentence, the Partnership shall promptly prepare and file (x) such documents as may be necessary to register or qualify the securities subject to such registration under the securities laws of such states as the Holder

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
shall reasonably request; provided, however, that no such qualification shall be required in any jurisdiction where, as a result thereof, the Partnership would become subject to general service of process or to taxation or qualification to do business as a foreign corporation or partnership doing business in such jurisdiction, and (y) such documents as may be necessary to apply for listing or to list the securities subject to such registration on such National Securities Exchange as the Holder shall reasonably request, and do any and all other acts and things that may reasonably be necessary or advisable to enable the Holder to consummate a public sale of such Units in such states. Except as set forth in
Section 7.19(c), all costs and expenses of any such registration and offering (other than the underwriting discounts and commissions) shall be paid by the Partnership, without reimbursement by the Holder.

     (b) If the Partnership shall at any time propose to file a registration statement under the Securities Act for an offering of equity securities of the Partnership for cash (other than an offering relating solely to an employee benefit plan), the Partnership shall use all reasonable efforts to include such number or amount of securities held by the Holder in such registration statement as the Holder shall request. If the proposed offering pursuant to this Section 7.19(b) shall be an underwritten offering, then, in the event that the managing underwriter of such offering advises the Partnership and the Holder in writing that in its opinion the inclusion of all or some of the [Holders] {Holder's} securities would adversely and materially affect the success of the offering, the Partnership shall include in such offering only that number or amount, if any, of securities held by the Holder which, in the opinion of the managing underwriter, will not so adversely and materially affect the offering. Except as set forth in Section 7.19(c), all costs and expenses of any such registration and offering (other than the underwriting discounts and commissions) shall be paid by the Partnership, without reimbursement by the Holder.

     (c) If underwriters are engaged in connection with any registration referred to in this Section 7.19, the Partnership shall provide indemnification, representations, covenants, opinions and other assurance to the underwriters in form and substance reasonably satisfactory to such underwriters. Further, in addition to and not in limitation of the Partnership's obligation under Section 7.14, the Partnership shall, to the fullest extent permitted by law, indemnify and hold harmless the Holder, its officers, directors and each Person who controls the Holder (within the meaning of the Securities Act) and any agent thereof (collectively, 'Indemnified Persons') against any losses, claims, demands, actions, causes of action, assessments, damages, liabilities (joint or several), costs and expenses (including interest, penalties and reasonable [attorneys] {attorneys'} fees and disbursements), resulting from, imposed upon, or incurred by the Indemnified Persons, directly or indirectly, under the Securities Act or otherwise (hereinafter referred to in this Section 7.19(c) as a 'claim' and in the plural as 'claims') based upon, arising out of or resulting from any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which any Units were registered under the Securities Act or any state securities or Blue Sky laws, in any preliminary prospectus (if used prior to the effective date of such registration statement), or in any summary or final prospectus or in any amendment or supplement thereto (if used during the period the Partnership is required to keep the registration statement current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading; provided, however, that the Partnership shall not be liable to any Indemnified Person to the extent that any such claim arises out of, is based upon or results from an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, such preliminary, summary or final prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of such Indemnified Person specifically for use in the preparation thereof.

     (d) The provisions of Section 7.19(a) and 7.19(b) shall continue to be applicable with respect to the General Partner (and any of its Affiliates) after it ceases to be a Partner of the Partnership, during a period of two years subsequent to the effective date of such cessation and for so long thereafter as is required for the Holder to sell all of the Units or other securities of the Partnership with respect to which it has requested during such two-year period that a registration statement be filed; provided, however, that the Partnership shall not be required to file successive registration statements covering the same securities for which registration was demanded during such two-year period. The provisions of Section 7.19(c) shall continue in effect thereafter.

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     (e) Any request to register Partnership Securities pursuant to this Section
7.19 shall (i) specify the Partnership Securities intended to be offered and sold by the Person making the request, (ii) express such [Persons] {Person's} present intent to offer such shares for distribution, (iii) describe the nature or method of the proposed offer and sale of Partnership Securities, and (iv) contain the undertaking of such Person to provide all such information and materials and take all action as may be required in order to permit the Partnership to comply with all applicable requirements in connection with the registration of such Partnership Securities.

     7.20 Reliance by Third Parties.

     Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the Board of Supervisors and any Officer of the Partnership authorized by the Board of Supervisors to act on behalf of and in the name of the Partnership (including the General Partner, acting pursuant to the direction of the Board of Supervisors in accordance with Section 7.1(a)) has full power and authority to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any contracts on behalf of the Partnership, and such Person shall be entitled to deal with the Board of Supervisors or any such Officer (including the General Partner, acting pursuant to the direction of the Board of Supervisors in accordance with Section 7.1(a)) as if it were the [Partnerships] {Partnership's} sole party in interest, both legally and beneficially. Each Limited Partner hereby waives, to the maximum extent permitted by law, any and all defenses or other remedies that may be available against such Person to contest, negate or disaffirm any action of the Board of Supervisors or any such Officer (including the General Partner, acting pursuant to the direction of the Board of Supervisors in accordance with Section 7.1(a)) in connection with any such dealing. In no event shall any Person dealing with the Board of Supervisors or its representatives or any such Officer (including the General Partner, acting pursuant to the direction of the Board of Supervisors in accordance with Section 7.1(a)) be obligated to ascertain that the terms of the Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the Board of Supervisors or its representatives or any such Officer (including the General Partner, acting pursuant to the direction of the Board of Supervisors in accordance with
Section 7.1(a)). Each and every certificate, document or other instrument executed on behalf of the Partnership by the Board of Supervisors or its representatives or any such Officer (including the General Partner, acting pursuant to the direction of the Board of Supervisors in accordance with
Section 7.1(a)) [or] shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (a) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (b) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership and (c) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

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
                                  ARTICLE VIII
                     BOOKS, RECORDS, ACCOUNTING AND REPORTS

     8.1 Records and Accounting{.}

     The Partnership shall keep or cause to be kept at the principal office of the Partnership appropriate books and records with respect to the Partnership's business, including all books and records necessary to provide to the Limited Partners any information required to be provided pursuant to Section 3.4(a). Any books and records maintained by or on behalf of the Partnership in the regular course of its business, including the record of the Record Holders and Assignees of Units or other Partnership Securities, books of account and records of Partnership proceedings, may be kept on, or be in the form of, computer disks, hard drives, punch cards, magnetic tape, photographs, micrographics or any other information storage device, provided, that the books and records so maintained are convertible into clearly legible written form within a reasonable period of time. The books of the Partnership shall be maintained, for financial reporting purposes, on an accrual basis in accordance with U.S. GAAP.

     8.2 Fiscal Year{.}

     The fiscal year of the Partnership shall be a 52-53 week fiscal year concluding on the Saturday nearest to September 30.

     8.3 Reports{.}

     (a) As soon as practicable, but in no event later than 120 days after the close of each fiscal year of the Partnership, the Board of Supervisors shall cause to be mailed or furnished to each Record Holder of a Unit as of a date selected by the Board of Supervisors in its discretion, an annual report containing financial statements of the Partnership for such fiscal year of the Partnership, presented in accordance with U.S. GAAP, including a balance sheet and statements of operations, Partners equity and cash flows, such statements to be audited by a firm of independent public accountants selected by the Board of Supervisors.

     (b) As soon as practicable, but in no event later than 90 days after the close of each Quarter except the last Quarter of each year, the Board of Supervisors shall cause to be mailed or furnished to each Record Holder of a Unit, as of a date selected by the Board of Supervisors in its discretion, a report containing unaudited financial statements of the Partnership and such other information as may be required by applicable law, regulation or rule of any National Securities Exchange on which the Units are listed for trading, or as the Board of Supervisors determines to be necessary or appropriate.

                                   ARTICLE IX
                                  TAX MATTERS

     9.1 Tax Returns and Information{.}

     The Partnership shall timely file all returns of the Partnership that are required for federal, state and local income tax purposes on the basis of the accrual method and a taxable year ending on December 31. The tax information reasonably required by Record Holders for federal and state income tax reporting purposes with respect to a taxable year shall be furnished to them within 90 days of the close of the calendar year in which the [Partnerships] {Partnership's} taxable year ends. The classification, realization and recognition of income, gain, losses and deductions and other items shall be on the accrual method of accounting for federal income tax purposes.

     9.2 Tax Elections{.}

     (a) The Partnership shall make the election under Section 754 of the Code in accordance with applicable regulations thereunder, subject to the reservation of the right to seek to revoke any such election upon the Board of [Supervisors] {Supervisors'} determination that such revocation is in the best interests of the Limited Partners. For the purposes of computing the adjustments under
Section 743(b) of the Code, the Board of Supervisors shall be authorized (but not required) to adopt a convention whereby the price paid by a transferee of Units will be deemed to be the lowest quoted closing price of

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the Units on any National Securities Exchange on which such Units are traded during the calendar month in which such transfer is deemed to occur pursuant to
Section 6.2(g) without regard to the actual price paid by such transferee.

     (b) The Partnership shall elect to deduct expenses incurred in organizing the Partnership ratably over a sixty-month period as provided in Section 709 of the Code.

     (c) Except as otherwise provided herein, the Board of Supervisors shall determine whether the Partnership should make any other elections permitted by the Code.

     9.3 Tax Controversies{.}

     Subject to the provisions hereof, the General Partner is designated as the Tax Matters Partner (as defined in {Section 6231(a)(7) of} the Code) and is authorized and required to represent the Partnership (at the Partnership's expense) in connection with all examinations of the Partnership's affairs by tax authorities, including resulting administrative and judicial proceedings, and to expend Partnership funds for professional services and costs associated therewith. Each Partner agrees to cooperate with the General Partner and to do or refrain from doing any or all things reasonably required by the General Partner to conduct such proceedings.

     9.4 Withholding{.}

     Notwithstanding any other provision of this Agreement, the Board of Supervisors is authorized to take any action that it determines in its discretion to be necessary or appropriate to cause the Partnership and the Operating Partnership to comply with any withholding requirements established under the Code or any other federal, state or local law including, without limitation, pursuant to Sections 1441, 1442, 1445 and 1446 of the Code. To the extent that the Partnership is required or elects to withhold and pay over to any taxing authority any amount resulting from the allocation or distribution of income to any Partner or Assignee (including, without limitation, by reason of Section 1446 of the Code), the amount withheld may be treated as a distribution of cash pursuant to Section 6.3 in the amount of such withholding from such Partner.

                                   ARTICLE X
                             ADMISSION OF PARTNERS

     10.1 Admission of Initial Limited [Partner] {Partners}.

     Upon the issuance by the Partnership of Subordinated Units and Incentive Distribution Rights to the {Initial} General Partner as described in Section [5.2,] {5.1,} the {Initial} General Partner [shall be deemed to have been] {was} admitted to the Partnership as a Limited Partner [in respect of the Subordinated Units and Incentive Distribution Rights issued to it]. Upon the issuance by the Partnership of {Initial} Common Units to the {Initial} Underwriters as described in Section [5.3] {5.1} in connection with the Initial Offering and the execution by each {Initial} Underwriter of a Transfer Application, the [Board of Supervisors shall admit the] {Initial} Underwriters {were admitted} to the Partnership as Initial Limited Partners [in respect of the Common Units purchased by them.]

     10.2 Admission of Substituted Limited Partners{.}

     By transfer of a Unit {representing a Limited Partner Interest} in accordance with Article IV, the transferor shall be deemed to have given the transferee the right to seek admission as a Substituted Limited Partner subject to the conditions of, and in the manner permitted under, this Agreement. A transferor of a Certificate {representing a Limited Partner Interest} shall, however, only have the authority to convey to a purchaser or other transferee who does not execute and deliver a Transfer Application (a) the right to negotiate such Certificate to a purchaser or other transferee and (b) the right to transfer the right to request admission as a Substituted Limited Partner to such purchaser or other transferee in respect of the transferred Units. Each transferee of a Unit {representing a Limited Partner Interest} (including any nominee holder or an agent acquiring such Unit for the account of another Person) who executes and delivers a Transfer Application shall, by virtue of such execution and delivery, be an Assignee and be deemed to have applied to become a Substituted Limited Partner with

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respect to the Units so transferred to such Person. Such Assignee shall become a
Substituted Limited Partner (x) at such time as the Board of Supervisors consents thereto, which consent may be given or withheld in the Board of [Supervisors] {Supervisors'} discretion, and (y) when any such admission is shown on the books and records of the Partnership. If such consent is withheld, such transferee shall be an Assignee. An Assignee shall have an interest in the Partnership equivalent to that of a Limited Partner with respect to allocations and distributions, including liquidating distributions, of the Partnership. With respect to voting rights attributable to Units that are held by Assignees, the General Partner shall be deemed to be the Limited Partner with respect thereto and shall, in exercising the voting rights in respect of such Units on any matter, vote such Units at the written direction of the Assignee who is the Record Holder of such Units. If no such written direction is received, such Units will not be voted. An Assignee shall have no other rights of a Limited Partner.

     10.3 Admission of Successor General Partner{.}

     A successor General Partner approved pursuant to Section 11.1 or 11.2 or the transferee of or successor to all of the General [Partner's Partnership Interest as a general partner in the Partnership] {Partner Interest} pursuant to
Section 4.6 who is proposed to be admitted as a successor General Partner shall be admitted to the Partnership as the General Partner, effective immediately prior to the withdrawal or removal of the General Partner pursuant to Section
11.1 or 11.2 or the transfer of the General [Partner's Partnership Interest as a general partner in the Partnership] {Partner Interest} pursuant to Section 4.6; provided, however, that no such successor shall be admitted to the Partnership until compliance with the terms of Section 4.6 has occurred and such successor has executed and delivered such other documents or instruments as may be required to effect such admission. Any such successor shall, subject to the terms hereof, carry on the business of the Partnership and the Operating Partnership without dissolution. The admission of a successor General Partner shall not be deemed to have affected in any manner the irrevocable delegation of all management powers over the business and affairs of the Partnership to the Board of Supervisors pursuant to Section 7.1(a).

     10.4 Admission of Additional Limited Partners{.}

     (a) A Person (other than the General Partner, an Initial Limited Partner or a Substituted Limited Partner) who makes a Capital Contribution to the Partnership in accordance with this Agreement [(other than by virtue of the purchase of APUs)] shall be admitted to the Partnership as an Additional Limited Partner only upon furnishing to the Board of Supervisors (i) evidence of acceptance in form satisfactory to the Board of Supervisors of all of the terms and conditions of this Agreement, including the {granting of the} power of attorney granted in Section 2.6, and (ii) such other documents or instruments as may be required in the discretion of the Board of Supervisors to effect such [Persons] {Person's} admission as an Additional Limited Partner.

     (b) Notwithstanding anything to the contrary in this Section 10.4, no Person shall be admitted as an Additional Limited Partner without the consent of the Board of Supervisors, which consent may be given or withheld in the Board of [Supervisors] {Supervisors'} discretion. The admission of any Person as an Additional Limited Partner shall become effective on the date upon which the name of such Person is recorded as such in the books and records of the Partnership, following the consent of the Board of Supervisors to such admission.

     10.5 Amendment of Agreement and Certificate of Limited Partnership{.}

     To effect the admission to the Partnership of any Partner, the Board of Supervisors shall take all steps necessary and appropriate under the Delaware Act to amend the records of the Partnership to reflect such admission and, if necessary, to prepare as soon as practicable an amendment to this Agreement and, if required by law, the General Partner shall prepare and file an amendment to the Certificate of Limited Partnership, and the [Executive Vice Chairman,] Vice Chairman and President may for this purpose, among others, exercise the power of attorney granted pursuant to Section 2.6.

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                                   ARTICLE XI
                       WITHDRAWAL OR REMOVAL OF PARTNERS

     11.1 Withdrawal of the General Partner.

     (a) The General Partner shall be deemed to have withdrawn from the Partnership upon the occurrence of any one of the following events (each such event herein referred to as an 'Event of Withdrawal');

          (i) the General Partner voluntarily withdraws from the Partnership (of which event the General Partner shall give written notice to the other Partners) (and it shall be deemed that the General Partner has withdrawn pursuant to this Section 11.1(a)(i) if the General Partner voluntarily withdraws as general partner of the Operating Partnership);

          (ii) the General Partner transfers all of its rights as General Partner pursuant to Section 4.6;

          (iii) the General Partner is removed pursuant to Section 11.2;

          (iv) the General Partner (A) makes a general assignment for the benefit of creditors; (B) files a voluntary bankruptcy petition for relief under Chapter 7 of the United States Bankruptcy Code; (C) files a petition or answer seeking for itself a liquidation, dissolution or similar relief (but not a reorganization) under any law; (D) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the General Partner in a proceeding of the type described in clauses (A)-(C) of this Section 11.1(a)(iv); or (E) seeks, consents to or acquiesces in the appointment of a trustee (but not a debtor in possession), receiver or liquidator of the General Partner or of all or any substantial part of its properties;

          (v) a final and non-appealable order of relief under Chapter 7 of the United States Bankruptcy Code is entered by a court with appropriate jurisdiction pursuant to a voluntary or involuntary petition by or against the General Partner;

          (vi) a certificate of dissolution or its equivalent is filed for the General Partner, or 90 days expire after the date of notice to the General Partner of revocation of its charter without a reinstatement of its charter, under the laws of its state of incorporation[;] {or formation}; or

          (vii) (A) in the event the General Partner is a [partnership] {corporation, a certificate of dissolution or its equivalent is filed for the General Partner, or 90 days expire after the date of notice to the General Partner of revocation of its charter without a reinstatement of its charter, under the laws of its state of incorporation; (B) in the event the General Partner is a partnership or limited liability company}, the dissolution and commencement of winding up of the General Partner; [(B)]{(C)} in the event the General Partner is acting in such capacity by virtue of being a trustee of a trust, the termination of the trust; [(C)]{(D)} in the event the General Partner is a natural person, his death or adjudication of incompetency; and [(D)]{(E)} otherwise in the event of the termination of the General Partner.

If an Event of Withdrawal specified in Section 11.1(a)(iv), (v), (vi) or
(vii)(A), (B){, (C)} or [(D)]{(E)} occurs, the withdrawing General Partner shall give notice to the Limited Partners within 30 days after such occurrence. The Partners hereby agree that only the Events of Withdrawal described in this
Section 11.1 shall result in the withdrawal of the General Partner from the Partnership.

     (b) Withdrawal of the General Partner from the Partnership upon the occurrence of an Event of Withdrawal shall not constitute a breach of this Agreement under the following circumstances: (i) at any time during the period beginning on the {Initial} Closing Date and ending at 12:00 midnight, Eastern Standard Time, on September 30, 2006, the General Partner voluntarily withdraws; provided that prior to the effective date of such withdrawal, the withdrawal is approved by [Limited Partners] {Unitholders} holding at least a [Unit Majority] {majority of the Outstanding Common Units} and the General Partner delivers to the Partnership an Opinion of Counsel ('Withdrawal Opinion of Counsel') that such withdrawal (following the selection of the successor General Partner) would not result in the loss of the limited liability of any Limited Partner [as described in the Registration Statement or of the] {or of a} limited partner of the Operating Partnership or cause the Partnership or the Operating Partnership to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal

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income tax purposes; (ii) at any time after 12:00 midnight, Eastern Standard
Time, on September 30, 2006, the General Partner voluntarily withdraws by giving at least 90 [days] {days'} advance notice to the Limited Partners, such withdrawal to take effect on the date specified in such notice; (iii) at any time that the General Partner ceases to be the General Partner pursuant to
Section 11.1(a)(ii) or is removed pursuant to Section 11.2; or (iv) notwithstanding clause (i) of this sentence, at any time that the General Partner voluntarily withdraws by giving at least 90 [days] {days'} advance notice of its intention to withdraw to the Limited Partners, such withdrawal to take effect on the date specified in the notice, if at the time such notice is given one Person and its Affiliates (other than the General Partner and its Affiliates) own beneficially or of record or control at least 50% of the Outstanding {Common} Units. The withdrawal of the General Partner from the Partnership upon the occurrence of an Event of Withdrawal shall also constitute the withdrawal of the General Partner as general partner of the other Group Members. If the General Partner gives a notice of withdrawal pursuant to Section 11.1(a)(i), the holders of [a Unit Majority] {at least a majority of the Outstanding Common Units}, may, prior to the effective date of such withdrawal, elect a successor General Partner. The Person so elected as successor General Partner shall automatically become the successor general partner of the other Group Members. If prior to the effective date of the General Partner's withdrawal, a successor is not selected by the Limited Partners as provided herein or the Partnership does not receive a Withdrawal Opinion of Counsel, the Partnership shall be dissolved in accordance with Section 12.1. Any successor General Partner elected in accordance with the terms of this Section 11.1 shall be subject to the provisions of Section 10.3.

     11.2 Removal of the General Partner{.}

     The General Partner may be removed if such removal is approved by the holders of [a Unit Majority] {at least a majority of the Outstanding Common Units}. Any such action by such holders for removal of the General Partner must also provide for the election of a successor General Partner by the holders of [a Unit Majority] {at least a majority of the Outstanding Common Units}. Such removal shall be effective immediately following the admission of a successor General Partner pursuant to Section 10.3. The removal of the General Partner shall also automatically constitute the removal of the General Partner as general partner of the other Group Members. If a Person is elected as a successor General Partner in accordance with the terms of this Section 11.2, such Person shall, upon admission pursuant to Section 10.3, automatically become the successor general partner of the other Group Members. The right of the holders of Outstanding {Common} Units to remove the General Partner shall not exist or be exercised unless the Partnership has received an opinion as to the matters covered by a Withdrawal Opinion of Counsel. Any successor General Partner elected in accordance with the terms of this Section 11.2 shall be subject to the provisions of Section 10.3.

     11.3 Interest of Departing Partner and Successor General Partner; Delegation of Authority to the Board of Supervisors by Successor General Partner{.}

     (a) In the event of (i) withdrawal of the General Partner under circumstances where such withdrawal does not violate this Agreement or (ii) removal of the General Partner by the holders of Outstanding {Common} Units under circumstances where Cause does not exist, if a successor General Partner is elected in accordance with the terms of Section 11.1 or 11.2, the Departing Partner shall have the option exercisable prior to the effective date of the departure of such Departing Partner to require its successor to purchase its [Partnership] {General Partner} Interest [as a general partner in the Partnership] and its partnership interest as the general partner in the other Group Members and the Incentive Distribution Rights (collectively, the 'Combined Interest') in exchange for an amount in cash equal to the fair market value of such Combined Interest, such amount to be determined and payable as of the effective date of its departure. If the General Partner is removed by the [Limited Partners] {holders of Common Units} under circumstances where Cause exists or if the General Partner withdraws under circumstances where such withdrawal violates this Agreement or the Operating Partnership Agreement, and if a successor General Partner is elected in accordance with the terms of
Section 11.1 or 11.2, such successor shall have the option, exercisable prior to the effective date of the departure of such Departing Partner, to purchase the Combined Interest of the Departing Partner for such fair market value of such Combined Interest. In either event, the Departing Partner shall be entitled to receive all reimbursements due such Departing Partner pursuant to Section 7.11, including any employee-related

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liabilities (including severance liabilities), incurred in connection with the termination of any employees employed by the General Partner for the benefit of the Partnership or the other Group Members.

     For purposes of this Section 11.3(a), the fair market value of the Departing Partner's Combined Interest shall be determined by agreement between the Departing Partner and its successor or, failing agreement within 30 days after the effective date of such Departing [Partners] {Partner's} departure, by an independent investment banking firm or other independent expert selected by the Departing Partner and its successor, which, in turn, may rely on other experts, and the determination of which shall be conclusive as to such matter. If such parties cannot agree upon one independent investment banking firm or other independent expert within 45 days after the effective date of such departure, then the Departing Partner shall designate an independent investment banking firm or other independent expert, the Departing Partner's successor shall designate an independent investment banking firm or other independent expert, and such firms or experts shall mutually select a third independent investment banking firm or independent expert, which third independent investment banking firm or other independent expert shall determine the fair market value of the Combined Interest. In making its determination, such third independent investment banking firm or other independent expert shall consider the then current price of Units on any National Securities Exchange on which Units are then listed, the value of the [Partnerships] {Partnership's} assets, the rights and obligations of the General Partner and other factors it may deem relevant.

     (b) If the Combined Interest is not purchased in the manner set forth in
Section 11.3(a), the Departing Partner will have the right to convert the Combined Interest into Common Units or to receive cash in exchange for such Combined Interest. The Departing Partner's Combined Interest shall be converted into Common Units pursuant to a valuation made by an investment banking firm or other independent expert selected pursuant to Section 11.3(a), without reduction in such Partnership Interest (but subject to proportionate dilution by reason of the admission of its successor). Any successor General Partner shall indemnify the Departing Partner as to all debts and liabilities of the Partnership arising on or after the date on which the Departing Partner becomes a Limited Partner. For purposes of this Agreement, conversion of the General Partner's Combined Interest to Common Units will be characterized as if the General Partner contributed its Combined Interest to the Partnership in exchange for the newly issued Common Units.

     (c) If a successor General Partner is elected in accordance with the terms of Section 11.1 or 11.2 and the option described in Section 11.3(a) is not exercised by the party entitled to do so, the successor General Partner shall, at the effective date of its admission to the Partnership, contribute to the Partnership cash in an amount equal to [1/99th of the Net Agreed Value of the Partnership's assets] {the fair market value of the General Partner Units} on such date. In such event, such successor General Partner shall, subject to the following sentence, be entitled to such Percentage Interest of all Partnership allocations and distributions and any other allocations and distributions to which the Departing Partner was entitled. [In addition, the successor General Partner shall cause this Agreement to be amended to reflect that, from and after the date of such successor General Partner's admission, the successor General Partner's interest in all Partnership distributions and allocations shall be 1%, and that of the holders of Outstanding Unit shall be 99%.]

     (d) Any successor General Partner will be deemed to have delegated irrevocably to the Board of Supervisors all management powers over the business and affairs of the Partnership to the same extent that the General Partner delegated such management power to the Board of Supervisors pursuant to Section
7.1 of this Agreement.

     11.4 {[Deleted.]} [Termination of Subordination Period, Conversion of Subordinated Units, Extinguishment of Cumulative Common Unit Arrearages and Termination of Distribution Support Obligations Upon Removal of the General Partner Without Cause]

     [Notwithstanding any other provision of this Agreement, if the General Partner is removed as general partner of the Partnership under circumstances where Cause does not exist and Units held by the General Partner and its Affiliates are not voted in favor of such removal, (i) the Subordination Period will end and all Outstanding Subordinated Units will immediately convert into Common Units on a one-for-one basis, (ii) all Cumulative Common Unit Arrearages on the Common Units will be extinguished, and (iii) the General Partner's APU contribution obligation and the unconditional]

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[guarantee of the General Partner's APU contribution obligation by the APU
Guarantor pursuant to the Distribution Support Agreement will terminate.]

     11.5 Withdrawal of Limited Partners.

     No Limited Partner shall have any right to withdraw from the Partnership; provided, however, that when a transferee of a Limited Partner's {Common} Units[, APUs] or Incentive Distribution Rights becomes a Record Holder of the {Common} Units[, APUs] or Incentive Distribution Rights so transferred, such transferring Limited Partner shall cease to be a Limited Partner with respect to the {Common} Units[, APUs] or Incentive Distribution Rights so transferred.

                                  ARTICLE XII
                          DISSOLUTION AND LIQUIDATION

     12.1 Dissolution.

     The Partnership shall not be dissolved by the admission of Substituted Limited Partners or Additional Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement. Upon the removal or withdrawal of the General Partner, if a successor General Partner is elected pursuant to Section 11.1 or 11.2, the Partnership shall not be dissolved and such successor General Partner shall continue the business of the Partnership. The Partnership shall dissolve, and (subject to Section 12.2) its affairs shall be wound up, upon:

          (a) the expiration of its term as provided in Section 2.7;

          (b) an Event of Withdrawal of the General Partner as provided in
     Section 11.1(a) (other than Section 11.l(a)(ii)), unless a successor is elected and an Opinion of Counsel is received as provided in Section 11.1(b) or 11.2 and such successor is admitted to the Partnership pursuant to Section 10.3;

          (c) an election to dissolve the Partnership by the General Partner that is approved by the holders of [a Unit Majority;] {at least a majority of the Outstanding Common Units;}

          (d) entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Delaware Act; or

          (e) the sale of all or substantially all of the assets and properties of the Partnership Group.

     12.2 Continuation of the Business of the Partnership After Dissolution.

     Upon (a) dissolution of the Partnership following an Event of Withdrawal caused by the withdrawal or removal of the General Partner as provided in
Section 11.1(a)(i) or (iii) and the failure of the Partners to select a successor to such Departing Partner pursuant to Section 11.1 or 11.2, then within 90 days thereafter, or (b) dissolution of the Partnership upon an event constituting an Event of Withdrawal as defined in Section 11.1(a)(iv), (v) or
(vi), then, to the maximum extent permitted by law, within 180 days thereafter, the holders of [a Unit Majority] {at least a majority of the Outstanding Common Units} may elect to reconstitute the Partnership and continue its business on the same terms and conditions set forth in this Agreement by forming a new limited partnership on terms identical to those set forth in this Agreement and having as the successor general partner a Person approved by the holders of [a Unit Majority] {at least a majority of the Outstanding Common Units}. Unless such an election is made within the applicable time period as set forth above, the Partnership shall conduct only {those} activities necessary to wind up its affairs. If such an election is so made, then:

          (i) the reconstituted Partnership shall continue until the end of the term set forth in Section 2.7 unless earlier dissolved in accordance with this Article XII;

          (ii) if the successor General Partner is not the former General Partner, then the interest of the former General Partner shall be treated in the manner provided in Section 11.3(b); and

          (iii) all necessary steps shall be taken to cancel this Agreement and the Certificate of Limited Partnership and to enter into and, as necessary, to file a new partnership agreement and certificate of limited partnership, and the successor [general partner] {General Partner} may for this purpose exercise the powers of attorney granted the [Executive Vice Chairman,] Vice Chairman and

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     President pursuant to Section 2.6; provided, that the right of the holders of [a Unit Majority] {at least a majority of the Outstanding Common Units} to approve a successor General Partner and to reconstitute and to continue the business of the Partnership shall not exist and may not be exercised unless the Partnership has received an Opinion of Counsel that (x) the exercise of the right would not result in the loss of limited liability of any Limited Partner and (y) neither the Partnership, the reconstituted limited partnership nor any other Group Member would be treated as an association taxable as a corporation or otherwise be taxable as an entity for federal income tax purposes upon the exercise of such right to continue.

     12.3 Liquidator.

     Upon dissolution of the Partnership, unless the Partnership is continued under an election to reconstitute and continue the Partnership pursuant to
Section 12.2, the Board of Supervisors shall select one or more Persons to act as Liquidator. The Liquidator shall be entitled to receive such compensation for its services as may be approved by holders of at least a majority of the Outstanding Common Units [and Subordinated Units voting as a single class]. The Liquidator shall agree not to resign at any time without 15 days' prior notice and may be removed at any time, with or without cause, by notice of removal approved by holders of at least a majority of the Outstanding Common Units [and Subordinated Units voting as a single class]. Upon dissolution, removal or resignation of the Liquidator, a successor and substitute Liquidator (who shall have and succeed to all rights, powers and duties of the original Liquidator) shall within 30 days thereafter be approved by holders of at least a majority of the Outstanding Common Units [and Subordinated Units voting as a single class]. The right to approve a successor or substitute Liquidator in the manner provided herein shall be deemed to refer also to any such successor or substitute Liquidator approved in the manner herein provided. Except as expressly provided in this Article XII, the Liquidator approved in the manner provided herein shall have and may exercise, without further authorization or consent of any of the parties hereto, all of the powers conferred upon the Board of Supervisors under the terms of this Agreement (but subject to all of the applicable limitations, contractual and otherwise, upon the exercise of such powers, other than the limitation on sale set forth in Section 7.10(a)) to the extent necessary or desirable in the good faith judgment of the Liquidator to carry out the duties and functions of the Liquidator hereunder for and during such period of time as shall be reasonably required in the good faith judgment of the Liquidator to complete the winding up and liquidation of the Partnership as provided for herein.

     12.4 Liquidation.

     The Liquidator shall proceed to dispose of the assets of the Partnership, discharge its liabilities, and otherwise wind up its affairs in such manner and over such period as the Liquidator determines to be in the best interest of the Partners, subject to Section 17-804 of the Delaware Act and the following:

          (a) Disposition of Assets. The assets may be disposed of by public or private sale or by distribution in kind to one or more Partners on such terms as the Liquidator and such Partner or Partners may agree. If any property is distributed in kind, the Partner receiving the property shall be deemed for purposes of Section 12.4(c) to have received cash equal to its fair market value; and contemporaneously therewith, appropriate cash distributions must be made to the other Partners. Under certain circumstances and subject to certain limitations, the Liquidator may defer liquidation or distribution of the Partnership's assets for a reasonable time or distribute assets to [partners] {the Partners} in kind if it determines that a sale would be impractical or would cause undue loss to the [partners] {Partners}.

          (b) Discharge of Liabilities. Liabilities of the Partnership include amounts owed to Partners otherwise {than} in respect of their distribution rights under Article VI. With respect to any liability that is contingent or is otherwise not yet due and payable, the Liquidator shall either settle such claim for such amount as it thinks appropriate or establish a reserve of cash or other assets to provide for its payment. When paid, any unused portion of the reserve shall be distributed as additional liquidation proceeds.

          (c) Liquidation Distributions. All property and all cash in excess of that required to discharge liabilities as provided in Section 12.4(b) shall be distributed to the Partners in accordance with, and to the extent of, the positive balances in their respective Capital Accounts, as determined after

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     taking into account all Capital Account adjustments (other than those made by reason of distributions pursuant to this Section 12.4(c)) for the taxable year of the Partnership during which the liquidation of the Partnership occurs (with such date of occurrence being determined pursuant to Treasury Regulation, Section 1.704-1(b)(2)(ii)(g)), and such distribution shall be made by the end of such taxable year (or, if later, within 90 days after said date of such occurrence).

     12.5 Cancellation of Certificate of Limited Partnership.

     Upon the completion of the distribution of Partnership cash and property as provided in Section 12.4 in connection with the liquidation of the Partnership, the Partnership shall be terminated and the Certificate of Limited Partnership and all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the State of Delaware shall be canceled and such other actions as may be necessary to terminate the Partnership shall be taken.

     12.6 Return of {Capital} Contributions.

     The General Partner shall not be personally liable for, and shall have no obligation to contribute or loan any monies or property to the Partnership to enable it to effectuate, the return of the {Capital} Contributions of the Limited Partners, or any portion thereof, it being expressly understood that any such return shall be made solely from Partnership assets.

     12.7 Waiver of Partition.

     To the maximum extent permitted by law, each Partner hereby waives any right to partition of the Partnership property.

     12.8 Capital Account Restoration.

     No Limited Partner shall have any obligation to restore any negative balance in its Capital Account upon liquidation of the Partnership. The General Partner shall be obligated to restore any negative balance in its Capital Account upon liquidation of its interest in the Partnership by the end of the taxable year of the Partnership during which such liquidation occurs, or, if later, within 90 days after the date of such liquidation.

                                  ARTICLE XIII
           AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS; RECORD DATE

     13.1 Amendment to be Adopted Solely by the Board of Supervisors.

     Each Limited Partner agrees that the Board of Supervisors, without the approval of any Limited Partner or Assignee, may amend any provision of this Agreement, and may authorize any Officer (pursuant to the powers of attorney granted in Section 2.6) to execute, swear to, acknowledge, deliver, file and record whatever documents may be required in connection therewith, to reflect:

          (a) a change in the name of the Partnership, the location of the principal place of business of the Partnership, the registered agent of the Partnership or the registered office of the Partnership;

          (b) admission, substitution, withdrawal or removal of Partners in accordance with this Agreement;

          (c) a change that, in the discretion of the Board of Supervisors, is necessary or advisable to qualify or continue the qualification of the Partnership as a limited partnership or a partnership in which the Limited Partners have limited liability under the laws of any state or to ensure that {neither} the Partnership [and] {nor} the Operating Partnership will [not] be treated as an association taxable as a corporation or otherwise taxed as an entity for federal income tax purposes;

          (d) a change that, in the discretion of the Board of Supervisors, (i) does not adversely affect the Limited Partners in any material respect,
     (ii) is necessary or advisable to (A) satisfy any requirements, conditions or guidelines contained in any opinion, directive, order, ruling or regulation of any federal or state agency or judicial authority or contained in any federal or state statute (including the Delaware Act) or
     (B) facilitate the trading of the Units (including the division of Outstanding Units into different classes to facilitate uniformity of tax consequences within such classes of Units) or comply with any rule, regulation, guideline or requirement of any

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     National Securities Exchange on which the Units are or will be listed for trading, compliance with any of which the Board of Supervisors determines in its discretion to be in the best interests of the Partnership and the Limited Partners, (iii) is necessary or advisable in connection with action taken by the [General Partner] {Partnership} pursuant to Section 5.10, or
     (iv) is required to effect the intent expressed in the {Initial} Registration {Statement or the Proxy} Statement or the intent of the provisions of this Agreement or is otherwise contemplated by this Agreement;

          (e) a change in the fiscal year or taxable year of the Partnership and any changes that, in the discretion of the Board of Supervisors, are necessary or advisable as a result of a change in the fiscal year or taxable year of the Partnership including, if the Board of Supervisors shall so determine, a change in the definition of 'Quarter' and the dates on which distributions are to be made by the Partnership;

          (f) an amendment that is necessary, in the Opinion of Counsel, to prevent the Partnership or the members of the Board of Supervisors or the Officers, or the General Partner or its directors, officers, trustees or agents from in any manner being subjected to the provisions of the Investment Company Act of 1940, as amended, the Investment Advisers Act of 1940, as amended, or 'plan asset' regulations adopted under the Employee Retirement Income Security Act of 1974, as amended, regardless of whether such are substantially similar to plan asset regulations currently applied or proposed by the United States Department of Labor;

          (g) subject to the terms of Section 5.7, an amendment that, in the discretion of the Board of Supervisors, is necessary or advisable in connection with the authorization of issuance of any class or series of Partnership Securities pursuant to Section 5.6 {or the conversion of Incentive Distribution Rights into Common Units pursuant to Section 5.8 or
     Section 11.3};

          (h) any amendment expressly permitted in this Agreement to be made by the Board of Supervisors acting alone;

          (i) an amendment effected, necessitated or contemplated by a Merger Agreement approved in accordance with Section 14.3;

          (j) an amendment that, in the discretion of the Board of Supervisors, is necessary or advisable to reflect, account for and deal with appropriately the formation by the Partnership of, or investment by the Partnership in, any corporation, partnership, joint venture, limited liability company or other entity other than the Operating Partnership, in connection with the conduct by the Partnership of activities permitted by the terms of Section 2.4;

          (k) an amendment that, in the discretion of the Board of Supervisors, is necessary or advisable to effect or continue the irrevocable delegation by the General Partner to the Board of Supervisors of all management powers over the business and affairs of the Partnership; or

          (l) any other amendments substantially similar to the foregoing.

     13.2 Amendment Procedures.

     Except as provided in Sections 13.1 and 13.3, all amendments to this Agreement shall be made in accordance with the following requirements. Amendments to this Agreement may be proposed only by or with the consent of the Board of Supervisors. A proposed amendment shall be effective upon its approval by the holders of at least a [Unit Majority] {majority of the Outstanding Common Units}, unless a greater or different percentage is required under this Agreement or by Delaware law. Each proposed amendment that requires the approval of the holders of a specified percentage of Outstanding Units shall be set forth in a writing that contains the text of the proposed amendment. If such an amendment is proposed, the Board of Supervisors shall seek the written approval of the requisite percentage of Outstanding {Common} Units or call a meeting of the Limited Partners to consider and vote on such proposed amendment. The Board of Supervisors shall notify all Record Holders upon final adoption of any such proposed amendments.

     13.3 Amendment Requirements.

     (a) Notwithstanding the provisions of Sections 13.1 and 13.2, no provisions of this Agreement that establishes a percentage of Outstanding {Common} Units required to take any action shall be amended, altered, changed, repealed or rescinded in any respect that would have the effect of reducing such

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voting percentage unless such amendment is approved by the written consent or the affirmative vote of holders of Outstanding {Common} Units whose aggregate Outstanding {Common} Units constitute not less than the voting requirement sought to be reduced.

     (b) Notwithstanding the provisions of Sections 13.1 and 13.2, no amendment to this Agreement may (i) enlarge the obligations of any Limited Partner without its consent, unless such shall be deemed to have occurred as a result of an amendment approved pursuant to Section 13.3(c), (ii) enlarge the obligations of, restrict in any way any action by or rights of, or reduce in any way the amounts distributable, reimbursable or otherwise payable to the General Partner or any of its Affiliates without its consent, which may be given or withheld in its sole discretion, (iii) change Section 12.1(a) or (c), or (iv) change the term of the Partnership or, except as set forth in Section 12.1(c), give any Person the right to dissolve the Partnership.

     (c) Except as provided in Section 14.3, and except as otherwise provided, and without limitation of the Board of Supervisor's authority to adopt amendments to this Agreement as contemplated in Section 13.1, any amendment that would have a material adverse effect on the rights or preferences of any class of Partnership Interests in relation to other classes of Partnership Interests must be approved by the holders of not less than a majority of the Partnership Interests of the class affected.

     (d) Notwithstanding any other provision of this Agreement, except for amendments pursuant to Section 7.10(a) or 13.1 and except as otherwise provided by Section 14.3(b), no amendments shall become effective without the approval of the holders of at least 90% of the Outstanding Common Units [and Subordinated Units voting as a single class] unless the Partnership obtains an Opinion of Counsel to the effect that such amendment will not affect the limited liability of any Limited Partner or any limited partner of the other Group Members under applicable law.

     (e) This Section 13.3 shall only be amended with the approval of the holders of at least 90% of the Outstanding Common Units [and Subordinated Units voting as a single class].

     13.4 Tri-Annual and Special Meetings.

     All acts of Limited Partners to be taken pursuant to this Agreement shall be taken in the manner provided in this Article XIII and, in the case of Tri-Annual Meetings, in the manner provided in Sections 7.2(a)(ii) and 7.3 and this Article XIII. Tri-Annual Meetings to elect the Elected Supervisors and to transact such other business as may be properly brought before the Tri-Annual Meeting shall be held in the second calendar quarter of every third year at such time and place as the Board of Supervisors may specify in the notice of the meeting, which shall be delivered to each Limited Partner at least 10 and not more than 60 days prior to such meeting. The first Tri-Annual Meeting [shall be] {was} held in 1997. Special meetings of the Limited Partners may be called by the Board of Supervisors or by Limited Partners owning 20% or more of the Outstanding {Common} Units of the class or classes for which a meeting is proposed. Limited Partners shall call a special meeting by delivering to the Board of Supervisors one or more requests in writing stating that the signing Limited Partners wish to call a special meeting and indicating the general or specific purposes for which the special meeting is to be called. Within 60 days after receipt of such a call from Limited Partners or within such greater time as may be reasonably necessary for the Partnership to comply with any statutes, rules, regulations, listing agreements or similar requirements governing the holding of a meeting or the solicitation of proxies for use at such a meeting, the Board of Supervisors shall send a notice of the meeting to the Limited Partners either directly or indirectly through the Transfer Agent. A meeting shall be held at a time and place determined by the Board of Supervisors on a date not less than 10 days nor more than 60 days after the mailing of notice of the meeting. The Chairman of the Board of Supervisors, if any, and if present and acting, shall preside at all meetings of the Limited Partners. In the absence of the Chairman of the Board of Supervisors, the [Executive Vice Chairman or] Vice Chairman of the Board of Supervisors, as chosen by the Board of Supervisors, shall preside, and in their absence, the President shall preside. Limited Partners shall not vote on matters that would cause the Limited Partners to be deemed to be taking part in the management and control of the business and affairs of the Partnership so as to jeopardize the Limited Partners' limited liability under the Delaware Act or the law of any other state in which the Partnership is qualified to do business.

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     13.5 Notice of a Meeting.

     Notice of a meeting called pursuant to Section 13.4 shall be given to the Record Holders in writing by mail or other means of written communication in accordance with Section 16.1. The notice shall be deemed to have been given at the time when deposited in the mail or sent by other means of written communication.

     13.6 Record Date.

     For purposes of determining the Limited Partners entitled to notice of or to vote at a meeting of the Limited Partners or to give approvals without a meeting as provided in Section 13.11, the Board of Supervisors may set a Record Date, which shall not be less than 10 nor more than 60 days before (a) the date of the meeting (unless such requirement conflicts with any rule, regulation, guideline or requirement of any National Securities Exchange on which the Units are listed for trading, in which case the rule, regulation, guideline or requirement of such exchange shall govern) or (b) in the event that approvals are sought without a meeting, the date by which Limited Partners are requested in writing by the Board of Supervisors to give such approval.

     13.7 Adjournment.

     When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting and a new Record Date need not be fixed, if the time and place thereof are announced at the meeting at which the adjournment is taken, unless such adjournment shall be for more than 45 days. At the adjourned meeting, the Partnership may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 45 days or if a new Record Date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given in accordance with this Article XIII.

     13.8 Waiver of Notice; Approval of Meeting; Approval of Minutes.

     The transactions of any meeting of Limited Partners, however called and noticed, and whenever held, shall be as valid as if occurred at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, Limited Partners representing such quorum who were present in person or by proxy and entitled to vote, sign a written waiver of notice or an approval of the holding of the meeting or an approval of the minutes thereof. All waivers and approvals shall be filed with the Partnership records or made a part of the minutes of the meeting. Attendance of a Limited Partner at a meeting shall constitute a waiver of notice of the meeting, except when the Partner does not approve, at the beginning of the meeting, of the transaction of any business because the meeting is not lawfully called or convened; and except that attendance at a meeting is not a waiver of any right to disapprove the consideration of matters required to be included in the notice of the meeting, but not so included, if the disapproval is expressly made at the meeting.

     13.9 Quorum.

     The holders of a majority of the Outstanding Units of the class or classes for which a meeting has been called represented in person or by proxy shall constitute a quorum at a meeting of Limited Partners of such class or classes unless any such action by the Limited Partners requires approval by holders of a greater percentage of such Units, in which case the quorum shall be such greater percentage (excluding, in either case, if such are to be excluded from the vote, Outstanding Units owned by the General Partner and its Affiliates). At any meeting of the Limited Partners duly called and held in accordance with this Agreement at which a quorum is present, the act of Limited Partners holding Outstanding Units that in the aggregate represent a majority of the Outstanding Units entitled to vote and be present in person or by proxy at such meeting shall be deemed to constitute the act of all Limited Partners, unless a greater or different percentage is required with respect to such action under the provisions of this Agreement, in which case the act of the Limited Partners holding Outstanding Units that in the aggregate represent at least such greater or different percentage shall be required. The Limited Partners present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough Limited Partners to leave less than a quorum, if any action taken (other than adjournment) is approved by the required percentage of Outstanding Units specified in this Agreement. In the absence of a quorum any meeting of Limited Partners may be adjourned from time to time by the affirmative vote of holders of at least a

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majority of the Outstanding Units represented either in person or by proxy, but no other business may be transacted, except as provided in Section 13.7.

     13.10 Conduct of a Meeting.

     The Chairman of the Board of Supervisors, or in his absence, the [Executive] Vice Chairman [or Vice Chairman, as the case may be,] or, in his absence, the President, or in his absence, any Vice President, shall have full power and authority concerning the manner of conducting any meeting of the Limited Partners or solicitation of approvals in writing, including the determination of Persons entitled to vote, the existence of a quorum, the satisfaction of the requirements of Section 13.4, the conduct of voting, the validity and effect of any proxies and the determination of any controversies, votes or challenges arising in connection with or during the meeting or voting. The [Presiding] {presiding} Officer shall designate a Person to take the minutes of any meeting. All minutes shall be kept with the records of the Partnership maintained by the Board of Supervisors. The Board of Supervisors may make such other regulations consistent with applicable law and this Agreement as it may deem advisable concerning the conduct of any meeting of the Limited Partners or solicitation of approvals in writing, including regulations in regard to the appointment of proxies, the appointment and duties of inspectors of votes and approvals, the submission and examination of proxies and other evidence of the right to vote, and the revocation of approvals in writing.

     13.11 Action Without a Meeting.

     If authorized by the Board of Supervisors, any action that may be taken at a meeting of the Limited Partners may be taken without a meeting if an approval in writing setting forth the action so taken is signed by Partners owning not less than the minimum percentage of the Outstanding Units that would be necessary to authorize or take such action at a meeting at which all the Limited Partners were present and voted (unless such provision conflicts with any rule, regular guideline or requirement of any National Securities Exchange on which the Units are listed for trading, in which case the rule, regulation, guideline or requirement of such exchange shall govern). Prompt notice of the taking of action without a meeting shall be given to the Limited Partners who have not approved in writing. The Board of Supervisors may specify that any written ballot submitted to Limited Partners for the purpose of taking any action without a meeting shall be returned to the Partnership within the time period, which shall be not less than 20 days, specified by the Board of Supervisors. If a ballot returned to the Partnership does not vote all of the Units held by the Limited Partner, the Partnership shall be deemed to have failed to receive a ballot for the Units that were not voted. If approval of the taking of any action by the Limited Partners is solicited by any Person other than by or on behalf of the Board of Supervisors, the written approvals shall have no force and effect unless and until (a) they are deposited with the Partnership in care of the Board of Supervisors, (b) approvals sufficient to take the action proposed are dated as of a date not more than 90 days prior to the date sufficient approvals are deposited with the Partnership and (c) an Opinion of Counsel is delivered to the Board of Supervisors to the effect that the exercise of such right and the action proposed to be taken with respect to any particular matter (i) will not cause the Limited Partners to be deemed to be taking part in the management and control of the business and affairs of the Partnership so as to jeopardize the Limited Partners' limited liability, and (ii) is otherwise permissible under the state statutes then governing the rights, duties and liabilities of the Partnership and the Partners.

     13.12 Voting and Other Rights.

     (a) Only those Record Holders of the Units on the Record Date set pursuant to Section 13.6 (and also subject to the limitations contained in the definition of 'Outstanding') shall be entitled to notice of, and to vote at, a meeting of Limited Partners or to act with respect to matters as to which the holders of the Outstanding Units have the right to vote or to act. All references in this Agreement to votes of, or other acts that may be taken by, the Outstanding Units shall be deemed to be references to the votes or acts of the Record Holders of such Outstanding Units.

     (b) With respect to Units that are held for a Person's account by another Person (such as a broker, dealer, bank, trust company or clearing corporation, or an agent of any of the foregoing), in whose name such Units are registered, such other Person shall, in exercising the voting rights in respect of such Units on any matter, and unless the arrangement between such Persons provides otherwise, vote such

                                      C-75


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Units in favor of, and at the direction of, the Person who is the beneficial owner, and the Partnership shall be entitled to assume it is so acting without further inquiry. The provisions of this Section 13.12(b) (as well as all other provisions of this Agreement) are subject to the provisions of Section 4.3.

                                  ARTICLE XIV
                                     MERGER
     14.1 Authority.

     The Partnership may merge or consolidate with one or more corporations, business trusts or associations, real estate investment trusts, common law trusts or unincorporated businesses, including a general partnership [or], limited partnership, {limited liability company or limited liability partnership} formed under the laws of the State of Delaware or any other state of the United States of America, pursuant to a written agreement of merger or consolidation ('Merger Agreement') in accordance with this Article XIV.

     14.2 Procedure for Merger or Consolidation.

     Merger or consolidation of the Partnership pursuant to this Article XIV requires the prior approval of the Board of Supervisors. If the Board of Supervisors shall determine, in the exercise of its discretion, to consent to the merger or consolidation, the Board of Supervisors shall approve the Merger Agreement, which shall set forth:

          (a) The names and jurisdictions of formation or organization of each of the business entities proposing to merge or consolidate;

          (b) The name and jurisdictions of formation or organization of the business entity that is to survive the proposed merger or consolidation (the 'Surviving Business Entity');

          (c) The terms and conditions of the proposed merger or consolidation;

          (d) The manner and basis of exchanging or converting the equity securities of each constituent business entity for, or into, cash, property or general or limited partner interests, rights, securities or obligations of the Surviving Business Entity; and (i) if any general or limited partner interests, securities or rights of any constituent business entity are not to be exchanged or converted solely for, or into, cash, property or general or limited partner interests, rights, securities or obligations of the Surviving Business Entity, the cash, property or general or limited partner interests, rights, securities or obligations of any limited partnership, corporation, trust or other entity (other than the Surviving Business Entity) which the holders of such general or limited partner interests, securities or rights are to receive in exchange for, or upon conversion of their general or limited partner interests, securities or rights, and (ii) in the case of securities represented by certificates, upon the surrender of such certificates, which cash, property or general or limited partner interests, rights, securities or obligations of the Surviving Business Entity or any general or limited partnership, corporation, trust or other entity (other than the Surviving Business Entity), or evidences thereof, are to be delivered;

          (e) A statement of any changes in the constituent documents or the adoption of new constituent documents (the articles or certificate of incorporation, articles of trust, declaration of trust, certificate or agreement of limited partnership, {certificate of formation or agreement of limited liability company} or other similar charter or governing document) of the Surviving Business Entity to be effected by such merger or consolidation;

          (f) The effective time of the merger, which may be the date of the filing of the certificate of merger pursuant to Section 14.4 or a later date specified in or determinable in accordance with the Merger Agreement (provided, that if the effective time of the merger is to be later than the date of the filing of the certificate of merger, the effective time shall be filed no later than the time of the filing of the certificate of merger and stated therein); and

          (g) Such other provisions with respect to the proposed merger or consolidation as are deemed necessary or appropriate by the Board of Supervisors.

     14.3 Approval by Limited Partners of Merger or Consolidation.

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     (a) The Board of Supervisors, upon its approval of the Merger Agreement, shall direct that the Merger Agreement be submitted to a vote of Limited Partners, whether at a special meeting or by written consent, in either case in accordance with the requirements of Article XIII. A copy or a summary of the Merger Agreement shall be included in or enclosed with the notice of a special meeting or the written consent.

     (b) The Merger Agreement shall be approved upon receiving the affirmative vote or consent of the holders of [a Unit Majority] {at least a majority of the Outstanding Common Units} unless the Merger Agreement contains any provision that, if contained in an amendment to this Agreement, the provisions of this Agreement or the Delaware Act would require the vote or consent of a greater percentage of the Outstanding {Common} Units or of any class of Limited Partners, in which case such greater percentage vote or consent shall be required for approval of the Merger Agreement.

     (c) After such approval by vote or consent of the Limited Partners, and at any time prior to the filing of the certificate of merger pursuant to Section 14.4, the merger or consolidation may be abandoned pursuant to provisions therefor, if any, set forth in the Merger Agreement.

     14.4 Certificate of Merger.

     Upon the required approval by the Board of Supervisors and the Limited Partners of a Merger Agreement, a certificate of merger shall be executed and filed with the Secretary of State of the State of Delaware in conformity with the requirements of the Delaware Act.

     14.5 Effect of Merger.

     (a) At the effective time of the certificate of merger:

          (i) all of the rights, privileges and powers of each of the business entities that has merged or consolidated, and all property, real, personal and mixed, and all debts due to any of those business entities and all other things and causes of action belonging to each of those business entities shall be vested in the Surviving Business Entity and after the merger or consolidation shall be the property of the Surviving Business Entity to the extent they were of each constituent business entity;

          (ii) the title to any real property vested by deed or otherwise in any of those constituent business entities shall not revert and is not in any way impaired because of the merger or consolidation;

          (iii) all rights of creditors and all liens on or security interests in property of any of those constituent business entities shall be preserved unimpaired; and

          (iv) all debts, liabilities and duties of those constituent business entities shall attach to the Surviving Business Entity, and may be enforced against it to the same extent as if the debts, liabilities and duties had been incurred or contracted by it.

     (b) A merger or consolidation effected pursuant to this Article shall not be deemed to result in a transfer or assignment of assets or liabilities from one entity to another.

                                   ARTICLE XV
                             RIGHT TO ACQUIRE UNITS

     15.1 Right to Acquire Units.

     (a) Notwithstanding any other provision of this Agreement, if at any time not more than 20% of the total Units of any class then Outstanding are held by Persons other than the General Partner and its Affiliates, the General Partner shall then have the right, which right it may assign and transfer in whole or in part to the Partnership or any Affiliate of the General Partner, exercisable in its sole discretion, to purchase all, but not less than all, of the Units of such class then Outstanding held by Persons other than the General Partner and its Affiliates, at the greater of (x) the Current Market Price as of the date three days prior to the date that the notice described in Section 15.1(b) is mailed and (y) the highest price paid by the General Partner or any of its Affiliates for any such Unit purchased during the 90-day period preceding the date that the notice described in Section 15.1(b) is mailed. As used in this Agreement, (i) 'Current Market Price' as of any date of any class of Units listed or admitted to on any

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National Securities Exchange means the average of the daily closing Prices (as hereinafter defined) per Unit of such class for the 20 consecutive Trading Days (as hereinafter defined) immediately prior to such date; (ii) 'Closing Price' for any day means the last sale price on such day, regular way, or in case no such sale takes place on such day, the average of the closing bid and asked prices on such day, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted for trading on the principal National Securities Exchange (other than the Nasdaq Stock Market) on which the Units of such class are listed or admitted to trading or, if the Units of such class are not listed or admitted to trading on any National Securities Exchange (other than the Nasdaq Stock Market), the last quoted price on such day or, if not so quoted, the average of the high bid and low asked prices on such day in the over-the-counter market, as reported by the Nasdaq Stock Market or such other system then in use, or, if on any such day the Units of such class are not quoted by any such organization, the average of the closing bid and asked prices on such day as furnished by a professional market maker making a market in the Units of such class selected by the Board of Supervisors, or if on any such day no market maker is making a market in the Units of such class, the fair value of such Units on such day as determined reasonably and in good faith by the Board of Supervisors; and (iii) 'Trading Day' means a day on which the principal National Securities Exchange on which the Units of any class are listed or admitted to trading is open for the transaction of business or, if Units of a class are not listed or admitted to trading on any National Securities Exchange, a day on which banking institutions in New York City generally are open.

     (b) If the General Partner, any Affiliate of the General Partner or the Partnership elects to exercise the right to purchase Units pursuant to Section 15.1(a), the General Partner shall deliver to the Transfer Agent notice of such election to purchase (the 'Notice of Election to Purchase') and shall cause the Transfer Agent to mail a copy of such Notice of Election to Purchase to the Record Holders of Units (as of a Record Date selected by the General Partner) at least 10, but not more than 60, days prior to the Purchase Date. Such Notice of Election to Purchase shall also be published for a period of at least three consecutive days in at least two daily newspapers of general circulation printed in the English language and published in the Borough of Manhattan, New York. The Notice of Election to Purchase shall specify the Purchase Date and the price (determined in accordance with Section 15.1(a)) at which Units will be purchased and state that the General Partner, its Affiliate or the Partnership, as the case may be, elects to purchase such Units, upon surrender of Certificates representing such Units in exchange for payment, at such office or offices of the Transfer Agent as the Transfer Agent may specify, or as may be required by any National Securities Exchange on which the Units are listed or admitted to trading. Any such Notice of Election to Purchase mailed to a Record Holder of Units at his address as reflected in the records of the Transfer Agent shall be conclusively presumed to have been given regardless of whether the owner receives such notice. On or prior to the Purchase Date, the General Partner, its Affiliate or the Partnership, as the case may be, shall deposit with the Transfer Agent cash in an amount sufficient to pay the aggregate purchase price of all of the Units to be purchased in accordance with this Section 15.1. If the Notice of Election to Purchase shall have been duly given as aforesaid at least 10 days prior to the Purchase Date, and if on or prior to the Purchase Date the deposit described in the preceding sentence has been made for the benefit of the holders of Units subject to purchase as provided herein, then from and after the Purchase Date, notwithstanding that any Certificate shall not have been surrendered for purchase, all rights of the holders of such Units (including any rights pursuant to Articles IV, V, VI, and XII) shall thereupon cease, except the right to receive the purchase price (determined in accordance with Section 15.1(a)) for Units therefor, without interest, upon surrender to the Transfer Agent of the Certificates representing such Units, and such Units shall thereupon be deemed to be transferred to the General Partner, its Affiliate or the Partnership, as the case may be, on the record books of the Transfer Agent and the Partnership, and the General Partner or any Affiliate of the General Partner, or the Partnership, as the case may be, shall be deemed to be the owner of all such Units from and after the Purchase Date and shall have all rights as the owner of such Units (including all rights as owner of such Units pursuant to Articles IV, V, VI and XII).

     (c) At any time from and after the Purchase Date, a holder of an Outstanding Unit subject to purchase as provided in this Section 15.1 may surrender his Certificate evidencing such Unit to the

Transfer Agent in exchange for payment of the amount described in Section 15.1(a), therefor, without interest thereon.

                                  ARTICLE XVI
                               GENERAL PROVISIONS

     16.1 Addresses and Notices.

     Any notice, demand, request, report or proxy materials required or permitted to be given or made to a Partner or Assignee under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written communication to the Partner or Assignee at the address described below. Any notice, payment or report to be given or made to a Partner or Assignee hereunder shall be deemed conclusively to have been given or made, and the obligation to give such notice or report or to make such payment shall be deemed conclusively to have been fully satisfied, upon sending of such notice, payment or report to the Record Holder of such Unit at his address as shown on the records of the Transfer Agent or as otherwise shown on the records of the Partnership, regardless of any claim of any Person who may have an interest in such Unit or the Partnership Interest of a General Partner by reason of any assignment or otherwise. An affidavit or certificate of making of any notice, payment or report in accordance with the provisions of this Section 16.1 executed by the Board of Supervisors, the Transfer Agent or the mailing organization shall be prima facie evidence of the giving or making of such notice, payment or report. If any notice, payment or report addressed to a Record Holder at the address of such Record Holder appearing on the books and records of the Transfer Agent or the Partnership is returned by the United States [Post Office] {Postal Service} marked to indicate that the United States Postal Service is unable to deliver it, such notice, payment or report and any subsequent notices, payments and reports shall be deemed to have been duly given or made without further mailing (until such time as such Record Holder or another Person notifies the Transfer Agent or the Partnership of a change in his address) if they are available for the Partner or Assignee at the principal office of the Partnership for a period of one year from the date of the giving or making of such notice, payment or report to the other Partners and Assignees. Any notice to the Partnership shall be deemed given if received by the General Partner at the principal office of the Partnership designated pursuant to Section 2.3. The Board of Supervisors may rely and shall be protected in relying on any notice or other document from a Partner, Assignee or other Person if believed by it to be genuine.

     16.2 Further Action.

     The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

     16.3 Binding Effect.

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

     16.4 Integration.

     This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

     16.5 Creditors.

     None of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

     16.6 Waiver.

     No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.

     16.7 Counterparts.

     This Agreement may be executed in counterparts, all of which together shall constitute an agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto or, in the case of a Person acquiring a Unit, upon accepting the certificate evidencing such Unit or executing and delivering a Transfer Application as herein described, independently of the signature of any other party.

     16.8 Applicable Law.

     This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

     16.9 Invalidity of Provisions.

     If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

     16.10 Consent of Partners.

     Each Partner hereby expressly consents and agrees that, whenever in this Agreement it is specified that an action may be taken upon the affirmative vote or consent of less than all of the Partners, such action may be so taken upon the concurrence of less than all of the Partners and each Partner shall be bound by the results of such action.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                          GENERAL PARTNER:

                                          SUBURBAN {ENERGY SERVICES GROUP LLC}
                                          [Propane GP, Inc.]
                                          [By]
                                          [Name:]
                                          [Title:]
                                          [ORGANIZATIONAL LIMITED PARTNER:]

                                          By  ..................................
                                            Name:
                                            Title:

                                          LIMITED PARTNERS

                                               All Limited Partners now and
                                          hereafter admitted as Limited Partners
                                          of the Partnership, pursuant to powers
                                          of attorney now and hereafter executed
                                          in favor of, and granted and delivered
                                          to the Board of Supervisors.

                                          By: Mark A. Alexander, [Executive Vice
                                              Chairman] {President} of Suburban
                                              Propane Partners, LP., as
                                              attorney-in-fact for all Limited
                                              Partners pursuant to the Power of
                                              Attorney granted pursuant to
                                              Section 2.6

                                              ..................................
                                                     Mark A. Alexander
                                                      Attorney-in-Fact

                     EXHIBIT A TO THE {SECOND} AMENDED AND
                  RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF
                        SUBURBAN PROPANE PARTNERS, L.P.

                      CERTIFICATE EVIDENCING COMMON UNITS
                     REPRESENTING LIMITED PARTNER INTERESTS
                        SUBURBAN PROPANE PARTNERS, L.P.

No.            Common Units

     In accordance with Section 4.1 of the {Second} Amended and Restated Agreement of Limited Partnership of Suburban Propane Partners, L.P., as amended, supplemented or restated from time to time (the 'Partnership Agreement'), SUBURBAN PROPANE PARTNERS, L.P., a Delaware limited partnership (the
'Partnership'), hereby certifies that                               (the
'Holder') is the registered owner of             Common Units representing
limited partner interests in the Partnership (the 'Common Units') transferable on the books of the Partnership, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed and accompanied by a properly executed application for transfer of the Common Units represented by this Certificate. The rights, preferences and limitations of the Common Units are set forth in, and this Certificate and the Common Units represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Partnership Agreement. Copies of the Partnership Agreement are on file at, and will be furnished without charge on delivery of written request to the Partnership at, the principal office of the Partnership located at One Suburban Plaza, 240 Route 10 West, Whippany, New Jersey 07981-0206. Capitalized terms used herein but not defined shall have the meaning given them in the Partnership Agreement.

     The Holder, by accepting this Certificate, is deemed to have (i) requested admission as, and agreed to become, a Limited Partner and to have agreed to comply with and be bound by and to have executed the Partnership Agreement, (ii) represented and warranted that the Holder has all right, power and authority and, if an individual, the capacity necessary to enter into the Partnership Agreement, (iii) granted the powers of attorney provided for in the Partnership Agreement and (iv) made the waivers and given the consents and approvals contained in the Partnership Agreement.

     This Certificate shall not be valid for any purpose unless it has been countersigned and registered by the Transfer Agent and Registrar.

Dated:  ..............................................             SUBURBAN PROPANE PARTNERS, L.P.
           Countersigned and Registered by:
                [First Chicago Trust Company of         By:  .................................................
             New York,] as Transfer Agent and                                 President
                         Registrar

By:  .................................................  By:  .................................................
                 Authorized Signature                                         Secretary

[REVERSE OF CERTIFICATE]

                                 ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as follows according to applicable laws or regulations:

TEN COM --      as tenants in common                             UNIF GIFT MIN ACT --
TEN ENT --      as tenants by the entireties        ................. Custodian ................
JT TEN  --      as joint tenants with right of      (CUST)                               (MINOR)
                survivorship and not as tenants            under Uniform Gifts to Minors
                in common                           Act  .......................................
                                                                       STATE


   Additional abbreviations, though not in the above list, may also be used.

                           ASSIGNMENT OF COMMON UNITS
                                       IN
                        SUBURBAN PROPANE PARTNERS, L.P.

              IMPORTANT NOTICE REGARDING INVESTOR RESPONSIBILITIES
          DUE TO TAX SHELTER STATUS OF SUBURBAN PROPANE PARTNERS, L.P.

     You have acquired an interest in Suburban Propane Partners, L.P., One Suburban Plaza, 240 Route 10 West, Whippany, New Jersey 07981-0206, whose taxpayer identification number is 22-3410353. The Internal Revenue Service has issued Suburban Propane Partners, L.P. the following tax shelter registration
number:                        .

     YOU MUST REPORT THIS REGISTRATION NUMBER TO THE INTERNAL REVENUE SERVICE IF YOU CLAIM ANY DEDUCTION, LOSS, CREDIT, OR OTHER TAX BENEFIT OR REPORT ANY INCOME BY REASON OF YOUR INVESTMENT IN SUBURBAN PROPANE PARTNERS, L.P.

     You must report the registration number as well as the name and taxpayer identification number of SUBURBAN PROPANE PARTNERS, L.P on Form 8271. FORM 8271 MUST BE ATTACHED TO THE RETURN ON WHICH YOU CLAIM THE DEDUCTION, LOSS, CREDIT, OR OTHER TAX BENEFIT OR REPORT ANY INCOME BY REASON OF YOUR INVESTMENT IN SUBURBAN PROPANE PARTNERS, L.P.

     If you transfer your interest in Suburban Propane Partners, L.P. to another person, you are required by the Internal Revenue Service to keep a list containing (a) that person's name, address and taxpayer identification number,
(b) the date on which you transferred the interest and (c) the name, address and tax shelter registration number of Suburban Propane Partners, LP. If you do not want to keep such a list, you must (1) send the information specified above to the Partnership, which will keep the list for this tax shelter, and (2) give a copy of this notice to the person to whom you transfer your interest. Your failure to comply with any of the above-described responsibilities could result in the imposition of a penalty under Section 6707(b) or 6708(a) of the Internal Revenue Code of 1986, as amended, unless such failure is shown to be due to reasonable cause.

     ISSUANCE OF A REGISTRATION NUMBER DOES NOT INDICATE THAT THIS INVESTMENT OR THE CLAIMED TAX BENEFITS HAVE BEEN REVIEWED, EXAMINED, OR APPROVED BY THE INTERNAL REVENUE SERVICE.

     FOR VALUE RECEIVED,                                         hereby assigns,
conveys, sells and transfers unto

 .......................................................  ........................................................
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)             (PLEASE INSERT SOCIAL SECURITY OR
                                                                   OTHER IDENTIFYING NUMBER OF ASSIGNEE)

                  Common Units representing limited partner interests evidenced by this Certificate, subject to the Partnership Agreement, and does hereby
irrevocably constitute and appoint                         as its
attorney-in-fact with full power of substitution to transfer the same on the books of Suburban Propane Partners, L.P.

Date:  .................................................  NOTE: The signature to any endorsement hereon must correspond with the name as written upon the face
                                                                of this Certificate in every particular, without
                                                                alteration, enlargement or change.

     SIGNATURE(S) MUST BE GUARANTEED BY A MEMBER FIRM OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR
  BY A COMMERCIAL BANK OR TRUST COMPANY.

                                                          ........................................................
                                                                                (SIGNATURE)

                                                          ........................................................
                                                                                (SIGNATURE)
                                                                          SIGNATURE(S) GUARANTEED

     No transfer of the Common Units evidenced hereby will be registered on the books of the Partnership, unless the Certificate evidencing the Common Units to be transferred is surrendered for registration or transfer and an Application for Transfer of Common Units has been executed by a transferee either (a) on the form set forth below or (b) on a separate application that the Partnership will furnish on request without charge. A transferor of the Common Units shall have no duty to the transferee with respect to execution of the transfer application in order for such transferee to obtain registration of the transfer of the Common Units.

                    APPLICATION FOR TRANSFER OF COMMON UNITS

     The undersigned ('Assignee') hereby applies for transfer to the name of the Assignee of the Common Units evidenced hereby.

     The Assignee (a) requests admission as a Substituted Limited Partner and agrees to comply with and be bound by, and hereby executes, the Amended and Restated Agreement of Limited Partnership of Suburban Propane Partners, L.P. (the 'Partnership'), as amended, supplemented or restated to the date hereof (the 'Partnership Agreement'), (b) represents and warrants that the Assignee has all right, power and authority and, if an individual, the capacity necessary to enter into the Partnership Agreement, (c) appoints [the Executive Vice Chairman], the Vice Chairman and the President of the Partnership and, if a Liquidator shall be appointed, the Liquidator of the Partnership as the Assignee's attorney-in-fact to execute, swear to, acknowledge and file any document, including, without limitation, the Partnership Agreement and any amendment thereto, and the Certificate of Limited Partnership of the Partnership and any amendment thereto, necessary or appropriate for the Assignee's admission as a Substituted Limited Partner and as a party to the Partnership Agreement,
(d) gives the power of attorney provided for in the Partnership Agreement, and
(e) makes the waivers and gives the consents and approvals contained in the Partnership Agreement. Capitalized terms not defined herein have the meanings assigned to such terms in the Partnership Agreement.

Date:  .....................................

 ...........................................  ............................................
   (SOCIAL SECURITY OR OTHER IDENTIFYING                (SIGNATURE OF ASSIGNEE)
            NUMBER OF ASSIGNEE)

 ...........................................  ............................................
         (PURCHASE PRICE INCLUDING                   (NAME AND ADDRESS OF ASSIGNEE)
            COMMISSIONS, IF ANY)

Type of Entity (check one):

[ ] Individual                  [ ] Partnership                             [ ] Corporation
[ ] Trust                       [ ] Other (specify) ......................

Nationality (check one):

[ ] U.S. Citizen, Resident or Domestic Entity
[ ] Foreign Corporation                           [ ] Non-resident Alien

     If the U.S. Citizen, Resident or Domestic Entity box is checked, the following certification must be completed.

     Under Section 1445(e) of the Internal Revenue Code of 1986, as amended (the 'Code'), the Partnership must withhold tax with respect to certain transfers of property if a holder of an interest in the Partnership is a foreign person. To inform the Partnership that no withholding is required with respect to the undersigned interestholder's interest in it, the undersigned hereby certifies the following (or, if applicable, certifies the following on behalf of the interestholder).

Complete Either A or B:

A. Individual Interestholder

     1. I am not a non-resident alien for purposes of U.S. income taxation.

     2. My U.S. taxpayer identification number (Social Security Number) is     .

     3. My home address is                                                     .

B. Partnership, Corporation or Other Interestholder

     1.  ...................................................... is not a foreign
                               (NAME OF INTERESTHOLDER)
       corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Treasury Regulations).

     2. The interestholder's U.S. employer identification number is            .

     3. The interestholder's office address and place of incorporation (if applicable) is
                                                                               .

     The interestholder agrees to notify the Partnership within sixty (60) days of the date the interestholder becomes a foreign person.

     The interestholder understands that this certificate may be disclosed to the Internal Revenue Service by the Partnership and that any false statement contained herein could be punishable by fine, imprisonment or both.

     Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete and, if applicable, I further declare that I have authority to sign this document on behalf of

                      .....................................
                            (NAME OF INTERESTHOLDER)

                      .....................................
                              (SIGNATURE AND DATE)

                      .....................................
                            (TITLE (IF APPLICABLE))

     Note: If the Assignee is a broker, dealer, bank, trust company, clearing corporation, other nominee holder or an agent of any of the foregoing, and is holding for the account of any other person, this application should be completed by an officer thereof or, in the case of a broker or dealer, by a registered representative who is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or, in the case of any other nominee holder, a person performing a similar function. If the Assignee is a broker, dealer, bank, trust company, clearing corporation, other nominee owner or an agent of any of the foregoing, the above certification as to any person for whom the Assignee will hold the Common Units shall be made to the best of the Assignee's knowledge.

                                                                         ANNEX D

                                ROTHSCHILD INC.

                                                               November 20, 1998

Special Committee of
  the Board of Supervisors
c/o Suburban Propane Partners, L.P.
One Suburban Plaza
240 Route 10
Whippany, New Jersey 07981-2117

Dear Sirs:

     You have requested our opinion ('Opinion') as to the fairness, from a financial point of view, to the public common unitholders of Suburban Propane Partners, L.P. (the 'Partnership') of a proposed recapitalization of the Partnership (the 'Recapitalization'), which includes the following transactions:

          (a) the redemption (the 'Redemption') by the Partnership from Suburban Propane GP, Inc. (the 'General Partner') of all outstanding Subordinated Units and APUs for aggregate cash consideration of $69 million pursuant to a Recapitalization Agreement (the 'Recapitalization Agreement') to be entered into by the Partnership, Suburban Propane, L.P. (the 'Operating Partnership'), the General Partner, Suburban Energy Services Group LLC, a newly formed limited liability company at least a majority of whose members will be, at the closing of the Recapitalization, executive officers of the Partnership (the 'Successor General Partner'), and Millennium Petrochemicals Inc. ('Millennium');

          (b) the purchase by the Successor General Partner of the general partner interest in the Partnership and the Operating Partnership and all of the Incentive Distribution Rights of the Partnership (collectively, the 'Assets') for $6 million in cash and the assumption of certain liabilities of the General Partner by the Successor General Partner pursuant to a Purchase Agreement (the 'Purchase Agreement') to be entered into by Millennium, the General Partner and the Successor General Partner;

          (c) the election of the Successor General Partner as the general partner of the Partnership and the Operating Partnership upon the transfer of the Assets by the General Partner;

          (d) the termination of the Distribution Support Agreement dated as of March 5, 1996 among the Partnership, the General Partner and Millennium pursuant to a Termination Agreement (the 'Termination Agreement') to be entered into by such parties; and

          (e) the adoption of certain amendments to the Amended and Restated Agreements of Limited Partnership of the Partnership and the Operating Partnership, including modifications of the Incentive Distribution Rights and the elimination of certain net worth requirements applicable to the general partner of the Partnership.

     Capitalized terms used herein but not defined herein have the meanings assigned to such terms in the Recapitalization Agreement.

     In formulating our Opinion, we have, among other things: (i) reviewed certain publicly available financial and other data with respect to the Partnership and the Operating Partnership, including (a) the consolidated financial statements of the Partnership for the fiscal years ended September 28, 1996 and September 27, 1997 and the nine-month periods ended June 28, 1997 and June 27, 1998 and (b) a draft of the Partnership's Annual Report on Form 10-K for the fiscal year ended September 26, 1998 and certain other financial and operating data relating to the Partnership made available to us from published sources and from the internal records of the Partnership; (ii) reviewed the most recent drafts of the Recapitalization Agreement dated November 19, 1998, the Purchase Agreement dated November 10, 1998, the Second Amended and Restated Agreement of Limited Partnership of the Partnership dated November 11, 1998 the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated November 17, 1998 and the Termination Agreement dated
November 19, 1998; (iii) reviewed current and historical market prices and trading volumes of the Common Units, the payment history of distributions on the Common Units and the Subordinated Units and the capitalization and financial condition of the Partnership; (iv) compared the Partnership, from a financial point of view, with certain other publicly traded partnerships in the propane industry; (v) considered the financial terms, to the extent publicly available, of selected recent transactions in the propane industry; (vi) reviewed and discussed with the Elected Supervisors and management of the Partnership certain information of a business and financial nature regarding the Partnership furnished to us by the Partnership, including financial forecasts and related assumptions of the Partnership; (vii) reviewed and discussed with the Partnership's management historical and forecasted capital expenditure requirements for both maintenance and other operational purposes; (viii) reviewed and discussed with the Partnership's management the terms of a proposed credit facility to fund the Redemption and pay expenses of the Recapitalization; (ix) reviewed and discussed with the Partnership's management proposed arrangements for the purchase of the Assets by the Successor General Partner; (x) made inquiries regarding and discussed the Recapitalization with respective counsel to the Special Committee and the Partnership; (xi) performed pro-forma capitalization analyses and used five-year financial projections prepared by management for fiscal years 1999 through 2003, in order to compute pro-forma potential distributions and pro-forma unit coverage and compared this to the status quo case; and (xii) performed such other analyses and examinations and considered such other financial, economic and market criteria as we deemed relevant and appropriate.

     In connection with our review, we have not assumed any obligation independently to verify any information utilized, reviewed or considered by us in formulating our Opinion and have relied on its being accurate and complete in all material respects. With respect to the financial forecasts for the Partnership provided to us, we have assumed for purposes of our Opinion that the forecasts have been reasonably prepared on bases reflecting the best available estimates and judgments of the Partnership's management at the time of preparation as to the future financial performance of the Partnership. We have also assumed that there has not occurred any material change in the Partnership's assets, financial condition, results of operations, business or prospects since the respective dates on which the Partnership's most recent financial statements were made available to us. We have relied on advice of respective counsel to the Special Committee and the Partnership and independent accountants to the Partnership as to all legal and financial reporting matters with respect to the Partnership and the Recapitalization. In addition, we have not assumed responsibility for making an independent evaluation, appraisal or physical inspection of any of the assets or liabilities (contingent or otherwise) of the Partnership, nor have we been furnished with any such appraisal. Our Opinion is based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof. We have undertaken to reaffirm the Opinion as of the date of mailing of a definitive proxy statement related to the Recapitalization.

     We have further assumed that the Recapitalization will be consummated substantially in accordance with the terms described in the most recent drafts of the Recapitalization Agreement and Purchase Agreement without waiver of any of the conditions or obligations thereunder.

     We have been retained to render this Opinion and are being compensated therefor. Rothschild previously has acted as financial advisor to the Partnership and Millennium and certain of their former affiliated entities ('Affiliated Entities'). Although Rothschild anticipates that it may render financial advisory services to Millennium and its affiliates in the future, Rothschild is not currently providing any such services to Millennium or any of its affiliates pursuant to any agreement in effect or contemplated. Rothschild has neither received nor is owed any fee from Millennium or its affiliates for financial advisory services. Rothschild has received customary compensation for financial advisory services rendered previously to the Affiliated Entities and the Partnership, including certain preliminary advice rendered to the Partnership relating to the Recapitalization.

     This Opinion is directed to the Special Committee of the Board of Supervisors of the Partnership in its consideration of the fairness of the Recapitalization to the Partnership's public common unitholders and does not constitute a recommendation to any unitholders of the Partnership as to how any such unitholders should vote with respect to the Recapitalization at any meeting called to approve the Recapitalization.

     Based upon the foregoing and other factors we deem relevant and in reliance thereon, it is our Opinion that, as of the date hereof, the Recapitalization is fair, from a financial point of view, to the public common unitholders of the Partnership.

                                          Very truly yours,
                                          Rothschild Inc.

                                      D-2



                             STATEMENT OF DIFFERENCES
                             ------------------------
   In Annex C (the Form of Second Amended and Restated Agreement of Limited Partnership) proposed additions shall be enclosed in braces { } and proposed deletions shall be enclosed in square brackets [ ].

   The section symbol shall be expressed as .......................... 'SS'